US-DOCS\149452760.14 EXECUTION COPY AMENDMENT NO. 2 Dated as of May 15, 2024 to CREDIT AGREEMENT Dated as of October 21, 2011 as amended and restated as of February 8, 2013 as further amended and restated as of July 13, 2017 and as further amended and restated as of May 17, 2021 This AMENDMENT NO. 2 (this “Amendment”) is made as of May 15, 2024 by and among Cimpress plc (the “Company”), Vistaprint Limited, Cimpress Schweiz GmbH, Vistaprint B.V., Vistaprint Netherlands B.V., having its corporate seat in Venlo, the Netherlands and registered in the Dutch Chamber of Commerce under number 14103390, and Cimpress USA Incorporated (collectively, the “Subsidiary Borrowers” and, together with the Company, the “Borrowers”), each other Loan Party party hereto, the financial institutions listed on the signature pages hereof, and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) under that certain Credit Agreement, dated as of October 21, 2011, by and among the Borrowers, the Lenders (as defined therein) from time to time party thereto and the Administrative Agent (as amended and restated as of February 8, 2013, as further amended and restated as of July 13, 2017, as further amended and restated as of May 17, 2021, and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement” and as amended hereby, the “Amended Credit Agreement”). RECITALS WHEREAS, the Company has requested that the 2024 Refinancing Tranche B-1 Term Lenders (as defined in the Amended Credit Agreement) provide 2024 Refinancing Tranche B-1 Term Loans (as defined in the Amended Credit Agreement) pursuant to Section 2.20 of the Credit Agreement in an aggregate principal amount equal to $1,037,498,125, all or a portion of which shall be applied on the Amendment No. 2 Effective Date (as defined below) to refinance (the “2024 Refinancing”) all Tranche B-1 Term Loans (as defined in the Credit Agreement) (the “Existing Tranche B-1 Term Loans”) and a portion of the Tranche B-2 Term Loans (as defined in the Credit Agreement) (the “Existing Tranche B-2 Term Loans”), in each case, outstanding immediately prior to the effectiveness of this Amendment (collectively, the “Existing Term Loans”), and the 2024 Refinancing Tranche B-1 Term Lenders have agreed to provide the 2024 Refinancing Tranche B-1 Term Loan Commitments (as defined in the Amended Credit Agreement) on the terms and subject to the conditions set forth herein and in the Amended Credit Agreement; WHEREAS, each Amendment No. 2 Consenting Tranche B-1 Term Lender (as defined in the Amended Credit Agreement) that has so indicated on its signature page hereto has agreed, on the terms and conditions set forth herein, to exchange (on a cashless basis) 100% of its Existing Tranche B-1 Term Loans (or such lesser amount as may be notified to it by the Administrative Agent) in exchange for, or to cause one of its Affiliates to receive a primary allocation of, 2024 Refinancing Tranche B-1 Term Loans in a principal amount at least equal to the principal amount of Existing Tranche B-1 Term Loans held by such Amendment No. 2 Consenting Tranche B-1 Term Lender immediately prior to the effectiveness of this Amendment (or such lesser amount as may be notified to it by the Administrative Agent), in each case, effective as of the Amendment No. 2 Effective Date;

2 WHEREAS, in connection with the 2024 Refinancing, the Company intends to repay a portion of the Euro denominated Existing Tranche B-2 Term Loans and replace such Existing Tranche B-2 Term Loans with the Dollar denominated 2024 Refinancing Tranche B-1 Term Loans; WHEREAS, in connection with the 2024 Refinancing, the Company has requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement in accordance with Section 9.02 of the Credit Agreement, and, subject to the satisfaction of the conditions set forth herein, the Administrative Agent and the Required Lenders are willing to do so, on the terms set forth herein; WHEREAS, the Loan Parties expect to realize substantial direct and indirect benefits as a result of this Amendment becoming effective and the consummation of the transactions contemplated hereby, and agree to reaffirm their obligations under the Amended Credit Agreement, the Collateral Documents and the other Loan Documents to which they are a party; and WHEREAS, the Administrative Agent, the 2024 Refinancing Tranche B-1 Term Lenders, the Required Lenders and the Borrowers agree to amend the Credit Agreement, on the terms and conditions set forth herein; NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: 1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Amended Credit Agreement. 2. Amendments to the Credit Agreement. Effective as of the Amendment No. 2 Effective Date, the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages attached as Annex A hereto. 3. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions (the date of the satisfaction of all such conditions, the “Amendment No. 2 Effective Date”): (a) The Administrative Agent (or its counsel) shall have received from each of the Company, the Loan Parties party hereto, the Required Lenders (including each 2024 Refinancing Tranche B-1 Term Lender) and the 2024 Refinancing Tranche B-1 Term Lenders a counterpart of this Amendment signed on behalf of such party (which, subject to Section 9.06 of the Credit Agreement, may include any Electronic Signatures (as defined below) transmitted by telecopy, emailed pdf or any other electronic means that reproduces an image of an actual executed signature page). (b) The Administrative Agent shall have received payment of the Administrative Agent’s (and its Affiliates’) fees, and any other fees, in each case, separately agreed upon with the Company in writing and its reasonable and documented out-of-pocket expenses in connection with the preparation, execution and delivery of this Amendment, including all reasonable and documented out-of-pocket fees, charges and disbursements of counsel to the Administrative Agent, solely to the extent required to be paid pursuant to Section 9.03 of the Amended Credit Agreement and to the extent invoiced in reasonable detail at least two (2) Business Days prior to the Amendment No. 2 Effective Date (or such later date as the Company may agree in writing in its sole discretion).

3 (c) The Company shall have paid to the Administrative Agent: (i) for the ratable account of each Lender holding Existing Tranche B-1 Term Loans immediately prior to the Amendment No. 2 Effective Date, simultaneously with the making of the 2024 Refinancing Tranche B-1 Term Loans, all accrued and unpaid interest on the Existing Tranche B-1 Term Loans to, but not including, the Amendment No. 2 Effective Date, and substantially simultaneously with the borrowing of the 2024 Refinancing Tranche B-1 Term Loans, the Existing Tranche B-1 Term Loans (other than Converted Tranche B-1 Term Loans) shall have been paid in full, and (ii) for the ratable account of each Lender holding Existing Tranche B-2 Term Loans immediately prior to the Amendment No. 2 Effective Date, simultaneously with the making of the 2024 Refinancing Tranche B-1 Term Loans, all accrued and unpaid interest on the Existing Tranche B-2 Term Loans to, but not including, the Amendment No. 2 Effective Date, and substantially simultaneously with the borrowing of the 2024 Refinancing Tranche B-1 Term Loans, the Existing Tranche B-2 Term Loans shall have been paid in an aggregate principal amount up to €245,346,287.70. (d) As of the date hereof and immediately after giving effect to the terms of this Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties of each of the Company and the other Borrowers set forth in the Credit Agreement shall be true and correct in all material respects (except to the extent that such representation or warranty is qualified by Material Adverse Effect or other materiality qualification, in which case such representation and warranty shall be true and correct in all respects) on and as of such date, except to the extent expressly made as of an earlier date, in which case such representations and warranties shall have been so true and correct as of such earlier date. (e) The Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent, such other opinions, instruments and documents as the Administrative Agent or its counsel shall have reasonably requested prior to the date hereof. 4. Representations and Warranties. Each Loan Party hereby represents and warrants as follows: (a) This Amendment has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, examinership, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. (b) The execution, delivery and performance by such Loan Party of this Amendment (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except for filings necessary to perfect Liens created pursuant to the Loan Documents, (ii) will not violate the charter, by-laws, constitution or other organizational documents of the Company or any of its Subsidiaries, (iii) will not violate any applicable law or regulation or any order of any Governmental Authority or violate or result in a default under any indenture, agreement or other instrument binding upon the Company or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Company or any of its Subsidiaries, except for violations or defaults that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, and (iv) will not

4 result in the creation or imposition of any Lien on any asset of the Company or any of its Subsidiaries, other than Liens created under the Loan Documents. (c) As of the date hereof and immediately after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of each of the Company and the other Borrowers set forth in the Amended Credit Agreement are true and correct in all material respects (except to the extent that such representation or warranty is qualified by Material Adverse Effect or other materiality qualification, in which case such representation and warranty is true and correct in all respects on and as of such date), except to the extent expressly made as of an earlier date, in which case such representations and warranties are true and correct as of such earlier date. 5. Reaffirmation; Reference to and Effect on the Loan Documents. (a) From and after the Amendment No. 2 Effective Date, each reference in the Amended Credit Agreement to “hereunder,” “hereof,” “this Agreement” or words of like import and each reference in the other Loan Documents to “Credit Agreement,” “thereunder,” “thereof” or words of like import shall, unless the context otherwise requires, mean and be a reference to the Amended Credit Agreement. (b) Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed. (c) The Company and each other Loan Party (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) confirms all of its obligations under and subject to the terms (and subject to the limitations and restrictions) of each of the Loan Documents (as amended by this Amendment) to which it is party, (iii) agrees that the Collateral Documents to which it is party continue to be in full force and effect and are not impaired or adversely affected in any manner whatsoever, (iv) confirms its grant of security interests in all Collateral (or any equivalent term used in the applicable Collateral Documents) pursuant to the Collateral Documents to which it is a party, on the terms and subject to the limitations and conditions set forth in such Collateral Documents, as security for the Secured Obligations, (v) agrees that this Amendment and all documents executed in connection herewith shall not be construed as the creation of new security interests, (vi) acknowledges that all Liens granted (or purported to be granted) pursuant to the Collateral Documents to which it is a party remain and continue in full force and effect in respect of, and to secure, the Secured Obligations and (vii) with respect to any Liens governed by the laws of the Netherlands, confirms that such Liens have always been intended to extend to the obligations of the Loan Parties under the Loan Documents as amended, restated, supplemented or otherwise modified from time to time, including as amended by this Amendment and shall so extend thereto in accordance with the terms of the Loan Documents. Each Guarantor hereby reaffirms, ratifies and confirms its obligations under the Guaranty and the Amended Credit Agreement and agrees that its obligation to guarantee the Secured Obligations (as amended and/or supplemented by virtue of this Amendment) is in full force and effect as of the date hereof, subject to the terms (and subject to the limitations and restrictions) of the relevant Loan Documents to which it is party. Each of the parties hereto hereby acknowledges that, in connection with this Amendment, there shall be no reaffirmation, confirmation, security supplements or similar agreements other than the reaffirmations set forth in this Section 5. Each party hereto agrees (in particular for the purposes of article 116 of the Swiss Code of Obligations of 30 March 1911, as amended from time to time, and any other applicable laws), for purposes of the Collateral Documents only, that nothing in the Amended Credit Agreement or this Agreement shall constitute or be construed as a novation (keine Novation) of any rights and obligations under the Credit Agreement and the Collateral Documents and that all rights and obligations, including, without limitation, the security interests and other

5 undertakings created pursuant to these agreements as modified shall continue for the benefit of each relevant party, their successors, permitted transferees and permitted assignees, as the case may be. (d) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Credit Agreement, any other Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith. (e) This Amendment is a Loan Document and an Incremental Amendment. 6. Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial, Etc. (a) This Amendment shall be construed in accordance with and governed by the law of the State of New York. Notwithstanding the foregoing, (i) any reaffirmation pursuant to this Agreement of any Swiss law governed security interest shall be governed by Swiss law and (ii) Section 5 of this Amendment, as it pertains to each Loan Party organized under the laws of Canada, shall be governed by the laws of the jurisdiction governing the Loan Documents to which each such Loan Party is a party. (b) SECTIONS 9.09(B) THROUGH 9.09(F) AND SECTION 9.10 OF THE CREDIT AGREEMENT ARE INCORPORATED HEREIN BY THIS REFERENCE, AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN. 7. No Novation. This Amendment is not intended to, and shall not, constitute a novation and shall not extinguish the Loans or other obligations outstanding under the Credit Agreement. 8. Amendments; Headings; Severability. This Amendment may not be amended nor may any provision hereof be waived except in accordance with Section 9.02 of the Amended Credit Agreement. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting this Amendment. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. 9. Execution in Counterparts; Electronic Signatures. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record. [remainder of page intentionally left blank]

Signature Page to Amendment No. 2 Cimpress plc, et al. IN WITNESS WHEREOF, each of the parties hereto has duly executed and delivered this Amendment as of the date first above written. CIMPRESS PLC, as the Company By: /s/Sean Quinn Name: Sean Quinn Title: Chief Financial Officer and Attorney VISTAPRINT LIMITED, as a Borrower By: /s/Sean Quinn Name: Sean Quinn Title: President and Chairman CIMPRESS SCHWEIZ GMBH, as a Borrower By: /s/Sean Quinn Name: Sean Quinn Title: Managing Officer VISTAPRINT B.V., as a Borrower By: /s/Sean Quinn Name: Sean Quinn Title: Managing Director VISTAPRINT NETHERLANDS B.V., as a Borrower By: /s/Sean Quinn Name: Sean Quinn Title: Managing Director CIMPRESS USA INCORPORATED, as a Borrower By: /s/Sean Quinn Name: Sean Quinn Title: President

Signature Page to Amendment No. 2 Cimpress plc, et al. CIMPRESS WINDSOR CORPORATION, as a Subsidiary Guarantor By: /s/Sean Quinn Name: Sean Quinn Title: Treasurer CIMPRESS INVESTMENTS B.V., as a Subsidiary Guarantor By: /s/Sean Quinn Name: Sean Quinn Title: Managing Director CIMPRESS JAMAICA LIMITED, as a Subsidiary Guarantor By: /s/Sean Quinn Name: Sean Quinn Title: Managing Director CIMPRESS DEUTSCHLAND GMBH, as a Subsidiary Guarantor By: /s/Sean Quinn Name: Sean Quinn Title: Managing Director

Signature Page to Amendment No. 2 Cimpress plc, et al. NATIONAL PEN PROMOTIONAL PRODUCTS LIMITED, as a Subsidiary Guarantor By: /s/Sean Quinn Name: Sean Quinn Title: Attorney and Director CIMPRESS IRELAND LIMITED, as a Subsidiary Guarantor By: /s/Sean Quinn Name: Sean Quinn Title: Attorney PRINTI LLC, as a Subsidiary Guarantor By: /s/Sean Quinn Name: Sean Quinn Title: President WABASH DIGITAL, INC., as a Subsidiary Guarantor By: /s/Sean Quinn Name: Sean Quinn Title: President

Signature Page to Amendment No. 2 Cimpress plc, et al. Executed by CIMPRESS AUSTRALIA PTY LIMITED, as a Subsidiary Guarantor /s/Marcus Marchant Company Secretary /s/Marcus Marchant Director Marcus Marchant Name of Company Secretary (print) Marcus Marchant Name of Director (print) Executed by 99DESIGNS PTY LTD, as a Subsidiary Guarantor /s/Sean Quinn Director /s/Paul McDermott Director Sean Quinn Name of Director (print) Paul McDermott Name of Director (print) Executed by VISTAPRINT AUSTRALIA PTY LTD, as a Subsidiary Guarantor /s/Jonathan Chevalier Director /s/Paul McDermott Director Jonathan Chevalier Name of Director (print) Paul McDermott Name of Director (print)

Signature Page to Amendment No. 2 Cimpress plc, et al. CIMPRESS ITALY S.R.L., as a Subsidiary Guarantor By: /s/Sean Quinn Name: Sean Quinn Title: Chairman and Executive Director PIXARTPRINTING S.P.A., as a Subsidiary Guarantor By: /s/Sean Quinn Name: Sean Quinn Title: Executive Director Commonwealth of Massachusetts County of Middlesex Sean Quinn personally appeared before me, the undersigned notary public, and proved to me his/her identity through satisfactory evidence, which was drivers license, to be the person whose name is signed above in my presence on this 10th day of May, 2024. All signatures were made in the United States. /s/Dana Gibbons Dana Gibbons, Notary Public My Commission Expires 10/21/2027

Signature Page to Amendment No. 2 Cimpress plc, et al. CIMPRESS JAPAN CO., LTD., as a Subsidiary Guarantor By: /s/Matthew Walsh Name: Matthew Walsh Title: Managing Director CIMPRESS UK LIMITED, as a Subsidiary Guarantor By: /s/Jonathan Chevalier Name: Jonathan Chevalier Title: Managing Director VISTAPRINT CORPORATE SOLUTIONS INCORPORATED, as a Subsidiary Guarantor By: /s/Jonathan Chevalier Name: Jonathan Chevalier Title: President and Treasurer BUILD A SIGN LLC, as a Subsidiary Guarantor By: /s/Jonathan Chevalier Name: Jonathan Chevalier Title: Treasurer CIMPRESS USA MANUFACTURING INCORPORATED, as a Subsidiary Guarantor By: /s/Bradley Hedderson Name: Bradley Hedderson Title: President

Signature Page to Amendment No. 2 Cimpress plc, et al. NATIONAL DESIGN LLC, as a Subsidiary Guarantor By: /s/Ethan Sterling Name: Ethan Sterling Title: Chief Financial Officer NATIONAL PEN CO. LLC, as a Subsidiary Guarantor By: /s/Ethan Sterling Name: Ethan Sterling Title: Chief Financial Officer NATIONAL PEN TENNESSEE LLC, as a Subsidiary Guarantor By: /s/Ethan Sterling Name: Ethan Sterling Title: Chief Financial Officer NP CORPORATE SERVICES LLC, as a Subsidiary Guarantor By: /s/Ethan Sterling Name: Ethan Sterling Title: Chief Financial Officer TRADEPRINT DISTIRBUTION LIMITED, as a Subsidiary Guarantor By: /s/Charlene Joss Name: Charlene Joss Title: Director WIRMACHENDRUCK GMBH, as a Subsidiary Guarantor By: /s/Johannes Voetter Name: Johannes Voetter Title: Managing Director

Signature Page to Amendment No. 2 Cimpress plc, et al. JPMORGAN CHASE BANK, N.A., individually as a 2024 Refinancing Tranche B-1 Term Lender and as Administrative Agent By: /s/Richard Ong Pho Name: Richard Ong Pho Title: Executive Director

[Signature Pages of Amendment No. 2 Consenting Tranche B-1 Term Lenders and Other Lenders On File with Administrative Agent]

ANNEX A Attached

CREDIT AGREEMENT dated as of October 21, 2011 as amended and restated as of February 8, 2013 and as further amended and restated as of July 13, 2017 and as further amended and restated as of May 17, 2021 among CIMPRESS PLC VISTAPRINT LIMITED CIMPRESS SCHWEIZ GMBH VISTAPRINT B.V. VISTAPRINT NETHERLANDS B.V. CIMPRESS USA INCORPORATED The Other Subsidiary Borrowers Party Hereto The Lenders Party Hereto JPMORGAN CHASE BANK, N.A. as Administrative Agent BANK OF AMERICA, N.A. as Syndication Agent and CAPITAL ONE, N.A., CITIBANK, N.A., CITIZENS BANK, N.A., HSBC BANK USA, N.A., FIFTH THIRD BANK, N.A., MUFG UNION BANK, N.A., PNC BANK, N.A. and GOLDMAN SACHS BANK USA as Co-Documentation Agents ___________________________________ JPMORGAN CHASE BANK, N.A. and BofA SECURITIES, INC. as Joint Bookrunners and Joint Lead Arrangers and JPMORGAN CHASE BANK, N.A. and BofA SECURITIES, INC., as Joint Bookrunners and Joint Lead Arrangers in connection with Amendment No. 2 US-DOCS\141096063.3149452763.12

TABLE OF CONTENTS Page ARTICLE I DEFINITIONS 2 SECTION 1.01 Defined Terms 2 SECTION 1.02 Classification of Loans and Borrowings 7071 SECTION 1.03 Terms Generally 7071 SECTION 1.04 Accounting Terms; GAAP 7172 SECTION 1.05 Status of Secured Obligations 7172 SECTION 1.06 Amendment and Restatement of the Existing Credit Agreement 7172 SECTION 1.07 PPSA/UCC, etc 7273 SECTION 1.08 Interest Rates; Benchmark Notification 7273 SECTION 1.09 Letter of Credit Amounts 7374 SECTION 1.10 Divisions 7374 SECTION 1.11 Limited Condition Transactions 7374 SECTION 1.12 Exchange Rates; Currency Equivalents 7475 SECTION 1.13 Agreed Security Principles 7475 SECTION 1.14 Blocking Regulation 7476 ARTICLE II THE CREDITS 7576 SECTION 2.01 Commitments 7576 SECTION 2.02 Loans and Borrowings 7677 SECTION 2.03 Requests for Borrowings 7678 SECTION 2.04 Determination of Dollar Amounts 7779 SECTION 2.05 Swingline Loans 7879 SECTION 2.06 Letters of Credit 7981 SECTION 2.07 Funding of Borrowings 8586 SECTION 2.08 Interest Elections 8687 SECTION 2.09 Termination and Reduction of Commitments 8789 SECTION 2.10 Repayment and Amortization of Loans; Evidence of Debt 8889 SECTION 2.11 Prepayment of Loans 8990 SECTION 2.12 Fees 9395 SECTION 2.13 Interest 9496 SECTION 2.14 Alternate Rate of Interest 9597 SECTION 2.15 Increased Costs 98100 SECTION 2.16 Break Funding Payments 100101 SECTION 2.17 Taxes 101102 SECTION 2.18 Payments Generally; Allocations of Proceeds; Pro Rata Treatment; Sharing of Set offs 106108 SECTION 2.19 Mitigation Obligations; Replacement of Lenders 109110 SECTION 2.20 Incremental Facilities 109111 SECTION 2.21 Reserved 114115 SECTION 2.22 Judgment Currency 114115 SECTION 2.23 Designation of Subsidiary Borrowers 114116 SECTION 2.24 Defaulting Lenders 115116 SECTION 2.25 Loan Modification Offers 117119 SECTION 2.26 Refinancing Facility 118120

Table Of Contents (continued) Page ARTICLE III REPRESENTATIONS AND WARRANTIES 121122 SECTION 3.01 Organization; Powers; Subsidiaries 121122 SECTION 3.02 Authorization; Enforceability 121123 SECTION 3.03 Governmental Approvals; No Conflicts 121123 SECTION 3.04 Financial Condition; No Material Adverse Change 122123 SECTION 3.05 Properties 122123 SECTION 3.06 Litigation, Environmental and Labor Matters 122124 SECTION 3.07 Compliance with Laws and Agreements 123124 SECTION 3.08 Investment Company Status 123125 SECTION 3.09 Taxes 123125 SECTION 3.10 ERISA 123125 SECTION 3.11 Disclosure 123125 SECTION 3.12 Federal Reserve Regulations 124125 SECTION 3.13 Liens 124125 SECTION 3.14 No Default 124125 SECTION 3.15 No Burdensome Restrictions 124125 SECTION 3.16 Compliance with Swiss Non-Bank Rules 124126 SECTION 3.17 Financial Assistance 124126 SECTION 3.18 Security Interest in Collateral 124126 SECTION 3.19 USA Patriot Act 124126 SECTION 3.20 Anti-Corruption Laws and Sanctions 125126 SECTION 3.21 Affected Financial Institutions 125127 SECTION 3.22 Solvency 125127 ARTICLE IV CONDITIONS 125127 SECTION 4.01 Effectiveness 125127 SECTION 4.02 Each Credit Event 125127 SECTION 4.03 Designation of a Subsidiary Borrower 126127 ARTICLE V AFFIRMATIVE COVENANTS 127128 SECTION 5.01 Financial Statements and Other Information 127128 SECTION 5.02 Notices of Material Events 129130 SECTION 5.03 Existence; Conduct of Business 129131 SECTION 5.04 Payment of Obligations 130131 SECTION 5.05 Maintenance of Properties; Insurance 130131 SECTION 5.06 Books and Records; Inspection Rights 131132 SECTION 5.07 Compliance with Laws 131133 SECTION 5.08 Use of Proceeds 131133 SECTION 5.09 Subsidiary Guarantors; Pledges; Additional Collateral; Further Assurances 131133 SECTION 5.10 After Acquired Real Estate 133134 SECTION 5.11 Maintenance of Ratings 139140 SECTION 5.12 Compliance with Swiss Non-Bank Rules 139140 SECTION 5.13 DAC6 139140 SECTION 5.14 Post-Closing Obligations 139141 ii

Table Of Contents (continued) Page ARTICLE VI NEGATIVE COVENANTS 140141 SECTION 6.01 Indebtedness 140141 SECTION 6.02 Liens 142144 SECTION 6.03 Fundamental Changes; Dispositions 144145 SECTION 6.04 Investments, Loans, Advances, Guarantees and Acquisitions 147148 SECTION 6.05 Swap Agreements 150151 SECTION 6.06 Transactions with Affiliates 150151 SECTION 6.07 Restricted Payments 150152 SECTION 6.08 Restrictive Agreements 152154 SECTION 6.09 Junior Indebtedness and Amendments to Junior Indebtedness Documents 154155 SECTION 6.10 Sale and Leaseback Transactions 155156 SECTION 6.11 Financial Covenant 155157 SECTION 6.12 Material Intellectual Property 155157 ARTICLE VII EVENTS OF DEFAULT 156157 SECTION 7.01 Events of Default 156157 SECTION 7.02 Remedies Upon an Event of Default 158159 SECTION 7.03 Application of Payments 159161 ARTICLE VIII THE ADMINISTRATIVE AGENT 161162 SECTION 8.01 Authorization and Action 161162 SECTION 8.02 Administrative Agent’s Reliance, Limitation of Liability, Etc 163165 SECTION 8.03 Posting of Communications 165166 SECTION 8.04 The Administrative Agent Individually 166167 SECTION 8.05 Successor Administrative Agent 166168 SECTION 8.06 Acknowledgements of Lenders and Issuing Banks 167169 SECTION 8.07 Collateral Matters 169171 SECTION 8.08 Credit Bidding 170172 SECTION 8.09 Certain Foreign Pledge Matters 171173 SECTION 8.10 Intercreditor Agreement 174175 ARTICLE IX MISCELLANEOUS 174175 SECTION 9.01 Notices 174175 SECTION 9.02 Waivers; Amendments 175177 SECTION 9.03 Expenses; Indemnity; Damage Waiver 179180 SECTION 9.04 Successors and Assigns 180182 SECTION 9.05 Survival 187189 SECTION 9.06 Counterparts; Integration; Electronic Execution; Effectiveness 188189 SECTION 9.07 Severability 189190 SECTION 9.08 Right of Setoff 189190 SECTION 9.09 Governing Law; Jurisdiction; Consent to Service of Process 189190 SECTION 9.10 WAIVER OF JURY TRIAL 190192 SECTION 9.11 Headings 190192 iii

Table Of Contents (continued) Page SECTION 9.12 Confidentiality 191192 SECTION 9.13 USA PATRIOT Act and Beneficial Ownership Regulation 192193 SECTION 9.14 Releases of Subsidiary Guarantors 192193 SECTION 9.15 Attorney Representation 193194 SECTION 9.16 Appointment for Perfection 193194 SECTION 9.17 Interest Rate Limitation 193194 SECTION 9.18 No Advisory or Fiduciary Responsibility 193195 SECTION 9.19 Acknowledgement and Consent to Bail-In of Affected Financial Institutions 194195 SECTION 9.20 Termination of Dutch CIT Fiscal Unity 195196 SECTION 9.21 Certain ERISA Matters 195196 SECTION 9.22 Acknowledgement Regarding Any Supported QFCs 196197 SECTION 9.23 Joint and Several 196198 ARTICLE X CROSS-GUARANTEE 197199 SECTION 10.01 Cross Guarantee 197199 SECTION 10.02 Swiss Limitation Language for Swiss Borrowers 199201 SECTION 10.03 Limitation on Guaranty of Certain Swap Obligations 201202 SECTION 10.04 Keepwell 201202 iv

SCHEDULES: Schedule 2.01A – Commitments Schedule 2.01B – Letter of Credit Commitments Schedule 2.06 – Existing Letters of Credit Schedule 3.01A – Subsidiaries Schedule 3.01B – Options and Warrants Schedule 3.05(c) – Real Estate Schedule 5.14 – Post-Closing Obligations Schedule 6.01 – Existing Indebtedness Schedule 6.02 – Existing Liens Schedule 6.03 – Sale of Certain Equity Interests Schedule 6.04 – Existing Investments EXHIBITS: Exhibit A – Form of Assignment and Assumption Exhibit B – Intentionally Omitted Exhibit C – Auction Procedures Exhibit D – Agreed Security Principles Exhibit E – List of Closing Documents Exhibit F-1 – Form of Borrowing Subsidiary Agreement Exhibit F-2 – Form of Borrowing Subsidiary Termination Exhibit G – Form of Master Reaffirmation Agreement Exhibit H-1 – Form of U.S. Tax Certificate (Foreign Lenders That Are Not Partnerships) Exhibit H-2 – Form of U.S. Tax Certificate (Foreign Participants That Are Not Partnerships) Exhibit H-3 – Form of U.S. Tax Certificate (Foreign Participants That Are Partnerships) Exhibit H-4 – Form of U.S. Tax Certificate (Foreign Lenders That Are Partnerships) Exhibit I-1 – Form of Borrowing Request Exhibit I-2 – Form of Interest Election Request i

CREDIT AGREEMENT (this “Agreement”) dated as of October 21, 2011, as amended and restated as of February 8, 2013, and as further amended and restated as of July 13, 2017, and as further amended and restated as of May 17, 2021, and as further amended, restated, supplemented or otherwise modified from time to time, among CIMPRESS PLC, VISTAPRINT LIMITED, CIMPRESS SCHWEIZ GMBH, VISTAPRINT B.V., VISTAPRINT NETHERLANDS B.V., having its corporate seat in Venlo, the Netherlands and registered in the Dutch Chamber of Commerce under number 14103390, CIMPRESS USA INCORPORATED, the other SUBSIDIARY BORROWERS from time to time party hereto, the LENDERS from time to time party hereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, an Issuing Bank and the Swingline Lender, BANK OF AMERICA, N.A., as an Issuing Bank, JPMORGAN CHASE BANK, N.A. and BofA SECURITIES, INC. and Joint Bookrunners and Joint Lead Arrangers, BANK OF AMERICA, N.A., as Syndication Agent, CAPITAL ONE, N.A., CITIBANK, N.A., CITIZENS BANK, N.A., HSBC BANK USA, N.A., FIFTH THIRD BANK, N.A., MUFG UNION BANK, N.A., PNC BANK, N.A. and GOLDMAN SACHS BANK USA as Co-Documentation Agents. WHEREAS, certain of the Borrowers, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent thereunder, are currently party to the Credit Agreement, dated as of October 21, 2011, as amended and restated as of February 8, 2013, and as further amended and restated as of July 13, 2017 (as amended, supplemented or otherwise modified prior to the date hereofMay 17, 2021, the “Existing Credit Agreement”). WHEREAS, the Borrowers, the Lenders party to the Amendment and Restatement Agreement, the Departing Lenders (as hereafter defined) and the Administrative Agent have entered into the Amendment and Restatement Agreement in order to (i) amend and restate the Existing Credit Agreement in its entirety; (ii) extend the applicable maturity date for the Lenders (as defined herein) in respect of the existing revolving credit facility under the Existing Credit Agreement; (iii) re-evidence the “Secured Obligations” under, and as defined in, the Existing Credit Agreement, which shall be repayable in accordance with the terms of this Agreement; (iv) set forth the terms and conditions under which the Lenders will, from time to time, make loans and extend other financial accommodations to or for the benefit of the Borrowers; and (v) confirm that each Departing Lender shall cease to be a party to the Existing Credit Agreement as evidenced by its execution and delivery of its Departing Lender Signature Page. WHEREAS, it is the intent of the parties hereto that this Agreement not constitute a novation of the obligations and liabilities of the parties under the Existing Credit Agreement or be deemed to evidence or constitute full repayment of such obligations and liabilities, but that this Agreement amend and restate in its entirety the Existing Credit Agreement and re-evidence the obligations and liabilities of the Company and the Subsidiaries outstanding thereunder, which shall be payable in accordance with the terms hereof. WHEREAS, it is also the intent of the Borrowers and the Guarantors to confirm that all obligations under the applicable “Loan Documents” (as referred to and defined in the Existing Credit Agreement) shall continue in full force and effect as modified or restated by the Loan Documents (as referred to and defined herein) and that, from and after the Restatement Effective Date, all references to the “Credit Agreement” contained in any such existing “Loan Documents” shall be deemed to refer to this Agreement. NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree that the Existing Credit Agreement is hereby amended and restated as follows:

ARTICLE I DEFINITIONS SECTION 1.01 Defined Terms. As used in this Agreement, the following terms have the meanings specified below: “2024 Refinancing Tranche B-1 Term Lender” means each Lender (x) with a 2024 Refinancing Tranche B-1 Term Loan Commitment to make or otherwise fund 2024 Refinancing Tranche B-1 Term Loans on the Amendment No. 2 Effective Date pursuant to Amendment No. 2 and Section 2.01(d) or (y) with outstanding 2024 Refinancing Tranche B-1 Term Loans. “2024 Refinancing Tranche B-1 Term Loans” means the Term Loans (x) made on the Amendment No. 2 Effective Date pursuant to Amendment No. 2 and Section 2.01(d) and (y) converted from a Converted Tranche B-1 Term Loan pursuant to Section 2.01(d). “2024 Refinancing Tranche B-1 Term Loan Commitment” means, with respect to each 2024 Refinancing Tranche B-1 Term Lender, its commitment to make 2024 Refinancing Tranche B-1 Term Loans. As of the Amendment No. 2 Effective Date, immediately prior to the making of the 2024 Refinancing Tranche B-1 Term Loans, the 2024 Refinancing Tranche B-1 Term Loan Commitment (exclusive of Converted Tranche B-1 Term Loans) is equal to $387,594,548. As of the Amendment No. 2 Effective Date, the total outstanding principal amount of 2024 Refinancing Tranche B-1 Term Loans is equal to $1,037,498,125. “2026 Senior Unsecured Notes” means the Company’s 7.0% senior notes due 2026 issued pursuant to that certain 2026 Senior Unsecured Notes Indenture, in the principal amount of up to $600,000,000. “2026 Senior Unsecured Notes Indenture” means the Senior Notes Indenture, dated as of June 15, 2018, as supplemented by a first supplemental indenture, dated as of October 15, 2019, a second supplemental indenture, dated as of December 3, 2019, and a third supplemental indenture, dated as of February 13, 2020, by and among the Company, certain of its Subsidiaries and U.S. Bank National Association, as successor trustee, as amended, restated, supplemented or otherwise modified from time to time. “ABR”, when used in reference to any Loan or Borrowing, refers to such Loan, or the Loans comprising such Borrowing, bearing interest at a rate determined by reference to the Alternate Base Rate. “Accepting Lenders” has the meaning given to such term in Section 2.25(a). “Adjusted EURIBO Rate” means, with respect to any Term Benchmark Borrowing denominated in euro for any Interest Period, an interest rate per annum equal to (a) the EURIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate. “Adjusted Term SOFR Rate” means, with respect to any Term Benchmark Borrowing denominated in Dollars for any Interest Period, an interest rate per annum equal to (a) the Term SOFR Rate for such Interest Period, plus (b) the Term SOFR Adjustment; provided that if (i) in respect of Revolving Loans, the Adjusted Term SOFR Rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement and (ii) in respect of Term Loans, the 2

Adjusted Term SOFR Rate as so determined would be less than 0.50%, such rate shall be deemed to be 0.50% for the purposes of this Agreement. “Administrative Agent” means JPMorgan Chase Bank, N.A. (or any of its designated branch offices or affiliates), in its capacity as administrative agent for the Lenders hereunder. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affected Foreign Subsidiary” means any subsidiary of a Subsidiary organized under the laws of a jurisdiction located in the United States of America so long as such subsidiary (x) is a Foreign Subsidiary and (y) such Foreign Subsidiary acting as a Subsidiary Guarantor would cause a Deemed Dividend Problem. “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Agreed Currencies” means (i) Dollars, (ii) euro, (iii) Swiss Francs, (iv) Pounds Sterling and (v) any other currency (x) that is a lawful currency (other than Dollars) that is readily available, not restricted and freely transferable and convertible into Dollars, (y) for which an applicable screen rate is available in the Administrative Agent’s determination and (z) that is agreed to by the Administrative Agent and each Lender in respect of the applicable Class of Loans or Commitments. “Agreed Security Principles” means the Agreed Security Principles attached hereto as Exhibit D. “Agreement” has the meaning assigned to such term in the introductory paragraph. “All-In Yield” means, as to any Indebtedness, the effective yield applicable thereto calculated by the Administrative Agent in consultation with the Company in a manner consistent with generally accepted financial practices, taking into account (a) interest rate margins, (b) interest rate floors (subject to the proviso set forth below), (c) any amendment to the relevant interest rate margins and interest rate floors prior to the applicable date of determination and (d) original issue discount and upfront or similar fees (based on an assumed four-year average life to maturity), but excluding (i) any arrangement, commitment, structuring, underwriting, ticking, unused line, amendment and/or other fee, in each case that are not paid to the lenders generally and (ii) any other fee that is not paid directly by the Company generally to all relevant lenders ratably; provided, however, that if any Indebtedness includes an Adjusted Term SOFR Rate, Adjusted EURIBO Rate, or Alternate Base Rate floor that is greater than the Adjusted Term SOFR Rate, Adjusted EURIBO Rate, or Alternate Base Rate floor applicable to any existing Term Loans, such differential between interest rate floors shall be included in the calculation of All-In Yield, but only to the extent an increase in the Adjusted Term SOFR Rate, Adjusted EURIBO Rate, or Alternate Base Rate floor applicable to any Initial Term Loans would cause an increase in the Applicable Rate then in effect thereunder, and in such case the Adjusted Term SOFR Rate, Adjusted EURIBO Rate, or Alternate Base Rate floors (but not the Applicable Rate) applicable to such Initial Term Loans shall be increased to the extent of such differential between interest rate floors. 3

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of 1% and (c) the Adjusted Term SOFR Rate for a one month Interest Period as published two U.S. Government Securities Business Days prior to such day (or if such day is not a U.S. Government Securities Business Day, the immediately preceding U.S. Government Securities Business Day) plus 1%; provided that for the purpose of this definition, the Adjusted Term SOFR Rate for any day shall be based on the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, on such day (or any amended publication time for the Term SOFR Reference Rate, as specified by the CME Term SOFR Administrator in the Term SOFR Reference Rate methodology). Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR Rate, respectively. If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 2.14 (for the avoidance of doubt, only until the Benchmark Replacement has been determined pursuant to Section 2.14(b)), then the Alternate Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. For the avoidance of doubt, (i) in respect of Revolving Loans, if the Alternate Base Rate as determined pursuant to the foregoing would be less than 1.00%, such rate shall be deemed to be 1.00% for purposes of this Agreement and (ii) in respect of Term Loans, if the Alternate Base Rate as determined pursuant to the foregoing would be less than 1.50%, such rate shall be deemed to be 1.50% for purposes of this Agreement. “Amendment and Restatement Agreement” means the Amendment and Restatement Agreement dated as of May 17, 2021, among the Borrowers, the Lenders party thereto, the Departing Lenders and the Administrative Agent. “Amendment No. 2” means that certain Amendment No. 2, dated as of May 15, 2024, by and among the Loan Parties, the Administrative Agent and the Lenders party thereto. “Amendment No. 2 Consenting Tranche B-1 Term Lender” means each Tranche B-1 Term Lender (immediately prior to the Amendment No. 2 Effective Date) that provided the Administrative Agent with a counterpart to Amendment No. 2 executed by such Lender on or prior to the Amendment No. 2 Effective Date. “Amendment No. 2 Effective Date” has the meaning assigned to such term in Amendment No. 2. “Ancillary Document” has the meaning assigned to such term in Section 9.06. “Anti-Corruption Laws” means, at any time, all laws, rules, and regulations of any jurisdiction applicable to the Company or its Subsidiaries at such time concerning or relating to bribery or corruption. “Applicable Party” has the meaning assigned to such term in Section 8.03(c). “Applicable Percentage” means, with respect to any Lender, (a) with respect to Revolving Loans, LC Exposure or Swingline Loans, the percentage equal to a fraction the numerator of which is such Lender’s Revolving Commitment and the denominator of which is the aggregate Revolving Commitments of all Revolving Lenders (if the Revolving Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Revolving Commitments of such Class most recently in effect, giving effect to any assignments), (b) with respect to the Tranche B-1 Term Loans, a percentage equal to a fraction the numerator of which is such Lender’s outstanding principal amount of the Tranche B-1 Term Loans and the denominator of which is the aggregate outstanding principal amount 4 of the Tranche B-1 Term Loans of all Tranche B-1 Term Lenders ~~and~~, (c) with respect to the Tranche B-2 Term Loans, a percentage equal to a fraction the numerator of which is such Lender's outstanding principal amount of the Tranche B-2 Term Loans and the denominator of which is the aggregate outstanding principal amount of the Tranche B-2 Term Loans of all Tranche B-2 Term Lenders and (d) with respect to the 2024 Refinancing Tranche B-1 Term Loans, a percentage equal to a fraction the numerator of which is such Lender's outstanding principal amount of the 2024 Refinancing Tranche B-1 Term Loans and the denominator of which is the aggregate outstanding principal amount of the 2024 Refinancing Tranche B-1 Term Loans of all 2024 Refinancing Tranche B-1 Term Lenders; provided that, with respect to the calculation set forth in the foregoing clauses (a), (b) ~~and~~, (c) and (d), in the case of Section 2.24 when a Defaulting Lender shall exist, any such Defaulting Lender's Revolving Commitment, Tranche B-1 Term Loan Commitment ~~and/or~~, Tranche B-2 Term Loan Commitment and/or 2024 Refinancing Tranche B-1 Term Loan Commitment, as applicable, shall be disregarded in the applicable calculation.

"Applicable Pledge Percentage" means 100% but 65% in the case of a pledge by a U.S. Loan Party of its Equity Interests in an Affected Foreign Subsidiary, but solely to the extent such pledge secures a Loan or Commitment extended to a Borrower that is a U.S. Person.

"Applicable Rate" means:

(a) with respect to the 2024 Refinancing Tranche B-1 Term Loans, a rate per annum equal to (i) ~~3.50~~3.00% in the case of Term Benchmark Term Loans and (ii) ~~2.50~~2.00% in the case of ABR Term Loans;

(b) with respect to the Tranche B-2 Term Loans, a rate per annum equal to 3.50%; and

(c) with respect to any Term Benchmark Revolving Loan or any ABR Revolving Loan, any RFR Revolving Loan, any CBR Revolving Loan, or with respect to the commitment fees payable hereunder, as the case may be, for any date, the applicable rate per annum set forth below under the caption "Term Benchmark Spread for Revolving Loans", "ABR Spread for Revolving Loans", "RFR Spread for Revolving", "CBR Spread for Revolving Loans" or "Commitment Fee Rate", as the case may be, based upon the First Lien Leverage Ratio for the Test Period most recently ended as of such date:

	First Lien Leverage Ratio:	Term Benchmark Spread for Revolving Loans	ABR Spread for Revolving Loans	RFR Spread for Revolving Loans	CBR Spread for Revolving Loans	Commitment Fee Rate
Category 1:	< 2.25 to 1.00	2.50%	1.50%	2.50%	2.50%	0.35%
Category 2:	≥ 2.25 to 1.00 but < 2.75 to 1.00	2.75%	1.75%	2.75%	2.75%	0.40%
Category 3:	≥ 2.75 to 1.00	3.00%	2.00%	3.00%	3.00%	0.45%

For purposes of the foregoing,

(i) if at any time the Company fails to deliver the Financials on or before the date the Financials are due pursuant to Section 5.01, Category 3 shall be deemed applicable for the period commencing three (3) Business Days after the required date of delivery and ending on the date which is three (3) Business Days after the Financials are

5

actually delivered, after which the relevant Category shall be determined in accordance with the table above as applicable; (ii) adjustments, if any, to the Category then in effect shall be effective three (3) Business Days after the Administrative Agent has received the applicable Financials (it being understood and agreed that each change in Category shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change); and (iii) notwithstanding the foregoing, Category 2 shall be deemed to be applicable until the Administrative Agent’s receipt of the applicable Financials for the Company’s fiscal quarter ending June 30, 2021 and adjustments to the Category then in effect shall thereafter be effected in accordance with the preceding paragraphs. “Applicable Time” means, with respect to any Borrowings and payments in any Foreign Currency, the local time in the place of settlement for such Foreign Currency as may be determined by the Administrative Agent or the Issuing Bank, as the case may be, to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment. “Approved Electronic Platform” has the meaning assigned to such term in Section 8.03(a). “Approved Fund” has the meaning assigned to such term in Section 9.04(b). “Arranger” means (a) in connection with this Agreement as of the Restatement Effective Date, each of JPMorgan Chase Bank, N.A., and BofA Securities, Inc. in its capacity as a joint bookrunner and a joint lead arranger hereunder and (b) in connection with Amendment No. 2 as of the Amendment No. 2 Effective Date, each of JPMorgan Chase Bank, N.A. and BofA Securities, Inc. in its capacity as a joint bookrunner and a joint lead arranger hereunder. “Asset Sale” means any Disposition of property or series of related Dispositions of property under Section 6.03(e)(xv) and 6.03(e)(xvii). “Assignment and Assumption” means an assignment and assumption agreement entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form (including electronic records generated by the use of an electronic platform) approved by the Administrative Agent. “Auction” means an auction pursuant to which a Purchasing Borrower Party offers to purchase Term Loans pursuant to the Auction Procedures. “Auction Manager” means (a) the Administrative Agent or (b) any other financial institution or advisor employed by the Company (whether or not an Affiliate of the Administrative Agent) to act as an arranger in connection with any Auction; provided that, the Company shall not designate the Administrative Agent as the Auction Manager without the written consent of the Administrative Agent (it being understood that the Administrative Agent shall be under no obligation to agree to act as the Auction Manager). 6

“Auction Procedures” means, with respect to a purchase of Term Loans in a Dutch auction, Dutch auction procedures as set forth on Exhibit C or as reasonably agreed upon by the Company and the Administrative Agent. “Auction Purchase Offer” means an offer by a Purchasing Borrower Party to purchase Term Loans pursuant to an auction process conducted in accordance with the Auction Procedures and otherwise in accordance with Section 9.04(g). “Availability Period” means the period from and including the Restatement Effective Date to but excluding the earlier of the Maturity Date for the Revolving Commitments and the date of termination of the Revolving Commitments. “Available Amount” means, at any time, an amount (which shall not be less than zero) equal to (a) the sum of, without duplication: (i) the greater of $75,000,000 and 20.0% of Consolidated EBITDA for the most recently ended Test Period; plus (ii) the amount of Excess Cash Flow, determined on a cumulative basis, for all fiscal years of the Borrower ending after the Restatement Effective Date (commencing with the fiscal year ending June 30, 2022) that is not required to be applied to prepayments in accordance with Section 2.11(b)(iv) (which amount shall not be less than zero for any fiscal year); plus (iii) the Net Cash Proceeds received after the Restatement Effective Date and on or prior to such time from any issuance of Qualified Equity Interests by the Company (other than any such issuance to a Group Member); plus (iv) the Net Cash Proceeds of Indebtedness and Disqualified Equity Interests of the Company, in each case incurred or issued after the Restatement Effective Date, which have been exchanged or converted into Qualified Equity Interests; plus (v) the Net Cash Proceeds of Dispositions of Investments made using the Available Amount on or after the Restatement Effective Date; provided that such Net Cash Proceeds added pursuant to this clause (v) shall be no greater than the portion of the Available Amount used to make such Investment; plus (vi) to the extent not already included in Consolidated Net Income, returns, profits, distributions and similar amounts received in cash for Investments pursuant to Section 6.04(s) made using the Available Amount on or after the Restatement Effective Date; provided that such Net Cash Proceeds added pursuant to this clause (vi) shall be no greater than the portion of the Available Amount used to make such Investment; plus (vii) the Net Cash Proceeds of Dispositions of joint ventures received after the Restatement Effective Date in an amount not to exceed the portion of the Available Amount used to make Investments therein; plus (viii) the aggregate amount received after the Restatement Effective Date by the Company or any Subsidiary in cash from any dividend or other distribution by a joint venture (except to the extent increasing Consolidated Net Income); provided that such 7 amounts received from a joint venture and added pursuant to this clause (viii) shall be no greater than the portion of the Available Amount used to make the Investment in such joint venture; plus (ix) the aggregate amount of the Retained Declined Proceeds (calculated after the Restatement Effective Date); minus (b) an amount equal to the sum of, without duplication: (i) Restricted Payments made pursuant to Section 6.07(g), plus (ii) Restricted Debt Payments made pursuant to Section 6.09(a)(v), plus (iii) Investments made pursuant to Section 6.04(s), in the case of each of the foregoing clauses (b)(i) through (b)(iii), after the Restatement Effective Date and prior to such time, or contemporaneously therewith (other than, for the avoidance of doubt, the transaction for which any determination is being made pursuant to clause (a)). “Available Revolving Commitment” means, at any time with respect to any Lender, the Revolving Commitment of such Lender then in effect minus the Revolving Credit Exposure of such Lender at such time; it being understood and agreed that any Lender’s Swingline Exposure shall not be deemed to be a component of the Revolving Credit Exposure for purposes of calculating the commitment fee under Section 2.12(a). “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark for any Agreed Currency, as applicable, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period for any term rate or otherwise, for determining any frequency of making payments of interest calculated pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to clause (e) of Section 2.14. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Banking Services” means each and any of the following bank services provided to the Company or any Subsidiary by any Lender or any of its Affiliates: (a) credit cards for commercial customers (including, without limitation, commercial credit cards and purchasing cards), (b) stored value cards, (c) merchant processing services, (d) treasury management services (including, without limitation, 8 controlled disbursement, automated clearinghouse transactions, return items, any direct debit scheme or arrangement, overdrafts and interstate depository network services) and (e) supply chain finance solutions. “Banking Services Agreement” means any agreement entered into by the Company or any Subsidiary in connection with Banking Services. “Banking Services Obligations” means any and all obligations of the Company or any Subsidiary, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with Banking Services. “Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”, as now and hereafter in effect, or any successor statute. “Bankruptcy Event” means, with respect to any Person, such Person becomes the subject of a voluntary or involuntary bankruptcy or insolvency proceeding, or has had a receiver, conservator, examiner, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization, examinership or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, such Person has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment or has had any order for relief in such proceeding entered in respect thereof; provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, provided, further, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person. “Benchmark” means, initially, with respect to any (i) RFR Loan in any Agreed Currency, the applicable Relevant Rate for such Agreed Currency or (ii) Term Benchmark Loan in any Agreed Currency, the Relevant Rate for such Agreed Currency; provided that if a Benchmark Transition Event and the related Benchmark Replacement Date have occurred with respect to the applicable Relevant Rate or the then-current Benchmark for such Agreed Currency, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (b) of Section 2.14. “Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date; provided that, in the case of any Loan denominated in a Foreign Currency, “Benchmark Replacement” shall mean the alternative set forth in (2) below: (1) in the case of any Loan denominated in Dollars, the sum of: (a) Daily Simple SOFR and (b) the related Benchmark Replacement Adjustment; (2) the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Company as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for syndicated credit facilities denominated in the applicable 9

Agreed Currency at such time in the United States and (b) the related Benchmark Replacement Adjustment. If the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement: (1) for purposes of clause (1) of the definition of “Benchmark Replacement,” the first alternative set forth in the order below that can be determined by the Administrative Agent: (a) the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that has been selected or recommended by the Relevant Governmental Body for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for the applicable Corresponding Tenor; (b) the spread adjustment (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that would apply to the fallback rate for a derivative transaction referencing the ISDA Definitions to be effective upon an index cessation event with respect to such Benchmark for the applicable Corresponding Tenor; and (2) for purposes of clause (2) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Company for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in the applicable Agreed Currency at such time; provided that, in the case of clause (1) above, such adjustment is displayed on a screen or other information service that publishes such Benchmark Replacement Adjustment from time to time as selected by the Administrative Agent in its reasonable discretion. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement and/or any Term Benchmark Loan denominated in Dollars, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “RFR Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark and to permit the administration thereof by the Administrative 10

Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Benchmark Replacement Date” means, with respect to any Benchmark, the earliest to occur of the following events with respect to such then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein. For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means, with respect to any Benchmark, the occurrence of one or more of the following events with respect to such then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board, the NYFRB, the CME Term SOFR Administrator, the central bank for the Agreed Currency applicable to such Benchmark, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) 11 announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means, with respect to any Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.14 and (y) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.14. “Beneficial Ownership Certification” means a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code to which Section 4975 of the Code applies, and (c) any Person whose assets include (for purposes of the Plan Asset Regulations or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Board” means the Board of Governors of the Federal Reserve System of the United States of America. “Bond Hedge Transaction” has the meaning assigned to such term in the definition of “Permitted Call Spread Swap Agreement”. “Borrower” means the Company or any Subsidiary Borrower. “Borrowing” means (a) Revolving Loans of the same Class, Type and Agreed Currency, made, converted or continued on the same date and, in the case of Term Benchmark Loans, as to which a single Interest Period is in effect, (b) a Term Loan of the same Class, Type and Agreed Currency, made, converted or continued on the same date and, in the case of Term Benchmark Loans, as to which a single Interest Period is in effect or (c) a Swingline Loan. “Borrowing Request” means a request by any Borrower for a Borrowing in accordance with Section 2.03, which shall be substantially in the form attached hereto as Exhibit I-1 or any other form approved by the Administrative Agent. “Borrowing Subsidiary Agreement” means a Borrowing Subsidiary Agreement substantially in the form of Exhibit F-1. 12

“Borrowing Subsidiary Termination” means a Borrowing Subsidiary Termination substantially in the form of Exhibit F-2. “Burdensome Restrictions” means any consensual encumbrance or restriction of the type described in Sections 6.08 and 6.09. “Business Day” means, as applicable, (A) any day (other than a Saturday or a Sunday) on which banks are open for business in New York City, (B) in relation to Loans denominated in Pounds Sterling, any day (other than a Saturday or a Sunday) on which banks are open for business in London, (C) in relation to Loans referencing the Adjusted Term SOFR Rate and any interest rate settings, fundings, disbursements, settlements or payments of any such Loans referencing the Adjusted Term SOFR Rate or any other dealings of such Loans referencing the Adjusted Term SOFR Rate, any such day that is a U.S. Government Securities Business Day, (D) in relation to Loans denominated in euro and in relation to the calculation or computation of the EURIBO Rate, any day which is a TARGET Day and (E) in relation to RFR Loans and any interest rate settings, fundings, disbursements, settlements or payments of any such RFR Loan, or any other dealings in the applicable Agreed Currency of such RFR Loan, any such day that is only an RFR Business Day. “Capital Expenditures” means for any period, with respect to any Person, the aggregate of all expenditures by such Person and its Subsidiaries for the acquisition or leasing (pursuant to a capital lease) of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements during such period) that is required to be capitalized under GAAP on a consolidated balance sheet of such Person and its Subsidiaries. “Capitalized Software Expenditures” means, for any period, the aggregate of all expenditures (including commissions and whether paid in cash or accrued as liabilities) by a Person and its Subsidiaries during such period in respect of purchased software or internally developed software and software enhancements that, in conformity with GAAP, are or are required to be reflected as capitalized costs on the consolidated balance sheet of Company and its Subsidiaries. “Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases or financing leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP. “CBR Revolving Loan” means a Loan that bears interest at a rate determined by reference to the Central Bank Rate. “Central Bank Rate” means, (A) the greater of (i) for any Loan denominated in (a) Pounds Sterling, the Bank of England (or any successor thereto)’s “Bank Rate” as published by the Bank of England (or any successor thereto) from time to time, (b) euro, one of the following three rates as may be selected by the Administrative Agent: (1) the fixed rate for the main refinancing operations of the European Central Bank (or any successor thereto), or, if that rate is not published, the minimum bid rate for the main refinancing operations of the European Central Bank (or any successor thereto), each as published by the European Central Bank (or any successor thereto) from time to time, (2) the rate for the marginal lending facility of the European Central Bank (or any successor thereto), as published by the European Central Bank (or any successor thereto) from time to time or (3) the rate for the deposit facility of the central banking system of the Participating Member States, as published by the European Central Bank (or any successor thereto) from time to time, (c) Swiss Francs, the policy rate of the Swiss National 13

Bank (or any successor thereto) as published by the Swiss National Bank (or any successor thereto) from time to time and (d) any other Foreign Currency determined after the Restatement Effective Date, a central bank rate as determined by the Administrative Agent in its reasonable discretion and (ii) 0%; plus (B) the applicable Central Bank Rate Adjustment. “Central Bank Rate Adjustment” means for any Loan denominated in (a) euro, a rate equal to the positive difference of (i) the average of the EURIBO Rate for the last five (5) Business Days for which the EURIBO Rate was available (excluding the highest level from such series of days and the lowest level from such series of days) minus (ii) the Central Bank Rate in respect of euro, (b) Pounds Sterling, a rate equal to the positive difference of (i) the average of SONIA for the last five (5) RFR Business Days for which SONIA was available (excluding the highest level from such series of days and the lowest level from such series of days) minus (ii) the Central Bank Rate in respect of Pounds Sterling, (c) Swiss Francs, a rate equal to the positive difference of (i) the average of SARON for the last five (5) RFR Business Days for which SARON was available (excluding the highest level from such series of days and the lowest level from such series of days) minus (ii) the Central Bank Rate in respect of Swiss Francs and (d) any other Foreign Currency determined after the Restatement Effective Date, an adjustment as determined by the Administrative Agent in its reasonable discretion. “Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the Restatement Effective Date), of Equity Interests representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Company; (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Company by Persons who were neither (i) nominated by the board of directors of the Company nor (ii) appointed by directors so nominated; (c) the acquisition of direct or indirect Control of the Company by any Person or group; (d) the occurrence of a change in control, or other similar provision, as defined in any agreement or instrument evidencing any Material Indebtedness (triggering a default or mandatory prepayment, which default or mandatory prepayment has not been waived in writing) (including, without limitation, the occurrence of a “Change in Control”, “Fundamental Change” and/or “Make-Whole Fundamental Change” (each howsoever defined) under any indenture governing any Permitted Convertible Notes); or (e) the Company ceases to own, directly or indirectly, and Control 100% (other than directors’ qualifying shares) of the ordinary voting and economic power of any Subsidiary Borrower; provided that, solely in the case of this clause (e), no Change in Control shall occur or be deemed to have occurred as a result of any transaction permitted pursuant to Section 6.03 or Section 2.23. “Change in Law” means the occurrence, after the Restatement Effective Date, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority, or (c) compliance by any Lender or Issuing Bank (or, for purposes of Section 2.15(b), by any lending office of such Lender or by such Lender’s or Issuing Bank’s holding company, if any) with any request, rule, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Restatement Effective Date; provided however, that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements and directives thereunder, issued in connection therewith or in implementation thereof, and (ii) all requests, rules, guidelines, requirements and directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law” regardless of the date enacted, adopted, issued or implemented. 14

“Charges” has the meaning assigned to such term in Section 9.17. “Class” means (a) when used with respect to Lenders, refers to whether such Lenders have a Loan or Commitment with respect to a particular Class of Loans or Commitments, (b) when used with respect to Commitments, refers to whether such Commitments are Revolving Commitments, Tranche B-1 Term Loan Commitments, Tranche B-2 Term Loan Commitments, 2024 Refinancing Tranche B-1 Term Loan Commitments, commitments in respect of Incremental Term Loans, Incremental Revolving Commitments, Other Revolving Commitments, Refinancing Revolving Commitments of a given Refinancing Series or Refinancing Term Loan Commitments of a given Refinancing Series and (c) when used with respect to Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are Revolving Loans, Tranche B-1 Term Loans, Tranche B-2 Term Loans, 2024 Refinancing Tranche B-1 Term Loans, Incremental Term Loans, Incremental Revolving Loans, Other Revolving Loans, Other Tranche B Term Loans, Refinancing Revolving Loans of a given Refinancing Series or Refinancing Term Loans of a given Refinancing Series. “CME Term SOFR Administrator” means CME Group Benchmark Administration Limited as administrator of the forward-looking term Secured Overnight Financing Rate (SOFR) (or a successor administrator). “Code” means the Internal Revenue Code of 1986, as amended. “Co-Documentation Agent” means each of Capital One, N.A., Citibank, N.A., Citizens Bank, N.A., HSBC Bank USA, N.A., Fifth Third Bank, N.A., MUFG Union Bank, N.A., PNC Bank, N.A. and Goldman Sachs Bank USA in its capacity as co-documentation agent for the credit facilities evidenced by this Agreement. “Collateral” means all right, title and interest of any Loan Party in and to any and all property of such Loan Party, now existing or hereafter acquired, that may at any time be or become subject to a security interest or Lien in favor of the Administrative Agent, on behalf of itself and the other Secured Parties, to secure the Secured Obligations pursuant to the Collateral Documents. “Collateral Documents” means, collectively, the Security Agreement, the Mortgages, the Agreed Security Principles and all other agreements, instruments and documents executed in connection with this Agreement that are intended to create, perfect or evidence Liens to secure the Secured Obligations, including, without limitation, all other security agreements, pledge agreements, deeds of hypothec, debentures, loan agreements, notes, guarantees, subordination agreements, pledges, hypothecations, powers of attorney, consents, assignments, contracts, fee letters, notices, leases, financing statements and all other written matter whether heretofore, now, or hereafter executed by the Company or any of its Subsidiaries and delivered to the Administrative Agent to secure the Secured Obligations. “Commitment” means, (a) the Revolving Commitments, the Term Loan Commitments and any commitments in respect of Incremental Facilities, Other Revolving Commitment, commitments in respect of Other Tranche B Term Loans, and Refinancing Indebtedness and (b) with respect to each Lender, the sum of such Lender’s Revolving Commitment, Tranche B-1 Term Loan Commitment, Tranche B-2 Term Loan Commitment, 2024 Refinancing Tranche B-1 Term Loan Commitment, commitments in respect of Incremental Facilities, Other Revolving Commitment, any commitments in respect of Other Tranche B Term Loans, a Refinancing Revolving Commitment and a Refinancing Term Loan Commitment (other than a 2024 Refinancing Tranche B-1 Term Loan Commitment). The initial amount of each Lender’s Commitment is set forth on Schedule 2.01A, or in the Assignment and 15

Assumption or other documentation contemplated hereby pursuant to which such Lender shall have assumed its Revolving Commitment or Term Loan Commitment, as applicable. “Commitment Fee” has the meaning assigned to such term in Section 2.12(a). “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to any Loan Document or the transactions contemplated therein which is distributed by the Administrative Agent, any Lender or any Issuing Bank by means of electronic communications pursuant to Section 8.03, including through an Approved Electronic Platform. “Company” means Cimpress plc, a public company with limited liability incorporated in Ireland with its registered address at First Floor Building D, Xerox3, Finnabair Business & Technology Park, Dundalk, Co. Louth, Ireland and having registered number 607465 (as successor by merger to Cimpress N.V., a naamloze vennootschap organized under the laws of the Netherlands). “Computation Date” has the meaning assigned to such term in Section 2.04. “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated Cash Taxes” means for any period, with respect to the Company and its Subsidiaries on a consolidated basis, the aggregate amount of all income and similar Taxes, to the extent the same are payable in cash with respect to such period. “Consolidated Current Assets” mean, at any date, all amounts (other than cash and Permitted Investments) that would be set forth opposite the caption “total current assets” (or any like caption) on the most recent consolidated balance sheet of the Company and its Subsidiaries in accordance with GAAP. “Consolidated Current Liabilities” means, at any date, all amounts that would be set forth opposite the caption “total current liabilities” (or any like caption) on the most recent consolidated balance sheet of the Company and its Subsidiaries in accordance with GAAP, but excluding (a) Revolving Loans, (b) Swingline Loans, (c) other revolving loans, and (d) the current portion of any Indebtedness (including but not limited to, for purposes of clarification, the Term Loans) then outstanding. “Consolidated EBITDA” means, for any period, Consolidated Net Income for such period plus, without duplication and to the extent reflected as a charge in the statement of (or, in the case of clauses (g) and (h) below, not included in the calculation of) such Consolidated Net Income for such period, the sum of: (a) income tax expense or accrued, (b) interest expense, amortization or writeoff of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness (including the Loans), 16

(c) depreciation and amortization expense, (d) non-cash charges, losses, expenses or impairments, including stock-based compensation established during such period from time to time, (e) any extraordinary, unusual or non-recurring expenses or losses, (f) any fees, charges, costs or expenses incurred during such period in connection with any Investment (including any Permitted Acquisition), Disposition, issuance of Indebtedness or Equity Interests, or amendment, modification, Repayment or Refinancing of any debt instrument, in each case permitted under this Agreement, including (i) any such transactions undertaken but not completed and any transactions consummated prior to the Restatement Effective Date and (ii) any financial advisory fees, accounting fees, legal fees and other similar advisory and consulting fees, (g) restructuring and similar charges, accruals, reserves, severance, relocation costs, integration and facilities opening costs and other business optimization expenses, signing costs, retention or completion bonuses, transition costs, costs related to closure/consolidation of facilities and curtailments or modifications to pension and post-retirement employee benefit plans, provided that with respect to any Test Period, the aggregate amount added back in the calculation of Consolidated EBITDA for such Test Period pursuant to this clause (g), together with any amounts added back pursuant to clause (h) below, shall not exceed 20% of Consolidated EBITDA (calculated prior to giving effect to any add-backs (the “Shared EBITDA Cap”)) for such Test Period, and (h) the amount of pro forma “run-rate” cost savings, operating expense reductions and cost synergies actually implemented by the Company or related to a Permitted Acquisition (A) projected to be realized as a result of actions taken or are expected to be taken, in each case, that are reasonably identifiable, factually supportable and projected by the Company in good faith to be realized as a result of Permitted Acquisitions, permitted Dispositions, cost savings or business optimization initiatives or other similar transactions or initiatives taken on or after the Restatement Effective Date, in each case to the extent not prohibited by this Agreement (collectively, “Initiatives”) (calculated on a Pro Forma Basis as though such cost savings, operating expense reductions, and cost synergies had been realized on the first day of the relevant Test Period), net of the amount of actual benefits realized in respect thereof or (B) determined on a basis consistent with Article 11 of Regulation S-X promulgated under the Exchange Act and as interpreted by the staff of the Securities and Exchange Commission (or any successor agency); provided that (i) actions in respect of such cost-savings, operating expense reductions, and synergies have been, or will be, taken within 18 months of the applicable Initiative, (ii) no cost savings, operating expense reductions or synergies shall be added pursuant to this clause (i) to the extent duplicative of any expenses or charges otherwise added to (or excluded from) Consolidated EBITDA, whether through a pro forma adjustment or otherwise, for such Test Period, (iii) projected amounts (and not yet realized) may no longer be added in calculating Consolidated EBITDA pursuant to this clause (i) to the extent occurring more than six full fiscal quarters after the applicable Initiative, (iv) the Company must deliver to the Administrative Agent (A) a certificate of a Financial Officer setting forth such estimated cost-savings, operating expense reductions, operating improvements and cost synergies and (B) information and calculations supporting in reasonable detail such estimated cost savings, operating expense reductions and cost synergies and (v) with respect to any Test Period, the aggregate amount added back in the calculation of Consolidated EBITDA for such Test Period pursuant to this 17 clause (h) (other than adjustments described in subclause (i)(B)), together with any amounts added back pursuant to clause (g) above, shall not exceed the Shared EBITDA Cap, (i) the losses, charges or expenses attributable to asset dispositions or the sale or other disposition of any Equity Interests of any other Person other than in the ordinary course of business as determined in good faith by a Financial Officer of the Company, and (j) the losses, charges or expenses attributable to the early extinguishment of or conversion of Indebtedness, hedge agreements or other derivative instruments (including deferred financing expenses written off and premiums paid), minus: (i) any extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets outside of the ordinary course of business), (ii) income tax credits (to the extent not netted from income tax expense), (iii) net unrealized gains on Swap Agreements that have a tenor of greater than thirty-one (31) days and were entered into to hedge or mitigate risks to which the Company or any Subsidiary has actual or reasonably anticipated exposure, (iv) any cash payments made during such period in respect of items described in clause (d) above subsequent to the fiscal quarter in which the relevant non-cash expenses or losses were reflected as a charge in the statement of Consolidated Net Income (unless such cash payments are permitted to be added back to Consolidated EBITDA pursuant to clauses (g) and (h) above during such period or if the payment relates to cash payments made in relation to earnouts for Material Acquisitions), all as determined on a consolidated basis, (v) the gains attributable to asset dispositions or the sale or other disposition of any Equity Interests of any other Person other than in the ordinary course of business as determined in good faith by a Financial Officer of the Company, and (vi) the gains attributable to the early extinguishment of or conversion of Indebtedness, hedge agreements or other derivative instruments (including deferred financing expenses written off and premiums paid). For the purposes of calculating Consolidated EBITDA for any Test Period, (i) if at any time during such Test Period the Company or any Subsidiary shall have made any Material Disposition, the Consolidated EBITDA for such Test Period shall be reduced by an amount equal to the Consolidated EBITDA (if positive) attributable to the assets that are the subject of such Material Disposition for such Test Period or increased by an amount equal to the Consolidated EBITDA (if negative) attributable thereto for such Test Period, and (ii) if during such Test Period the Company or any Subsidiary shall have made a Material Acquisition, Consolidated EBITDA for such Test Period shall be calculated after giving effect thereto on a Pro Forma Basis as if such Material Acquisition occurred on the first day of such Test Period. As used in this definition, “Material Acquisition” means any acquisition of assets or series of related acquisitions of assets that involves the payment of consideration by the Company and its Subsidiaries in excess of $10,000,000; and “Material Disposition” means any sale, transfer or disposition 18 of assets or series of related sales, transfers, or dispositions of assets that yields gross proceeds to the Company or any of its Subsidiaries in excess of $10,000,000. “Consolidated First Lien Indebtedness” means, as of any date of determination, all Funded Indebtedness outstanding on such date that is secured by a Lien on any property of any Group Member that is not junior or subordinated in priority to the Liens on the Collateral securing the Secured Obligations. “Consolidated Leverage Ratio” means, as of any date of determination, the ratio of (a) (i) Funded Indebtedness as of the last day of the most recently ended Test Period less (ii) the aggregate amount of Unrestricted Cash as of such date to (b) Consolidated EBITDA for the most recently ended Test Period. “Consolidated Net Income” means for any period, the consolidated net income (or loss) of the Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP provided that there shall be excluded any income (or loss) of any Person other than the Company or a Subsidiary, but any such income so excluded may be included in such period or any later period to the extent of any cash dividends or distributions actually paid in the relevant period to the Company or any wholly-owned Subsidiary of the Company. “Consolidated Secured Indebtedness” means, as of any date of determination, all Funded Indebtedness outstanding on such date that is secured by a Lien on any property of any Group Member. “Consolidated Total Assets” means, as of the date of any determination thereof, total assets of the Company and its Subsidiaries calculated in accordance with GAAP on a consolidated basis as of such date. “Consolidated Working Capital” means, at any date, (a) Consolidated Current Assets on such date minus (b) Consolidated Current Liabilities on such date. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. The terms “Controlling” and “Controlled” have meanings correlative thereto. “Controlled Affiliate” has the meaning assigned to such term in Section 3.19. “Controlled Related Party” has the meaning assigned to such term in Section 9.03(b). “Converted Tranche B-1 Term Loan” means each Tranche B-1 Term Loan held by an Amendment No. 2 Consenting Tranche B-1 Term Lender, on the Amendment No. 2 Effective Date immediately prior to the effectiveness of Amendment No. 2, that has indicated on its signature page to Amendment No. 2 that such Lender wishes to exchange (on a cashless basis) such Tranche B-1 Term Loans (or such lesser amount as may be notified to it by the Administrative Agent) for 2024 Refinancing Tranche B-1 Term Loans. “Corresponding Obligations” means all Secured Obligations as they may exist from time to time, other than the Parallel Debt. 19

“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Covered Jurisdiction” means, collectively, (1) Australia, (2) Bermuda, (3) Canada (including any province or territory thereof), (4) England & Wales, (5) Germany, (6) the Republic of Ireland (7) Italy, (8) Jamaica, (9) Japan, (10) the Netherlands, (11) Scotland, (12) Switzerland, (13) the United States of America (including any state thereof and the District of Columbia) and (14) each additional jurisdiction requested by the Company to be added as a Covered Jurisdiction from time to time so long as such jurisdiction is a jurisdiction reasonably satisfactory to the Administrative Agent, based upon (a) the amount and enforceability of the contemplated guarantee that may be entered into by such Subsidiary organized in such jurisdiction, (b) the security interests (and the enforceability thereof) that may be granted with respect to the assets (or various classes of assets) of such Subsidiary located in such jurisdiction and (c) any political risk associated with such jurisdiction. “Covered Jurisdiction Consolidated EBITDA” means, as of any date of determination, Consolidated EBITDA for the most recently ended Test Period that is attributable to Covered Jurisdiction Subsidiaries. “Covered Jurisdiction Consolidated Total Assets” means, as of any date of determination, Consolidated Total Assets as of the last day of the most recently ended Test Period that are attributable to Covered Jurisdiction Subsidiaries. “Covered Jurisdiction Subsidiary” means each subsidiary of the Company that is organized under the laws of a Covered Jurisdiction. “Covered Party” has the meaning assigned to it in Section 9.22. “Credit Agreement Refinancing Indebtedness” means Indebtedness incurred pursuant to a Refinancing Amendment, in each case, issued, incurred or otherwise obtained to Refinance, in whole or part, existing Term Loans (or Other Tranche B Term Loans), Revolving Loans (or Revolving Commitments or Other Revolving Commitments) or any then-existing Credit Agreement Refinancing Indebtedness (“Refinanced Debt”); provided that: (i) such Credit Agreement Refinancing Indebtedness has a final maturity date no earlier than the final maturity date of the Refinanced Debt and, solely in the case of Refinancing Term Loans, has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of the Refinanced Debt; (ii) such Credit Agreement Refinancing Indebtedness shall not have a greater principal amount than the principal amount of the applicable Refinanced Debt 20 plus accrued interest, fees, premiums (if any) and penalties thereon and fees and expenses associated with the refinancing (or, in the case of any Credit Agreement Refinancing Indebtedness in the form of Refinancing Revolving Commitments, shall not be in an amount greater than the aggregate amount of revolving commitments constituting the applicable Refinanced Debt plus accrued interest, fees, premiums (if any) and penalties thereon and fees and expenses associated with the refinancing); (iii) the terms and conditions of such Credit Agreement Refinancing Indebtedness (except (A) as otherwise provided in clause (ii) above, (B) with respect to pricing, interest rate margins, premiums, discounts, fees, rate floors and optional prepayment or redemption terms and (C) with respect to covenants or other provisions applicable only to periods after the Latest Maturity Date at the time of incurrence of such Credit Agreement Refinancing Indebtedness, it being understood that to the extent any such covenants (including any financial maintenance covenant) or other provisions are added for the benefit of any Credit Agreement Refinancing Indebtedness, no consent shall be required from the Administrative Agent or any of the Lenders to the extent that such covenants (including any financial maintenance covenant) or other provisions are also added for the benefit of any corresponding existing Facility at the time of such refinancing) are substantially identical to, or (taken as a whole) are no more favorable (as reasonably determined by the Company) to the lenders or holders providing such Credit Agreement Refinancing Indebtedness, than those applicable to the Refinanced Debt being refinanced (provided that a certificate of a Financial Officer delivered to the Administrative Agent at least five (5) Business Days prior to the incurrence of such Credit Agreement Refinancing Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Credit Agreement Refinancing Indebtedness or drafts of the material definitive documentation relating thereto, stating that the Company has determined in good faith that such terms and conditions satisfy the requirement of this clause (iii) shall be conclusive evidence that such terms and conditions satisfy such requirement unless the Administrative Agent notifies the Company within such five (5) Business Day period that it disagrees with such determination (including a description of the basis upon which it disagrees)); (iv) (A) such Credit Agreement Refinancing Debt shall be secured by a pari passu Lien on the Collateral (and no other property) and (B) no Subsidiary shall be a borrower or a guarantor under any Credit Agreement Refinancing Debt unless such Subsidiary is a Loan Party which shall have previously or substantially concurrently guaranteed or borrowed, as applicable, the Obligations; (v) no Refinancing Revolving Loans shall be subject to any amortization, mandatory prepayments or mandatory commitment reductions that are not applicable to the existing Revolving Loans and Revolving Commitments, and any mandatory prepayment requirements, in the case of any Refinancing Term Loans, may provide that such Refinancing Term Loans may participate in any mandatory prepayment on a pro rata basis with any Class of existing Term Loans, but may not provide for prepayment requirements that are more favorable to the Lenders holding such Refinancing Term Loans than to the Lenders holding such Class of Term Loans; and (vi) such Refinanced Debt shall be repaid or repurchased, all accrued interest, fees, premiums (if any) and penalties in connection therewith shall be paid, and 21 all commitments thereunder terminated, on the date such Credit Agreement Refinancing Indebtedness is incurred or obtained. “Credit Event” means a Borrowing, the issuance, amendment or extension of a Letter of Credit, an LC Disbursement or any of the foregoing. “Credit Exposure” means, as to any Lender at any time, the sum of (a) such Lender’s Revolving Credit Exposure at such time, plus (b) an amount equal to the aggregate principal amount of such Lender’s Term Loans outstanding at such time. “Credit Party” means the Administrative Agent, each Issuing Bank, the Swingline Lender or any other Lender. “CRR” means the Council Regulation (EU) No 575/2013 of the European Parliament and of the Council of 26 June 2013 on prudential requirements for credit institutions and investment firms and amending Regulation (EU) No 648/2012. “Cumulative Consolidated Net Income” means, as of any date of determination, an amount (which shall not be less than zero) equal to the aggregate cumulative sum of Consolidated Net Income for each fiscal quarter of the Company, commencing with the fiscal quarter of the Company ending June 30, 2021 and ending with the most recent fiscal quarter of the Company for which financial statements have been delivered pursuant to Section 5.01(a) or (b), as applicable. “CUSA” means Cimpress USA Incorporated, a Delaware corporation. “Daily Simple RFR” means, for any day (an “RFR Interest Day”), an interest rate per annum equal to the greater of (a) for any RFR Loan denominated in (i) Pounds Sterling, SONIA for the day that is five (5) Business Days prior to (A) if such RFR Interest Day is a Business Day, such RFR Interest Day or (B) if such RFR Interest Day is not a Business Day, the Business Day immediately preceding such RFR Interest Day and (ii) Swiss Francs, SARON for the day that is five (5) Business Days prior to (A) if such RFR Interest Day is a Business Day, such RFR Interest Day or (B) if such RFR Interest Day is not a Business Day, the Business Day immediately preceding such RFR Interest Day and (b) 0%. Any change in Daily Simple RFR due to a change in the applicable RFR shall be effective from and including the effective date of such change in the RFR without notice to the Company. “Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal to SOFR for the day that is five (5) RFR Business Days prior to (i) if such SOFR Rate Day is an RFR Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not an RFR Business Day, the RFR Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Company. “Deemed Dividend Problem” means, with respect to any Foreign Subsidiary, such Foreign Subsidiary’s accumulated and undistributed earnings and profits being deemed to be repatriated to the applicable parent U.S. Loan Party under Section 956 of the Code and the effect of such repatriation causing materially adverse tax consequences to such parent U.S. Loan Party, in each case as determined by the Company in its commercially reasonable judgment acting in good faith and in consultation with its legal and tax advisors. 22

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default. “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “Defaulting Lender” means any Lender that (a) has failed, within two (2) Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its participations in Letters of Credit or Swingline Loans or (iii) pay over to any Credit Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified the Company or any Credit Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a Loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three (3) Business Days after request by a Credit Party, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective Loans and participations in then outstanding Letters of Credit and Swingline Loans under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Credit Party’s receipt of such certification in form and substance satisfactory to it and the Administrative Agent, or (d) has become the subject of (1) a Bankruptcy Event or (2) a Bail-In Action. “Departing Lender” means each lender under the Existing Credit Agreement that executes and delivers to the Administrative Agent a Departing Lender Signature Page. “Departing Lender Signature Page” means the signature page to the Amendment and Restatement Agreement on which it is indicated that the Departing Lender executing the same shall cease to be a party to the Existing Credit Agreement on the Restatement Effective Date. “Designated Non-Cash Consideration” means the fair market value of non-cash consideration received by the Company or any of its Subsidiaries in connection with a Disposition that is so designated as Designated Non-Cash Consideration pursuant to a certificate of a Financial Officer, setting forth the basis of such valuation, less the amount of cash and Permitted Investments received in connection with a subsequent sale of such Designated Non-Cash Consideration within 181 days of receipt thereof. “Disposition” means with respect to any property, any sale, lease, sale and leaseback, assignment, conveyance, transfer or other disposition thereof (in one transaction or in a series of transfers and whether effected pursuant to a Division or otherwise). The terms “Dispose” and “Disposed of” shall have correlative meanings. “Disqualified Equity Interests” means with respect to any Person, any Equity Interests of such Person that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable, either mandatorily or at the option of the holder thereof), or upon the happening of any event or condition: 23

(a) mature or are mandatorily redeemable (other than solely for Equity Interests of such Person that do not constitute Disqualified Equity Interests and cash in lieu of fractional shares of such Equity Interests) whether pursuant to a sinking fund obligation or otherwise; (b) are convertible or exchangeable, either mandatorily or at the option of the holder thereof, for Indebtedness or Equity Interests (other than solely for Equity Interests of such Person that do not constitute Disqualified Equity Interests and cash in lieu of fractional shares of such Equity Interests); or (c) are redeemable (other than solely for Equity Interests of such Person that do not constitute Disqualified Equity Interests and cash in lieu of fractional shares of such Equity Interests) or are required to be repurchased by the Company or any Subsidiary, in whole or in part, at the option of the holder thereof; in each case, on or prior to the date that is 181 days after the Latest Maturity Date (determined as of the date of issuance thereof or, in the case of any such Equity Interests outstanding on the Restatement Effective Date, the Restatement Effective Date); provided, however, that (i) Equity Interests of any Person that would not constitute Disqualified Equity Interests but for terms thereof giving holders thereof the right to require such Person to redeem or purchase such Equity Interests upon the occurrence of an “asset sale” or a “change of control” (or similar event, however denominated) shall not constitute Disqualified Equity Interests if any such requirement becomes operative only after repayment in full of all the Loans and all other Obligations that are accrued and payable and (ii) Equity Interests of any Person that are issued to any employee or to any plan for the benefit of employees or by any such plan to such employees shall not constitute Disqualified Equity Interests solely because they may be required to be repurchased by such Person or any of its Subsidiaries in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s termination, death or disability. “Disqualified Institution” means (a) Persons that are specifically identified by the Company to the Administrative Agent in writing prior to the Restatement Effective Date, (b) any Person that is reasonably determined by the Company after the Restatement Effective Date to be a competitor of the Company or its Subsidiaries and which is specifically identified in a written supplement to the list of “Disqualified Institutions”, which supplement shall become effective three (3) Business Days after delivery thereof to the Administrative Agent and the Lenders in accordance with Section 9.01 and (c) in the case of the foregoing clauses (a) and (b), any of such entities’ Affiliates to the extent such Affiliates (x) are clearly identifiable as Affiliates of such Persons based solely on the similarity of such Affiliates’ and such Persons’ names and (y) are not bona fide debt investment funds. It is understood and agreed that (i) any supplement to the list of Persons that are Disqualified Institutions contemplated by the foregoing clause (b) shall not apply retroactively to disqualify any Persons that have previously acquired an assignment or participation interest in the Loans (but solely with respect to such Loans), (ii) the Administrative Agent shall have no responsibility or liability to determine or monitor whether any Lender or potential Lender is a Disqualified Institution, (iii) the Company’s failure to deliver such list (or supplement thereto) in accordance with Section 9.01 shall render such list (or supplement) not received and not effective and (iv) “Disqualified Institution” shall exclude any Person that the Company has designated as no longer being a “Disqualified Institution” by written notice delivered to the Administrative Agent from time to time in accordance with Section 9.01. “Dividing LLC” has the meaning set forth in the definition of “Division”. “Division” means that division of the assets and/or liabilities of an LLC (the “Dividing LLC”) among two or more LLCs (whether pursuant to a “plan of division” or similar arrangement) which 24 may or may not include the Dividing LLC. The terms “Divide” and “Divided” shall have correlative meanings. “Dollar Amount” of any amount of any currency means, at the time of determination thereof, (a) if such amount is expressed in Dollars, such amount, (b) if such amount is expressed in a Foreign Currency, the equivalent of such amount in Dollars determined by using the rate of exchange for the purchase of Dollars with such Foreign Currency last provided (either by publication or otherwise provided to the Administrative Agent) by the applicable Reuters source on the Business Day (New York City time) immediately preceding the date of determination or if such service ceases to be available or ceases to provide a rate of exchange for the purchase of Dollars with such Foreign Currency, as provided by such other publicly available information service which provides that rate of exchange at such time in place of Reuters chosen by the Administrative Agent in its sole discretion (or if such service ceases to be available or ceases to provide such rate of exchange, the equivalent of such amount in Dollars as determined by the Administrative Agent using any reasonable method of determination it deems appropriate) and (c) if such amount is denominated in any other currency, the equivalent of such amount in Dollars as determined by the Administrative Agent using any method of determination it deems appropriate in its sole discretion. “Dollars” or “$” refers to lawful money of the United States of America. “Domestic Foreign Holdco Subsidiary” means a Subsidiary organized under the laws of a jurisdiction located in the United States of America and owned by a U.S. Loan Party substantially all of the assets of which consist of the Equity Interests of (and/or receivables or other amounts due from) one or more Subsidiaries that are “controlled foreign corporations” within the meaning of Section 957 of the Code, so long as such Subsidiary (i) does not conduct any business or activities other than the ownership of such Equity Interests and/or receivables other than immaterial assets and activities reasonably related or ancillary thereto and (ii) does not incur, and is not otherwise liable for, any Indebtedness (other than intercompany indebtedness permitted pursuant to Section 6.01(c)). “Domestic Subsidiary” means a Subsidiary organized under the laws of a jurisdiction located in the United States of America other than (i) a Subsidiary that is owned by a Subsidiary of a U.S. Loan Party where such Subsidiary of a U.S. Loan Party is not organized under the laws of a jurisdiction located in the United States of America and (ii) a Domestic Foreign Holdco Subsidiary. “DQ List” has the meaning assigned to such term in Section 9.04(e)(iv). “Dutch Borrower” means any Borrower that is organized under the laws of the Netherlands. “Dutch Loan Party” means any Loan Party organized under the laws of the Netherlands or otherwise resident for tax purposes of the Netherlands. “Dutch Non-Public Lender” means: (i) until the publication of an interpretation of “public” as referred to in the CRR by the relevant authority/ies: an entity which (x) assumes rights and/or obligations vis-à-vis a Dutch Borrower, the value of which is at least EUR 100,000 (or its equivalent in another currency), (y) that provides repayable funds to the Dutch Borrower for a minimum initial amount of EUR 100,000 (or its equivalent in another currency) or otherwise qualifies as not forming part of the public, and 25

(ii) following the publication of an interpretation of “public” as referred to in the CRR by the relevant authority/ies: an entity which qualifies as not forming part of the public on the basis of such interpretation. “ECF Percentage” means, with respect to any fiscal year of the Company: (a) if the Consolidated Leverage Ratio as of the last day of such fiscal year is greater than 3.50 to 1.00, 50%; (b) if the Consolidated Leverage Ratio as of the last day of such fiscal year is less than or equal to 3.50 to 1.00 and greater than 3.00 to 1.00, 25%; or (c) if the Consolidated Leverage Ratio as of the last day of such fiscal year is less than or equal to 3.00 to 1.00, 0%. “ECP” means an “Eligible Contract Participant” as defined in Section 1(a)(18) of the Commodity Exchange Act or any regulations promulgated thereunder and the applicable rules issued by the Commodity Futures Trading Commission and/or the SEC (collectively, and as now or hereafter in effect, the “ECP Rules”). “ECP Rules” has the meaning assigned to such term in the definition of “ECP.” “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. “Eligible Subsidiary” means any Subsidiary that is approved from time to time by each Revolving Lender and the Administrative Agent. “Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Company or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release 26 of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest, but excluding any debt securities convertible into any of the foregoing. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time. “ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Company, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code. “ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an “accumulated funding deficiency” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Company or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Company or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Company or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal of the Company or any of its ERISA Affiliates from any Plan or Multiemployer Plan; or (g) the receipt by the Company or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Company or any ERISA Affiliate of any notice, concerning the imposition upon the Company or any of its ERISA Affiliates of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. “EURIBO Interpolated Rate” means, at any time, with respect to any Term Benchmark Borrowing denominated in euro and for any Interest Period, the rate per annum determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the EURIBO Screen Rate for the longest period (for which the EURIBO Screen Rate is available for euro) that is shorter than the Impacted EURIBO Rate Interest Period; and (b) the EURIBO Screen Rate for the shortest period (for which the EURIBO Screen Rate is available for euro) that exceeds the Impacted EURIBO Rate Interest Period, in each case, at such time; provided that if any EURIBO Interpolated Rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. “EURIBO Rate” means, with respect to any Term Benchmark Borrowing denominated in euro and for any Interest Period, the EURIBO Screen Rate at approximately 11:00 a.m., Brussels time, two (2) TARGET Days prior to the commencement of such Interest Period; provided that, if the EURIBO 27

Screen Rate shall not be available at such time for such Interest Period (an “Impacted EURIBO Rate Interest Period”) with respect to euro then the EURIBO Rate shall be the EURIBO Interpolated Rate. “EURIBO Screen Rate” means, for any day and time, with respect to any Term Benchmark Borrowing denominated in euro and for any Interest Period, the euro interbank offered rate administered by the European Money Markets Institute (or any other person which takes over the administration of such rate) for euro for the relevant period displayed (before any correction, recalculation or republication by the administrator) on page EURIBOR01 of the Reuters screen (or any replacement Reuters page which displays that rate) or on the appropriate page of such other information service which publishes that rate from time to time in place of Reuters as of 11:00 a.m., Brussels time, two (2) TARGET Days prior to the commencement of such Interest Period. If such page or service ceases to be available, the Administrative Agent may specify another page or service displaying the relevant rate after consultation with the Company. If any EURIBO Screen Rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. “euro” and/or “EUR” means the single currency of the Participating Member States. “Event of Default” has the meaning assigned to such term in Section 7.01. “Excess Cash Flow” means for any fiscal year of the Company, the excess, if any, of: (a) the sum, without duplication, of (i) Consolidated EBITDA for such fiscal year, (ii) [reserved], (iii) decreases in Consolidated Working Capital for such fiscal year, (iv) net cash receipts in respect of Swap Agreements during such fiscal year to the extent not otherwise included in the calculation of Consolidated Net Income or the calculation of Consolidated EBITDA for such fiscal year, (v) the aggregate net amount of non-cash loss on the Disposition of property by the Company and its Subsidiaries during such fiscal year (other than sales of inventory in the ordinary course of business), to the extent deducted in the calculation of Consolidated Net Income and otherwise not added in the calculation of Consolidated EBITDA for such fiscal year; and (vi) the ECF Reduction Shortfall Amount for such fiscal year, minus (b) the sum, without duplication, of (i) any expenses, losses or charges paid in cash for such fiscal year that were (A) not deducted in the calculation of Consolidated Net Income for such fiscal year or (B) added in the calculation of Consolidated EBITDA for such fiscal year, in each case, to the extent financed with Internally Generated Cash of the Company and its Subsidiaries, 28

(ii) the amount of all non-cash income included that was (A) included in the calculation of Consolidated Net Income for such fiscal year or (B) added in the calculation of Consolidated EBITDA for such fiscal year, (iii) the amount of any prepaid cash item deducted in part for such fiscal year, with the balance amortized over a subsequent period, (iv) the aggregate amount of Restricted Payments made by the Company in cash during such fiscal year pursuant to Section 6.07(f) (excluding the principal amount of Indebtedness incurred in connection with such Restricted Payments and any Restricted Payments made with proceeds of any issuance of Equity Interests of the Company), (v) the aggregate amount of all prepayments of Funded Indebtedness, including the principal component of payments in respect of Capital Lease Obligations (other than (A) the Term Loans and (B) any revolving credit facility to the extent there is not an equivalent permanent reduction in commitments thereof) of the Company and its Subsidiaries made during such fiscal year (excluding any such prepayments financed with the Available Amount or the proceeds of any issuance of Equity Interests of the Company or the issuance of any Indebtedness), (vi) the aggregate amount of all regularly scheduled principal payments of Funded Indebtedness (including the Term Loans) of the Company and its Subsidiaries made during such fiscal year (other than in respect of any revolving credit facility to the extent there is not an equivalent permanent reduction in commitments thereunder), (vii) increases in Consolidated Working Capital for such fiscal year, (viii) the aggregate net amount of non-cash gain on the Disposition of property by the Company and its Subsidiaries during such fiscal year (other than sales of inventory in the ordinary course of business), to the extent (A) included in the calculation of Consolidated Net Income for such fiscal year or (B) added in the calculation of Consolidated EBITDA for such fiscal year, (ix) to the extent (A) not otherwise deducted in the calculation of Consolidated Net Income or (B) added in the calculation of Consolidated EBITDA, Consolidated Cash Taxes paid during such fiscal year, (x) to the extent (A) not otherwise deducted in the calculation of Consolidated Net Income or (B) added in the calculation of Consolidated EBITDA, interest expense of the Company and its Subsidiaries for such year, (xi) cash payments by the Company and its Subsidiaries during such fiscal year (A) in respect of the permanent reduction of long-term liabilities of the Company and its Subsidiaries (other than Indebtedness) or (B) in respect of pension contributions, pension true-up or settlement payments, in each case to the extent such payments (A) are not expensed during such fiscal year or are not deducted in the calculation of Consolidated Net Income or (B) are added in the calculation of Consolidated EBITDA, in each case, to the extent financed with Internally Generated Cash of the Company and its Subsidiaries; 29

(xii) the aggregate amount of any premium, make-whole or penalty payments actually paid in cash by the Company and its Subsidiaries during such fiscal year that are made in connection with any prepayment, early extinguishment or conversion of Indebtedness to the extent (A) such payments are not expensed during such fiscal year or are not deducted in the calculation of Consolidated Net Income or (B) are added in the calculation of Consolidated EBITDA, in each case, to the extent financed with Internally Generated Cash of the Company and its Subsidiaries; (xiii) to the extent (A) not already deducted in calculating Consolidated Net Income or (B) added in the calculation of Consolidated EBITDA, cash losses, charges and expenses related to internal software development that are expenses but could have been capitalized under alternative accounting policies in accordance with IFRS, in each case, to the extent financed with Internally Generated Cash of the Company and its Subsidiaries; (xiv) cash expenditures in respect of Swap Agreements during such fiscal year to the extent not deducted in the calculation of Consolidated Net Income or added in the calculation of Consolidated EBITDA for such fiscal year; (xv) proceeds of any Asset Sale or Recovery Event to the extent otherwise included in the definition of Excess Cash Flow and to the extent the Company is in compliance with the applicable mandatory prepayment requirements set forth in Section 2.11(b); (xvi) amounts paid in cash for such fiscal year on account of (A) items that were accounted for as non-cash reductions of net income in determining Consolidated Net Income or as non-cash addbacks in determining Consolidated EBITDA of the Company or any Subsidiary in a prior period and (B) reserves or accruals established in purchase accounting to the extent added in determining Consolidated EBITDA; (xvii) [reserved]; and (xviii) the aggregate amount added in the calculation of Consolidated EBITDA for such fiscal year pursuant to clause (h) of the definition of Consolidated EBITDA. For purposes of calculating Excess Cash Flow, any additions or reductions in respect of Material Acquisitions and Material Dispositions pursuant to the last paragraph of the definition of Consolidated EBITDA shall be disregarded. “Excess Cash Flow Prepayment Amount” means, with respect to any fiscal year of the Company, an amount equal to the excess, if any, of: (a) the product of (i) the Excess Cash Flow for such fiscal year multiplied by (ii) the ECF Percentage in respect of such fiscal year, minus (b) the sum, without duplication, of: (i) without duplication of any amounts deducted in the calculation of Excess Cash Flow for such fiscal year, solely to the extent not funded with the proceeds of Indebtedness, the aggregate amount of all optional Repayments of Term Loans pursuant to Section 2.11(a), any Incremental Equivalent Debt/Permitted Ratio Debt (to 30

the extent such Indebtedness was secured on a pari passu basis with the Liens securing Initial Term Loans) and any Revolving Loans (to the extent accompanied by a corresponding reduction in commitments) and the amount paid in cash by the Company or any of its Subsidiaries in respect of all purchases of Term Loans pursuant to Section 9.04, in each case made during such fiscal year (or, at the Company’s option, after the end of such fiscal year and prior to the date such Excess Cash Flow prepayment is due (without counting such amounts against subsequent years’ Excess Cash Flow)), and (ii) without duplication of any amounts deducted in the calculation of Excess Cash Flow for such fiscal year, the aggregate amount actually paid by the Company and its Subsidiaries in cash during such fiscal year on account of Capital Expenditures and Capitalized Software Expenditures (excluding the principal amount of Indebtedness incurred in connection with such expenditures and any such expenditures financed with the proceeds of any issuance of Equity Interest of the Borrower), and (iii) without duplication of any amounts deducted in the calculation of Excess Cash Flow for such fiscal year, the aggregate amount of cash fees, costs and expenses in connection with any Permitted Acquisition or Disposition, and any cash payments of the purchase price in connection therewith and the fees, costs and expenses incurred in connection therewith, to the extent not expensed and not deducted in calculating Consolidated Net Income, in each case, to the extent financed with Internally Generated Cash of the Company and its Subsidiaries; and (iv) without duplication of any amounts deducted in the calculation of Excess Cash Flow for such fiscal year, the aggregate amount of cash consideration paid by the Company and its Subsidiaries in connection with any Permitted Acquisitions and any Investments (other than intercompany Investments, except for intercompany Investments in joint ventures or, to the extent non-attributable to the minority interest in non-wholly owned Subsidiaries) made pursuant to Section 6.04(b), 6.04(g), 6.04(r), 6.04(s) or 6.04(t), to the extent financed with Internally Generated Cash of the Company and its Subsidiaries and made during such fiscal year (or, at the Company’s option, after the end of such fiscal year and prior to the date such Excess Cash Flow prepayment is due (without counting such amounts against subsequent years’ Excess Cash Flow)), and (v) without duplication of amounts deducted from Excess Cash Flow or the Excess Cash Flow Prepayment Amount in prior periods and, at the option of the Company, (A) the aggregate cash consideration required to be paid by the Company and its Subsidiaries pursuant to binding contracts (the “Contract Consideration”) entered into prior to or during such period and (B) any planned cash expenditures budgeted by the Company and its Subsidiaries (the “Planned Expenditures”), in each case during the period of four consecutive fiscal quarters of the Company following the end of the applicable fiscal year for which Excess Cash Flow and the Excess Cash Flow Prepayment Amount is being calculated and to the extent relating to Permitted Acquisitions, Investments, Capital Expenditures and Capitalized Software Expenditures of the Company and its Subsidiaries (in each case, except to the extent financed with the proceeds of Indebtedness, the proceeds of any issuance of Equity Interest of the Company or utilizing the Available Amount); provided that to the extent the aggregate amount of cash actually utilized to finance such Permitted Acquisitions, Investments, Capital Expenditures or Capitalized Software Expenditures during such period of four consecutive fiscal quarters is less than the Contract Consideration and the Planned Expenditures, the amount of such shortfall (the “ECF Reduction Shortfall Amount”) 31 shall be added to the calculation of Excess Cash Flow at the end of such period of four consecutive fiscal quarters, minus (c) $25,000,000. “Excluded Swap Obligation” means, with respect to any Loan Party, any Specified Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Loan Party of, or the grant by such Loan Party of a security interest to secure, such Specified Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an ECP at the time the Guarantee of such Loan Party or the grant of such security interest becomes or would become effective with respect to such Specified Swap Obligation. If a Specified Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Specified Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) with respect to a Loan or Commitment extended to a Borrower that is a U.S. Person, in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan, Letter of Credit or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan, Letter of Credit or Commitment (other than pursuant to an assignment request by any Borrower under Section 2.19(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.17, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in a Loan, Letter of Credit or Commitment or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.17(f), (d) any withholding Taxes imposed under FATCA, (e) with respect to a Revolving Loan or Revolving Commitment extended to a Borrower that is organized, incorporated or tax resident in Ireland, any Irish withholding Tax which arises solely because (i) a Lender is not (or has ceased to be) an Irish Qualifying Lender other than as a result of any change after the date it became a Lender under this Agreement in (or in the interpretation, administration or application of) any law or Irish Treaty, or any published practice or concession of any relevant authority or (ii) a Lender is an Irish Treaty Lender and the Company is able to demonstrate that the payment could have been made to such Lender without any deduction or withholding of any tax imposed by Ireland had that Lender complied with its obligations under Section 2.17(m), and (f) any Tax under the laws of the Netherlands to the extent levied on the basis of (i) section 17a, paragraph c or any replacement of the Dutch Corporate Income Tax Act (Wet op de vennootschapsbelasting 1969); or (ii) the Dutch Withholding Tax Act 2021 (Wet Bronbelasting 2021) in effect on the date on which such Lender acquires such interest in the Loan, Letter of Credit or Commitment and by reason of the relevant beneficiary of the interest being resident in a jurisdiction that listed in the Dutch Regulation on low-taxing states and non-cooperative jurisdictions for tax purposes (Regeling laagbelastende staten en niet-coöperatieve rechtsgebieden voor belastingdoeleinden) on the date on which (A) such Lender acquires such interest in the Loan, Letter of Credit or Commitment or (B) such Lender changes its lending office, its place of incorporation or its place of tax residence. 32

“Executive Order” means Executive Order No. 13224, effective as of September 24, 2001, and relating to Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)). “Existing Credit Agreement” is defined in the recitals hereof. “Existing Letters of Credit” shall have the meaning assigned to such term in Section 2.06(a). “Existing Loans” shall have the meaning assigned to such term in Section 2.01(a). “Facility” means (a) the revolving credit facility consisting of the Revolving Commitments and the Revolving Loans (the “Revolving Facility”), (b) the term loan facility consisting of the Tranche B-1 Term Loan Commitments and the Tranche B-1 Term Loans, (c) the term loan facility consisting of the Tranche B-2 Term Loan Commitments and the Tranche B-2 Term Loans or, (d) the term loan facility consisting of the 2024 Refinancing Tranche B-1 Term Loan Commitments and the 2024 Refinancing Tranche B-1 Term Loans or (e) any other credit facility created hereunder pursuant to an Incremental Amendment, a Loan Modification Agreement or a Refinancing Amendment, as the context may require. “FATCA” means Sections 1471 through 1474 of the Code, as of the Restatement Effective Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code. “Federal Flood Insurance” means federally backed Flood Insurance available under the National Flood Insurance Program to owners of real property improvements located in Special Flood Hazard Areas in a community participating in the National Flood Insurance Program. “Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as shall be set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as the effective federal funds rate; provided that if the Federal Funds Effective Rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. “FEMA” means the Federal Emergency Management Agency, a component of the U.S. Department of Homeland Security that administers the National Flood Insurance Program. “Final Release Conditions” has the meaning assigned to such term in Section 9.14(c). “Financial Officer” means the chief financial officer, principal accounting officer, treasurer or controller of the Company. “Financial Statement Delivery Date” means, with respect to any fiscal quarter or fiscal year of the Company, the date on which financial statements have been or are required to be delivered pursuant to Section 5.01(a) or Section 5.01(b). 33

“Financials” means the annual or quarterly financial statements, and accompanying certificates and other documents, of the Company and its Subsidiaries required to be delivered pursuant to Section 5.01(a) or 5.01(b). “FIRREA” means the Financial Institutions Reform, Recovery and Enforcement Act of 1989. “First Lien Leverage Ratio” means, as of any date of determination, the ratio of (a) (i) Consolidated First Lien Indebtedness as of the last day of the most recently ended Test Period less (ii) the aggregate amount of Unrestricted Cash as of such date to (b) Consolidated EBITDA for the most recently ended Test Period. “First Tier Foreign Subsidiary” means each subsidiary of a Subsidiary organized under the laws of a jurisdiction located in the United States of America that is a Foreign Subsidiary and with respect to which any one or more of the Domestic Subsidiaries directly owns or Controls more than 50% of such Foreign Subsidiary’s issued and outstanding Equity Interests. “Flood Insurance” means, for any Real Estate located in a Special Flood Hazard Area, Federal Flood Insurance or private insurance that meets the requirements set forth by FEMA in its Mandatory Purchase of Flood Insurance Guidelines. “Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the Adjusted Term SOFR Rate, the EURIBO Rate or each Daily Simple RFR, as applicable. “Foreign Currencies” means Agreed Currencies other than Dollars. “Foreign Currency LC Exposure” means, at any time, the sum of (a) the Dollar Amount of the aggregate undrawn and unexpired amount of all outstanding Foreign Currency Letters of Credit at such time plus (b) the aggregate principal Dollar Amount of all LC Disbursements in respect of Foreign Currency Letters of Credit that have not yet been reimbursed at such time. “Foreign Currency Letter of Credit” means a Letter of Credit denominated in a Foreign Currency. “Foreign Currency Payment Office” of the Administrative Agent means, for each Foreign Currency, the office, branch, Affiliate or correspondent bank of the Administrative Agent for such currency as specified from time to time by the Administrative Agent to the Company and each Lender. “Foreign Lender” means (a) if the applicable Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if the applicable Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which such Borrower is resident for tax purposes. “Foreign Subsidiary” means any Subsidiary which is not a Domestic Subsidiary. “Funded Indebtedness” means, as of any date of determination, all Indebtedness of the Company and its Subsidiaries of the types described in clauses (a), (b), (c) (to the extent constituting purchase money Indebtedness), (f), (e) (to the extent unpaid within five (5) Business Days of becoming due and payable), (g), (h) (to the extent reflected as a liability on the balance sheet in accordance with 34

GAAP) and, solely with respect to letters of credit and letters of guaranty that have been drawn but not yet reimbursed, (i), in each case, outstanding on such date calculated on a consolidated basis. “GAAP” means generally accepted accounting principles in the United States of America. “Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank) and any group or body charged with setting financial accounting or regulatory capital rules or standards (including, without limitation, the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing). “Group Members” means the collective reference to the Company and its Subsidiaries (excluding for the avoidance of doubt, any Securitization Subsidiary). “Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Guarantee shall be deemed to be an amount equal to the lesser of (a) the stated or determinable amount of the primary payment obligation in respect of which such Guarantee is made and (b) the maximum amount for which the guaranteeing Person may be liable pursuant to the terms of the instrument embodying such Guarantee, unless such primary payment obligation and the maximum amount for which such guaranteeing Person may be liable are not stated or determinable, in which case the amount of the Guarantee shall be such guaranteeing Person’s maximum reasonably possible liability in respect thereof as reasonably determined by the Company in good faith. “Guarantors” means, collectively, (i) the Company, (ii) the Subsidiary Borrowers pursuant to the terms of Article X of this Agreement and (iii) the Subsidiary Guarantors. No Securitization Subsidiary shall be a Guarantor. “Guaranty” means that certain Second Amended and Restated Guaranty dated as of July 13, 2017 (including any and all supplements thereto) and executed by each Guarantor party thereto and any other guaranty agreements as are requested by the Administrative Agent and its counsel, in each case as amended, restated, supplemented or otherwise modified from time to time. “Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, 35 asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law. “Impacted EURIBO Rate Interest Period” has the meaning assigned to such term in the definition of “EURIBO Rate”. “Incremental Amendment” means an amendment to this Agreement that is reasonably satisfactory to the Administrative Agent (solely for purposes of giving effect to Section 2.20) and the applicable Borrower executed by each of (a) the applicable Borrower, (b) the Administrative Agent and (c) each Lender that agrees to provide all or any portion of the Incremental Facility being incurred pursuant thereto and in accordance with Section 2.20. “Incremental Cap” means: (a) the sum of the Shared Incremental Amount, plus (b) in the case of any Incremental Facility incurred pursuant to Section 2.20 that effectively extends the Maturity Date with respect to any Class of Loans and/or commitments hereunder, an amount equal to the portion of the relevant Class of Loans or commitments that will be replaced by such Incremental Facility, plus (c) without duplication of the foregoing clause (b), (i) the amount of any optional prepayment of any pari passu Term Loan in accordance with Section 2.11(a) and/or the amount of any permanent reduction of any Revolving Commitment and/or the amount of any permanent prepayment of pari passu Incremental Equivalent Debt/Permitted Ratio Debt and (ii) the amount paid in cash in respect of any reduction in the outstanding amount of any Term Loan resulting from any assignment of such Term Loan (and/or assignment and/or purchase of such Term Loan by) the Company and/or any Subsidiary in accordance with Section 9.04; provided that for each of clauses (i) and (ii) the relevant prepayment, redemption, repurchase or assignment and/or purchase was not funded with the proceeds of any long-term Indebtedness (other than revolving Indebtedness), plus (d) an unlimited amount so long as, in the case of this clause (d), after giving effect to the relevant Incremental Facility, (i) if such Incremental Facility is secured by a lien that is pari passu with the Lien securing the Secured Obligations, the First Lien Leverage Ratio does not exceed 2.25 to 1.00, (ii) if such Incremental Facility is secured by a lien that is junior to the Lien securing the Secured Obligations, the Secured Leverage Ratio does not exceed 3.50 to 1.00 or (iii) for any other Incremental Facility, the Consolidated Leverage Ratio does not exceed 4.25 to 1.00, in each case described in this clause (d), calculated on a Pro Forma Basis, including the application of the proceeds thereof (in the case of each of clauses (i), (ii) and (iii) without “netting” the cash proceeds of the applicable Incremental Facility), and in the case of any Incremental Revolving Facility then being incurred or established, assuming a full drawing of such Incremental Revolving Facility; provided that: (i) any Incremental Facility and/or Incremental Equivalent Debt/Permitted Ratio Debt may be incurred under one or more of clauses (a) through (d) of this definition as selected by the Company in its sole discretion; 36

(ii) if any Incremental Facility or Incremental Equivalent Debt/Permitted Ratio Debt is intended to be incurred or implemented in reliance on clause (d) of this definition and any other clause of this definition in a single transaction or series of related transactions, (A) the permissibility of the portion of such Incremental Facility and/or Incremental Equivalent Debt/Permitted Ratio Debt to be incurred or implemented under clause (d) of this definition shall be calculated first without giving effect to any Incremental Facility or Incremental Equivalent Debt/Permitted Ratio Debt to be incurred or implemented in reliance on any other clause of this definition, but giving full pro forma effect to the use of proceeds of the entire amount of the loans and commitments that will be incurred or implemented at such time in reliance on such Incremental Facility or Incremental Equivalent Debt/Permitted Ratio Debt and the related transactions and (B) the permissibility of the portion of such Incremental Facility or Incremental Equivalent Debt/Permitted Ratio Debt to be incurred or implemented under the other applicable clauses of this definition shall be calculated thereafter; and (iii) (A) any portion of any Incremental Facilities or Incremental Equivalent Debt/Permitted Ratio Debt initially incurred or implemented in reliance on one or more of clauses (a) through (c) will, at the Company’s election, be reclassified after the incurrence or implementation of such Incremental Facilities as having been incurred in reliance on clause (d) if the applicable leverage ratio test under clause (d) is satisfied on a Pro Forma Basis ratio at such time and (B) if the Company is in compliance with the applicable leverage ratio test under clause (d) on a Pro Forma Basis as at the end of any subsequent fiscal quarter after such initial incurrence, unless the Company shall have elected otherwise, such reclassification shall be deemed to have automatically occurred. “Incremental Commitment” means any commitment made by a lender to provide all or any portion of any Incremental Facility or Incremental Loan. “Incremental Equivalent Debt/Permitted Ratio Debt” means Indebtedness of any Borrower in the form of notes or loans secured on a pari passu or junior basis to the Obligations under this Agreement, unsecured notes or loans and/or commitments in respect of any of the foregoing; provided, that: (a) the aggregate outstanding principal amount thereof shall not exceed the Incremental Cap (as in effect at the time of determination), (b) no Event of Default shall exist immediately prior to or after giving effect to such Incremental Equivalent Debt/Permitted Ratio Debt (provided, that, notwithstanding the foregoing, if the Company shall have made an LCT Election in accordance with Section 1.11, no Event of Default shall existing immediately prior to the LCT Test Date and no Specified Event of Default shall exist immediately prior to or after giving effect to such Incremental Equivalent Debt/Permitted Ratio Debt); (c) the Weighted Average Life to Maturity applicable to such notes or loans is no shorter than the Weighted Average Life to Maturity of any Term Loans that will remain outstanding after giving effect to such Incremental Equivalent Debt/Permitted Ratio Debt and the application of the proceeds thereof, (d) the final maturity date with respect to such notes or loans is no earlier than the Latest Maturity Date on the date of the issuance or incurrence, as applicable, thereof, 37

(e) with respect to any Incremental Equivalent Debt/Permitted Ratio Debt that ranks junior in right of payment and/or security to any Facility that will remain outstanding after giving effect to such Incremental Equivalent Debt/Permitted Ratio Debt and the application of the proceeds thereof or is unsecured, such Incremental Equivalent Debt/Permitted Ratio Debt shall not require amortization prior to the Latest Maturity Date and the maturity date shall be no earlier than one hundred and eighty-one (181) days following the Latest Maturity Date, (f) subject to clauses (c) through (e), such Indebtedness may otherwise have an amortization schedule as determined by the Company and the lenders providing such Incremental Equivalent Debt/Permitted Ratio Debt and such Indebtedness shall provide that (i) it shall share pro rata or less than pro rata or greater than pro rata with any optional prepayments hereunder and (ii) it shall share pro rata or less than pro rata (but not greater than pro rata) with any mandatory prepayments hereunder, (g) in the event such Incremental Equivalent Debt/Permitted Ratio Debt is in the form of term loans secured on a pari passu basis with the Liens securing the Secured Obligations the MFN Protections (including the exceptions and limitations set forth therein) shall apply mutatis mutandis to such Incremental Equivalent Debt/Permitted Ratio Debt as if it was an Incremental Term Facility, (h) if such Indebtedness is (i) secured by a Lien on the Collateral that is pari passu with or junior to the Lien securing the Initial Term Loans or (ii) subordinated in right of payment to the Obligations, then, in each case, the holders of such Indebtedness shall be (x) in the case of clause (i), party to an Intercreditor Agreement or (y) in the case of clause (ii), party to a subordination agreement in form and substance reasonably acceptable to the Administrative Agent, (i) no Incremental Equivalent Debt/Permitted Ratio Debt may be (i) guaranteed by any Subsidiary which is not a Loan Party or (ii) secured by any asset of the Company or any Subsidiary other than the Collateral, and (j) except as otherwise permitted herein (including with respect to margin, pricing, maturity and fees), (A) the terms of such Indebtedness (other than Indebtedness in the form of a revolving credit facility), if not substantially consistent with those applicable to any then-existing Term Loans, shall be, at the option of the Company, either (1) consistent with market terms and conditions, when taken as a whole, at the time of incurrence or effectiveness thereof, as determined by the Company in good faith, or (2) reasonably acceptable to the Administrative Agent (it being agreed that any terms applicable to such Indebtedness (x) which are applicable only after the then-existing Latest Maturity Date and/or (y) that are, taken as a whole, more favorable to the lenders of such Indebtedness than those contained in the Loan Documents and are then conformed (or added) to the Loan Documents for the benefit of the Term Lenders pursuant to an amendment to this Agreement effectuated in reliance on Section 9.02 shall, in each case be deemed to be satisfactory to the Administrative Agent and (B) the terms of any such indebtedness in the form of a revolving credit facility, if not substantially consistent with those applicable to any then-existing Revolving Facility must be reasonably acceptable to the Administrative Agent (it being agreed that any terms applicable to such Indebtedness (1) which are applicable only after the then-existing Latest Maturity Date and/or (2) that are more favorable to the lenders of such Indebtedness than those contained in the Loan Documents and are then conformed (or added) to the Loan Documents for the benefit of the Revolving Lenders shall be deemed satisfactory to the Administrative Agent). 38

“Incremental Facilities” has the meaning assigned to such term in Section 2.20. “Incremental Lender” has the meaning assigned to such term in Section 2.20. “Incremental Loans” has the meaning assigned to such term in Section 2.20. “Incremental Revolving Commitment” means any commitment made by a lender to provide all or any portion of any Incremental Revolving Facility. “Incremental Revolving Facility” has the meaning assigned to such term in Section 2.20. “Incremental Revolving Facility Lender” means, with respect to any Incremental Revolving Facility, each Revolving Lender providing any portion of such Incremental Revolving Facility. “Incremental Revolving Loans” has the meaning assigned to such term in Section 2.20. “Incremental Term Facility” has the meaning assigned to such term in Section 2.20. “Incremental Term Loans” has the meaning assigned to such term in Section 2.20. “Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the cash portion of the deferred purchase price of property or services (excluding (i) current accounts payable or accrued expenses, in each case incurred in the ordinary course of business, (ii) any earn-out obligation until such earn-out obligation becomes due and payable (other than obligations due and payable solely in shares and not in cash) and (iii) any deferred payment that such Person has the option to pay in shares shall not be considered Indebtedness until such deferred payment becomes due and payable in cash), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) all obligations in respect of bankers’ acceptances, (k) all obligations of such Person under Sale and Leaseback Transactions, (l) the liquidation value of all redeemable preferred Disqualified Equity Interests of such Person and (m) obligations under or in respect of Permitted Securitizations. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. The amount of Indebtedness (including any Guarantees constituting Indebtedness) for which recourse is limited either to a specified amount or to an identified asset of such Person shall be deemed to be equal to the lesser of (x) such specified amount and (y) the fair market value of such identified asset as determined by such Person in good faith. It is understood and agreed that Indebtedness shall not include any Indebtedness that has been defeased and/or discharged in accordance with its terms, provided that funds in an amount equal to all such Indebtedness (including interest and any other amounts required to be paid to the holders thereof in order to give effect to such defeasance and/or discharge) have been irrevocably deposited with a trustee for the benefit of the relevant holders of such Indebtedness. 39

Notwithstanding the foregoing, Permitted Call Spread Swap Agreements, and any obligations thereunder, shall not constitute Indebtedness. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a) hereof, Other Taxes. “Indemnitee” has the meaning assigned to such term in Section 9.03(b). “Ineligible Institution” has the meaning assigned to such term in Section 9.04(b). “Information” has the meaning assigned to such term in Section 9.12. “Information Memorandum” means (a) the Confidential Information Memorandum dated April 2021 and (b) the Lender Presentation dated May 2024, in each case, relating to the Company and the Transactions. “Initial Subsidiary Borrowers” has the meaning assigned to such term in the definition of Subsidiary Borrower. “Initial Term Loan Borrowers” means Vistaprint Netherlands and CUSA. “Initial Term Loans” means the Tranche B-1 Term Loans made by the Tranche B-1 Term Lenders and(i) the Tranche B-2 Term Loans made by the Tranche B-2 Term Lenders, in each case to the Initial Term Loan Borrowers on the Restatement Effective Date pursuant to the terms of this Agreement and (ii) the 2024 Refinancing Tranche B-1 Term Loans made by the 2024 Refinancing Tranche B-1 Term Lenders to the Initial Term Loan Borrowers on the Amendment No. 2 Effective Date pursuant to the terms of Amendment No. 2 and this Agreement. “Initial Tranche B-1 Term Loans” means the Tranche B-1 Term Loans made by the Tranche B-1 Term Lenders to the Initial Term Loan Borrowers on the Restatement Effective Date pursuant to the terms of this Agreement. On the Amendment No. 2 Effective Date, all Tranche B-1 Term Loans were refinanced in full and no Initial Tranche B-1 Term Loans are outstanding as of the Amendment No. 2 Effective Date immediately after the effectiveness of Amendment No. 2. “Initial Tranche B-2 Tranche Loans” means the Tranche B-2 Term Loans made by the Tranche B-2 Term Lenders to the Initial Term Loan Borrowers on the Restatement Effective Date pursuant to the terms of this Agreement. “Insolvency Regulation” means the Council Regulation (EC) No.1346/2000 29 May 2000 on Insolvency Proceedings. “Intercreditor Agreement” means (a) in respect of Indebtedness intended to be secured by a Lien on some or all of the Collateral on a pari passu basis with the Lien on the Collateral securing the Obligations, an intercreditor agreement reasonably acceptable to the Administrative Agent and the Company, the terms of which are consistent with market terms governing security arrangements for the sharing of Liens on a pari passu basis at the time such intercreditor agreement is proposed to be established in light of the type of Indebtedness to be secured by such Liens, as reasonably determined by the Company and the Administrative Agent, and (b) in respect of Indebtedness intended to be secured by a Lien on some or all of the Collateral on a junior priority basis with the Lien on the Collateral securing the Obligations, an intercreditor agreement reasonably acceptable to the Administrative Agent and the Company, the terms of which are consistent with market terms governing security arrangements for the 40 sharing of Liens on a junior basis at the time such intercreditor agreement is proposed to be established in light of the type of Indebtedness to be secured by such Liens, as reasonably determined by the Administrative Agent and the Company. “Interest Election Request” means a request by the applicable Borrower to convert or continue a Borrowing in accordance with Section 2.08, which shall be substantially in the form attached hereto as Exhibit I-2 or any other form approved by the Administrative Agent. “Interest Payment Date” means (a) with respect to any ABR Loan (other than a Swingline Loan), the last day of each March, June, September and December and the Maturity Date of the Facility under which such ABR Loan was made, (b) with respect to any RFR Loans, each date that is on the numerically corresponding day in each calendar month that is one month after the Borrowing of such Loan and the Maturity Date of the Facility under which such RFR Loan was made, (c) with respect to any Term Benchmark Loan, the last day of each Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Term Benchmark Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period and the Maturity Date of the Facility under which such Term Benchmark Loan was made; provided, that the Amendment No. 2 Effective Date shall constitute an Interest Payment Date with respect to accrued and unpaid interest up to, but excluding, the Amendment No. 2 Effective Date for the Term Loans prepaid or converted on such date (including the Converted Tranche B-1 Term Loans), and (d) with respect to any Swingline Loan, the day that such Loan is required to be repaid and the Maturity Date of the Facility under which such Swingline Loan was made. “Interest Period” means with respect to any Term Benchmark Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, three or six months thereafter (in each case, subject to the availability for the Benchmark applicable to the relevant Loan or Commitment for any Agreed Currency), as the applicable Borrower (or the Company on behalf of the applicable Borrower) may elect; provided, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (ii) any Interest Period pertaining to a Term Benchmark Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period and (iii) no tenor that has been removed from this definition pursuant to Section 2.14(e) shall be available for specification in such Borrowing Request or Interest Election Request. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing. “Internally Generated Cash” means, with respect to any period, any cash of the Company and its Subsidiaries generated during such period, excluding Net Cash Proceeds and any cash that is generated from an incurrence of Indebtedness, an issuance of Equity Interests or a capital contribution. “Investment” has the meaning assigned to such term in Section 6.04. “Irish Qualifying Lender” means a Lender which is beneficially entitled to the interest payable to that Lender in respect of an advance under this Agreement and is: 41

(a) a bank within the meaning of section 246 of the Taxes Act which is carrying on bona fide banking business in Ireland for the purposes of section 246(3)(a) of the Taxes Act; or (b) (i) a body corporate which, by virtue of the law of a Relevant Territory is resident for the purposes of tax in that Relevant Territory, where that Relevant Territory imposes a tax that generally applies to interest receivable in that Relevant Territory by bodies corporate from sources outside that Relevant Territory; or (ii) a body corporate where interest payable in respect of an advance: (A) is exempted from the charge to income tax under an Irish Treaty having force of law on the date the interest is paid under the procedures set out in section 826(1) of the Taxes Act; or (B) would be exempted from the charge to Irish income tax under an Irish Treaty entered into on or before the payment date of that interest if that Irish Treaty had the force of law under the provisions set out in section 826(1) of the Taxes Act at that date; (iii) a United States of America (“U.S.”) company, provided the U.S. company is incorporated in the U.S. and is taxed in the U.S. on its worldwide income; or (iv) a U.S. limited liability company (“LLC”) where (1) the ultimate recipients of the interest would themselves be Irish Qualifying Lenders under sub-paragraphs (i), (ii) or (iii) of this paragraph (b), and (2) business is conducted through the U.S. LLC for market reasons and not for tax avoidance purposes; provided in each case at (i), (ii), (iii) or (iv) the Lender is not carrying on a trade or business in Ireland through a branch or agency with which such interest payment is connected; (c) a body corporate, (i) which advances money in the ordinary course of a trade which includes the lending of money; and (ii) where the interest on monies so advanced is taken into account in computing the trading income of such body corporate; and (iii) such body corporate has complied with the notification requirements under section 246(5)(a) of the Taxes Act; or (d) a qualifying company within the meaning of section 110 of the Taxes Act; or (e) an investment undertaking within the meaning of section 739B of the Taxes Act; or (f) an Irish Treaty Lender. “Irish Treaty Lender” means, a Lender, other than a Lender falling within paragraph (b) of the definition of Irish Qualifying Lender, which: (a) is treated as a resident of an Irish Treaty State for the purposes of an Irish Treaty; 42

(b) does not carry on a business in Ireland through a permanent establishment with which that Lender’s participation in this Agreement is effectively connected and (c) fulfils all conditions of the Irish Treaty which must be fulfilled for residents of that Irish Treaty State to be paid interest without the deduction of Irish tax. “Irish Treaty State” means a jurisdiction having a double taxation treaty with Ireland which contains an article dealing with interest or income from debt claims (an “Irish Treaty”) which has the force of law and which makes provision for full exemption from tax imposed by Ireland on interest. “IRS” means the United States Internal Revenue Service. “ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto. “Issuing Bank” means each of JPMorgan Chase Bank, N.A. and Bank of America, N.A., (in each case, through itself or through one of its designated affiliates or branch offices), each in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.06(i). Each Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate. Each reference herein to the “Issuing Bank” in connection with a Letter of Credit or other matter shall be deemed to be a reference to the relevant Issuing Bank with respect thereto, and, further, references herein to “the Issuing Bank” shall be deemed to refer to each of the Issuing Banks or the relevant Issuing Bank, as the context requires. “Junior Indebtedness” means, collectively, any Indebtedness for borrowed money of any Group Member that is (x) secured by a Lien on the Collateral that is junior in priority to the Lien on the Collateral securing the Secured Obligations, (y) Subordinated Indebtedness or (z) Material Unsecured Indebtedness. “Junior Indebtedness Documents” means any document, agreement or instrument evidencing or governing any Junior Indebtedness. “Latest Maturity Date” means, at any date of determination, the latest Maturity Date applicable to any Loan or Commitment hereunder at such time, in each case as extended in accordance with this Agreement from time to time. “LC Collateral Account” has the meaning assigned to such term in Section 2.06(j). “LC Disbursement” means a payment made by an Issuing Bank pursuant to a Letter of Credit. “LC Exposure” means, at any time, the sum of (a) the aggregate undrawn Dollar Amount of all outstanding Letters of Credit at such time plus (b) the aggregate Dollar Amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Company at such time. The LC Exposure of any Revolving Lender at any time shall be its Applicable Percentage of the LC Exposure at such time. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Article 29(a) of the Uniform Customs and Practice for Documentary Credits, International Chamber of 43

Commerce Publication No. 600 (or such later version thereof as may be in effect at the applicable time) or Rule 3.13 or Rule 3.14 of the International Standby Practices, International Chamber of Commerce Publication No. 590 (or such later version thereof as may be in effect at the applicable time) or similar terms of the Letter of Credit itself, or if compliant documents have been presented but not yet honored, such Letter of Credit shall be deemed to be “outstanding” and “undrawn” in the amount so remaining available to be paid, and the obligations of the Company and each Revolving Lender shall remain in full force and effect until the relevant Issuing Bank and the Revolving Lenders shall have no further obligations to make any payments or disbursements under any circumstances with respect to any Letter of Credit. “Lender Parent” means, with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a subsidiary. “Lender-Related Person” means the Administrative Agent, any Arranger, the Syndication Agent, any Co-Documentation Agent, any Issuing Bank and any Lender, and any Related Party of any of the foregoing Persons. “Lenders” means the Persons listed on Schedule 2.01A, the Persons that are “Lenders” under the Existing Credit Agreement as of the Restatement Effective Date and any other Person that shall have become a Lender hereunder pursuant to Section 2.20 or Section 2.26 (including the 2024 Refinancing Tranche B-1 Term Lenders) or pursuant to an Assignment and Assumption or other documentation contemplated hereby, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption or other documentation contemplated hereby. Unless the context otherwise requires, the term “Lenders” includes the Swingline Lender and the Issuing Banks. For the avoidance of doubt, the term “Lenders” excludes the Departing Lenders. “Letter of Credit” means any letter of credit issued pursuant to this Agreement. “Letter of Credit Agreement” has the meaning assigned to such term in Section 2.06(b). “Letter of Credit Commitment” means, with respect to each Issuing Bank, the commitment of such Issuing Bank to issue Letters of Credit hereunder. The initial amount of each Issuing Bank’s Letter of Credit Commitment is set forth on Schedule 2.01B, or if an Issuing Bank has entered into an Assignment and Assumption or has otherwise assumed a Letter of Credit Commitment after the Restatement Effective Date, the amount set forth for such Issuing Bank as its Letter of Credit Commitment in the Register maintained by the Administrative Agent. The Letter of Credit Commitment of an Issuing Bank may be modified from time to time by agreement between such Issuing Bank and the Company, and notified to the Administrative Agent. “Liabilities” means any losses, claims (including intraparty claims), demands, damages or liabilities of any kind. “Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities. “Limited Condition Transaction” means (a) any Permitted Acquisition or similar Investment, the consummation of which is not conditioned on the availability of, or on obtaining, third 44 party financing or (b) any redemption, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness requiring irrevocable notice in advance of such redemption, repurchase, defeasance, satisfaction and discharge or repayment. “Loan Documents” means this Agreement, each Borrowing Subsidiary Agreement, each Borrowing Subsidiary Termination, the Guaranty, the Master Reaffirmation Agreement, any promissory notes issued pursuant to Section 2.10(e), any Letter of Credit applications, any Letter of Credit Agreement and any agreements between the Company and an Issuing Bank regarding such Issuing Bank’s Letter of Credit Commitment or the respective rights and obligations between the Company and such Issuing Bank in connection with the issuance of Letters of Credit, the Collateral Documents, the Amendment and Restatement Agreement, any Intercreditor Agreement, any Incremental Amendment, any Permitted Amendment, any Loan Modification Agreement, any Refinancing Amendment and any and all other agreements, instruments, documents and certificates executed and delivered to, or in favor of, the Administrative Agent or any Lenders and including all other pledges, powers of attorney, consents, assignments, contracts, notices, letter of credit agreements and all other written matter whether heretofore, now or hereafter executed by or on behalf of any Loan Party, or any employee of any Loan Party, and delivered to the Administrative Agent or any Lender in connection with this Agreement or the transactions contemplated hereby. Any reference in this Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to this Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative. “Loan Modification Agreement” means a Loan Modification Agreement, in form and substance reasonably satisfactory to the Administrative Agent, among the Company, the Administrative Agent and one or more Accepting Lenders, effecting one or more Permitted Amendments and such other amendments hereto and to the other Loan Documents as are contemplated by Section 2.26. “Loan Modification Offer” has the meaning given to such term in Section 2.26. “Loan Parties” means, collectively, the Borrowers and the Guarantors. “Loans” means the loans made by the Lenders to the Borrowers pursuant to this Agreement (including the 2024 Refinancing Tranche B-1 Term Loans). “Local Time” means (i) New York City time in the case of a Loan, Borrowing or LC Disbursement denominated in Dollars and (ii) local time in the case of a Loan, Borrowing or LC Disbursement denominated in a Foreign Currency (it being understood that such local time shall mean (a) London, England time with respect to any Foreign Currency (other than euro) and (b) Brussels, Belgium time with respect to euro, in each case of the foregoing clauses (a) and (b) unless otherwise notified by the Administrative Agent). “Mandatory Restrictions” has the meaning assigned to such term in Section 1.14. “Master Reaffirmation Agreement” means that Master Reaffirmation Agreement dated as of the Restatement Effective Date in the form of Exhibit G (including any and all supplements thereto) and executed by each Loan Party party thereto and any other reaffirmation or confirmation agreements as are requested by the Administrative Agent and its counsel, in each case as amended, restated, supplemented or otherwise modified from time to time. 45

“Material Acquisition” has the meaning assigned thereto in the definition of Consolidated EBITDA. “Material Adverse Effect” means a material adverse effect on (a) the business, assets, operations or financial condition of the Company and the Subsidiaries taken as a whole, (b) the ability of Loan Parties to perform any of their obligations under the Loan Documents (when taken as a whole) when due or (c) the validity or enforceability of this Agreement or any and all other Loan Documents or the rights or remedies of the Administrative Agent and the Lenders thereunder. “Material Disposition” has the meaning assigned thereto in the definition of Consolidated EBITDA. “Material Indebtedness” means Indebtedness (other than the Loans and Letters of Credit), or obligations in respect of one or more Swap Agreements, of any one or more of the Company and its Subsidiaries in an aggregate outstanding principal amount, as of any date of determination, exceeding $50,000,000. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of the Company or any Subsidiary in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Company or such Subsidiary would be required to pay if such Swap Agreement were terminated at such time. “Material Real Property” means Real Estate located in a Covered Jurisdiction with a fair market value in excess of $20,000,000 (or the equivalent in the currency of the relevant jurisdiction), in each case, subject to the Agreed Security Principles. “Material Subsidiary” means, as of any Financial Statement Delivery Date, each Covered Jurisdiction Subsidiary (i) which contributed greater than five percent (5%) of Covered Jurisdiction Consolidated EBITDA for the most recently ended Test Period or (ii) which contributed greater than five percent (5%) of Covered Jurisdiction Consolidated Total Assets as of the last day of the most recently ended Test Period (any such Material Subsidiary, an “Individual Material Subsidiary”); provided that, if as of any Financial Statement Delivery Date, (A) the aggregate amount of Covered Jurisdiction Consolidated EBITDA for the most recently ended Test Period attributable to all Covered Jurisdiction Subsidiaries that are not Loan Parties exceeds ten percent (10%) of Covered Jurisdiction Consolidated EBITDA for such Test Period or (B) Covered Jurisdiction Consolidated Total Assets as of the end of the most recently ended Test Period attributable to all Covered Jurisdiction Subsidiaries that are not Loan Parties exceeds ten percent (10%) of Covered Jurisdiction Consolidated Total Assets as of the last day of such Test Period, the Company shall on or prior to the later of (x) the date that is thirty (30) days after such Financial Statement Delivery Date and (y) such later date as may be agreed upon by the Administrative Agent (the later of the dates specified in clauses (x) and (y), the “Covered Jurisdiction Material Subsidiary Designation Date”) designate sufficient Covered Jurisdiction Subsidiaries as “Material Subsidiaries” (each such Covered Jurisdiction Subsidiary so designated, a “Designated Covered Jurisdiction Subsidiary”) to eliminate such excess, and such designated Covered Jurisdiction Subsidiaries shall for all purposes of this Agreement constitute Material Subsidiaries; provided further that, solely for purposes of determining compliance with the requirements above, (a) Consolidated Total Assets shall exclude (1) assets that are considered to be intangible assets under GAAP, including customer lists, goodwill, developed technology, copyrights, trade names, trademarks, patents, franchises, licenses, capitalized research, development costs, capitalized software and website development, (2) intercompany receivables or loans between Persons that become Subsidiaries, (3) that portion of the assets of Subsidiaries that are not wholly-owned Subsidiaries that is attributable to the percentage of equity interests not held, directly or indirectly, by the Company or its wholly-owned Subsidiaries and (4) negative cash balances, and (b) Consolidated EBITDA and Consolidated Total Assets attributable to any 46

Specified Non-Required Subsidiary shall be excluded from the calculation of ten percent (10%) of Consolidated EBITDA or Consolidated Total Assets threshold in the foregoing proviso. “Material Unsecured Indebtedness” means any Indebtedness for borrowed money (a) that is not secured by a Lien on any property of the Company or any Subsidiary, (b) with an aggregate outstanding principal amount that exceeds the greater of $25,000,000 and 7.5% of Consolidated EBITDA for the most recently ended Test Period and (c) constitutes Indebtedness not owed to a Group Member. “Maturity Date” means (a) with respect to the Revolving Commitments, May 17, 2026 (or with respect to a Revolving Lender that has extended the maturity date of its Revolving Commitment pursuant to Section 2.25, the extended maturity date set forth in the applicable Loan Modification Agreement), (b) with respect to the 2024 Refinancing Tranche B-1 Term Loans, May 17, 2028 (or with respect to a 2024 Refinancing Tranche B-1 Term Lender that has extended the maturity date of its 2024 Refinancing Tranche B-1 Term Loans pursuant to Section 2.25, the extended maturity date set forth in the applicable Loan Modification Agreement), (c) with respect to the Tranche B-2 Term Loans, May 17, 2028 (or with respect to a Tranche B-2 Term Lender that has extended the maturity date of its Tranche B-2 Term Loans pursuant to Section 2.25Section 2.25, the extended maturity date set forth in the applicable Loan Modification Agreement), (d) with respect to any Refinancing Term Loans (other than the 2024 Refinancing Tranche B-1 Term Loans), Refinancing Revolving Commitments or Refinancing Revolving Loans, the final maturity date applicable thereto as specified in the applicable Refinancing Amendment (or with respect to a Lender that has extended the maturity date of its Refinancing Term Loans (other than its 2024 Refinancing Tranche B-1 Term Loans), Refinancing Revolving Commitments or Refinancing Revolving Loans pursuant to Section 2.26, the extended maturity date set forth in the applicable Loan Modification Agreement) and (e) with respect to any Incremental Facility, the final maturity date applicable thereto as specified in the applicable Incremental Amendment (or with respect to any Lender that has extended the maturity date of the applicable Incremental Facility pursuant to Section 2.25, the extended maturity date set forth in the applicable Loan Modification Agreement); provided, however, in each such case, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day; provided, further, that, in each case, if the Company has not (a) amended the terms of the 2026 Senior Unsecured Notes in compliance with Section 6.09(b) to extend the scheduled repayment thereof to no earlier than the date that is 91 days after the Maturity Date, (b) Repaid the 2026 Senior Unsecured Notes (in compliance with Section 6.09(a)(viii)) or (c) Refinanced the 2026 Senior Unsecured Notes with Permitted Refinancing Indebtedness, in each case on or before March 16, 2026, the Maturity Date shall be March 16, 2026. “Maximum Rate” has the meaning assigned to such term in Section 9.17. “MFN Protection” has the meaning assigned to such term in Section 2.20(a)(v). “Moody’s” means Moody’s Investors Service, Inc. or any successor by merger or consolidation to its business. “Mortgage” means any mortgage, deed of trust, deed to secure debt, security deed, trust deed, charge, standard security, immovable hypothec or other document creating a Lien on Real Estate in a Covered Jurisdiction owned in fee simple or as groundlease (erfpacht) holder by a Loan Party in form and substance reasonably acceptable to the Administrative Agent and the Company. “Mortgage Amendment” shall have the meaning assigned to such term in subsection 5.10(c)(ii). 47

“Mortgaged Property” means any Real Estate owned in fee simple or as a groundlease (erfpacht) in a Covered Jurisdiction which is encumbered (or required to be encumbered) by a Mortgage pursuant to the terms hereof. “Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA. “National Flood Insurance Program” means the program created by the U.S. Congress pursuant to (i) the National Flood Insurance Reform Act of 1994 (which comprehensively revised the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973) as now or hereafter in effect or any successor statute thereto, (ii) the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute thereto and (iii) the Biggert-Waters Flood Insurance Reform Act of 2012 as now or hereafter in effect or any successor statute thereto, that mandates the purchase of flood insurance to cover real property improvements located in Special Flood Hazard Areas in participating communities and provides protection to property owners through a federal insurance program. “Net Cash Proceeds” means (a) in connection with any Asset Sale or any Recovery Event, the proceeds thereof in the form of cash and Permitted Investments (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or held in escrow or purchase price adjustment receivable or by the Disposition of any non-cash consideration received in connection therewith or otherwise, but only as and when received and net of costs, amounts and taxes set forth below), net of: (i) attorneys’ fees, accountants’ fees, investment banking fees and other professional and transactional fees actually incurred in connection therewith; (ii) amounts required to be applied to the Repayment of Indebtedness secured by a Lien permitted hereunder on any asset that is the subject of such Asset Sale or Recovery Event (other than the Secured Obligations or any Indebtedness secured by a Lien on Collateral that ranks equal in priority to, or junior in priority to (pursuant to an Intercreditor Agreement), the Liens on the Collateral securing the Secured Obligations); (iii) other customary fees and expenses actually incurred in connection therewith; (iv) taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements); and (v) amounts provided as a reserve in accordance with GAAP against any liabilities associated with the assets disposed of in an Asset Sale (including pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with such Asset Sale); provided, that such amounts shall be considered Net Cash Proceeds upon release of such reserve; (b) in connection with any issuance or sale of Equity Interests, any capital contribution or any incurrence of Indebtedness, the cash proceeds received from such issuance, contribution or incurrence, net of attorneys’ fees, investment banking fees, accountants’ fees, 48 underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith. “Non-Consenting Lender” has the meaning assigned to such term in Section 9.02(e). “Non-Covered Jurisdiction” means each jurisdiction other than a Covered Jurisdiction. “NYFRB” means the Federal Reserve Bank of New York. “NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m., New York City time, on such day received by the Administrative Agent from a federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “NYFRB’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source. “Obligations” means all unpaid principal of and accrued and unpaid interest on the Loans, all LC Exposure, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations and indebtedness (including interest and fees accruing during the pendency of any bankruptcy, insolvency, examinership, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), obligations and liabilities of any of the Company and its Subsidiaries to any of the Lenders, the Administrative Agent, any Issuing Bank or any indemnified party, individually or collectively, existing on the Original Effective Date or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Agreement or any of the other Loan Documents or in respect of any of the Loans made or reimbursement or other obligations incurred or any of the Letters of Credit or other instruments at any time evidencing any thereof. “Obligors” means, collectively, the Company and the other Borrowers. “OFAC” means Office of Foreign Assets Control of the United States Department of the Treasury. “Original Effective Date” means October 21, 2011. “Other Applicable Indebtedness” means Indebtedness that is pari passu in right of payment to the Term Loans and is secured by a Lien on all of the Collateral that is pari passu with the Lien on the Collateral securing the Term Loans. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Taxes (other than a connection arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to, or enforced, any Loan Document, or sold or assigned an interest in any Loan, Letter of Credit or Loan Document). 49

“Other Revolving Commitments” means extended Revolving Commitments that result from a Loan Modification Agreement. “Other Revolving Loans” means the Revolving Loans made pursuant to any Other Revolving Commitment. “Other Taxes” means any present or future stamp, court, documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment under Section 2.19(b)). “Other Tranche B Term Loans” means Tranche B Term Loans that result from a Loan Modification Agreement. “Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight eurodollar transactions denominated in Dollars by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB as set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate. “Overnight Rate” means, for any day, (a) with respect to any amount denominated in Dollars, the NYFRB Rate and (b) with respect to any amount denominated in a Foreign Currency, an overnight rate determined by the Administrative Agent or the relevant Issuing Bank, as the case may be, in accordance with banking industry rules on interbank compensation. “Parallel Debt” has the meaning assigned to such term in Section 8.10(b) and Section 33 of the Guaranty. “Participant” has the meaning assigned to such term in Section 9.04. “Participant Register” has the meaning assigned to such term in Section 9.04(c). “Participating Member State” means any member state of the European Union that adopts or has adopted the euro as its lawful currency in accordance with legislation of the European Union relating to economic and monetary union. “Payment” has the meaning assigned to such term in Section 8.06(c). “Payment Notice” has the meaning assigned to such term in Section 8.06(c). “PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions. “Permitted Acquisition” means any acquisition (whether by purchase, merger, consolidation or otherwise) or series of acquisitions by the Company or any Subsidiary of (i) all or substantially all, or a significant portion of, the assets of, or (ii) all or more than fifty percent (50%) of the Equity Interests in (or such lesser percentage as results in such entity becoming a Subsidiary hereunder), a Person or division or line of business of a Person (including, for the avoidance of doubt, acquisitions of additional Equity Interests in a Subsidiary as to which the purchase of Equity Interests was previously a Permitted Acquisition), if, at the time of and immediately after giving effect (including giving effect on a Pro Forma Basis) thereto, (a) no Default has occurred and is continuing or would arise 50 after giving effect thereto, (b) the Company is in compliance with Section 6.03(b), (c) all actions required to be taken with respect to such acquired or newly formed Subsidiary under Sections 5.09 and 5.10 shall have been taken, and (d) in the case of an acquisition, merger, amalgamation or consolidation involving the Company or a Subsidiary, the Company or such Subsidiary (or another Person that merges, amalgamates or consolidates with such Subsidiary and that, immediately after the consummation of such merger, amalgamation or consolidation, becomes a Subsidiary) is the surviving entity of such merger, amalgamation and/or consolidation; provided, that, the aggregate amount of Investments consisting of Permitted Acquisitions by Loan Parties in assets that are not or do not become owned by a Loan Party or in Equity Interests of Persons that do not become Loan Parties, in each case measured at the time such Investment is made, shall not exceed the greater of $75,000,000 and 20.0% of Consolidated EBITDA for the most recently ended Test Period. “Permitted Amendment” means an amendment to this Agreement and the other Loan Documents, effected in connection with a Loan Modification Offer pursuant to Section 2.25, providing for an extension of the Maturity Date applicable to the Loans and/or Commitments of the Accepting Lenders and, in connection therewith, (a) any changes in the interest rates with respect to the Loans and/or Commitments of the Accepting Lenders, (b) any changes in the fees payable to, or the inclusion of new fees to be payable to, the Accepting Lenders, (c) such amendments to this Agreement and the other Loan Documents as shall be appropriate, in the reasonable judgment of the Administrative Agent, to provide the rights and benefits of this Agreement and other Loan Documents to each new “Class” of loans and/or commitments resulting therefrom and (d) additional amendments to the terms of this Agreement applicable to the applicable Loans and/or Commitments of the Accepting Lenders that are less favorable to such Accepting Lenders than the terms of this Agreement prior to giving effect to such Permitted Amendments and that are reasonably acceptable to the Administrative Agent. “Permitted Call Spread Swap Agreements” means (a) any Swap Agreement (including, but not limited to, any bond hedge transaction or capped call transaction) pursuant to which the Company acquires an option requiring the counterparty thereto to deliver to the Company shares of common stock of the Company (or other securities or property following a merger event or other change of the common stock of the Company), the cash value thereof or a combination thereof from time to time upon exercise of such option entered into by the Company in connection with the issuance of Permitted Convertible Notes (such transaction, a “Bond Hedge Transaction”) and (b) any Swap Agreement pursuant to which the Company issues to the counterparty thereto warrants to acquire common stock of the Company (or other securities or property following a merger event or other change of the common stock of the Company) (whether such warrant is settled in shares, cash or a combination thereof) entered into by the Company in connection with the issuance of Permitted Convertible Notes (such transaction, a “Warrant Transaction”); provided that (i) the terms, conditions and covenants of each such Swap Agreement shall be such as are customary for such agreements of such type (as determined by the board of directors of the Company, or a committee thereof, in good faith), (ii) the purchase price for such Bond Hedge Transaction, less the proceeds received by the Company from the sale of any related Warrant Transaction, does not exceed the net proceeds received by the Company from the issuance of the related Permitted Convertible Notes and (iii) in the case of clause (b) above, such Swap Agreement would be classified as an equity instrument in accordance with GAAP. “Permitted Convertible Notes” means any unsecured notes issued by the Company in accordance with the terms and conditions of Section 6.01 that are convertible into a fixed number (subject to customary anti-dilution adjustments, “make-whole” increases and other customary changes thereto) of shares of common stock of the Company (or other securities or property following a merger event or other change of the common stock of the Company), cash or any combination thereof (with the amount of such cash or such combination determined by reference to the market price of such common stock or such other securities); provided that, the Indebtedness thereunder must satisfy each of the 51 following conditions: (i) both immediately prior to and after giving effect (including pro forma effect) thereto, no Default or Event of Default shall exist or result therefrom, (ii) such Indebtedness matures after, and does not require any scheduled amortization or other scheduled or otherwise required payments of principal prior to, and does not permit any Loan Party to elect optional redemption or optional acceleration that would be settled on a date prior to, the date that is six (6) months after the Maturity Date (it being understood that neither (x) any provision requiring an offer to purchase such Indebtedness as a result of change of control or other fundamental change (which change of control or other fundamental change, for the avoidance of doubt, constitutes a “Change in Control” hereunder), which purchase is settled on a date no earlier than the date twenty (20) Business Days following the occurrence of such change of control or other fundamental change nor (y) any early conversion of any Permitted Convertible Notes in accordance with the terms thereof, in either case, shall violate the foregoing restriction), (iii) such Indebtedness is not guaranteed by any Subsidiary of the Company other than the Subsidiary Borrowers or Subsidiary Guarantors (which guarantees, if such Indebtedness is subordinated, shall be expressly subordinated to the Secured Obligations on terms not less favorable to the Lenders than the subordination terms of such Subordinated Indebtedness), (iv) any cross-default or cross-acceleration event of default (each howsoever defined) provision contained therein that relates to indebtedness or other payment obligations of any Loan Party (such indebtedness or other payment obligations, a “Cross-Default Reference Obligation”) contains a cure period of at least thirty (30) calendar days (after written notice to the issuer of such Indebtedness by the trustee or to such issuer and such trustee by holders of at least 25% in aggregate principal amount of such Indebtedness then outstanding) before a default, event of default, acceleration or other event or condition under such Cross-Default Reference Obligation results in an event of default under such cross-default or cross-acceleration provision and (v) the terms, conditions and covenants of such Indebtedness must be customary for convertible Indebtedness of such type (as determined by the board of directors of the Company, or a committee thereof, in good faith). “Permitted Corporate Reorganization” means a reorganization of the corporate structure of the Company and its Subsidiaries to the extent (i) approved by the Administrative Agent (such approval not to be unreasonably withheld or delayed) and (ii) such reorganization does not have a material adverse effect on the credit support for the Obligations and on the credit profile of the Company and the Guarantors taken as a whole. “Permitted Encumbrances” means: (a) Liens for Taxes that are not yet due or are being contested in compliance with Section 5.04; (b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens arising in the ordinary course of business and securing obligations that are not overdue by more than sixty (60) days or are being contested in compliance with Section 5.04; (c) Liens, pledges and deposits in connection with workers’ compensation, insurance, unemployment insurance, other social security laws or regulations and other similar obligations; (d) Liens, pledges and deposits in connection with or to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, customs, performance bonds and other obligations of a like nature, in each case in the ordinary course of business; 52

(e) judgment Liens in respect of judgments that do not constitute an Event of Default under Section 7.01(j); (f) any netting or set-off arrangement entered into by any Loan Party in the ordinary course of its banking arrangements for the purpose of netting debit and credit balances; (g) any Lien arising under clause 24 and 25 of the general terms and conditions (algemene voorwaarden) of the Dutch Banker’s Association (Nederlandse Vereniging van Banken) or any similar term applied by a Dutch bank; (h) easements, zoning restrictions, rights-of-way and similar encumbrances on real property in the ordinary course of business that do not secure any monetary obligations and, in the aggregate, do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Company or any Subsidiary; (i) any joint and several liability and any netting or set-off arrangement arising in each case as a result of a fiscal unity (fiscale eenheid) for Dutch corporate income tax or Dutch value added tax purposes; (j) leases, licenses, subleases or sublicenses granted (i) to others not adversely interfering in any material respect with the business of the Company and its Subsidiaries as conducted at the time granted, taken as a whole and (ii) between or among any of the Loan Parties or any of their Subsidiaries; (k) Liens in favor of a banking or other financial institution arising as a matter of law or in the ordinary course of business under customary general terms and conditions encumbering deposits or other funds, securities accounts and other financial assets maintained with a financial institution or securities intermediary (including the right of setoff) and that are within the general parameters customary in the banking industry or arising pursuant to such institution’s general terms and conditions; (l) Liens on specific items of inventory or other goods (other than fixed or capital assets) and proceeds thereof of any Person securing such Person’s obligations in respect of bankers’ acceptances or letters of credit issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods in the ordinary course of business; (m) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business so long as such Liens only cover the related goods; (n) Liens encumbering reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts incurred in the ordinary course of business and not for speculative purposes; (o) any interest or title of a landlord, lessor or sublessor under any lease of real estate or any Lien affecting solely the interest of the landlord, lessor or sublessor; (p) purported Liens evidenced by the filing of precautionary UCC financing statements or similar filings (including equivalent filings outside the United States) relating to 53 operating leases of personal property entered into by the Company or any of its Subsidiaries in the ordinary course of business; (q) any interest or title of a licensor under any license or sublicense entered into by the Company or any Subsidiary as a licensee or sublicensee (i) existing on the Restatement Effective Date or (ii) in the ordinary course of its business; (r) with respect to any real property, immaterial title defects or irregularities that do not, individually or in the aggregate, materially impair the use of such real property; (s) Liens solely on any cash earnest money deposits made by the Company or any of its Subsidiaries in connection with any letter of intent or purchase agreement relating to an Investment or Permitted Acquisition; (t) any option or other agreement to purchase any asset of the Company or any of its Subsidiaries, the Disposition of which is not prohibited by Section 6.03(e); (u) Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods entered into by the Company or any of its Subsidiaries in the ordinary course of business and otherwise not prohibited by the terms of this Agreement; (v) non-exclusive licenses or sublicenses of intellectual property (including licenses of technology), to the extent that they do not materially interfere with the business of the Company or any Subsidiary; (w) Liens on premium refunds granted in favor of insurance companies (or their financing affiliates) in connection with the financing of insurance premiums; (x) Liens (i) on cash advances in favor of the seller of any property to be acquired in an Investment permitted pursuant to Section 6.04 to be applied against the purchase price for such Investment, (ii) on or with respect to equity interests in joint ventures that secure solely the obligations of such joint venture and (iii) consisting of an agreement to dispose of any property in a Disposition permitted by Section 6.03(e), in each case, solely to the extent such Investment (including such joint venture) or Disposition, as the case may be, would have been permitted on the date of the creation of such Lien; (y) Liens in arising under any retention of title, extended retention of title (verlängerter Eigentumsvorbehalt), hire purchase or conditional sale arrangement or arrangements having similar effect in respect of goods supplied to the Company or any Subsidiary in the ordinary course of trading and on the supplier’s standard or usual terms and not arising as a result of any default or omission by the Company or any Subsidiary; and (z) any liens given in order to comply with the requirements of section 8a of the German Act on Partial Retirement (Altersteilzeitgesetz) or of section 7e of the German Social Security Code Part IV (Sozialgesetzbuch IV); provided that the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness for borrowed money. “Permitted Investments” means investments permitted to be made in accordance with the investment policy of the Company, as such policy is in effect, and as disclosed to the Administrative 54

Agent, prior to the Original Effective Date and as such policy may be amended, restated, supplemented or otherwise modified from time to time with the consent of the Administrative Agent. “Permitted Refinancing Indebtedness” means, with respect to any Indebtedness of any Person (the “Original Indebtedness”), any Refinancing of such Original Indebtedness, in whole or in part; provided, that (a) no Person that is not an obligor with respect to the Original Indebtedness shall be an obligor with respect to such Permitted Refinancing Indebtedness, (b) the final maturity date of such Permitted Refinancing Indebtedness shall be no earlier than the final maturity date of the Original Indebtedness and the Weighted Average Life to Maturity of such Permitted Refinancing Indebtedness shall be no shorter than the Weighted Average Life to Maturity of the Original Indebtedness, (c) (i) in the case of any Original Indebtedness consisting of a revolving credit facility, the committed amount or principal amount of such Permitted Refinancing Indebtedness does not exceed the committed amount in respect of the Original Indebtedness and (ii) otherwise, the principal amount (or committed amount, if applicable) thereof does not exceed the principal amount (or committed amount, if applicable) of the Original Indebtedness, except in each case by an amount (such amount, the “Additional Permitted Amount”) equal to unpaid accrued interest and premium thereon at such time plus fees and expenses incurred in connection with Refinancing, (d) the Original Indebtedness is Repaid (or commitments in respect thereof are reduced) on a dollar-for-dollar basis by such Permitted Refinancing Indebtedness (other than by the Additional Permitted Amount), (e) if the Original Indebtedness shall have been subordinated to the Obligations, such Permitted Refinancing Indebtedness shall also be subordinated to the Obligations on terms not less favorable in any material respect to the Lenders, (f) such Permitted Refinancing Indebtedness shall not be secured by any Lien on any asset other than the assets that secured such Original Indebtedness (or would have been required to secure such Original Indebtedness pursuant to the terms thereof) or, in the event Liens securing such Original Indebtedness shall have been contractually subordinated to any Lien securing the Obligations, by any Lien that shall not have been contractually subordinated to at least the same extent, (g) if the Original Indebtedness is unsecured, the Permitted Refinancing Indebtedness shall be unsecured, (h) if Original Indebtedness is subject to an Intercreditor Agreement, a debt representative validly acting on behalf of the holders of such Permitted Refinancing Indebtedness shall become a party to such Intercreditor Agreement and (i) the incurrence thereof shall not create availability under the exception or clause under Section 6.01 in reliance on which the Original Indebtedness initially was incurred. “Permitted Securitization” means a Securitization that complies with the following criteria: (i) such Securitization (including financing terms, covenants, termination events and other provisions) is in the aggregate fair and reasonable to the Company and the related Securitization Subsidiary (in the good faith determination of the Company), (ii) all sales and/or contributions of Securitization Assets to the related Securitization Subsidiary are made at fair market value, (iii) the financing terms, covenants, termination events and other provisions shall be market terms (in the good faith determination of the Company), (iv) the cash portion of the purchase price paid to the Company and its Subsidiaries is at least 85% of the fair market value of the Securitization Assets and (v) subject to the Agreed Security Principles, the Seller’s Retained Interest and all proceeds thereof shall constitute Collateral and all necessary steps to perfect a security interest in such Seller’s Retained Interest in favor of the Administrative Agent for the benefit of the Secured Parties are taken by the Company or Subsidiary. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and 55

in respect of which the Company or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA. “Plan Asset Regulations” means 29 CFR § 2510.3-101 et seq., as modified by Section 3(42) of ERISA, as amended from time to time. “Pledge Subsidiary” means each Material Subsidiary but limited, in the case of a Foreign Subsidiary owned by a Subsidiary organized under the laws of a jurisdiction located in the United States of America, to the First Tier Foreign Subsidiary in such Foreign Subsidiary’s ownership chain. “Pounds Sterling” or “£” means the lawful currency of the United Kingdom. “Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective. “Pro Forma Basis” means, with respect to any event, that the Company is in compliance on a pro forma basis with the applicable covenant, calculation or requirement herein recomputed as if the event with respect to which compliance on a Pro Forma Basis is being tested had occurred on the first day of the Test Period most recently ended on or prior to such date. “Proceeding” means an actual or prospective claim, litigation, investigation, arbitration or administrative, judicial or regulatory action or proceeding in any jurisdiction. “Prohibited Person” means any Person (a) listed in the Annex to the Executive Order or identified pursuant to Section 1 of the Executive Order; (b) that is owned or controlled by, or acting for or on behalf of, any Person listed in the Annex to the Executive Order or identified pursuant to the provisions of Section 1 of the Executive Order; (c) with whom a Lender is prohibited from dealing or otherwise engaging in any transaction by any terrorism or anti-laundering law, including the Executive Order; (d) who commits, threatens, conspires to commit, or support “terrorism” as defined in the Executive Order; (e) who is named as a “Specially designated national or blocked person” on the most current list published by the OFAC at its official website, at http://www.treas.gov/offices/enforcement/ofac/sdn/t11sdn.pdf or any replacement website or other replacement official publication of such list; or (f) who is owned or controlled by a Person listed above in clause (c) or (e). “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public-Sider” means a Lender whose representatives may trade in securities of the Company or its Controlling Person or any of its Subsidiaries while in possession of the financial statements provided by the Company under the terms of this Agreement. “Purchasing Borrower Party” means the Company or any Subsidiary of the Company that becomes an assignee pursuant to Section 9.04(g). 56

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). “QFC Credit Support” has the meaning assigned to such term in Section 9.22. “Qualified ECP Guarantor” means, in respect of any Swap Obligation guaranteed under Article X hereof or under a Guaranty, each Obligor or Guarantor, as the case may be, that has total assets exceeding $10,000,000 at the time such Swap Obligation is incurred or such other Person as constitutes an ECP. “Qualified Equity Interests” means Equity Interests of the Company other than Disqualified Equity Interests. “Qualifying Bank” means any person or entity acting on its own account which is licensed as a bank by the banking laws in force in its jurisdiction of incorporation and any branch of a legal entity, which is licensed as a bank by the banking laws in force in the jurisdiction where such branch is situated, and which, in each case, exercises as its main purpose a true banking activity, having bank personnel, premises, communication devices of its own and authority of decision making, all within the meaning of the Swiss Guidelines as issued and as amended from time to time by the Swiss Federal Tax Administration (SFTA). “Real Estate” means any real property owned by any Loan Party in fee simple. “Recipient” means, as applicable, (a) the Administrative Agent, (b) any Lender and (c) any Issuing Bank. “Reclassifiable Item” has the meaning assigned to such term in Section 1.03(b). “Recovery Event” means any settlement of or payment in respect of any property or casualty insurance claim or any condemnation proceeding relating to any asset of any Group Member that yields Net Cash Proceeds to any Group Member in excess of $50,000,000, individually, or $75,000,000, in the aggregate for each fiscal year of the Company. “Reference Time” with respect to any setting of the then-current Benchmark means (i) if such Benchmark is the Term SOFR Rate, 5:00 a.m., Chicago time, on the day that is two (2) U.S. Government Securities Business Days preceding the date of such setting, (ii) if such Benchmark is the EURIBO Rate, 11:00 a.m., Brussels time two TARGET Days preceding the date of such setting, (iii) if the RFR for such Benchmark is SONIA, then four (4) Business Days prior to such setting, (iv) if the RFR for such Benchmark is SARON, then four (4) Business Days prior to such setting or (v) if such Benchmark is none of the Term SOFR Rate, the EURIBO Rate, SONIA or SARON, the time determined by the Administrative Agent in its reasonable discretion. “Refinancing” means, with respect to any Indebtedness, any exchange, repurchase, retirement, modification, refinancing, refunding, replacement, renewal, redemption, defeasement, repayment or extension thereof. The term “Refinance” has a meaning correlative thereto. “Refinancing Amendment” means an amendment to this Agreement executed by each of (a) the Company, (b) the Administrative Agent, and (c) each Lender that agrees to provide any portion of any Term Replacement Financing, Term Replacement Notes, Refinancing Term Loans, Refinancing Revolving Commitments or Refinancing Revolving Loans incurred pursuant thereto, in accordance with Section 2.26. 57

“Refinancing Indebtedness” means any of Term Replacement Financing, Refinancing Term Loans, Refinancing Revolving Commitments or Refinancing Revolving Loans or any other Indebtedness incurred in accordance with Section 2.26. “Refinancing Revolving Commitments” means one or more Classes of revolving commitments hereunder that result from a Refinancing Amendment. “Refinancing Revolving Loans” means one or more Classes of Revolving Loans that result from a Refinancing Amendment. “Refinancing Series” means all Term Refinancing Notes, Refinancing Term Loans, Refinancing Term Loan Commitments, Refinancing Revolving Commitments or Refinancing Revolving Loans that are established pursuant to the same Refinancing Amendment (or any subsequent Refinancing Amendment to the extent such Refinancing Amendment expressly provides that the Refinancing Term Loans, Refinancing Term Loan Commitments, Refinancing Revolving Commitments or Refinancing Revolving Loans provided for therein are intended to be a part of any previously established Refinancing Series) and, in the case of Refinancing Term Loans or Refinancing Term Loan Commitments, amortization schedule. “Refinancing Term Loan Commitments” means commitments of Term Lenders to make Refinancing Term Loans pursuant to a Refinancing Amendment. “Refinancing Term Loans” means one or more Classes of Term Loans hereunder that result from a Refinancing Amendment. “Register” has the meaning assigned to such term in Section 9.04. “Registered Equivalent Notes” means, with respect to any bonds, notes, debentures or similar instruments originally issued in a Rule 144A or other private placement transaction under the Securities Act, substantially identical notes (having the same Guarantees) issued in a dollar for dollar exchange therefor pursuant to an exchange offer registered with the SEC. “Reinvestment Deferred Amount” means with respect to any Reinvestment Event, the Subject Proceeds received by any Group Member in connection therewith that are not applied to prepay the Term Loans pursuant to Section 2.11(b) as a result of the occurrence of a Reinvestment Event. “Reinvestment Event” means any Asset Sale or Recovery Event in respect of which the Company determines it intends and expects to use all or a portion of the Net Cash Proceeds of such Asset Sale or Recovery Event in assets of the general type used or useful in its business. “Reinvestment Prepayment Amount” means with respect to any Reinvestment Event, the Reinvestment Deferred Amount relating thereto less any amount expended prior to the relevant Reinvestment Prepayment Date to acquire or repair assets useful in the Company’s business. “Reinvestment Prepayment Date” means with respect to any Reinvestment Event, the earlier of (a) the date occurring 12 months after such Reinvestment Event (or if the Company or the relevant Group Member, as applicable, has contractually committed within 12 months after such Reinvestment Event to reinvest such Reinvestment Deferred Amount, the date occurring 18 months after such Reinvestment Event) and (b) the date on which the Company shall have determined not to, or shall have otherwise ceased to, acquire or repair assets useful in the Borrower’s business with all or any portion of the relevant Reinvestment Deferred Amount. 58

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, partners, officers, employees, agents and advisors of such Person and such Person’s Affiliates. “Release” means any release, spill, emission, leaking, pumping, pouring, emitting, emptying, escape, injection, deposit, disposal, discharge, dispersal, migration or dumping of Hazardous Material into the environment. “Relevant Governmental Body” means (i) with respect to a Benchmark Replacement in respect of Loans denominated in Dollars, the Board and/or the NYFRB, or a committee officially endorsed or convened by the Board and/or the NYFRB or, in each case, any successor thereto, (ii) with respect to a Benchmark Replacement in respect of Loans denominated in Pounds Sterling, the Bank of England, or a committee officially endorsed or convened by the Bank of England or, in each case, any successor thereto, (iii) with respect to a Benchmark Replacement in respect of Loans denominated in euro, the European Central Bank, or a committee officially endorsed or convened by the European Central Bank or, in each case, any successor thereto, (iv) with respect to a Benchmark Replacement in respect of Loans denominated in Swiss Francs, the Swiss National Bank, or a committee officially endorsed or convened by the Swiss National Bank or, in each case, any successor thereto, and (v) with respect to a Benchmark Replacement in respect of Loans denominated in any other currency, (a) the central bank for the currency in which such Benchmark Replacement is denominated or any central bank or other supervisor which is responsible for supervising either (1) such Benchmark Replacement or (2) the administrator of such Benchmark Replacement or (b) any working group or committee officially endorsed or convened by (1) the central bank for the currency in which such Benchmark Replacement is denominated, (2) any central bank or other supervisor that is responsible for supervising either (A) such Benchmark Replacement or (B) the administrator of such Benchmark Replacement, (3) a group of those central banks or other supervisors or (4) the Financial Stability Board or any part thereof. “Relevant Rate” means (i) with respect to any Term Benchmark Borrowing denominated in Dollars, the Adjusted Term SOFR Rate, (ii) with respect to any Term Benchmark Borrowing denominated in Euros, the EURIBO Rate or (iii) with respect to any Borrowing denominated in Pounds Sterling or Swiss Francs, the applicable Daily Simple RFR, as applicable. “Relevant Screen Rate” means (i) with respect to any Term Benchmark Borrowing denominated in Dollars, the Term SOFR Reference Rate or (ii) with respect to any Term Benchmark Borrowing denominated in euro, the EURIBO Screen Rate, as applicable. “Relevant Territory” means: (a) a member state of the European Communities other than Ireland; (b) a jurisdiction with which Ireland has entered into an Irish Treaty that has the force of law; or (c) a jurisdiction with which Ireland has entered into an Irish Treaty where that treaty will (on completion of necessary procedures) have the force of law. “Repay” means, with respect to any Indebtedness, to repay, prepay, repurchase, redeem, defease or otherwise retire such Indebtedness. The terms “Repayment” and “Repaid” have the meanings correlative thereto. 59

“Repricing Transaction” means (a) any prepayment or repayment of all or any portion of the Initial Term Loans using proceeds of, or conversion of all or any portion of the Initial Term Loans into, any new or replacement Indebtedness incurred by the Company or any of its Subsidiaries for which the All-In Yield on the date of such prepayment or repayment or conversion is lower than the All-In Yield applicable to the Initial Term Loans subject to such event (as such comparative yields are reasonably determined by the Administrative Agent); provided that, in no event shall any prepayment or repayment of the Initial Term Loans in connection with a Change in Control constitute a Repricing Transaction and (b) any amendment, modification or waiver to this Agreement which reduces the All-In Yield applicable to the Initial Term Loans. Any determination by the Administrative Agent with respect to whether a Repricing Transaction shall have occurred shall be conclusive and binding on all Tranche B Term Lenders. “Required Lenders” means, subject to Section 2.24, (a) at any time prior to the earlier of the Loans becoming due and payable pursuant to Section 7.02 or the Revolving Commitments terminating or expiring, Lenders having Credit Exposures and Unfunded Commitments representing more than 50% of the sum of the total Credit Exposures and Unfunded Commitments at such time; provided that, solely for purposes of declaring the Loans to be due and payable pursuant to Section 7.02, the Unfunded Commitment of each Revolving Lender shall be deemed to be zero; and (b) for all purposes after the Loans become due and payable pursuant to Section 7.02 or the Revolving Commitments expire or terminate, Lenders having Credit Exposures representing more than 50% of the sum of the total Credit Exposures at such time; provided that, in the case of clauses (a) and (b) above, (x) the Revolving Credit Exposure of any Revolving Lender that is the Swingline Lender shall be deemed to exclude any amount of its Swingline Exposure in excess of its Applicable Percentage of all outstanding Swingline Loans, adjusted to give effect to any reallocation under Section 2.24 of the Swingline Exposures of Defaulting Lenders in effect at such time, and the Unfunded Commitment of such Lender shall be determined on the basis of its Revolving Credit Exposure excluding such excess amount and (y) for the purpose of determining the Required Lenders needed for any waiver, amendment, modification or consent of or under this Agreement or any other Loan Document, any Lender that is the Company or an Affiliate of the Company shall be disregarded. “Required Net Proceeds Percentage” means, as of any date of determination, (a) if the Consolidated Leverage Ratio is greater than 3.50 to 1.00, 100%, (b) if the Consolidated Leverage Ratio is equal to or less than 3.50 to 1.00 and greater than 3.00 to 1.00, 50% and (c) if the Consolidated Leverage Ratio is equal to or less than 3.00 to 1.00, 0%; it being understood and agreed that, for purposes of this definition as it applies to the determination of the amount of Net Cash Proceeds that are required to be applied to prepay the Term Loans under Section 2.11(b)(iii), the Consolidated Leverage Ratio shall be calculated on a Pro Forma Basis after giving effect to such payment pursuant to Section 2.11(b)(iii). “Required Revolving Lenders” means, subject to Section 2.24, (a) at any time prior to the earlier of the Revolving Loans becoming due and payable pursuant to Section 7.02 or the Revolving Commitments terminating or expiring, Revolving Lenders having Revolving Credit Exposures and Unfunded Commitments representing more than 50% of the sum of the Total Revolving Credit Exposure and Unfunded Commitments at such time, provided that, solely for purposes of declaring the Loans to be due and payable pursuant to Section 7.02, the Unfunded Commitment of each Revolving Lender shall be deemed to be zero; and (b) for all purposes after the Loans become due and payable pursuant to Section 7.02 or the Revolving Commitments expire or terminate, Revolving Lenders having Revolving Credit Exposures representing more than 50% of the Total Revolving Credit Exposure at such time; provided that, in the case of clauses (a) and (b) above, (x) the Revolving Credit Exposure of any Revolving Lender that is the Swingline Lender shall be deemed to exclude any amount of its Swingline Exposure in excess of its Applicable Percentage of all outstanding Swingline Loans, adjusted to give effect to any reallocation under Section 2.24 of the Swingline Exposures of Defaulting Lenders in effect at such time, 60 and the Unfunded Commitment of such Revolving Lender shall be determined on the basis of its Revolving Credit Exposure excluding such excess amount and (y) for the purpose of determining the Required Revolving Lenders needed for any waiver, amendment, modification or consent of or under this Agreement or any other Loan Document, any Revolving Lender that is the Company or an Affiliate of the Company shall be disregarded. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Restatement Effective Date” has the meaning specified in the Amendment and Restatement Agreement. “Restricted Amount” has the meaning assigned to such term in Section 6.07(f). “Restricted Lender” has the meaning assigned to such term in Section 1.14. “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in the Company or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in the Company or any Subsidiary or any option, warrant or other right to acquire any such Equity Interests in the Company or any Subsidiary. For the avoidance of doubt, investments shall be governed by Section 6.04 and shall not constitute a Restricted Payment. “Retained Declined Proceeds” has the meaning assigned to such term in Section 2.11(b)(v). “Reuters” means, as applicable, Thomson Reuters Corp., Refinitiv, or any successor thereto. “Revolving Commitment” means, with respect to each Lender, the amount set forth on Schedule 2.01A opposite such Lender’s name under the heading “Revolving Commitment”, or in the Assignment and Assumption or other documentation or record (as such term is defined in Section 9-102(a)(70) of the New York Uniform Commercial Code) contemplated hereby pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable, and giving effect to (a) any reduction in such amount from time to time pursuant to Section 2.09, (b) any increase from time to time pursuant to Section 2.20 and (c) any reduction or increase in such amount from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04; provided that at no time shall the Revolving Credit Exposure of any Lender exceed its Revolving Commitment. The initial aggregate amount of the Revolving Commitments on the Restatement Effective Date is $250,000,000. “Revolving Credit Exposure” means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Revolving Loans, its LC Exposure and its Swingline Exposure at such time. “Revolving Facility” has the meaning assigned to such term in the defined term Facility. “Revolving Lender” means, as of any date of determination, each Lender that has a Revolving Commitment or, if the Revolving Commitments have terminated or expired, a Lender with Revolving Credit Exposure. 61

“Revolving Loan” means a Loan made by a Revolving Lender pursuant to Section 2.01(b). “RFR” means, for any RFR Loan denominated in (a) Pounds Sterling, SONIA and (b) Swiss Francs, SARON. “RFR Administrator” means the SONIA Administrator or the SARON Administrator. “RFR Borrowing” means, as to any Borrowing, the RFR Loans comprising such Borrowing. “RFR Business Day” means, for any Loan denominated in (a) Pounds Sterling, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which banks are closed for general business in London and (b) Swiss Francs, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which banks are closed for the settlement of payments and foreign exchange transactions in Zurich. “RFR Interest Day” has the meaning specified in the definition of “Daily Simple RFR”. “RFR Loan” means a Loan that bears interest at a rate based on Daily Simple RFR. “S&P” means S&P Global Inc. or any successor by merger or consolidation to its ratings business. “Sale and Leaseback Transaction” means any sale or other transfer of any property or asset by any Person with the intent to lease such property or asset as lessee. “Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any Sanctions (as of the Restatement Effective Date, Crimea, Cuba, Iran, North Korea and Syria). “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, the United Nations Security Council, the European Union, any EU member state, Her Majesty’s Treasury of the United Kingdom or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country, (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b) or (d) any Person otherwise the subject of any Sanctions. “Sanctions” means, at any time, economic or financial sanctions or trade embargoes imposed, administered or enforced at such time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State or (b) the United Nations Security Council, the European Union, any EU member state, Her Majesty’s Treasury of the United Kingdom or other relevant sanctions authority. “SARON” means, with respect to any Business Day, a rate per annum equal to the Swiss Average Rate Overnight for such Business Day published by the SARON Administrator on the SARON Administrator’s Website. “SARON Administrator” means the SIX Swiss Exchange AG (or any successor administrator of the Swiss Average Rate Overnight). 62

“SARON Administrator’s Website” means SIX Swiss Exchange AG’s website, currently at https://www.six-group.com, or any successor source for the Swiss Average Rate Overnight identified as such by the SARON Administrator from time to time. “SEC” means the United States Securities and Exchange Commission. “Secured Leverage Ratio” means, as of any date of determination, the ratio of (a) (i) Consolidated Secured Indebtedness as of the last day of the most recently ended Test Period less (ii) the aggregate amount of Unrestricted Cash as of such date to (b) Consolidated EBITDA for the most recently ended Test Period. “Secured Obligations” means all Obligations, together with all Swap Obligations and Banking Services Obligations owing to one or more Lenders or their respective Affiliates; provided that the definition of “Secured Obligations” shall not create or include any guarantee by any Loan Party of (or grant of security interest by any Loan Party to support, as applicable) any Excluded Swap Obligations of such Loan Party for purposes of determining any obligations of any Loan Party. “Secured Parties” means the holders of the Secured Obligations from time to time and shall include (i) each Lender and each Issuing Bank in respect of its Loans and LC Exposure respectively, (ii) the Administrative Agent, the Issuing Banks and the Lenders in respect of all other present and future obligations and liabilities of the Company and each Subsidiary of every type and description arising under or in connection with this Agreement or any other Loan Document, (iii) each Lender and Affiliate of such Lender in respect of Swap Agreements and Banking Services Agreements entered into with such Person by the Company or any Subsidiary, (iv) each indemnified party under Section 9.03 in respect of the obligations and liabilities of the Borrowers to such Person hereunder and under the other Loan Documents, and (v) their respective successors and (in the case of a Lender, permitted) transferees and assigns. “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder. “Securitization” means any transaction or series of transactions entered into by the Company or any Subsidiary pursuant to which the Company or such Subsidiary, as the case may be, sells, conveys, assigns, grants an interest in or otherwise transfers to a Securitization Subsidiary, Securitization Assets (and/or grants a security interest in such Securitization Assets transferred or purported to be transferred to such Securitization Subsidiary), and which Securitization Subsidiary finances the acquisition of such Securitization Assets (i) with cash, (ii) the issuance to the Company or such Subsidiary of Seller’s Retained Interests or an increase in such Seller’s Retained Interests, or (iii) with proceeds from the sale or collection of Securitization Assets. “Securitization Assets” means any accounts receivable owed to the Company or any Subsidiary (whether now existing or arising or acquired in the future) arising in the ordinary course of business from the sale of goods or services or pursuant to any other contractual right, all collateral securing such accounts receivable, all contracts and contract rights and all guarantees or other obligations in respect of such accounts receivable, all proceeds of such accounts receivable, and other assets (including contract rights) which are of the type customarily transferred or in respect of which security interests are customarily granted in connection with securitizations of accounts receivable and which are sold, transferred or otherwise conveyed by the Company or a Subsidiary to a Securitization Subsidiary. “Securitization Subsidiary” means a Person in which the Company or any Subsidiary (other than a Securitization Subsidiary) makes an Investment and to which the Company or any 63

Subsidiary (other than a Securitization Subsidiary) sells, conveys, transfers or grants a security interest in Securitization Assets, which Person (i) engages in no other activities other than the purchase or acquisition of Securitization Assets for the limited purpose of effecting one or more Securitizations and related activities, (ii) does not have any Indebtedness that is guaranteed by or otherwise recourse to the Company or any Subsidiary (other than a Securitization Subsidiary) or any of their respective assets or properties (other than pursuant to Standard Securitization Undertakings), (iii) is not party to any contracts, agreements, arrangements or understanding with the Company or any of its Subsidiaries (other than a Securitization Subsidiary) other than on terms that are no less favorable to the Company or such Subsidiary (other than a Securitization Subsidiary) than those that might be obtained by the Company or such Subsidiary (other than a Securitization Subsidiary) from a Person that is not an Affiliate of the Company, and (iv) with respect to which none of the Company or any of its Subsidiaries (other than a Securitization Subsidiary) has any obligation to maintain such Person’s financial condition or cause such entity to achieve any specified level of operating results. “Security Agreement” means that certain Amended and Restated Pledge and Security Agreement (including any and all supplements thereto), dated as July 13, 2017, between each U.S. Loan Party and the Administrative Agent, on behalf of itself and the other Secured Parties, and any other pledge or security agreement entered into, after the Restatement Effective Date by any other Loan Party (as required by this Agreement or any other Loan Document), or any other Person, for the benefit of the Administrative Agent and the other Secured Parties, as the same may be amended, restated or otherwise modified from time to time to secure the Secured Obligations. “Seller’s Retained Interest” means the debt or equity interests held by the Company or any Subsidiary (other than a Securitization Subsidiary) in a Securitization Subsidiary to which Securitization Assets have been transferred, including any such debt or equity received as consideration for or as a portion of the purchase price for the Securitization Assets transferred, or any other instrument through which the Company or any Subsidiary has rights to or receives distributions in respect of any residual or excess interest in the Securitization Assets. “Service of Process Agent” means Corporation Service Company. “Shared EBITDA Cap” has the meaning assigned to such term in clause (f) of Consolidated EBITDA. “Shared Incremental Amount” means, as of any date of determination, (a) the greater of (i) $366,000,000 and (ii) 100% of Consolidated EBITDA for the most recently ended Test Period minus (b) the aggregate principal amount of all Incremental Facilities and/or Incremental Equivalent Debt/Permitted Ratio Debt incurred or issued in reliance on the Shared Incremental Amount (after giving effect to any applicable reclassification thereof). “Significant Subsidiary” has the meaning assigned to such term in Regulation S-X (17 CFR Part 210), as in effect on the Restatement Effective Date. “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate). 64

“SOFR Administrator’s Website” means the NYFRB’s Website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “SOFR Rate Day” has the meaning specified in the definition of “Daily Simple SOFR”. “Solvent” means, as to any Person as of any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair saleable value of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts, including contingent debts, as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities, including contingent debts and liabilities, beyond such Person’s ability to pay such debts and liabilities as they mature and (d) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person’s property would constitute an unreasonably small capital. The amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. “SONIA” means, with respect to any Business Day, a rate per annum equal to the Sterling Overnight Index Average for such Business Day published by the SONIA Administrator on the SONIA Administrator’s Website on the immediately succeeding Business Day. “SONIA Administrator” means the Bank of England (or any successor administrator of the Sterling Overnight Index Average). “SONIA Administrator’s Website” means the Bank of England’s website, currently at http://www.bankofengland.co.uk, or any successor source for the Sterling Overnight Index Average identified as such by the SONIA Administrator from time to time. “Special Flood Hazard Area” means an area that FEMA’s current flood maps indicate has at least a one percent (1%) chance of a flood equal to or exceeding the base flood elevation (a 100-year flood) in any given year. “Specified Event of Default” means an Event of Default arising under any of Section 7.01(a), Section 7.01(b), Section 7.01(h) or Section 7.01(i). “Specified Intercompany Investment Limitation” has the meaning assigned to such term in Section 6.04(d). “Specified Non-Required Subsidiary” has the meaning assigned to such term in Section 5.09(a). “Specified Provision” has the meaning assigned to such term in Section 1.14. “Specified Swap Obligation” means, with respect to any Loan Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act or any rules or regulations promulgated thereunder. 65

“Standard Securitization Undertakings” means representations, warranties, covenants, repurchase obligations and indemnities entered into by the Company or any Subsidiary which are customary for a seller or servicer of assets transferred in connection with a Securitization. “Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve, liquid asset, fees or similar requirements (including any marginal, special, emergency or supplemental reserves or other requirements) established by any central bank, monetary authority, the Board, the Financial Conduct Authority, the Prudential Regulation Authority, the European Central Bank or other Governmental Authority for any category of deposits or liabilities customarily used to fund loans in the applicable currency, expressed in the case of each such requirement as a decimal. Such reserve, liquid asset, fees or similar requirements shall include those imposed pursuant to Regulation D of the Board. Term Benchmark Loans for which the associated Benchmark is adjusted by reference to the Statutory Reserve Rate (per the related definition of such Benchmark) shall be deemed to be subject to such reserve, liquid asset, fee or similar requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under any applicable law, rule or regulation, including Regulation D of the Board. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve, liquid asset or similar requirement. “Subject Proceeds” has the meaning assigned to such term in Section 2.11(b). “Subordinated Indebtedness” means any Indebtedness of the Company or any Subsidiary (other than any such Indebtedness owed to the Company or any Subsidiary) the payment of which is expressly by its terms subordinated in right of payment to the Obligations under the Loan Documents. “subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, Controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. “Subsidiary” means any subsidiary of the Company. “Subsidiary Borrower” means (i) Vistaprint Bermuda, (ii) Cimpress Schweiz GmbH, a corporation incorporated under the laws of Switzerland, (iii) Vistaprint B.V., a besloten vennootschap met beperkte aansprakelijkheid organized under the laws of the Netherlands, with its statutory seat in Venlo, the Netherlands, (iv) Vistaprint Netherlands, (v) CUSA (the Subsidiaries in the preceding clauses (i) through (v) collectively, the “Initial Subsidiary Borrowers”) and (vi) any other Eligible Subsidiary that becomes a Subsidiary Borrower pursuant to Section 2.23, in each case, provided that such Subsidiary Borrower has not ceased to be a Subsidiary Borrower pursuant to such Section 2.23. “Subsidiary Guarantor” means each Material Subsidiary that is a party to the Guaranty. The Subsidiary Guarantors on the Restatement Effective Date are identified as such in Schedule 3.01A hereto. 66

“Supported QFC” has the meaning assigned to it in Section 9.22. “Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Company or the Subsidiaries shall be a Swap Agreement. “Swap Obligations” means any and all obligations of the Company or any Subsidiary, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all Swap Agreements permitted hereunder with a Lender or an Affiliate of a Lender, and (b) any and all cancellations, buy backs, reversals, terminations or assignments of any such Swap Agreement transaction. Notwithstanding the foregoing, Permitted Call Spread Swap Agreements shall not constitute Swap Obligations. “Swingline Exposure” means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Lender at any time shall be the sum of (a) its Applicable Percentage of the aggregate principal amount of all Swingline Loans outstanding at such time (excluding, in the case of any Lender that is a Swingline Lender, Swingline Loans made by it that are outstanding at such time to the extent that the other Lenders shall not have funded their participations in such Swingline Loans), adjusted to give effect to any reallocation under Section 2.24 of the Swingline Exposure of Defaulting Lenders in effect at such time, and (b) in the case of any Lender that is a Swingline Lender, the aggregate principal amount of all Swingline Loans made by such Lender outstanding at such time, less the amount of participations funded by the other Lenders in such Swingline Loans. “Swingline Lender” means JPMorgan Chase Bank, N.A. (or any of its designated branch offices or affiliates), in its capacity as lender of Swingline Loans hereunder. “Swingline Loan” means a Loan made pursuant to Section 2.05. “Swingline Sublimit” means $35,000,000. “Swiss Borrower” means (a) Cimpress Schweiz GmbH and (b) any other Borrower with a Revolving Loan or Revolving Commitment (x) incorporated in Switzerland and/or (y) having its registered office in Switzerland and/or (z) qualifying as a Swiss resident pursuant to Article 9 of the Swiss Federal Withholding Tax Act. “Swiss Federal Withholding Tax” means the Taxes levied pursuant to the Swiss Federal Withholding Tax Act. “Swiss Federal Withholding Tax Act” means the Swiss Federal Withholding Tax Act of 13 October 1965 (Bundesgesetz über die Verrechnungssteuer vom 13. Oktober 1965); together with the related ordinances, regulations and guidelines, all as amended and applicable from time to time. “Swiss Franc” or “CHF” means the lawful currency of Switzerland. 67

“Swiss Guidelines” means, together, the guideline “Interbank Loans” of 22 September 1986 (S-02.123) (Merkblatt “Verrechnungssteuer auf Zinsen von Bankguthaben, deren Gläubiger Banken sind (Interbankguthaben)” vom 22. September 1986), the guideline S-02.130.1 in relation to money market instruments and book claims of April 1999 (Merkblatt vom April 1999 betreffend “Geldmarktpapiere und Buchforderungen inländischer Schuldner”), the circular letter No. 34 “Customer Credit Balances” of 26 July 2011 (1-034-V-2011) (Kreisschreiben Nr. 34 „Kundenguthaben” vom 26. Juli 2011), circular letter No. 46 of 24 July 2019 (1-046-DVS-2019) in relation to syndicated credit facilities (Kreisschreiben Nr. 46 betreffend steuerliche Behandlung von Konsortialdarlehen, Schuldscheindarlehen, Wechseln und Unterbeteiligungen vom 24. Juli 2019) and circular letter No. 47 of 25 July 2019 (1-047-DVS-2019) in relation to bonds (Kreisschreiben Nr. 47 betreffend Obligationen vom 25. Juli 2019), the practice note 010-DVS-2019 dated 5 February 2019 published by the Swiss Federal Tax Administration regarding Swiss Federal Withholding Tax in the Group (Mitteilung-010-DVS-2019-d vom 5. Februar 2019 - Verrechnungssteuer: Guthaben im Konzern), the circular letter No. 15 of 7 February 2007 (1-015-DVS-2007) in relation to bonds and derivative financial instruments as subject matter of taxation of Swiss federal income tax, Swiss Federal Withholding Tax and Swiss Federal Stamp Taxes (Kreisschreiben Nr. 15 “Obligationen und derivative Finanzinstrumente als Gegenstand der direkten Bundessteuer, der Verrechnungssteuer und der Stempelabgaben” vom 7. February 2007); all as issued, and as amended from time to time, by the Swiss Federal Tax Administration (SFTA). “Swiss Non-Bank Rules” means the Swiss Ten Non-Bank Rule and the Swiss Twenty Non-Bank Rule. “Swiss Subsidiary Guarantor” means any other Subsidiary Guarantor incorporated in Switzerland and/or having its registered office in Switzerland. “Swiss Ten Non-Bank Rule” means the rule that the aggregate number of creditors with a Revolving Loan or Revolving Commitment extended to a Swiss Borrower (within the meaning of the Swiss Guidelines) under this Agreement which are not Qualifying Banks must not, at any time, exceed ten (10). “Swiss Twenty Non-Bank Rule” means the rule that (without duplication) the aggregate number of creditors with a Revolving Loan or Revolving Commitment extended to a Swiss Borrower (including the Lenders), other than Qualifying Banks, of the Swiss Borrower under all outstanding debts relevant for classification as debenture (Kassenobligation) (including debt arising under this Agreement and loans, facilities and/or private placements (including under this Agreement) must not, at any time, exceed twenty (20); in each case in accordance with the meaning of the Swiss Guidelines. “Syndication Agent” means Bank of America, N.A., in its capacity as syndication agent for the credit facilities evidenced by this Agreement. “TARGET2” means the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET2) payment system (or, if such payment system ceases to be operative, such other payment system (if any) reasonably determined by the Administrative Agent to be a suitable replacement) for the settlement of payments in euro. “TARGET Day” means a day that TARGET2 is open for the settlement of payments in euro. “Taxes” means any present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), value added taxes, or any other goods and services, use or 68 sales taxes, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Taxes Act” means the Taxes Consolidation Act of 1997, of Ireland, as amended. “Term Benchmark”, when used in reference to any Loan or Borrowing, means that such Loan, or the Loans comprising such Borrowing, bears interest at a rate determined by reference to the Adjusted Term SOFR Rate or the Adjusted EURIBO Rate. “Term Lender” means, at any time, each Lender that has a Term Loan Commitment or that holds Term Loans. “Term Loan Commitment” means, collectively, the Tranche B-1 Term Loan Commitments, the Tranche B-2 Term Loan Commitments, the 2024 Refinancing Tranche B-1 Term Loan Commitments, commitments in respect of Other Tranche B Term Loans, any commitments in respect of Incremental Term Loans or any Refinancing Term Loan Commitments, as the context may require. “Term Loans” means, collectively, the Tranche B-1 Term Loans, the Tranche B-2 Term Loans, the 2024 Refinancing Tranche B-1 Term Loans, any Incremental Term Loans or Refinancing Term Loans, as the context may require. “Term SOFR Adjustment” means (a) solely with respect to any Revolving Loan bearing interest at the Adjusted Term SOFR Rate, (i) for an Interest Period of one month, 0.11448% per annum, (ii) for an Interest Period of three months, 0.26161% per annum and (iii) for an Interest Period of six months, 0.42826% per annum and (b) with respect to any other Loan bearing interest at the Adjusted Term SOFR Rate (including any 2024 Refinancing Tranche B-1 Term Loan), 0% per annum. “Term SOFR Determination Day” has the meaning assigned to it under the definition of Term SOFR Reference Rate. “Term SOFR Rate” means, with respect to any Term Benchmark Borrowing denominated in Dollars and for any tenor comparable to the applicable Interest Period, the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, two U.S. Government Securities Business Days prior to the commencement of such tenor comparable to the applicable Interest Period, as such rate is published by the CME Term SOFR Administrator. “Term SOFR Reference Rate” means, for any day and time (such day, the “Term SOFR Determination Day”), with respect to any Term Benchmark Borrowing denominated in Dollars and for any tenor comparable to the applicable Interest Period, the rate per annum published by the CME Term SOFR Administrator and identified by the Administrative Agent as the forward-looking term rate based on SOFR. If by 5:00 p.m. (New York City time) on such Term SOFR Determination Day, the “Term SOFR Reference Rate” for the applicable tenor has not been published by the CME Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Rate has not occurred, then, so long as such day is otherwise a U.S. Government Securities Business Day, the Term SOFR Reference Rate for such Term SOFR Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by the CME Term SOFR Administrator, so long as such first 69 preceding U.S. Government Securities Business Day is not more than five (5) U.S. Government Securities Business Days prior to such Term SOFR Determination Day. “Test Period” means, as of any date of determination, the period of four consecutive fiscal quarters of the Company (taken as one accounting period) (i) most recently ended on or prior to such date for which financial statements have been or are required to be delivered pursuant to or Section 5.01(b) (or, prior to the delivery of any such financial statements, the last day of the last fiscal quarter included in the financial statements referred to in Section 3.04(a)) or (ii) in the case of any calculation pursuant to Section 6.11, ended on the last date of the fiscal quarter in question. “Total Revolving Credit Exposure” means, at any time, the sum of (a) the outstanding principal amount of the Revolving Loans and Swingline Loans at such time and (b) the total LC Exposure at such time. “Trade Date” has the meaning assigned to such term in Section 9.04(e)(i). “Tranche B Term Lenders” the Tranche B-1 Term Lenders and, the Tranche B-2 Term Lenders and the 2024 Refinancing Tranche B-1 Term Lenders. “Tranche B Term Loans” means the Tranche B-1 Term Loans and, the Tranche B-2 Term Loans and the 2024 Refinancing Tranche B-1 Term Loans. “Tranche B-1 Term Lender” means, as of any date of determination, each Lender having a Tranche B-1 Term Loan Commitment or that holds Tranche B-1 Term Loans. “Tranche B-1 Term Loan Commitment” means (a) with respect to any Tranche B-1 Term Lender, the amount set forth on Schedule 2.01A opposite such Lender’s name under the heading “Tranche B-1 Term Loan Commitment”, or in the Assignment and Assumption or other documentation or record (as such term is defined in Section 9-102(a)(70) of the New York Uniform Commercial Code)contemplated hereby pursuant to which such Lender shall have assumed its Tranche B-1 Term Loan Commitment, as applicable, and giving effect to (i) any reduction in such amount from time to time pursuant to Section 2.09 and (ii) any reduction or increase in such amount from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04 and (b) as to all Tranche B-1 Term Lenders, the aggregate commitments of all Tranche B-1 Term Lenders to make Tranche B-1 Term Loans. After advancing the Tranche B-1 Term Loan, each reference to a Tranche B-1 Term Lender’s Tranche B-1 Term Loan Commitment shall refer to that Tranche B-1 Term Lender’s Applicable Percentage of the Tranche B-1 Term Loans. The initial aggregate amount of the Tranche B-1 Term Loan Commitments on the Restatement Effective Date is $795,000,000. “Tranche B-1 Term Loans” means the term loans made by the Tranche B-1 Term Lenders to the Initial Term Loan Borrowers pursuant to Section 2.01(c)(i). On the Amendment No. 2 Effective Date, all Tranche B-1 Term Loans were repaid and refinanced with the proceeds of 2024 Refinancing Tranche B-1 Term Loans. “Tranche B-2 Term Lender” means, as of any date of determination, each Lender having a Tranche B-2 Term Loan Commitment or that holds Tranche B-2 Term Loans. “Tranche B-2 Term Loan Commitment” means (a) with respect to any Tranche B-2 Term Lender, the amount set forth on Schedule 2.01A opposite such Lender’s name under the heading “Tranche B-2 Term Loan Commitment”, or in the Assignment and Assumption or other documentation or record (as such term is defined in Section 9-102(a)(70) of the New York Uniform Commercial 70

Code)contemplated hereby pursuant to which such Lender shall have assumed its Tranche B-2 Term Loan Commitment, as applicable, and giving effect to (i) any reduction in such amount from time to time pursuant to Section 2.09 and (ii) any reduction or increase in such amount from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04 and (b) as to all Tranche B-2 Term Lenders, the aggregate commitments of all Tranche B-2 Term Lenders to make Tranche B-2 Term Loans. After advancing the Tranche B-2 Term Loan, each reference to a Tranche B-2 Term Lender’s Tranche B-2 Term Loan Commitment shall refer to that Tranche B-2 Term Lender’s Applicable Percentage of the Tranche B-2 Term Loans. The initial aggregate amount of the Tranche B-2 Term Loan Commitments on the Restatement Effective Date is €300,000,000. “Tranche B-2 Term Loans” means the term loans made by the Tranche B-2 Term Lenders to the Initial Term Loan Borrowers pursuant to Section 2.01(c)(ii). “Transactions” means the execution, delivery and performance by the Loan Parties of this Agreement and the other Loan Documents, the borrowing of Loans and other credit extensions, the use of the proceeds thereof and the issuance of Letters of Credit hereunder. “Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted Term SOFR Rate, the Adjusted EURIBO Rate, the Alternate Base Rate or the Daily Simple RFR. “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or any other state the laws of which are required to be applied in connection with the issue of perfection of security interests or any similar or equivalent legislation as in effect in any applicable jurisdiction (including Canada or any province thereof). “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Unfunded Commitment” means, with respect to each Lender, the Revolving Commitment of such Lender less its Revolving Credit Exposure. “Unliquidated Obligations” means, at any time, any Secured Obligations (or portion thereof) that are contingent in nature or unliquidated at such time, including any Secured Obligation that is: (i) an obligation to reimburse a bank for drawings not yet made under a letter of credit issued by it; (ii) any other obligation (including any guarantee) that is contingent in nature at such time; or (iii) an obligation to provide collateral to secure any of the foregoing types of obligations. “Unrestricted Cash” means an amount equal to unrestricted cash and Permitted Investments owned by the Company and its Subsidiaries and not controlled by or subject to any Lien 71

(other than Liens of the type referred to in clause (k) of Permitted Encumbrances) or other preferential arrangement in favor of any creditor, other than the Administrative Agent for the benefit of the Secured Parties; provided that, to the extent such amount is less than $50,000,000, such amount shall be deemed to equal $0. “U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Loan Party” means CUSA and any other Loan Party organized under the laws of the United States of America or any jurisdiction thereof. “U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code. “U.S. Special Resolution Regime” has the meaning assigned to it in Section 9.22. “U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 2.17(f)(ii)(B)(3). “VAT” means (a) any tax imposed in compliance with the Council Directive of November 28, 2006 on the common system of value added tax (EC Directive 2006/112), and (b) any other tax of a similar nature, whether imposed in a member state of the European Union in substitution for, or levied in addition to such tax referred to in paragraph (a) above, or imposed elsewhere. “Vistaprint Bermuda” means Vistaprint Limited, a Bermuda exempted company. “Vistaprint Netherlands” means Vistaprint Netherlands B.V., a besloten vennootschap met beperkte aansprakelijkheid organized under the laws of the Netherlands, with its statutory seat in Venlo, the Netherlands “Warrant Transaction” has the meaning assigned to such term in the definition of “Permitted Call Spread Swap Agreement”. “Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required scheduled payments of principal, including payment at final maturity, in respect thereof by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such Indebtedness; provided that the effect of any prepayment made in respect of such Indebtedness shall be disregarded in making such calculation. “Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, 72 modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. SECTION 1.02 Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Revolving Loan”) or by Type (e.g., a “Term Benchmark Loan” or an “RFR Loan”) or by Class and Type (e.g., a “Term Benchmark Revolving Loan” or an “RFR Revolving Loan”). Borrowings also may be classified and referred to by Class (e.g., a “Revolving Borrowing”) or by Type (e.g., a “Term Benchmark Borrowing” or an “RFR Borrowing”) or by Class and Type (e.g., a “Term Benchmark Revolving Borrowing” or an “RFR Revolving Borrowing”). SECTION 1.03 Terms Generally. (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. The word “law” shall be construed as referring to all statutes, rules, regulations, codes and other laws (including official rulings and interpretations thereunder having the force of law or with which affected Persons customarily comply), and all judgments, orders and decrees, of all Governmental Authorities. Unless the context requires otherwise (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or modifications set forth herein), (ii) any definition of or reference to any law, statute, rule or regulation shall, unless otherwise specified, be construed as referring thereto as from time to time amended, supplemented or otherwise modified (including by succession of comparable successor laws), (iii) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to any restrictions on assignment set forth herein) and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all functions thereof, (iv) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (v) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. (b) For purposes of determining compliance at any time with Sections 2.20 (including the definition of “Incremental Cap” and the components thereof), 6.01 (other than Section 6.01(a)), 6.02 (other than Section 6.02(a)), 6.03(e), 6.04, 6.07 and 6.09 (but not, for the avoidance of doubt, Section 6.11), (i) any incurrence in reliance on any basket or exception to any such covenant determined by reference to a dollar amount or any component thereof determined by reference to a percentage of Consolidated Total Assets or Consolidated EBITDA made substantially simultaneously with, or in a single transaction or series of related transactions with, any incurrence in reliance on any basket or exception to such covenant determined by reference to a ratio will be disregarded when determining compliance on a Pro Forma Basis with such ratio and (ii)(A) any incurrence in reliance on any basket or exception to any such covenant determined by reference to a dollar amount or any component thereof determined by reference to a percentage of Consolidated Total Assets or Consolidated EBITDA may, at the Company’s election, be reclassified (a “Reclassifiable Item”) as an incurrence in reliance on any basket or exception to such covenant determined by reference to any ratio so long as, at the time of such 73 reclassification and after giving effect thereto on a Pro Forma Basis, the Company is in compliance with such ratio and (ii) if the Company is in compliance with such ratio on a Pro Forma Basis as at the end of any subsequent fiscal quarter after such initial incurrence, unless the Company shall have elected otherwise, such reclassification shall be deemed to have automatically occurred; provided that no Indebtedness outstanding under the Facilities or outstanding as of the Restatement Effective Date shall be a Reclassifiable Item, except to the extent contemplated by the proviso to the definition of “Incremental Cap” . SECTION 1.04 Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Company notifies the Administrative Agent that the Company requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Restatement Effective Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Company that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made (i) without giving effect to any election under Accounting Standards Codification 825 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Company or any Subsidiary at “fair value”, as defined therein and (ii) without giving effect to any treatment of Indebtedness under Financial Accounting Standards Board Accounting Standards Codification 470-20 or 2015-03 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof. For the avoidance of doubt, and without limitation of the foregoing, Permitted Convertible Notes shall at all times be valued at the full stated principal amount thereof and shall not include any reduction or appreciation in value of the shares deliverable upon conversion thereof. SECTION 1.05 Status of Secured Obligations. In the event that the Company or any other Loan Party shall at any time issue or have outstanding any Subordinated Indebtedness, the Company shall take or cause such other Loan Party to take all such actions as shall be necessary to cause the Secured Obligations to constitute senior indebtedness (however denominated) in respect of such Subordinated Indebtedness and to enable the Administrative Agent and the Lenders to have and exercise any payment blockage or other remedies available or potentially available to holders of senior indebtedness under the terms of such Subordinated Indebtedness. Without limiting the foregoing, the Secured Obligations are hereby designated as “senior indebtedness” and as “designated senior indebtedness” and words of similar import under and in respect of any indenture or other agreement or instrument under which such Subordinated Indebtedness is outstanding and are further given all such other designations as shall be required under the terms of any such Subordinated Indebtedness in order that the Lenders may have and exercise any payment blockage or other remedies available or potentially available to holders of senior indebtedness under the terms of such Subordinated Indebtedness. SECTION 1.06 Amendment and Restatement of the Existing Credit Agreement. The parties to this Agreement agree that, on the Restatement Effective Date, the terms and provisions of the Existing Credit Agreement shall be and hereby are amended, superseded and restated in their entirety by the terms and provisions of this Agreement. This Agreement is not intended to and shall not constitute a novation. All existing loans made and Obligations incurred under the Existing Credit Agreement which are 74 outstanding on the Restatement Effective Date (other than the “Term Loans” and the “Revolving Loans” under the Existing Credit Agreement that are being repaid in full on the Restatement Effective Date) shall continue as Loans and Obligations under (and shall be governed by the terms of) this Agreement and the other Loan Documents. Without limiting the foregoing, upon the Restatement Effective Date: (a) all references in the “Loan Documents” (as defined in the Existing Credit Agreement) to the “Administrative Agent”, the “Agreement”, the “Credit Agreement” and the “Loan Documents” shall be deemed to refer to the Administrative Agent, this Agreement and the Loan Documents, (b) the Existing Letters of Credit which remain outstanding on the Restatement Effective Date shall continue as Letters of Credit under (and shall be governed by the terms of) this Agreement, (c) the liens and security interests in favor of the Administrative Agent for the benefit of the Secured Parties securing payment of the Secured Obligations are in all respects continuing and in full force and effect with respect to all Secured Obligations, (d) the Administrative Agent shall make such reallocations, sales, assignments or other relevant actions in respect of each Lender’s credit exposure under the Existing Credit Agreement as are necessary in order that each such Lender’s Revolving Credit Exposure and outstanding Revolving Loans hereunder reflects such Lender’s Applicable Percentage of the outstanding aggregate Revolving Credit Exposures on the Restatement Effective Date, (e) the existing loans of each Departing Lender shall be repaid in full (accompanied by any accrued and unpaid interest and fees thereon), each Departing Lender’s “Commitment” under the Existing Credit Agreement shall be terminated and no Departing Lender shall be a Lender hereunder (provided, however, that each Departing Lender shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03) and (f) the Company hereby agrees to compensate each Lender (and each Departing Lender) for any and all losses, costs and expenses incurred by such Lender in connection with the sale and assignment of any Eurocurrency Loans (as defined in this Agreement as of the Restatement Effective Date) (including the “Eurocurrency Loans” under the Existing Credit Agreement) and such reallocation (and any repayment or prepayment of any Departing Lender’s Loan) described above, in each case on the terms and in the manner set forth in Section 2.16 hereof. SECTION 1.07 PPSA/UCC, etc. Notwithstanding the foregoing, and where the context so requires, (i) any term defined in this Agreement by reference to the “UCC” or the “Uniform Commercial Code” shall also have any extended, alternative or analogous meaning given to such term in applicable Canadian personal property security and other laws (including the Personal Property Security Act of each applicable province of Canada, the Civil Code of Quebec, the Bills of Exchange Act (Canada) and the Depository Bills and Notes Act (Canada)), in all cases for the extension, preservation or betterment of the security and rights of the Collateral, (ii) all references in this Agreement to “Article 9” shall be deemed to refer also to applicable Canadian securities transfer laws (including the Securities Transfer Act (Nova Scotia)), (iii) all references in this Agreement to a financing statement, continuation statement, amendment or termination statement shall be deemed to refer also to the analogous documents used under applicable Canadian personal property security laws, (iv) all references to the United States, or to any subdivision, department, agency or instrumentality thereof shall be deemed to refer also to Canada, or to any subdivision, department, agency or instrumentality thereof, and (v) all references to federal or state securities law of the United States shall be deemed to refer also to analogous federal and provincial securities laws in Canada. SECTION 1.08 Interest Rates; Benchmark Notification. The interest rate on a Loan denominated in Dollars or a Foreign Currency may be derived from an interest rate benchmark that may be discontinued or is, or may in the future become, the subject of regulatory reform. Upon the occurrence of a Benchmark Transition Event, Section 2.14(b) provides a mechanism for determining an alternative rate of interest. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to any interest rate used in this Agreement, or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation, whether the composition or characteristics of any 75 such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the existing interest rate being replaced or have the same volume or liquidity as did any existing interest rate prior to its discontinuance or unavailability. The Administrative Agent and its affiliates and/or other related entities may engage in transactions that affect the calculation of any interest rate used in this Agreement or any alternative, successor or alternative rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Company. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Agreement, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Company, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. SECTION 1.09 Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the Dollar Amount of the amount of such Letter of Credit available to be drawn at such time; provided that, with respect to any Letter of Credit that, by its terms or the terms of any Letter of Credit Agreement related thereto, provides for one or more automatic increases in the available amount thereof, the amount of such Letter of Credit shall be deemed to be the Dollar Amount of the maximum amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum amount is available to be drawn at such time. SECTION 1.10 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Equity Interests at such time. SECTION 1.11 Limited Condition Transactions. As it relates to any action being taken solely in connection with a Limited Condition Transaction, for purposes of: (a) determining compliance with any provision of this Agreement (other than Section 6.11) which requires the calculation of the First Lien Leverage Ratio, the Consolidated Leverage Ratio or the Secured Leverage Ratio, (b) determining compliance with representations, warranties, Defaults or Events of Default (other than in the case of any determination under Section 4.02 with respect to obligation of each Revolving Lender to make a Revolving Loan or Swingline Loan on the occasion of any Borrowing, or of the Issuing Banks to issue, amend or extend any Letter of Credit); or (c) testing availability under baskets or exceptions set forth in this Agreement (including baskets determined by reference to Consolidated EBITDA and baskets or exceptions determined by reference to Consolidated Total Assets); in each case, at the option of the Company (the Company’s election to exercise such option in connection with any Limited Condition Transaction, an “LCT Election”), the date of determination of whether any such action is permitted hereunder shall be deemed to be the date the definitive agreements or irrevocable notice for such Limited Condition Transaction are entered into or delivered, as applicable (the “LCT Test Date”), and if, after giving pro forma effect to the Limited Condition Transaction (and the other 76 transactions to be entered into in connection therewith), the Company or any of its Subsidiaries would have been permitted to take such action on the relevant LCT Test Date in compliance with such ratio, test or basket, such ratio, test (including compliance with representations, warranties, Defaults and Events of Default) or basket shall be deemed to have been complied with; provided that, with respect to clause (b) of this Section 1.11, to the extent the relevant action requires no Default or Event of Default (as applicable) to have occurred, no Default or Event of Default (as applicable) shall exist and be continuing at the time of the LCT Test Date and no Specified Event of Default shall have exist and be continuing immediately prior to or immediately after giving effect to such Limited Condition Transaction. For the avoidance of doubt, if the Company has made an LCT Election and any of the ratios, tests or baskets for which compliance was determined or tested as of the LCT Test Date would have failed to have been complied with as a result of fluctuations in any such ratio, test or basket, including due to fluctuations in Consolidated EBITDA of the Company or the Person subject to such Limited Condition Transaction, at or prior to the consummation of the relevant transaction or action, such baskets, tests or ratios will not be deemed to have failed to have been complied with as a result of such fluctuations. If the Company has made an LCT Election for any Limited Condition Transaction, then in connection with any calculation of any ratio or test (other than that set forth in Section 6.11) with respect to the incurrence of Indebtedness or Liens, the making of Restricted Payments, the making of any Investment, the making of Restricted Debt Payments, or mergers, the conveyance, lease or other transfer of all or substantially all of the assets of Company (each, a “Subsequent Transaction”) following the relevant LCT Test Date and prior to the earlier of the date on which such Limited Condition Transaction is consummated or the date that the definitive agreement or irrevocable notice for such Limited Condition Transaction is terminated or expires without consummation of such Limited Condition Transaction, for purposes of determining whether such Subsequent Transaction is permitted under this Agreement, any such ratio or test shall be required to be satisfied on a pro forma basis (i) assuming such Limited Condition Transaction and other transactions in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) have been consummated and (ii) solely with respect to the making of a Restricted Payment, assuming such Limited Condition Transaction and other transactions in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) have not been consummated. SECTION 1.12 Exchange Rates; Currency Equivalents. (a) The Administrative Agent or the relevant Issuing Bank, as applicable, shall determine the Dollar Amount of Borrowings or Letters of Credit denominated in Foreign Currencies. Such Dollar Amount shall become effective as of such Computation Date and shall be the Dollar Amount of such amounts until the next Computation Date to occur. Except for purposes of financial statements delivered by the Company hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any Agreed Currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Amount as so determined by the Administrative Agent or the relevant Issuing Bank, as applicable. (b) Wherever in this Agreement in connection with a Borrowing, conversion, continuation or prepayment of a Term Benchmark Loan or an RFR Loan or the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Borrowing, Loan or Letter of Credit is denominated in a Foreign Currency, such amount shall be the Dollar Amount of such amount (rounded to the nearest unit of such Foreign Currency, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent or the Issuing Bank, as the case may be. 77

SECTION 1.13 Agreed Security Principles. Notwithstanding anything to the contrary in this Agreement or any other Loan Document, the Collateral Documents and each other guaranty and security document to be delivered under this Agreement (including pursuant to Section 5.09) and any obligation to enter into such document or other obligation, in each case, after the Restatement Effective Date shall be subject to the Agreed Security Principles. SECTION 1.14 Blocking Regulation. In relation to any Lender that is subject to the regulations referred to below (each, a “Restricted Lender”), any representation, warranty or covenant set forth herein that refers to Sanctions (each, a “Specified Provision”) shall only apply for the benefit of such Restricted Lender to the extent that such Specified Provision would not result in a violation of, conflict with or liability under Council Regulation (EC) 2271/96 (or any law implementing such regulation in any member state of the European Union) or any similar blocking or anti-boycott law in Germany (including, in the case of Germany, section 7 foreign trade rules (Auβenwirtschaftsverordnung – AWV) in connection with section 4 paragraph 1 foreign trade law (Auβenwirtschaftsgesetz – AWG)) or in the United Kingdom (the “Mandatory Restrictions”). In the event of any consent or direction by Lenders in respect of any Specified Provision of which a Restricted Lender does not have the benefit due to a Mandatory Restriction, then, notwithstanding anything to the contrary in the definition of Required Lenders, for so long as such Restricted Lender shall be subject to a Mandatory Restriction, the Commitment and the Credit Exposure of such Restricted Lender will be disregarded for the purpose of determining whether the requisite consent of the Lenders has been obtained or direction by the requisite Lenders has been made, it being agreed, however, that, unless, in connection with any such determination, the Administrative Agent shall have received written notice from any Lender stating that such Lender is a Restricted Lender with respect thereto, each Lender shall be presumed, in connection with such determination, not to be a Restricted Lender. SECTION 1.15 Cashless Rolls. Notwithstanding anything to the contrary contained in this Agreement or in any other Loan Document, any Lender may exchange, continue or roll over all or a portion of its Loans in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Company, the Administrative Agent and such Lender. ARTICLE II THE CREDITS SECTION 2.01 Commitments. (a) Prior to the Restatement Effective Date, certain revolving loans were made to the Borrowers under the Existing Credit Agreement which remain outstanding as of the Restatement Effective Date (such outstanding revolving loans being hereinafter referred to as the “Existing Loans”). Subject to the terms and conditions set forth in this Agreement, the Borrowers and each of the Revolving Lenders under the Existing Credit Agreement agree that on the Restatement Effective Date but subject to the reallocation and other transactions described in Section 1.06, the Existing Loans shall be reevidenced as Revolving Loans under this Agreement and the terms of the Existing Loans shall be restated in their entirety and shall be evidenced by this Agreement. (b) Subject to the terms and conditions set forth herein, each Lender (severally and not jointly) agrees to make Revolving Loans to the Borrowers in Agreed Currencies from time to time during the Availability Period in an aggregate principal amount that will not result (after giving effect to any application of proceeds of such Borrowing to any Swingline Loans outstanding pursuant to Section 2.10(a)) in, subject to Sections 2.04 and 2.11(b), (a) the Dollar 78

Amount of such Lender’s Revolving Credit Exposure exceeding such Lender’s Commitment or (b) the Dollar Amount of the Total Revolving Credit Exposure exceeding the Aggregate Commitment. (c) Subject to the terms and conditions set forth herein (including, without limitation, Section 2.02): (i) each Term Lender with a Tranche B-1 Term Loan Commitment (severally and not jointly) agrees to make a Tranche B-1 Term Loan to the Initial Term Loan Borrowers in Dollars in a single drawing on the Restatement Effective Date, in an amount equal to such Term Lender’s Tranche B-1 Term Loan Commitment by making immediately available funds available to the Administrative Agent’s designated account, not later than the time specified by the Administrative Agent; and (ii) each Term Lender with a Tranche B-2 Term Loan Commitment (severally and not jointly) agrees to make a Tranche B-2 Term Loan to the Initial Term Loan Borrowers in euro in a single drawing on the Restatement Effective Date, in an amount equal to such Term Lender’s Tranche B-2 Term Loan Commitment by making immediately available funds available to the Administrative Agent’s designated account, not later than the time specified by the Administrative Agent. (d) Subject to the terms and conditions set forth herein (including, without limitation, Section 2.02), (i) each 2024 Refinancing Tranche B-1 Term Lender with a 2024 Refinancing Tranche B-1 Term Loan Commitment (severally and not jointly) agrees to make a 2024 Refinancing Tranche B-1 Term Loan to the Initial Term Loan Borrowers in Dollars in a single drawing on the Amendment No. 2 Effective Date, in an amount equal to such 2024 Refinancing Tranche B-1 Term Lender’s 2024 Refinancing Tranche B-1 Term Loan Commitment by making immediately available funds available to the Administrative Agent’s designated account, not later than the time specified by the Administrative Agent and (ii) each Converted Tranche B-1 Term Loan of each Amendment No. 2 Consenting Tranche B-1 Term Lender shall be converted into a 2024 Refinancing Tranche B-1 Term Loan of such Lender effective as of the Amendment No. 2 Effective Date in a principal amount equal to the principal amount of such Lender’s Converted Tranche B-1 Term Loan immediately prior to such conversion. (e) (d) Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow Revolving Loans. Amounts repaid or prepaid in respect of Term Loans may not be reborrowed. SECTION 2.02 Loans and Borrowings. (a) Each Loan (other than a Swingline Loan) shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the applicable Lenders ratably in accordance with their respective Commitments of the applicable Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required. Any Swingline Loan shall be made in accordance with the procedures set forth in Section 2.05. The Term Loans shall amortize as set forth in Section 2.10. (b) Subject to Section 2.14, each Revolving Borrowing and each Term Loan Borrowing shall be comprised (i) in the case of Borrowings in Dollars, entirely of ABR Loans or Term Benchmark Loans and (ii) in the case of Borrowings in any other Agreed Currency, 79 entirely of Term Benchmark Loans or RFR Loans, as applicable, in each case of the same Agreed Currency, as the relevant Borrower may request in accordance herewith; provided that each ABR Loan shall only be made in Dollars. Each Swingline Loan shall be an ABR Loan. Each Lender at its option may make any Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan (and in the case of an Affiliate, the provisions of Sections 2.14, 2.15, 2.16 and 2.17 shall apply to such Affiliate to the same extent as to such Lender); provided that any exercise of such option shall not affect the obligation of the relevant Borrower to repay such Loan in accordance with the terms of this Agreement. (c) At the commencement of each Interest Period for any Term Benchmark Revolving Borrowing and/or payment period for each RFR Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $500,000 (or, if such Borrowing is denominated in a Foreign Currency, 500,000 units of such currency) and not less than $1,000,000 (or, if such Borrowing is denominated in a Foreign Currency, 1,000,000 units of such currency). At the time that each ABR Revolving Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $250,000 and not less than $1,000,000; provided that an ABR Revolving Borrowing may be in an aggregate amount that is equal to the entire unused balance of the aggregate Revolving Commitments, or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.06(e). Each Swingline Loan shall be in an amount that is an integral multiple of $250,000 and not less than $1,000,000. Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of ten (10) Term Benchmark Borrowings or RFR Borrowings outstanding. (d) Notwithstanding any other provision of this Agreement, no Borrower shall be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date applicable to the Facility under which such Borrowing was made. (e) Any Credit Event to any Dutch Borrower shall at all times be provided by a Lender that is a Dutch Non-Public Lender. SECTION 2.03 Requests for Borrowings. To request a Borrowing, the applicable Borrower, or the Company on behalf of the applicable Borrower, shall notify the Administrative Agent of such request (a) by irrevocable written notice (via a written Borrowing Request signed by the applicable Borrower, or the Company on behalf of the applicable Borrower) (i) in the case of a Term Benchmark Borrowing denominated in Dollars, not later than 11:00 a.m., New York City time, three (3) U.S. Government Securities Business Days before the date of the proposed Borrowing (or, in the case of any Term Benchmark Borrowing of Term Loans on the Amendment No. 2 Effective Date, one (1) U.S. Government Securities Business Day before the date of such Borrowing), (ii) in the case of a Term Benchmark Borrowing denominated in euro, not later than 11:00 a.m., New York City time, four (4) Business Days before the date of the proposed Borrowing and (iii) in the case of an RFR Borrowing denominated in Pounds Sterling or Swiss Francs, not later than 11:00 a.m., New York City time, five (5) RFR Business Days before the date of the proposed Borrowing or (b) by irrevocable written notice (via a written Borrowing Request signed by the applicable Borrower, or the Company on behalf of the applicable Borrower) in the case of an ABR Borrowing, not later than 11:00 a.m., New York City time, on the date of the proposed Borrowing. Each such Borrowing Request shall specify the following information in compliance with Section 2.02: (i) the name of the applicable Borrower; 80

(ii) whether such Borrowing is a Revolving Borrowing, a Tranche B-1 Term Loan Borrowing or, a Tranche B-2 Term Loan Borrowing, a 2024 Refinancing Tranche B-1 Term Loan Borrowing or a Borrowing of any other Class; (iii) the Agreed Currency and aggregate principal amount of the requested Borrowing; (iv) the date of such Borrowing, which shall be a Business Day; (v) whether such Borrowing is to be an ABR Borrowing, a Term Benchmark Borrowing or an RFR Borrowing; (vi) in the case of a Term Benchmark Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; and (vii) the location and number of the applicable Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.07. If no election as to the currency of a Borrowing is specified, then the requested Borrowing shall be made in Dollars. If no election as to the Type of Borrowing is specified, then, (i) in the case of a Revolving Borrowing denominated in Dollars, the requested Revolving Borrowing shall be an ABR Borrowing made in Dollars and (ii) in the case of a Term Loan Borrowing denominated in Dollars, the requested Term Loan Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Term Benchmark Borrowing, then the relevant Borrower shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing. SECTION 2.04 Determination of Dollar Amounts. The Administrative Agent will determine the Dollar Amount of: (a) any Loan denominated in a Foreign Currency, on each of the following: (i) the date of the Borrowing of such Loan and (ii) each date of a conversion or continuation of such Loan pursuant to the terms of this Agreement, (b) any Letter of Credit denominated in a Foreign Currency, on each of the following: (i) the date on which such Letter of Credit is issued, (ii) the first Business Day of each calendar month and (iii) the date of any amendment of such Letter of Credit that has the effect of increasing the face amount thereof, and (c) any Credit Event, on any additional date as the Administrative Agent may determine at any time when an Event of Default exists. Each day upon or as of which the Administrative Agent determines Dollar Amounts as described in the preceding clauses (a), (b) and (c) is herein described as a “Computation Date” with respect to each Credit Event for which a Dollar Amount is determined on or as of such day. SECTION 2.05 Swingline Loans. (a) Subject to the terms and conditions set forth herein, the Swingline Lender may in its sole discretion make Swingline Loans in Dollars to the Company from time to time during the Availability Period, in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans exceeding the Swingline 81

Sublimit, (ii) the Swingline Lender’s Revolving Credit Exposure exceeding its Revolving Commitment, (iii) subject to Sections 2.04 and 2.11(b), the Dollar Amount of any Lender’s Revolving Credit Exposure exceeding such Lender’s Revolving Commitment, or (iv) the Dollar Amount of the Total Revolving Credit Exposure exceeding the aggregate Revolving Commitments; provided that the Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set forth herein, the Company may borrow, prepay and reborrow Swingline Loans. (b) To request a Swingline Loan, the Company shall notify the Administrative Agent of such request by irrevocable written notice (via a written Borrowing Request in a form approved by the Administrative Agent and signed by the Company), not later than 12:00 noon, New York City time, on the day of a proposed Swingline Loan. Each such notice shall be in a form approved by the Administrative Agent, shall be irrevocable and shall specify the requested date (which shall be a Business Day) and amount of the requested Swingline Loan. The Administrative Agent will promptly advise the Swingline Lender of any such notice received from the Company. The Swingline Lender shall make each Swingline Loan available to the Company by means of a credit to an account of the Company with the Administrative Agent designated for such purpose (or, in the case of a Swingline Loan made to finance the reimbursement of an LC Disbursement as provided in Section 2.06(e), by remittance to the relevant Issuing Bank) by 3:00 p.m., New York City time, on the requested date of such Swingline Loan. (c) The Swingline Lender may by written notice given to the Administrative Agent require the Revolving Lenders to acquire participations in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which Revolving Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Revolving Lender, specifying in such notice such Lender’s Applicable Percentage of such Swingline Loan or Loans. Each Revolving Lender hereby absolutely and unconditionally agrees, promptly upon receipt of such notice from the Administrative Agent (and in any event, if such notice is received by 12:00 noon, New York City time, on a Business Day, no later than 5:00 p.m., New York City time, on such Business Day and if received after 12:00 noon, New York City time, on a Business Day, no later than 10:00 a.m., New York City time, on the immediately succeeding Business Day), to pay to the Administrative Agent, for the account of the Swingline Lender, such Lender’s Applicable Percentage of such Swingline Loan or Loans. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Revolving Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Revolving Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.07 with respect to Loans made by such Lender (and Section 2.07 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Revolving Lenders. The Administrative Agent shall notify the Company of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the Company (or other party on behalf of the Company) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be 82 promptly remitted by the Administrative Agent to the Revolving Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear; provided that any such payment so remitted shall be repaid to the Swingline Lender or to the Administrative Agent, as applicable, if and to the extent such payment is required to be refunded to the Company for any reason. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Company of any default in the payment thereof. (d) The Swingline Lender may be replaced at any time by written agreement among the Company, the Administrative Agent, the replaced Swingline Lender and the successor Swingline Lender. The Administrative Agent shall notify the Revolving Lenders of any such replacement of the Swingline Lender. At the time any such replacement shall become effective, the Company shall pay all unpaid interest accrued for the account of the replaced Swingline Lender in respect of Swingline Loans made by such Swingline Lender pursuant to Section 2.13(a). From and after the effective date of any such replacement, (i) the successor Swingline Lender shall have all the rights and obligations of the replaced Swingline Lender under this Agreement with respect to Swingline Loans made thereafter and (ii) references herein to the term “Swingline Lender” shall be deemed to refer to such successor or to any previous Swingline Lender, or to such successor and all previous Swingline Lenders, as the context shall require. After the replacement of a Swingline Lender hereunder, the replaced Swingline Lender shall remain a party hereto and shall continue to have all the rights and obligations of a Swingline Lender under this Agreement with respect to Swingline Loans made by it prior to its replacement, but shall not be required to make additional Swingline Loans. (e) Subject to the appointment and acceptance of a successor Swingline Lender, the Swingline Lender may resign as a Swingline Lender at any time upon thirty (30) days’ prior written notice to the Administrative Agent, the Company and the Revolving Lenders, in which case, such Swingline Lender shall be replaced in accordance with Section 2.05(d) above. SECTION 2.06 Letters of Credit. (a) General. Subject to the terms and conditions set forth herein, the Company may request the issuance of Letters of Credit denominated in Agreed Currencies for its own account or for the account of any Subsidiary, in a form reasonably acceptable to the Administrative Agent and the relevant Issuing Bank, at any time and from time to time during the Availability Period. Notwithstanding the foregoing, the letters of credit issued and outstanding under the Existing Credit Agreement and identified on Schedule 2.06 (the “Existing Letters of Credit”) shall be deemed to be “Letters of Credit” issued on the Restatement Effective Date for all purposes of the Loan Documents. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Company to, or entered into by the Company with, the relevant Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control. Notwithstanding anything herein to the contrary, no Issuing Bank shall have any obligation hereunder to issue, and shall not issue, any Letter of Credit if: (i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such Issuing Bank from issuing such Letter of Credit, or any law applicable to such Issuing Bank shall prohibit, or require that such Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such Issuing Bank is not otherwise compensated hereunder) not in effect on the Restatement Effective Date, or shall impose upon such Issuing Bank any unreimbursed loss, cost or expense that was not applicable on the Restatement Effective Date and that such Issuing Bank in good faith deems material to it; or (ii) the issuance of such Letter of Credit would result in a violation of one or more policies of the relevant Issuing Bank applicable to letters of credit generally. 83

(b) Notice of Issuance, Amendment, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment or extension of an outstanding Letter of Credit), the Company shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the relevant Issuing Bank) to the relevant Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment or extension, but in any event no less than three (3) Business Days) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended or extended, and specifying the date of issuance, amendment or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the Agreed Currency applicable thereto, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend or extend such Letter of Credit. In addition, as a condition to any such Letter of Credit issuance, the Company shall have entered into a continuing agreement (or other letter of credit agreement) for the issuance of letters of credit and/or shall submit a letter of credit application, in each case, as required by the respective Issuing Bank and using such Issuing Bank’s standard form (each, a “Letter of Credit Agreement”). In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any Letter of Credit Agreement, the terms and conditions of this Agreement shall control. A Letter of Credit shall be issued, amended or extended only if (and upon issuance, amendment or extension of each Letter of Credit the Company shall be deemed to represent and warrant that), after giving effect to such issuance, amendment or extension (i) subject to Sections 2.04 and 2.11(b), the Dollar Amount of the LC Exposure shall not exceed $25,000,000, (ii) subject to Sections 2.04 and 2.11(b), the sum of (x) the aggregate undrawn amount of all outstanding Letters of Credit issued by any Issuing Bank at such time plus (y) the aggregate amount of all LC Disbursements made by such Issuing Bank that have not yet been reimbursed by or on behalf of the Company at such time shall not exceed such Issuing Bank’s Letter of Credit Commitment, (iii) subject to Sections 2.04 and 2.11(b), the Dollar Amount of the Total Revolving Credit Exposure shall not exceed the aggregate Revolving Commitments and (iv) subject to Sections 2.04 and 2.11(b), the Dollar Amount of each Lender’s Revolving Credit Exposure shall not exceed such Lender’s Revolving Commitment. The Company may, at any time and from time to time, reduce the Letter of Credit Commitment of any Issuing Bank with the consent of such Issuing Bank; provided that the Company shall not reduce the Letter of Credit Commitment of any Issuing Bank if, after giving effect of such reduction, the conditions set forth in the immediately preceding clauses (i) through (vii) shall not be satisfied. (c) Expiration Date. Each Letter of Credit shall expire (or be subject to termination by notice from the relevant Issuing Bank to the beneficiary thereof) at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any extension of the expiration date thereof, one year after such extension); provided that any such Letter of Credit may provide for the automatic extension thereof for additional one-year periods subject to customary non-extension provisions (which shall in no event extend beyond the date referred to in the following clause (ii)) and (ii) the date that is five (5) Business Days prior to the Maturity Date. (d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the relevant Issuing Bank or the Revolving Lenders, the relevant Issuing Bank hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from the relevant Issuing Bank, a participation in such Letter of Credit equal to such Lender’s Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally 84 agrees to pay to the Administrative Agent, for the account of the relevant Issuing Bank, such Lender’s Applicable Percentage of each LC Disbursement made by such Issuing Bank and not reimbursed by the Company on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Company for any reason, including after the Maturity Date. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of any of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. (e) Reimbursement. If the relevant Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Company shall reimburse such LC Disbursement by paying to the Administrative Agent in Dollars the Dollar Amount equal to such LC Disbursement, calculated as of the date such Issuing Bank made such LC Disbursement (or if such Issuing Bank shall so elect in its sole discretion by notice to the Company, in such other Agreed Currency which was paid by such Issuing Bank pursuant to such LC Disbursement in an amount equal to such LC Disbursement) not later than 12:00 noon, Local Time, on the Business Day immediately following the date that such LC Disbursement is made, if the Company shall have received notice of such LC Disbursement prior to 10:00 a.m., Local Time, on such date, or, if such notice has not been received by the Company prior to such time on such date, then not later than 12:00 noon, Local Time, on the Business Day immediately following the day that the Company receives such notice, if such notice is not received prior to such time on the day of receipt; provided that, if such LC Disbursement is not less than the Dollar Amount of $1,000,000, the Company may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 or 2.05 that such payment be financed with (i) to the extent such LC Disbursement was made in Dollars, an ABR Revolving Borrowing, Term Benchmark Revolving Borrowing or Swingline Loan in Dollars in an amount equal to such LC Disbursement or (ii) to the extent that such LC Disbursement was made in a Foreign Currency, a Term Benchmark Revolving Borrowing in such Foreign Currency in an amount equal to such LC Disbursement and, in each case, to the extent so financed, the Company’s obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Borrowing, Term Benchmark Revolving Borrowing or Swingline Loan, as applicable. If the Company fails to make such payment when due, the Administrative Agent shall notify each Revolving Lender of the applicable LC Disbursement, the payment then due from the Company in respect thereof and such Lender’s Applicable Percentage thereof. Promptly following receipt of such notice, each Revolving Lender shall pay to the Administrative Agent of its Applicable Percentage of the payment then due from the Company, in the same manner as provided in Section 2.07 with respect to Loans made by such Lender (and Section 2.07 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the relevant Issuing Bank the amounts so received by it from the Revolving Lenders. Promptly following receipt by the Administrative Agent of any payment from the Company pursuant to this paragraph, the Administrative Agent shall distribute such payment to the relevant Issuing Bank or, to the extent that Revolving Lenders have made payments pursuant to this paragraph to reimburse such Issuing Bank, then to such Lenders and such Issuing Bank as their interests may appear. Any payment made by a Revolving Lender pursuant to this paragraph to reimburse the relevant Issuing Bank for any LC Disbursement (other than the funding of Revolving Loans or a Swingline Loan as contemplated above) shall not constitute a Loan and shall not relieve the Company of its obligation to reimburse such LC Disbursement. If the Company’s reimbursement of, or obligation to reimburse, any amounts in any Foreign Currency would subject the Administrative Agent, any Issuing Bank or any Lender to any stamp duty, ad valorem charge or 85 similar tax that would not be payable if such reimbursement were made or required to be made in Dollars, the Company shall, at its option, either (x) pay the amount of any such tax requested by the Administrative Agent, the relevant Issuing Bank or the relevant Lender or (y) reimburse each LC Disbursement made in such Foreign Currency in Dollars, in an amount equal to the Dollar Amount thereof calculated on the date such LC Disbursement is made. (f) Obligations Absolute. The Company’s obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit, any Letter of Credit Agreement or this Agreement, or any term or provision therein or herein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) any payment by the relevant Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Company’s obligations hereunder or (v) any adverse change in the relevant exchange rates or in the availability of the relevant Foreign Currency to such Borrower or any Subsidiary or in the relevant currency markets generally. Neither the Administrative Agent, the Revolving Lenders nor the Issuing Banks, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms, any error in translation or any consequence arising from causes beyond the control of the relevant Issuing Bank; provided that the foregoing shall not be construed to excuse the relevant Issuing Bank from liability to the Company to the extent of any direct damages (as opposed to special, indirect, consequential or punitive damages, claims in respect of which are hereby waived by the Company to the extent permitted by applicable law) suffered by the Company that are caused by such Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the relevant Issuing Bank (as finally determined by a court of competent jurisdiction), such Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, each Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit. (g) Disbursement Procedures. Each Issuing Bank for any Letter of Credit shall, within the time allowed by applicable law or the specific terms of the Letter of Credit following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The relevant Issuing Bank shall promptly after such examination notify the Administrative Agent and the Company by telephone (confirmed by telecopy or electronic mail) of such demand for payment and whether such Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall 86 not relieve the Company of its obligation to reimburse such Issuing Bank and the Revolving Lenders with respect to any such LC Disbursement. (h) Interim Interest. If any Issuing Bank shall make any LC Disbursement, then, unless the Company shall reimburse such LC Disbursement in full in the applicable currency on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that reimbursement is due and payable, at the rate per annum then applicable to ABR Revolving Loans (or in the case such LC Disbursement is denominated in a Foreign Currency, at the Overnight Rate for such Agreed Currency plus the then effective Applicable Rate with respect to Term Benchmark Revolving Loans) and such interest shall be due and payable on the date when such reimbursement is payable; provided that, if the Company fails to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.13(d) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the relevant Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to paragraph (e) of this Section to reimburse such Issuing Bank for such LC Disbursement shall be for the account of such Lender to the extent of such payment. (i) Replacement and Resignation of Issuing Bank. (A) Any Issuing Bank may be replaced at any time by written agreement among the Company, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Revolving Lenders of any such replacement of any Issuing Bank. At the time any such replacement shall become effective, the Company shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.12(b). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit to be issued by it thereafter and (ii) references herein to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit then outstanding and issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit or extend or otherwise amend any existing Letter of Credit. (B) Subject to the appointment and acceptance of a successor Issuing Bank, any Issuing Bank may resign as an Issuing Bank at any time upon thirty days’ prior written notice to the Administrative Agent, the Company and the Revolving Lenders, in which case, such resigning Issuing Bank shall be replaced in accordance with Section 2.06(i)(A) above. (j) Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that the Company receives notice from the Administrative Agent or the Required Revolving Lenders (or, if the maturity of the Loans has been accelerated, Revolving Lenders with LC Exposure representing greater than 50% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Company shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Revolving Lenders (the “LC Collateral Account”), an amount in cash equal to 105% of the Dollar Amount of the LC Exposure as of such date plus any accrued and unpaid interest thereon; provided that (i) the portions of such amount attributable to undrawn Foreign Currency Letters of Credit or LC Disbursements in a Foreign Currency that the Company is not late in reimbursing shall be deposited in the applicable Foreign Currencies in the actual amounts of such undrawn 87

Letters of Credit and LC Disbursements and (ii) the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to any Borrower described in Section 7.01(h) or 7.01(i). For the purposes of this paragraph, the Dollar Amount of the Foreign Currency LC Exposure shall be calculated on the date notice demanding cash collateralization is delivered to the Company. The Company also shall deposit cash collateral pursuant to this paragraph as and to the extent required by Section 2.11(b). Such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the Secured Obligations. In addition, and without limiting the foregoing or Section 2.06(c), if any LC Exposure remains outstanding after the expiration date specified in Section 2.06(c), the Company shall immediately deposit into the LC Collateral Account an amount in cash equal to 105% of the Dollar Amount of such LC Exposure as of such date plus any accrued and unpaid interest thereon. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account and the Company hereby grants the Administrative Agent a security interest in all of its right, title and interest in and to the LC Collateral Account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Company’s risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the relevant Issuing Bank for LC Disbursements for which it has not been reimbursed, together with related fees, costs and customary processing charges, and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Company for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Revolving Lenders with LC Exposure representing greater than 50% of the total LC Exposure), be applied to satisfy other Secured Obligations. If the Company is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Company within three (3) Business Days after all Events of Default have been cured or waived. (k) Letters of Credit Issued for Account of Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder supports any obligations of, or is for the account of, a Subsidiary, or states that a Subsidiary is the “account party,” “applicant,” “customer,” “instructing party,” or the like of or for such Letter of Credit, and without derogating from any rights of the relevant Issuing Bank (whether arising by contract, at law, in equity or otherwise) against such Subsidiary in respect of such Letter of Credit, the Company (i) shall reimburse, indemnify and compensate such Issuing Bank hereunder for such Letter of Credit (including to reimburse any and all drawings thereunder) as if such Letter of Credit had been issued solely for the account of the Company and (ii) irrevocably waives any and all defenses that might otherwise be available to it as a guarantor or surety of any or all of the obligations of such Subsidiary in respect of such Letter of Credit. The Company hereby acknowledges that the issuance of such Letters of Credit for its Subsidiaries inures to the benefit of the Company, and that the Company’s business derives substantial benefits from the businesses of such Subsidiaries. (l) Issuing Bank Agreements. Each Issuing Bank agrees that, unless otherwise requested by the Administrative Agent, such Issuing Bank shall report in writing to the Administrative Agent (i) on or prior to each Business Day on which such Issuing Bank expects to issue, amend or extend any Letter of Credit, the date of such issuance, amendment or extension, and the aggregate face amount and currency of the Letters of Credit to be issued, amended or extended by it and outstanding after giving effect to such issuance, amendment or extension occurred (and whether the amount thereof changed), (ii) on each Business Day on which such 88

Issuing Bank pays any amount in respect of one or more drawings under Letters of Credit, the date of such payment(s) and the amount and currency of such payment(s), (iii) on any Business Day on which the Company fails to reimburse any amount required to be reimbursed to such Issuing Bank on such day, the date of such failure and the amount and currency of such payment in respect of Letters of Credit and (iv) on any other Business Day, such other information as the Administrative Agent shall reasonably request. SECTION 2.07 Funding of Borrowings. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof solely by wire transfer of immediately available funds (i) in the case of Loans denominated in Dollars, by 12:00 noon, New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders and (ii) in the case of each Loan denominated in a Foreign Currency, by 12:00 noon, Local Time, in the city of the Administrative Agent’s Foreign Currency Payment Office for such currency and at such Foreign Currency Payment Office for such currency; provided that Swingline Loans shall be made as provided in Section 2.05. Except in respect of the provisions of this Agreement covering the reimbursement of Letters of Credit, the Administrative Agent will make such Loans available to the Company by promptly crediting the funds so received in the aforesaid account of the Administrative Agent (x) an account of the Company designated by the Company in the applicable Borrowing Request, in the case of Loans denominated in Dollars and (y) an account of such Borrower in the relevant jurisdiction and designated by such Borrower in the applicable Borrowing Request, in the case of Loans denominated in a Foreign Currency; provided that Revolving Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.06(e) shall be remitted by the Administrative Agent to the relevant Issuing Bank. (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing (or in the case of an ABR Borrowing, prior to 12:00 noon, New York City time, on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the relevant Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and such Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to such Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the applicable Overnight Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of such Borrower, the interest rate applicable to ABR Loans, or in the case of Foreign Currencies, in accordance with such market practice, in each case, as applicable. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing. SECTION 2.08 Interest Elections. (a) Each Borrowing initially shall be of the Type and Agreed Currency specified in the applicable Borrowing Request and, in the case of a Term Benchmark Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the relevant Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Term Benchmark Borrowing, may elect Interest Periods therefor, all as provided in this Section. A Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Swingline Borrowings, which may not 89 be converted or continued. Notwithstanding any other provision of this Section, no Borrower shall be permitted to change the Class of any Borrowing. (b) To make an election pursuant to this Section, a Borrower, or the Company on its behalf, shall notify the Administrative Agent of such election (by irrevocable written notice via an Interest Election Request signed by such Borrower, or the Company on its behalf) by the time that a Borrowing Request would be required under Section 2.03 if such Borrower were requesting a Borrowing of the Type and Class resulting from such election to be made on the effective date of such election. Notwithstanding any contrary provision herein, this Section shall not be construed to permit any Borrower to (i) change the currency of any Borrowing, (ii) elect an Interest Period for Term Benchmark Loans that does not comply with Section 2.02(d) or (iii) convert any Borrowing to a Borrowing of a Type not available under the Class of Commitments pursuant to which such Borrowing was made. (c) Each Interest Election Request shall specify the following information in compliance with Section 2.02: (i) the name of the applicable Borrower, the Agreed Currency and principal amount of the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing); (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day; (iii) whether the resulting Borrowing is to be an ABR Borrowing (in the case of Borrowings denominated in Dollars), a Term Benchmark Borrowing or an RFR Borrowing and in the case of a Borrowing consisting of Term Loans, whether such Borrowing is to be a Tranche B-1 Term Loan Borrowing or, a Tranche B-2 Term Loan Borrowing or a 2024 Refinancing Tranche B-1 Term Loan Borrowing; and (iv) if the resulting Borrowing is a Term Benchmark Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which Interest Period shall be a period contemplated by the definition of the term “Interest Period”. If any such Interest Election Request requests a Term Benchmark Borrowing but does not specify an Interest Period, then the applicable Borrower shall be deemed to have selected an Interest Period of one month’s duration. (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each relevant Lender of the details thereof and of such Lender’s portion of each resulting Borrowing. (e) If the relevant Borrower fails to deliver a timely Interest Election Request with respect to a Term Benchmark Borrowing denominated in Dollars prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing at the end of such Interest Period. If the relevant Borrower fails to deliver a timely and complete Interest Election Request with respect to a Term Benchmark Borrowing denominated in a Foreign Currency prior 90 to the end of the Interest Period therefor, then, unless such Term Benchmark Borrowing is repaid as provided herein, such Borrower shall be deemed to have selected that such Term Benchmark Borrowing shall automatically be continued as a Term Benchmark Borrowing in its original Agreed Currency with an Interest Period of one month at the end of such Interest Period. If the relevant Borrower fails to deliver a timely and complete Interest Election Request with respect to an RFR Borrowing in a Foreign Currency prior to the Interest Payment Date therefor, then, unless such RFR Borrowing is repaid as provided herein, such Borrower shall be deemed to have selected that such RFR Borrowing shall automatically be continued as an RFR Borrowing in its original Agreed Currency bearing interest at a rate based upon the applicable Daily Simple RFR as of such Interest Payment Date. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the relevant Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Term Benchmark Borrowing or an RFR Borrowing and (ii) unless repaid, (x) each Term Benchmark Borrowing denominated in Dollars shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto and (y) each Term Benchmark Borrowing or RFR Borrowing denominated in a Foreign Currency shall bear interest at the Central Bank Rate for the applicable Agreed Currency plus the Applicable Rate; provided that, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable Agreed Currency cannot be determined, any outstanding affected Term Benchmark Loans or RFR Loans denominated in any Foreign Currency shall either be (A) converted to an ABR Borrowing denominated in Dollars (in an amount equal to the Dollar Amount of such Foreign Currency) at the end of the Interest Period or on the Interest Payment Date, as applicable, therefor or (B) prepaid at the end of the applicable Interest Period or on the Interest Payment Date, as applicable, in full; provided that if no election is made by the relevant Borrower by the earlier of (x) the date that is three (3) Business Days after receipt by such Borrower of such notice and (y) the last day of the current Interest Period for the applicable Term Benchmark Loan, such Borrower shall be deemed to have elected clause (A) above. SECTION 2.09 Termination and Reduction of Commitments. (a) Unless previously terminated, (i) the 2024 Refinancing Tranche B-1 Term Loan Commitments shall terminate at 3:00 p.m. (New York City time) on the RestatementAmendment No. 2 Effective Date, after the making of the 2024 Refinancing Tranche B-1 Term Loans and (ii) all other Commitments shall terminate on the Maturity Date. (b) The Company may at any time terminate, or from time to time reduce, the Revolving Commitments; provided that (i) each reduction of the Revolving Commitments shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000, (ii) the Company shall not terminate or reduce Revolving Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.11, (A) the Dollar Amount any Revolving Lender’s Revolving Credit Exposure would exceed its Revolving Commitment or (B) the Dollar Amount of the Total Revolving Credit Exposure would exceed the aggregate Revolving Commitments. (c) The Company shall notify the Administrative Agent of any election to terminate or reduce the Revolving Commitments under paragraph (b) of this Section at least three (3) Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the relevant Lenders of the contents thereof. Each notice delivered by the Company pursuant to this Section shall be irrevocable; provided that a notice of termination of the Revolving Commitments delivered by the Company may state that such notice 91 is conditioned upon the effectiveness of other credit facilities or other transactions specified therein, in which case such notice may be revoked by the Company (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Revolving Commitments shall be permanent. Each reduction of the Revolving Commitments shall be made ratably among the Lenders in accordance with their respective Revolving Commitments. SECTION 2.10 Repayment and Amortization of Loans; Evidence of Debt. (a) Each Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Revolving Lender the then unpaid principal amount of each Revolving Loan made to such Borrower on the Maturity Date in the currency of such Loan and (ii) in the case of the Company, to the Administrative Agent for the account of the Swingline Lender the then unpaid principal amount of each Swingline Loan on the earlier of the Maturity Date and the fifth (5th) Business Day after such Swingline Loan is made; provided that on each date that a Revolving Borrowing is made, the Company shall repay all Swingline Loans then outstanding and the proceeds of any such Borrowing shall be applied by the Administrative Agent to repay any Swingline Loans outstanding. The Initial Term Loan Borrowers shall jointly and severally repay the 2024 Refinancing Tranche B-1 Term Loans (i) on the last day of each March, June, September and December, commencing on SeptemberJune 30, 20212024, in an aggregate principal amount equal to 0.25% of the aggregate principal amount of all 2024 Refinancing Tranche B-1 Term Loans outstanding on the RestatementAmendment No. 2 Effective Date (which payments shall be adjusted from time to time pursuant to Section 2.11(a) and Section 2.11(b)) and (ii) on the Maturity Date applicable to the 2024 Refinancing Tranche B-1 Term Loans, the aggregate principal amount of all 2024 Refinancing Tranche B-1 Term Loans outstanding on such date. The Initial Term Loan LendersBorrowers shall jointly and severally repay the Tranche B-2 Term Loans (i) on the last day of each March, June, September and December, commencing on September 30, 2021, in an aggregate principal amount equal to 0.25% of the aggregate principal amount of all Tranche B-2 Term Loans outstanding on the Restatement Effective Date (which payments shall be adjusted from time to time pursuant to Section 2.11(a)2.11(a) and Section 2.11(b)2.11(b)) and (ii) on the Maturity Date applicable to the Tranche B-2 Term Loans, the aggregate principal amount of all Tranche B-2 Term Loans outstanding on such date. The applicable Borrower shall repay Incremental Term Loans and Refinancing Term Loans (other than the 2024 Refinancing Tranche B-1 Term Loans) in such amounts and on such date or dates as shall be specified therefor in the Incremental Amendment or Refinancing Amendment, as applicable, establishing such Term Loans (as such amount shall be adjusted pursuant to Section 2.11(a) or 2.11(b) or pursuant to such Incremental Amendment or Refinancing Amendment, as applicable). (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of each Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class, Agreed Currency and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from each Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof. (d) The entries made in the accounts maintained pursuant to paragraph (c) or (d) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain 92 such accounts or any error therein shall not in any manner affect the Obligations (including, without limitation, the obligation of any Borrower to repay the Loans in accordance with the terms of this Agreement). (e) Any Lender may request that Loans made by it to any Borrower be evidenced by a promissory note. In such event, the relevant Borrower shall prepare, execute and deliver to such Lender a promissory note payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form. SECTION 2.11 Prepayment of Loans. (a) Optional Prepayments. (i) Any Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, without premium or penalty (subject to Section 2.11(c)), subject to prior notice in accordance with the provisions of this Section 2.11(a)(i). The applicable Borrower, or the Company on behalf of the applicable Borrower, shall notify the Administrative Agent (and, in the case of prepayment of a Swingline Loan, the Swingline Lender) by written notice of any prepayment hereunder (i) (x) in the case of prepayment of a Term Benchmark Borrowing denominated in Dollars, not later than 11:00 a.m., New York City time, three (3) U.S. Government Securities Business Days before the date of prepayment (or, in the case of any prepayment of Term Loans on the Amendment No. 2 Effective Date, one (1) U.S. Government Securities Business Day before the date of such prepayment), (y) in the case of prepayment of a Term Benchmark Borrowing denominated in euros, not later than 11:00 a.m., New York City time, four (4) Business Days before the date of prepayment (or, in the case of any prepayment of Term Loans on the Amendment No. 2 Effective Date, one (1) Business Day before the date of such prepayment) and (y) in the case of prepayment of an RFR Borrowing denominated in Pounds Sterling or Swiss Francs, not later than 11:00 a.m. New York City time, four (4) RFR Business Days before the date of prepayment, (ii) in the case of prepayment of an ABR Borrowing, not later than 11:00 a.m., New York City time, one (1) Business Day before the date of prepayment or (iii) in the case of prepayment of a Swingline Loan, not later than 12:00 noon, New York City time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Commitments as contemplated by Section 2.09, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.09. Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the relevant Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02. Each voluntary prepayment of a Revolving Borrowing shall be applied ratably to the Revolving Loans included in the prepaid Revolving Borrowing, and each voluntary prepayment of a Term Loan Borrowing shall be applied ratably to the Term Loans included in the prepaid Term Loan Borrowing in such order of application as directed by the Company. Prepayments shall 93 be accompanied by (i) accrued interest to the extent required by Section 2.13 and (ii) any break funding payments required by to Section 2.16. (b) Mandatory Prepayments. (i) If at any time, (i) other than as a result of fluctuations in currency exchange rates, the aggregate principal Dollar Amount of the total Revolving Credit Exposures of any Class (calculated, with respect to those Credit Events denominated in Foreign Currencies, as of the most recent Computation Date with respect to each such Credit Event) exceeds the aggregate Revolving Commitments of such Class or (ii) solely as a result of fluctuations in currency exchange rates, the aggregate principal Dollar Amount of the total Revolving Credit Exposures (so calculated) exceeds 105% of the aggregate Revolving Commitments, the Borrowers shall in each case immediately repay Revolving Borrowings or cash collateralize LC Exposure in an account with the Administrative Agent pursuant to Section 2.06(j), as applicable, in an aggregate principal amount sufficient to cause the aggregate Dollar Amount of the total Revolving Credit Exposures (so calculated) of each Class to be less than or equal to the aggregate Revolving Commitments of such Class. (ii) If any Indebtedness shall be incurred by any Group Member (excluding any Indebtedness permitted in accordance with Section 6.01 (except to the extent the relevant Indebtedness constitutes (A) any Indebtedness incurred pursuant to a Refinancing Amendment, (B) Incremental Loans incurred in reliance on clause (b) of the definition of “Incremental Cap” or (C) Incremental Equivalent Debt/Permitted Ratio Debt incurred on reliance of clause (b) of the definition of “Incremental Cap”)), an amount equal to 100% of the Net Cash Proceeds thereof shall be applied on the date of such incurrence toward the prepayment of the Term Loans as set forth in Section 2.11(b)(vii); provided that prepayments pursuant to this Section 2.11(b)(ii) shall be accompanied by any fees payable with respect thereto to the extent required pursuant to Section 2.11(c). (iii) If on any date any Group Member shall receive Net Cash Proceeds from any Asset Sale or Recovery Event, then, unless a Reinvestment Event shall have occurred in respect thereof, the Company shall offer to prepay (and, so long as not declined pursuant to Section 2.11(b)(v), shall prepay) Term Loans then subject to ratable prepayment requirements (the “Subject Loans”) in accordance with Section 2.11(b)(v) and Section 2.11(b)(vii) in an amount (such amount, the “Subject Proceeds”) equal to the product of (1) the Required Net Proceeds Percentage multiplied by (2) the amount of Net Cash Proceeds received in respect of such Asset Sale and Recovery Event solely to extent (A) the amount of such Net Cash Proceeds in respect of any such Asset Sale or Recovery Event exceeds $50,000,000 individually or (B) the aggregate amount of Net Cash Proceeds from all Asset Sales and Recovery Events received by any Group Member during the fiscal year of the Company in which the applicable Asset Sale or Recovery Event is consummated exceeds $75,000,000 (and in each case, only the amount of such excess); provided, that, notwithstanding the foregoing, on each Reinvestment Prepayment Date, an amount equal to the Reinvestment Prepayment Amount with respect to the relevant Reinvestment Event shall be applied toward the prepayment of the Subject Loans as set forth in Section 2.11(b)(vii); provided further that if, at the time that any such prepayment would be required hereunder, the Company or any of its Subsidiaries is required to Repay (or make an offer to Repay) any Other Applicable Indebtedness, then the relevant Person may apply the Subject Proceeds on a 94 pro rata basis to the prepayment of the Subject Loans and to the Repayment of the Other Applicable Indebtedness (determined on the basis of the aggregate outstanding principal amount of the Subject Loans and the Other Applicable Indebtedness at such time); it being understood that (1) the portion of the Subject Proceeds allocated to the Other Applicable Indebtedness shall not exceed the amount of the Subject Proceeds required to be allocated to the Other Applicable Indebtedness pursuant to the terms thereof (and the remaining amount, if any, of the Subject Proceeds shall be allocated to the Subject Loans in accordance with the terms hereof), and the amount of the prepayment of the Subject Loans that would have otherwise been required pursuant to this Section 2.11(b)(iii) shall be reduced accordingly and (2) to the extent the holders of the Other Applicable Indebtedness decline to have such Indebtedness Repaid, the declined amount shall promptly (and in any event within ten Business Days after the date of such rejection) be applied to prepay the Subject Loans in accordance with the terms hereof. (iv) With respect to any fiscal year of the Company after the Restatement Effective Date (commencing with the fiscal year ending June 30, 2022), solely if the Excess Cash Flow Prepayment Amount is greater than $0, then on or prior to the date that is five Business Days after the earlier of (i) the date on which the financial statements of the Company referred to in Section 5.01(a) for such fiscal year are required to be delivered to the Lenders and (ii) the date such financial statements are actually delivered, the Company shall offer to prepay (and, so long as not declined pursuant to Section 2.11(b)(v), shall prepay) Subject Loans in an amount equal to the Excess Cash Flow Prepayment Amount, as set forth in Section 2.11(b)(v) and Section 2.11(b)(vii); provided that if at the time that any such prepayment would be required, the Company (or any other Group Member) is also required to Repay any Other Applicable Indebtedness with any portion of the Excess Cash Flow Prepayment Amount, then the Company may apply such portion of the Excess Cash Flow Prepayment Amount on a pro rata basis (determined on the basis of the aggregate outstanding principal amount of the Loans and the relevant Other Applicable Indebtedness at such time so long as the portion of such Excess Cash Flow Prepayment Amount allocated to the Other Applicable Indebtedness shall not exceed the amount of such Excess Cash Flow Prepayment Amount required to be allocated to the Other Applicable Indebtedness pursuant to the terms thereof, and the remaining amount, if any, of such Excess Cash Flow Prepayment Amount shall be allocated to the Term Loans in accordance with the terms hereof) to the prepayment of the Term Loans and to the Repayment of the relevant Other Applicable Indebtedness, and the amount of prepayment of the Term Loans that would have otherwise been required pursuant to this Section 2.11(b)(iv) shall be reduced accordingly (provided, further, that to the extent the holders of Other Applicable Indebtedness decline to have such Indebtedness Repaid, the declined amount shall promptly (and in any event within ten Business Days after the date of such rejection) be applied to prepay the Term Loans in accordance with the terms hereof). (v) With respect to any prepayment of Term Loans pursuant to this Section 2.11(b), unless otherwise specified in the applicable Incremental Amendment, Loan Modification Agreement or Refinancing Amendment, any Term Lender, at its option, may elect not to accept such prepayment. The Company shall notify the Administrative Agent of any event giving rise to a prepayment under this Section 2.11(b) at least three Business Days prior to the date of such prepayment. Each such notice shall specify the date of such prepayment and provide a reasonably detailed calculation of the amount of such prepayment that is required to be made under this Section 2.11(b). Any Lender may decline to accept all (but not less than all) of its share of any such prepayment (the 95

“Retained Declined Proceeds”) by providing written notice to the Administrative Agent no later than two Business Days after the date of such Lender’s receipt of notice from the Administrative Agent regarding such prepayment. If the Lender does not give a notice to the Administrative Agent on or prior to such second Business Day informing the Administrative Agent that it declines to accept the applicable prepayment, then such Lender will be deemed to have accepted such prepayment. Such Lender’s Retained Declined Proceeds may be retained by the Company and thereafter shall not be subject to any prepayment obligation under this Section 2.11(b). (vi) Notwithstanding any other provisions of this Section 2.11(b), to the extent any or all of the Net Cash Proceeds of any Asset Sale by a Subsidiary of CUSA that is organized or incorporated under the laws of a jurisdiction located outside the United States of America, the Net Cash Proceeds of any Recovery Event received by such Subsidiary or Excess Cash Flow attributable to such Subsidiary, are prohibited or delayed by any applicable local law (including financial assistance, corporate benefit restrictions on upstreaming of cash intra group and the fiduciary and statutory duties of the directors of such Subsidiary) from being repatriated or passed on to or used for the benefit of CUSA or any applicable Domestic Subsidiary of CUSA or if CUSA has determined in good faith that repatriation of any such amount to CUSA or any such applicable Domestic Subsidiary would have material adverse tax consequences (including a material acceleration of the point in time when such earnings would otherwise be taxed) with respect to such amount, the portion of such Net Cash Proceeds or Excess Cash Flow so affected will not be required to be applied to prepay the Term Loans at the times provided in this Section 2.11(b) but may be retained by the applicable Subsidiary so long, but only so long, as the applicable local law will not permit repatriation or the passing on to or otherwise using for the benefit of CUSA or the applicable Domestic Subsidiary, or CUSA believes in good faith that such material adverse tax consequence would result, and once such repatriation of any of such affected Net Cash Proceeds or Excess Cash Flow is permitted under the applicable local law or CUSA determines in good faith such repatriation would no longer have such material adverse tax consequences, such repatriation will be promptly effected and such repatriated Net Cash Proceeds or Excess Cash Flow will be promptly (and in any event not later than five Business Days after such repatriation) applied (net of taxes payable or reasonably estimated to be payable as a result thereof) to the prepayment of the Term Loans pursuant to this Section 2.11(b) (provided that no such prepayment of the Term Loans pursuant to this Section 2.11(b) shall be required in the case of any such Net Cash Proceeds or Excess Cash Flow the repatriation of which CUSA believes in good faith would result in material adverse tax consequences, if on or before the date on which such Net Cash Proceeds so retained would otherwise have been required to be applied to reinvestments or prepayments (or such Excess Cash Flow would have been so required if it were Net Cash Proceeds), CUSA applies an amount equal to the amount of such Net Cash Proceeds or Excess Cash Flow to such reinvestments or prepayments as if such Net Cash Proceeds or Excess Cash Flow had been received by CUSA rather than such Subsidiary, less the amount of additional taxes that would have been payable or reserved against if such Net Cash Proceeds or Excess Cash Flow had been repatriated (or, if less, the Net Cash Proceeds or Excess Cash Flow that would be calculated if received by such Subsidiary)). (vii) Except as otherwise contemplated by this Agreement or provided in, or intended with respect to, any Refinancing Amendment, any Incremental Amendment or any Loan Modification Agreement (provided, that such Refinancing Amendment, 96

Incremental Amendment or Loan Modification Agreement may not, without the consent of the requisite Lenders in accordance with Section 9.02, provide that the applicable Class of Term Loans receive a greater than pro rata portion of mandatory prepayments of Term Loans pursuant to Section 2.11(b) than would otherwise be permitted by this Agreement), in each case effectuated or issued in a manner consistent with this Agreement, each prepayment of Term Loans pursuant to Section 2.11(b) shall be allocated ratably to each Class of Term Loans then outstanding which is pari passu with the Initial Term Loans in right of payment and with respect to security (provided that any prepayment of Term Loans with the Net Cash Proceeds of any Refinancing Indebtedness, Incremental Term Facility, Refinancing Term Loans or Incremental Equivalent Debt/Permitted Ratio Debt shall be applied to the applicable Class of Term Loans being refinanced or replaced). With respect to each relevant Class of Term Loans, all accepted prepayments under this Section 2.11(b) shall be applied against the remaining scheduled installments of principal due in respect of such Term Loans as directed by the Company (or, in the absence of direction from the Company, to the remaining scheduled amortization payments in respect of such Term Loans in direct order of maturity), and each such prepayment shall be paid to the Term Lenders in accordance with their respective Applicable Percentage (calculated solely on the basis of the outstanding Term Loans) of the applicable Class. If no Lender exercises the right to waive a prepayment of the Term Loans pursuant to Section 2.11(b)(v), the amount of such mandatory prepayment shall be applied first to the then outstanding Term Loans that are ABR Loans to the full extent thereof and then to the then outstanding Term Loans that are Term Benchmark Loans in a manner that minimizes the amount of any payments required to be made by the Company pursuant to Section 2.16. (c) All (i) prepayments of Initial2024 Refinancing Tranche B-1 Term Loans pursuant to Section 2.11(a)(i) or Section 2.11(b)(ii) effected on or prior to the six-month anniversary of the RestatementAmendment No. 2 Effective Date with the proceeds of a Repricing Transaction and (ii) amendments, amendments and restatements or other modifications of this Agreement on or prior to the six-month anniversary of the RestatementAmendment No. 2 Effective Date constituting Repricing Transactions in respect of any Initial2024 Refinancing Tranche B-1 Term Loans shall, in each case, be accompanied by a fee payable to the applicable 2024 Refinancing Tranche B-1 Term Lenders in an amount equal to 1.00% of the aggregate principal amount of the Initial2024 Refinancing Tranche B-1 Term Loans so prepaid, in the case of a transaction described in clause (i) of this paragraph, or 1.00% of the aggregate principal amount of the Initial2024 Refinancing Tranche B-1 Term Loans affected by such amendment, amendment and restatement or other modification (including any such 2024 Refinancing Tranche B-1 Term Loans assigned in connection with the replacement of a 2024 Refinancing Tranche B-1 Term Lender not consenting thereto), in the case of a transaction described in clause (ii) of this paragraph. Such fee shall be paid by the Company to the Administrative Agent, for the account of the applicable 2024 Refinancing Tranche B-1 Term Lenders in respect of the applicable Initial2024 Refinancing Tranche B-1 Term Loans, on the date of such prepayment or amendment. SECTION 2.12 Fees. (a) The Company agrees to pay to the Administrative Agent for the account of each applicable Lender in respect of such Lender’s Revolving Commitment, a commitment fee (the “Commitment Fee”), which shall accrue at the Applicable Rate applicable to the Commitment Fee on the daily amount of the Available Revolving Commitment of such Lender during the period from and including the Restatement Effective Date to but excluding the date on which such Revolving Commitment terminates. Commitment Fees accrued through and including the last day of March, June, September and December of each year shall be payable in arrears on the fifteenth (15th) day following 97 such last day and on the date on which the Revolving Commitments terminate, commencing on the first such date to occur after the Restatement Effective Date. All Commitment Fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). (b) The Company agrees to pay (i) to the Administrative Agent for the account of each Revolving Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue on the Dollar Amount of the daily maximum stated amount then available to be drawn under such Letters of Credit at the same Applicable Rate used to determine the interest rate applicable to Term Benchmark Revolving Loans, during the period from and including the Restatement Effective Date to but excluding the later of the date on which such Revolving Lender’s Revolving Commitment terminates and the date on which such Lender ceases to have any LC Exposure and (ii) to the relevant Issuing Bank for its own account a fronting fee with respect to each Letter of Credit issued by such Issuing Bank, which shall accrue at the rate of 0.125% per annum on the Dollar Amount of the daily maximum stated amount then available to be drawn under such Letter of Credit, during the period from and including the Restatement Effective Date to but excluding the later of the date of termination of the Revolving Commitments and the date on which there ceases to be any LC Exposure with respect to Letters of Credit issued by such Issuing Bank, as well as such Issuing Bank’s standard fees and commissions with respect to the issuance, amendment, cancellation, negotiation, transfer, presentment or extension of any Letter of Credit and other processing fees, and other standard costs and charges, of such Issuing Bank relating to the Letters of Credit as from time to time in effect. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the fifteenth (15th) day following such last day, commencing on the first such date to occur after the Restatement Effective Date; provided that all such fees shall be payable on the date on which the Revolving Commitments terminate and any such fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand. Any other fees payable to any Issuing Bank pursuant to this paragraph shall be payable within ten (10) days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). Participation fees and fronting fees in respect of Letters of Credit denominated in Dollars shall be paid in Dollars, and participation fees and fronting fees in respect of Letters of Credit denominated in a Foreign Currency shall be paid in Dollars in the Dollar Amount thereof. (c) The Company agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Company and the Administrative Agent. (d) All fees payable hereunder shall be paid on the dates due, in Dollars (except as otherwise expressly provided in this Section 2.12) and immediately available funds, to the Administrative Agent (or to the relevant Issuing Bank, in the case of fees payable to it) for distribution, in the case of Commitment Fees and participation fees, to the applicable Lenders. Unless separately agreed in writing, fees paid shall not be refundable under any circumstances. SECTION 2.13 Interest. (a) The Loans comprising each ABR Borrowing (including each Swingline Loan) shall bear interest at the Alternate Base Rate plus the Applicable Rate. 98

(b) The Loans comprising each Term Benchmark Borrowing shall bear interest at the Adjusted Term SOFR Rate or the Adjusted EURIBO Rate, as applicable, for the Interest Period in effect for such Borrowing plus the Applicable Rate. (c) Each RFR Loan shall bear interest at a rate per annum equal to the applicable Daily Simple RFR plus the Applicable Rate. (d) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by any Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section. (e) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of the Revolving Loans, upon termination of the Revolving Commitments; provided that (i) interest accrued pursuant to paragraph (d) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Term Benchmark Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion. (f) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Daily Simple RFR with respect to Pounds Sterling or the Alternate Base Rate only at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year). In each case interest shall be payable for the actual number of days elapsed (including the first day but excluding the last day). All interest hereunder on any Loan shall be computed on a daily basis based upon the outstanding principal amount of such Loan as of the applicable date of determination. The applicable Alternate Base Rate, Adjusted Term SOFR Rate, Term SOFR Rate, Adjusted EURIBO Rate, EURIBO Rate or Daily Simple RFR shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error. (g) The interest rates provided for in this Agreement, including this Section 2.13 are minimum interest rates. When entering into this Agreement, the parties have assumed that the interest payable at the rates set out in this Section or in other Sections of this Agreement is not and will not become subject to the Swiss Federal Withholding Tax. Notwithstanding that the parties do not anticipate that any payment of interest will be subject to the Swiss Federal Withholding Tax, they agree that, in the event that the Swiss Federal Withholding Tax should be imposed on interest payments, the payment of interest due by the Swiss Borrower shall, in line with and subject to Section 2.17, including the limitations therein, be increased to an amount which (after making any deduction of the Non-Refundable Portion (as defined below) of the Swiss Federal Withholding Tax) results in a payment to each Lender entitled to such payment of an amount equal to the payment which would have been due had no deduction of Swiss Federal Withholding Tax been required. For this purpose, the Swiss Federal Withholding Tax shall be calculated on the full grossed-up interest amount. For the purposes of this Section, “Non-Refundable Portion” shall mean Swiss Federal Withholding Tax at the standard rate (being, as at the Restatement Effective Date, 35%) unless a tax ruling issued by the Swiss 99

Federal Tax Administration (SFTA) confirms that, in relation to a specific Lender based on an applicable double tax treaty, the Non-Refundable Portion is a specified lower rate in which case such lower rate shall be applied in relation to such Lender. The Swiss Borrower shall provide to the Administrative Agent the documents required by law or applicable double taxation treaties for the Lenders to claim a refund of any Swiss Federal Withholding Tax so deducted. Section 2.17(f) applies equally to this Section 2.13(g). (h) Interest in respect of Loans denominated in Dollars shall be paid in Dollars, and interest in respect of Loans denominated in a Foreign Currency shall be paid in such Foreign Currency. SECTION 2.14 Alternate Rate of Interest. (a) Subject to clauses (b), (c), (d), (e) and (f) of this Section 2.14, if: (i) the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, that adequate and reasonable means do not exist for ascertaining the Adjusted Term SOFR Rate, the Term SOFR Rate, the Adjusted EURIBO Rate or the EURIBO Rate (including because the Relevant Screen Rate is not available or published on a current basis), for the applicable Agreed Currency and such Interest Period or (B) at any time, that adequate and reasonable means do not exist for ascertaining the applicable Daily Simple RFR or RFR, as applicable for the applicable Agreed Currency; or (ii) the Administrative Agent is advised by the Required Lenders that (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, the Adjusted Term SOFR Rate, the Term SOFR Rate, the Adjusted EURIBO Rate or the EURIBO Rate for the applicable Agreed Currency and such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for the applicable Agreed Currency and such Interest Period or (B) at any time, the applicable Daily Simple RFR or RFR, as applicable, for the applicable Agreed Currency will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for the applicable Agreed Currency; then the Administrative Agent shall give notice thereof to the applicable Borrower and the Lenders by telephone, telecopy or electronic mail as promptly as practicable thereafter and, until the Administrative Agent notifies the applicable Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (A) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Term Benchmark Borrowing shall be ineffective, (B) if any Borrowing Request requests a Term Benchmark Borrowing in Dollars, such Borrowing shall be made as an ABR Borrowing and (C) if any Borrowing Request requests a Term Benchmark Borrowing or an RFR Borrowing for the relevant rate above in a Foreign Currency, then such request shall be ineffective; provided that if the circumstances giving rise to such notice affect only one Type of Borrowings, then all other Types of Borrowings shall be permitted. Furthermore, if any Term Benchmark Loan or RFR Loan in any Agreed Currency is outstanding on the date of the applicable Borrower’s receipt of the notice from the Administrative Agent referred to in this Section 2.14(a) with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until the Administrative Agent notifies the Company and the Lenders that the circumstances giving rise to such notice no longer exist, (i) if such Term Benchmark Loan is denominated in Dollars, then on the last day of the Interest Period applicable to such Term 100

Benchmark Loan (or the next succeeding Business Day if such day is not a Business Day), such Term Benchmark Loan shall be converted by the Administrative Agent to, and shall constitute, an ABR Loan denominated in Dollars on such day, (ii) if such Term Benchmark Loan is denominated in any Agreed Currency other than Dollars, then such Term Benchmark Loan shall, on the last day of the Interest Period applicable to such Term Benchmark Loan (or the next succeeding Business Day if such day is not a Business Day) bear interest at the Central Bank Rate for the applicable Agreed Currency plus the Applicable Rate; provided that, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable Agreed Currency cannot be determined, any outstanding affected Term Benchmark Loans denominated in any Agreed Currency other than Dollars shall, at the applicable Borrower’s election prior to such day: (A) be prepaid by such Borrower on such day or (B) solely for the purpose of calculating the interest rate applicable to such Term Benchmark Loan, such Term Benchmark Loan denominated in any Agreed Currency other than Dollars shall be deemed to be a Term Benchmark Loan denominated in Dollars and shall accrue interest at the same interest rate applicable to Term Benchmark Loans denominated in Dollars at such time or (iii) if such RFR Loan is denominated in any Agreed Currency other than Dollars, then such RFR Loan shall bear interest at the Central Bank Rate for the applicable Agreed Currency plus the Applicable Rate; provided that, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable Agreed Currency cannot be determined, any outstanding affected RFR Loans denominated in any Agreed Currency, at the applicable Borrower’s election, shall either (A) be converted into ABR Loans denominated in Dollars (in an amount equal to the Dollar Amount of such Foreign Currency) immediately or (B) be prepaid in full immediately. (b) Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) of the definition of “Benchmark Replacement” with respect to Dollars for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (2) of the definition of “Benchmark Replacement” with respect to any Agreed Currency for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m., New York City time, on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. (c) Notwithstanding anything to the contrary herein or in any other Loan Document, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (d) The Administrative Agent will promptly notify the Company and the Lenders of (i) any occurrence of a Benchmark Transition Event, (ii) the implementation of any Benchmark 101

Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (e) below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.14, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.14. (e) Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR Rate or the EURIBO Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor. (f) Upon the Company’s receipt of notice of the commencement of a Benchmark Unavailability Period, any Borrower may revoke any request for a Term Benchmark Borrowing or RFR Borrowing of, conversion to or continuation of Term Benchmark Loans or RFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, either (x) such Borrower will be deemed to have converted any request for a Term Benchmark Borrowing denominated in Dollars into a request for a Borrowing of or conversion to ABR Loans or (y) any request for a Term Benchmark Borrowing or an RFR Borrowing denominated in a Foreign Currency shall be ineffective. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of ABR based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of ABR. Furthermore, if any Term Benchmark Loan or RFR Loan in any Agreed Currency is outstanding on the date of the Company’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until such time as a Benchmark Replacement for such Agreed Currency is implemented pursuant to this Section 2.14, (i) if such Term Benchmark Loan is denominated in Dollars, then on the last day of the Interest Period applicable to such Term Benchmark Loan (or the next succeeding Business Day if such day is not a Business Day), such Term Benchmark Loan shall be converted by the Administrative Agent to, and shall constitute, an ABR Loan denominated in Dollars on such day, (ii) if such Term Benchmark Loan is denominated in any Agreed Currency other than Dollars, then such Term Benchmark Loan shall, on the last day of the Interest Period applicable to such Term Benchmark Loan (or the next succeeding Business Day if such day is not a Business Day) bear interest at the Central Bank Rate for the applicable Agreed Currency plus the Applicable Rate; provided that, if the Administrative Agent determines (which determination shall be conclusive and binding 102 absent manifest error) that the Central Bank Rate for the applicable Agreed Currency cannot be determined, any outstanding affected Term Benchmark Loans denominated in any Agreed Currency other than Dollars shall, at the applicable Borrower’s election prior to such day: (A) be prepaid by such Borrower on such day or (B) solely for the purpose of calculating the interest rate applicable to such Term Benchmark Loan, such Term Benchmark Loan denominated in any Agreed Currency other than Dollars shall be deemed to be a Term Benchmark Loan denominated in Dollars and shall accrue interest at the same interest rate applicable to Term Benchmark Loans denominated in Dollars at such time or (iii) if such RFR Loan is denominated in any Agreed Currency other than Dollars, then such RFR Loan shall bear interest at the Central Bank Rate for the applicable Agreed Currency plus the Applicable Rate; provided that, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable Agreed Currency cannot be determined, any outstanding affected RFR Loans denominated in any Agreed Currency, at the applicable Borrower’s election, shall either (A) be converted into ABR Loans denominated in Dollars (in an amount equal to the Dollar Amount of such Foreign Currency) immediately or (B) be prepaid in full immediately. SECTION 2.15 Increased Costs. (a) If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, liquidity or similar requirement (including any compulsory loan requirement, insurance charge or other assessment) against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted EURIBO Rate) or any Issuing Bank; (ii) impose on any Lender or any Issuing Bank or the applicable offshore interbank market for the applicable Agreed Currency any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation therein; or (iii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (g) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, continuing, converting or maintaining any Loan or of maintaining its obligation to make any such Loan or to increase the cost to such Lender, such Issuing Bank or such other Recipient of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender, such Issuing Bank or such other Recipient hereunder, whether of principal, interest or otherwise, then the applicable Borrower will pay to such Lender, such Issuing Bank or such other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender, such Issuing Bank or such other Recipient, as the case may be, for such additional costs incurred or reduction suffered as reasonably determined by the Administrative Agent, such Lender or such Issuing Bank (which determination shall be made in good faith (and not on an arbitrary or capricious basis) and generally consistent with similarly situated customers of the Administrative Agent, such Lender or such Issuing Bank, as applicable, under agreements having provisions similar to this Section 2.15, after consideration of such factors as the Administrative Agent, such Lender or such Issuing Bank, as applicable, then reasonably determines to be relevant). 103

(b) If any Lender or any Issuing Bank determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or such Issuing Bank’s capital or on the capital of such Lender’s or such Issuing Bank’s holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit or Swingline Loans held by, such Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that which such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such Issuing Bank’s policies and the policies of such Lender’s or such Issuing Bank’s holding company with respect to capital adequacy and liquidity), then from time to time the applicable Borrower will pay to such Lender or such Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company for any such reduction suffered as reasonably determined by the Administrative Agent, such Lender or such Issuing Bank (which determination shall be made in good faith (and not on an arbitrary or capricious basis) and generally consistent with similarly situated customers of the Administrative Agent, such Lender or such Issuing Bank, as applicable, under agreements having provisions similar to this Section 2.15, after consideration of such factors as the Administrative Agent, such Lender or such Issuing Bank, as applicable, then reasonably determines to be relevant). (c) A certificate of a Lender or an Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or such Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Company and shall be conclusive absent manifest error. The Company shall pay, or cause the other Borrowers to pay, such Lender or such Issuing Bank, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof. (d) Failure or delay on the part of any Lender or any Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or such Issuing Bank’s right to demand such compensation; provided that the Company shall not be required to compensate a Lender or an Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or such Issuing Bank, as the case may be, notifies the Company of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or such Issuing Bank’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof. SECTION 2.16 Break Funding Payments. (a) With respect to Loans that are not RFR Loans, in the event of (i) the payment of any principal of any Term Benchmark Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default or as a result of any prepayment pursuant to Section 2.11), (ii) the conversion of any Term Benchmark Loan other than on the last day of the Interest Period applicable thereto, (iii) the failure to borrow, convert, continue or prepay any Term Benchmark Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.11(a) and is revoked in accordance therewith), (iv) the assignment of any Term Benchmark Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Company pursuant to Section 2.19 or Section 9.02(e) or (v) the failure by any Borrower to make any payment of any Loan or drawing under any Letter of Credit (or interest due thereof) denominated in a Foreign 104

Currency on its scheduled due date or any payment thereof in a different currency, then, in any such event, the Borrowers shall compensate each Lender for the loss, cost and expense attributable to such event (other than loss of anticipated profits). In the case of a Term Benchmark Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (x) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted Term SOFR Rate or the Adjusted EURIBO Rate, as applicable, that would have been applicable to such Loan (but not the Applicable Rate applicable thereto), for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (y) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for deposits in the applicable Agreed Currency of a comparable amount and period from other banks in the applicable offshore market for such Agreed Currency, whether or not such Term Benchmark Loan was in fact so funded. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section, and setting forth in reasonable detail the calculations used by such Lender to determine such amount or amounts, shall be delivered to the applicable Borrower and shall be conclusive absent manifest error. The applicable Borrower shall pay such Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof. (b) With respect to RFR Loans, in the event of (i) the payment of any principal of any RFR Loan other than on the Interest Payment Date applicable thereto (including as a result of an Event of Default or as a result of any prepayment pursuant to Section 2.11), (ii) the conversion of any RFR Loan other than on the Interest Payment Date applicable thereto, (iii) the failure to borrow, convert, continue or prepay any RFR Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.11(a) and is revoked in accordance therewith), (iv) the assignment of any RFR Loan other than on the Interest Payment Date applicable thereto as a result of a request by the Company pursuant to Section 2.19 or Section 9.02(e) or (v) the failure by any Borrower to make any payment of any Loan or drawing under any Letter of Credit (or interest due thereof) denominated in a Foreign Currency on its scheduled due date or any payment thereof in a different currency, then, in any such event, the Borrowers shall compensate each Lender for the loss, cost and expense attributable to such event (other than loss of anticipated profits). A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section, and setting forth in reasonable detail the calculations used by such Lender to determine such amount or amounts, shall be delivered to the applicable Borrower and shall be conclusive absent manifest error. The applicable Borrower shall pay such Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof. SECTION 2.17 Taxes. (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings 105 applicable to additional sums payable under this Section 2.17) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (b) Payment of Other Taxes by the Loan Parties. The relevant Loan Party shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for, Other Taxes. (c) Evidence of Payments. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 2.17, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (d) Indemnification by the Loan Parties. The Loan Parties shall indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the relevant Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(c) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (e). (f) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrowers and the Administrative Agent, at the time or times reasonably requested by the Borrowers or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrowers or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrowers or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrowers or the Administrative Agent as will enable the Borrowers or the Administrative Agent to determine whether or not such Lender is subject to any withholding Tax (including, for the avoidance of doubt, backup withholding and withholding pursuant to the Dutch Withholding Tax 106

Act 2021) or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.17(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. Solely with respect to a Revolving Loan or Revolving Commitment extended to a Borrower that is organized, incorporated or tax resident in Ireland, each Lender which becomes a party to this Agreement on the day on which this Agreement is entered into confirms that, on such date, it is an Irish Qualifying Lender. Solely with respect to a Revolving Loan or Revolving Commitment extended to a Borrower that is organized, incorporated or tax resident in Ireland, each Lender which becomes a party to this Agreement after the date of this Agreement shall indicate, in the Assignment and Assumption Agreement or Augmenting Lender Supplement which it executes on becoming a party which of the following categories it falls in: (x) an Irish Qualifying Lender (other than an Irish Treaty Lender); (y) an Irish Treaty Lender; or (z) not an Irish Qualifying Lender. If a Lender with a Revolving Loan or Revolving Commitment extended to a Borrower that is organized, incorporated or tax resident in Ireland fails to indicate its status in accordance with this Section 2.17(f), then such Lender shall be treated for the purposes of this Agreement (including by each Loan Party) as if it is not an Irish Qualifying Lender until such time as it notifies the Company which category applies. For the avoidance of doubt, an Assignment and Assumption Agreement or Augmenting Lender Supplement shall not be invalidated by any failure of a Lender to comply with this clause. (ii) Without limiting the generality of the foregoing, with respect to a Loan or Commitment extended to a U.S. Borrower that is organized in the United States: (A) any Lender that is a U.S. Person shall deliver to such Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of such Borrower or the Administrative Agent), an executed copy of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to such Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of such Borrower or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, an executed copy of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, 107 establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) in the case of a Foreign Lender claiming that its extension of credit will generate U.S. effectively connected income, an executed copy of IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit H-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of such Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) an executed copy of IRS Form W-8BEN or IRS Form W-8BEN-E; or (4) to the extent a Foreign Lender is not the beneficial owner, an executed copy of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-2 or Exhibit H-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to such Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of such Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit such Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to such Borrower and the Administrative 108

Agent at the time or times prescribed by law and at such time or times reasonably requested by such Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by such Borrower or the Administrative Agent as may be necessary for such Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Company and the Administrative Agent in writing of its legal inability to do so. (g) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.17 (including additional amounts paid pursuant to this Section 2.17), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.17 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including any Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (h) Defined Terms. For purposes of this Section 2.17, the term “Lender” includes each Issuing Bank and the term “applicable law” includes FATCA. (i) Compliance with Swiss Non-Bank Rules. Each Lender extending a Revolving Loan or Revolving Commitment to a Swiss Borrower confirms that it is a Qualifying Bank or, if not, a single (1) person only for the purpose of the Swiss Non-Bank Rules and any other Person that shall become a Lender or a Participant pursuant to Section 9.04 shall be deemed to have confirmed that it is a Qualifying Bank or, if not, a single (1) person only for the purpose of Swiss Non-Bank Rules. The Swiss Borrower may request a Lender with a Revolving Loan or Revolving Commitment extended to a Swiss Borrower to confirm (i) whether or not it is (and each of its Participants are) a Qualifying Bank or (ii) whether it (or any of its Participants) does count as a single (1) person for purposes of the Swiss Non-Bank Rules, if it reasonably believes that that Lender’s status has changed during the term of this Agreement. 109

(j) Certain FATCA Matters. For purposes of determining withholding Taxes imposed under FATCA, from and after September 23, 2014, the Loan Parties and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement and the Loans as not qualifying as “grandfathered obligations” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i). (k) VAT. (i) All amounts set out or expressed in a Loan Document to be payable by any Loan Party to any Credit Party which (in whole or in part) constitute the consideration for a supply or supplies for VAT purposes shall be deemed to be exclusive of any VAT which is chargeable on such supply or supplies, and accordingly, subject to Section 2.17(k)(iii), if VAT is or becomes chargeable on any supply made by any Credit Party to any Loan Party under a Loan Document, that Loan Party shall pay to the Credit Party (in addition to and at the same time as paying any other consideration for such supply) an amount equal to the amount of such VAT (and the relevant Credit Party shall promptly provide an appropriate VAT invoice to such Loan Party). (ii) Where a Loan Document requires any Loan Party to reimburse or indemnify a Credit Party for any cost or expense, that Loan Party shall reimburse or indemnify (as the case may be) such Credit Party for the full amount of such cost or expense, including such part as represents VAT, save to the extent that such Credit Party reasonably determines that it is entitled to credit or repayment in respect of such VAT from the relevant tax authority. (iii) If VAT is or becomes chargeable on any supply made by any Secured Party (the “Supplier”) to any other Secured Party (for purposes of this Section 2.17(k), the “Customer”) under a Loan Document, and any party other than the Customer (the “Relevant Party”) is required by the terms of any Loan Document to pay an amount equal to the consideration for that supply to the Supplier (rather than being required to reimburse or indemnify the Customer in respect of that consideration): (A) (where the Supplier is the person required to account to the relevant tax authority for the VAT) the Relevant Party must also pay to the Supplier (at the same time as paying that amount) an additional amount equal to the amount of the VAT. The Customer must (where this paragraph (A) applies) promptly pay to the Relevant Party an amount equal to any credit or repayment the Customer receives from the relevant tax authority which the Customer reasonably determines relates to the VAT chargeable on that supply; and (B) (where the Customer is the person required to account to the relevant tax authority for the VAT) the Relevant Party must promptly, following demand from the Customer, pay to the Customer an amount equal to the VAT chargeable on that supply but only to the extent that the Customer reasonably determines that it is not entitled to credit or repayment from the relevant tax authority in respect of that VAT. (iv) Any reference in this Section 2.17(k) to any Loan Party or Relevant Party shall, at any time when such Loan Party or Relevant Party is treated as a member of a group or unity (or fiscal unity) for VAT purposes, include (where appropriate and unless the context otherwise requires) a reference to the person who is treated at that 110 time as making the supply, or (as appropriate) receiving the supply, under the grouping rules (provided for in Article 11 of Council Directive of November 28, 2006 (2006/112/EC) (or as implemented by the relevant member state of the European Union or any other similar provision in any jurisdiction which is not a member state of the European Union) so that a reference to a Loan Party or Relevant Party shall be construed as a reference to that Loan Party or Relevant Party or the relevant group or unity (or fiscal unity) of which that Loan Party or Relevant Party is a member for VAT purposes at the relevant time or the relevant member (or head) of such group or unity (or fiscal unity) at such time (as the case may be). (v) In relation to any supply made by a Credit Party to any Loan Party under a Loan Document, if reasonably requested by such Credit Party, that Loan Party must promptly provide such Credit Party with details of that Loan Party’s VAT registration and such other information as is reasonably requested in connection with such Credit Party’s VAT reporting requirements in relation to such supply. (l) Survival. Each party’s obligations under this Section 2.17 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. (m) Irish Treaty Lenders. With respect to a Revolving Loan or Revolving Commitment extended to a Borrower that is organized, incorporated or tax resident in Ireland, an Irish Treaty Lender and the Company shall cooperate in completing any procedural formalities necessary for the Company to obtain authorization to make a payment to that Irish Treaty Lender without any deduction or withholding of any tax imposed by Ireland. SECTION 2.18 Payments Generally; Allocations of Proceeds; Pro Rata Treatment; Sharing of Set offs. (a) (i) Except with respect to principal of and interest on Loans denominated in a Foreign Currency, each Borrower shall make each payment or prepayment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.15, 2.16 or 2.17, or otherwise) in Dollars prior to 12:00 noon, New York City time, on the date when due or the date fixed for any prepayment hereunder and (ii) all payments with respect to principal and interest on Loans denominated in a Foreign Currency shall be made in such Foreign Currency not later than the Applicable Time specified by the Administrative Agent on the dates specified herein, in each case in immediately available funds, without set-off, recoupment or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made (i) in the same currency in which the applicable Credit Event was made (or where such currency has been converted to euro, in euro) and (ii) to the Administrative Agent at its offices at 10 South Dearborn Street, Chicago, Illinois 60603 or, in the case of a Credit Event denominated in a Foreign Currency, the Administrative Agent’s Foreign Currency Payment Office for such currency, except payments to be made directly to any Issuing Bank or Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.15, 2.16, 2.17 and 9.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments denominated in the same currency received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the 111 date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. Notwithstanding the foregoing provisions of this Section, if, after the making of any Credit Event in any Foreign Currency, currency control or exchange regulations are imposed in the country which issues such currency with the result that the type of currency in which the Credit Event was made (the “Original Currency”) no longer exists or any Borrower is not able to make payment to the Administrative Agent for the account of the Lenders in such Original Currency, then all payments to be made by such Borrower hereunder in such currency shall instead be made when due in Dollars in an amount equal to the Dollar Amount (as of the date of repayment) of such payment due, it being the intention of the parties hereto that the Borrowers take all risks of the imposition of any such currency control or exchange regulations. (b) At any time that payments are not required to be applied in the manner required by Section 7.03, if at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties. (c) At the election of the Administrative Agent, all payments of principal, interest, LC Disbursements, fees, premiums, reimbursable expenses (including, without limitation, all reimbursement for fees and expenses pursuant to Section 9.03), and other sums payable under the Loan Documents, may be paid from the proceeds of Borrowings made hereunder whether made following a request by a Borrower (or the Company on behalf of a Borrower) pursuant to Section 2.03 or a deemed request as provided in this Section or may be deducted from any deposit account of such Borrower maintained with the Administrative Agent. Each Borrower hereby irrevocably authorizes (i) the Administrative Agent to make a Borrowing for the purpose of paying each payment of principal, interest and fees as it becomes due hereunder or any other amount due under the Loan Documents and agrees that all such amounts charged shall constitute Loans (including Swingline Loans) and that all such Borrowings shall be deemed to have been requested pursuant to Sections 2.03 or 2.05, as applicable and (ii) the Administrative Agent to charge any deposit account of the relevant Borrower maintained with the Administrative Agent for each payment of principal, interest and fees as it becomes due hereunder or any other amount due under the Loan Documents. (d) If, except as expressly provided herein, any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements or Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements and Swingline Loans and accrued interest thereon than the proportion received by any other similarly situated Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in LC Disbursements and Swingline Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by all such Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in LC Disbursements and Swingline Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of 112 such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by any Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements and Swingline Loans to any assignee or participant, other than to the Company or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation. (e) Unless the Administrative Agent shall have received notice from the relevant Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the relevant Issuing Bank hereunder that such Borrower will not make such payment or prepayment, the Administrative Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the relevant Issuing Bank, as the case may be, the amount due. In such event, if such Borrower has not in fact made such payment, then each of the Lenders or the relevant Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or such Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the applicable Overnight Rate. (f) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.05(c), 2.06(d) or (e), 2.07(b), 2.18(e) or 9.03(b), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), (i) apply any amounts thereafter received by the Administrative Agent for the account of such Lender and for the benefit of the Administrative Agent, the Swingline Lender or the Issuing Banks to satisfy such Lender’s obligations to it under such Section until all such unsatisfied obligations are fully paid and/or (ii) hold any such amounts in a segregated account over which the Administrative Agent shall have exclusive control as cash collateral for, and application to, any future funding obligations of such Lender under any such Section; in the case of each of clauses (i) and (ii) above, in any order as determined by the Administrative Agent in its discretion. SECTION 2.19 Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 2.15, or if any Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.13(g) or Section 2.17, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.13(g), 2.15 or 2.17, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Company hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) If (i) any Lender requests compensation under Section 2.15, (ii) any Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17 or (iii) any Lender becomes a 113

Defaulting Lender, then the Company may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights (other than its existing rights to payments pursuant to Section 2.15 or 2.17) and obligations under this Agreement and the other Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Company shall have received the prior written consent of the Administrative Agent (and if a Revolving Commitment is being assigned, the Issuing Banks and the Swingline Lender), which consent shall not unreasonably be withheld, conditioned or delayed, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Company (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to Section 2.13(g) or Section 2.17, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Company to require such assignment and delegation cease to apply. Each party hereto agrees that (i) an assignment required pursuant to this paragraph may be effected pursuant to an Assignment and Assumption executed by the Company, the Administrative Agent and the assignee (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and such parties are participants), and (ii) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to and be bound by the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender, provided that any such documents shall be without recourse to or warranty by the parties thereto. SECTION 2.20 Incremental Facilities. (a) The Borrowers may, at any time, on one or more occasions on or after the Restatement Effective Date pursuant to an Incremental Amendment (i) add one or more new Classes of term facilities and/or increase the principal amount of the Term Loans of any existing Class by requesting new commitments to provide such Term Loans (any such new Class or increase, an “Incremental Term Facility” and any loan made pursuant to any Incremental Term Facility, “Incremental Term Loans”) and/or (ii) increase the aggregate amount of the Revolving Commitments (an “Incremental Revolving Facility” and, together with any Incremental Term Facility, “Incremental Facilities”; and the loans thereunder, “Incremental Revolving Loans” and any Incremental Revolving Loans, together with any Incremental Term Loans, “Incremental Loans”) in an aggregate outstanding principal amount not to exceed the Incremental Cap; provided that: (i) no Incremental Commitment in respect of any Incremental Term Facility may be in an amount that is less than $25,000,000 (or such lesser amount to which the Administrative Agent may reasonably agree), (ii) except as the Company and any Lender may separately agree, no Lender shall be obligated to provide any Incremental Commitment, and the determination to 114 provide any Incremental Commitment shall be within the sole and absolute discretion of such Lender, (iii) no Incremental Facility or Incremental Loan (nor the creation, provision or implementation thereof) shall require the approval of any existing Lender other than in its capacity, if any, as a lender providing all or part of any Incremental Commitment or Incremental Loan, (iv) except as otherwise permitted herein (including with respect to margin, pricing (including any MFN provision), maturity, Weighted Average Life to Maturity and fees), the terms of any Incremental Term Facility, if not substantially consistent with those applicable to any then-existing Term Loans, must be reasonably acceptable to the Administrative Agent (it being agreed that any terms contained in such Incremental Term Facility (x) which are applicable only after the then-existing Latest Maturity Date and/or (y) that are, taken as a whole, more favorable to the lenders or the agent of such Incremental Term Facility than those contained in the Loan Documents and are then conformed (or added) to the Loan Documents for the benefit of the Term Lenders or the Administrative Agent, as applicable, pursuant to the applicable Incremental Amendment shall, in each case be deemed to be satisfactory to the Administrative Agent; provided, that in the event any such Incremental Term Facility includes a financial covenant, then such financial covenant shall be added for the benefit of the Term Lenders), (v) the All-In Yield (and the components thereof) applicable to any Incremental Facility shall be determined by the applicable Borrower and the lender or lenders providing such Incremental Facility; provided that the All-In Yield applicable to any Incremental Term Facility (A) denominated in Dollars which are secured on a pari passu basis with the Initial Term Loans may not be more than 0.50% per annum higher than the All-In Yield applicable to the Initial Tranche B-1 Term Loans unless the Applicable Rate (and/or, as provided in the proviso below, the Alternate Base Rate floor or Adjusted Term SOFR Rate floor) with respect to the Initial Tranche B-1 Term Loans is adjusted such that the All-In Yield on the Initial Term Loans is not more than 0.50% per annum less than the All-In Yield with respect to such Incremental Facility (the “Dollar MFN Protection”) and (B) denominated in Euros which are secured on a pari passu basis with the Initial Term Loans may not be more than 0.50% per annum higher than the All-In Yield applicable to the Initial Tranche B-2 Term Loans unless the Applicable Rate (and/or, as provided in the proviso below, the Alternate Base Rate floor or Adjusted Term SOFR Rate floor) with respect to the Initial Tranche B-2 Term Loans is adjusted such that the All-In Yield on the Initial Tranche B-2 Term Loans is not more than 0.50% per annum less than the All-In Yield with respect to such Incremental Facility (the “Euro MFN Protection” and, together with the Dollar MFN Protection, collectively, the “MFN Protection”); provided, further, that any increase in All-In Yield applicable to any Initial Term Loan due to the application or imposition of an Alternate Base Rate floor, Adjusted EURIBO Rate floor or Adjusted Term SOFR Rate floor on any such Incremental Term Loan may, at the election of the applicable Borrower, be effected through an increase in the Alternate Base Rate floor or Adjusted Term SOFR Rate floor applicable to such Initial Term Loan; provided, further that, the MFN Protection shall not apply with respect to any Incremental Facility incurred following the date that is the one-year anniversary of the Restatement Effective Date, 115

(vi) the final maturity date with respect to any Class of Incremental Term Loans shall be no earlier than the Latest Maturity Date, (vii) the Weighted Average Life to Maturity of any Incremental Term Facility shall be no shorter than the remaining Weighted Average Life to Maturity of any then-existing tranche of Term Loans (without giving effect to any prepayment thereof), (viii) subject to clauses (vi) and (vii) above, any Incremental Term Facility may otherwise have an amortization schedule as determined by the applicable Borrower and the lenders providing such Incremental Term Facility, (ix) subject to clause (v) above, to the extent applicable, any fees payable in connection with any Incremental Facility shall be determined by the applicable Borrower and the arrangers and/or lenders providing such Incremental Facility, (x) (A) any Incremental Term Facility or Incremental Revolving Facility may rank pari passu with or junior to any then-existing tranche of Term Loans or Revolving Loans, as applicable, in right of payment and/or security or may be unsecured (and to the extent the relevant Incremental Facility is unsecured or secured on a junior basis to the such Term Loans or Revolving Loans, will be established pursuant to a separate agreement from this Agreement and to the extent the relevant Incremental Facility is secured on a junior basis to the Initial Term Loans, it shall be subject to an Intercreditor Agreement), (B) with respect to any Incremental Facility that ranks junior to any then-existing tranche of Term Loans or Revolving Loan in right of payment and/or security or is unsecured, such Incremental Facility shall not require amortization prior to the Latest Maturity Date and the maturity date shall be no earlier than one hundred and eighty-one (181) days following the Latest Maturity Date and (C) no Incremental Facility may be (x) guaranteed by any Subsidiary which is not a Loan Party or (y) secured by any asset of the Company or any Subsidiary other than the Collateral, (xi) (A) no Event of Default shall exist immediately prior to or after giving effect to such Incremental Facility (provided, that, notwithstanding the foregoing, if the Company shall have made an LCT Election in accordance with Section 1.11, no Event of Default shall existing immediately prior to the LCT Test Date and no Specified Event of Default shall exist immediately prior to or after giving effect to such Incremental Facility), and (B) the representations and warranties of the Loan Parties (or, if agreed to by the lenders thereof, customary “SunGard” representations and warranties) set forth in this Agreement and the other Loan Documents shall be true and correct in all material respects (or if qualified by materiality or Material Adverse Effect, in all respects) on and as of the date such Incremental Facility becomes effective with the same effect as though such representations and warranties had been made on and as of such date; provided that to the extent that any representation and warranty specifically refers to a given date or period, it shall be true and correct in all material respects as of such date or for such period; (xii) any Incremental Term Facility may participate (A) in any voluntary prepayment of Term Loans as set forth in Section 2.11(a)(i) and (B) in any mandatory prepayment of Term Loans as set forth in Section 2.11(b), in each case, to the extent provided in such Sections, 116

(xiii) the proceeds of any Incremental Facility may be used for working capital and/or purchase price adjustments and other general corporate purposes and any other use not prohibited by this Agreement, and (xiv) on the date of the Borrowing of any Incremental Term Loans that will be of the same Class as any then-existing Class of Term Loans, and notwithstanding anything to the contrary set forth in Sections 2.08 or 2.13, such Incremental Term Loans shall be added to (and constitute a part of, be of the same Type as and, at the election of the Company, have the same Interest Period as) each Borrowing of outstanding Term Loans of such Class on a pro rata basis (based on the relative sizes of such Borrowings), so that each Term Lender providing such Incremental Term Loans will participate proportionately in each then-outstanding Borrowing of Term Loans of such Class; it being acknowledged that the application of this clause (a)(xiv) may result in new Incremental Term Loans having an Interest Period (the duration of which may be less than one month) that begins during an Interest Period then applicable to outstanding Term Benchmark Loans of the relevant Class and which ends on the last day of such Interest Period. (b) Incremental Commitments may be provided by any existing Lender, or by any other eligible assignee (any such other lender being called an “Incremental Lender”); provided that the Administrative Agent (and, in the case of any Incremental Revolving Facility, the Swingline Lender and any Issuing Bank) shall have a right to consent (such consent not to be unreasonably withheld or delayed) to the relevant Incremental Lender’s provision of Incremental Commitments if such consent would be required under Section 9.04 for an assignment of Loans to such Incremental Lender, mutatis mutandis, to the same extent as if the relevant Incremental Commitments and related Obligations had been acquired by such Lender by way of assignment. (c) Each Lender or Incremental Lender providing a portion of any Incremental Commitment shall execute and deliver to the Administrative Agent and the Company all such documentation (including the relevant Incremental Amendment) as may be reasonably required by the Administrative Agent to evidence and effectuate such Incremental Commitment. On the effective date of such Incremental Commitment, each Incremental Lender shall become a Lender for all purposes in connection with this Agreement. (d) As conditions precedent to the effectiveness of any Incremental Facility or the making of any Incremental Loans, (i) upon its request, the Administrative Agent shall be entitled to receive customary written opinions of counsel, as well as such reaffirmation agreements, supplements and/or amendments as it shall reasonably require, (ii) the Administrative Agent shall be entitled to receive, from each Incremental Lender, an Administrative Questionnaire and such other documents as it shall reasonably require from such Incremental Lender, (iii) the Administrative Agent, on behalf of the Incremental Lenders, or the Incremental Lenders, as applicable, shall have received the amount of any fees payable to the Incremental Lenders in respect of such Incremental Facility or Incremental Loans, (iv) subject to Section 2.20(h), the Administrative Agent shall have received a Borrowing Request as if the relevant Incremental Loans were subject to Section 2.03 or another written request the form of which is reasonably acceptable to the Administrative Agent (it being understood and agreed that the requirement to deliver a Borrowing Request shall not result in the imposition of any additional condition precedent to the availability of the relevant Incremental Loans) and (v) the Administrative Agent shall be entitled to receive a certificate of the Company signed by a Financial Officer thereof (A) certifying and attaching a copy of the resolutions adopted by the governing body of the applicable Borrower approving or consenting to such Incremental Facility or Incremental Loans 117 and (B) to the extent applicable, certifying that the condition set forth in clause (a)(xi) above has been satisfied. (e) Upon the implementation of any Incremental Revolving Facility pursuant to this Section 2.22: (i) each Revolving Lender immediately prior to such increase will automatically and without further act be deemed to have assigned to each relevant Incremental Revolving Facility Lender, and each relevant Incremental Revolving Facility Lender will automatically and without further act be deemed to have assumed a portion of such Revolving Lender’s participations hereunder in outstanding Letters of Credit and Swingline Loans such that, after giving effect to each deemed assignment and assumption of participations, all of the Revolving Lenders’ (including each Incremental Revolving Facility Lender) (A) participations hereunder in Letters of Credit and (B) participations hereunder in Swingline Loans shall be held on a pro rata basis on the basis of their respective Revolving Commitments (after giving effect to any increase in the Revolving Commitment pursuant to this Section 2.20); and (ii) the existing Revolving Lenders shall assign Revolving Loans to certain other Revolving Lenders (including the Revolving Lenders providing the relevant Incremental Revolving Facility), and such other Revolving Lenders (including the Revolving Lenders providing the relevant Incremental Revolving Facility) shall purchase such Revolving Loans, in each case to the extent necessary so that all of the Revolving Lenders participate in each outstanding Borrowing of Revolving Loans pro rata on the basis of their respective Revolving Commitments (after giving effect to any increase in the Revolving Commitment pursuant to this Section 2.20); it being understood and agreed that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to this clause (i); and (f) On the date of effectiveness of any Incremental Revolving Facility, the maximum amount of LC Exposure and/or Swingline Loans, as applicable, permitted hereunder shall increase by an amount, if any, agreed upon by the Company, the Administrative Agent and the relevant Issuing Bank and/or the Swingline Lender, as applicable. (g) The Lenders hereby irrevocably authorize the Administrative Agent to enter into any Incremental Amendment and/or any amendment to any other Loan Document as may be necessary in order to establish new Classes or sub-Classes in respect of Loans or commitments pursuant to this Section 2.20, such technical amendments as may be necessary or appropriate in the reasonable opinion of the Administrative Agent and the Company in connection with the establishment of such new Classes or sub-Classes, in each case on terms consistent with this Section 2.20 and such other amendments as are described in Section 9.02. (h) Notwithstanding anything to the contrary in this Section 2.20 or in any other provision of any Loan Document, if the proceeds of any Incremental Facility are intended to be applied to finance a Permitted Acquisition or other similar Investment and the lenders providing such Incremental Facility so agree, the availability thereof shall be subject to customary “SunGard” or “certain funds” conditionality. 118

(i) This Section 2.20 shall supersede any provision in Section 2.18(c) or 9.02 to the contrary. SECTION 2.21 Reserved. SECTION 2.22 Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due from any Borrower hereunder in the currency expressed to be payable herein (the “specified currency”) into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the specified currency with such other currency at the Administrative Agent’s main New York City office on the Business Day preceding that on which final, non-appealable judgment is given. The obligations of each Borrower in respect of any sum due to any Lender or the Administrative Agent hereunder shall, notwithstanding any judgment in a currency other than the specified currency, be discharged only to the extent that on the Business Day following receipt by such Lender or the Administrative Agent (as the case may be) of any sum adjudged to be so due in such other currency such Lender or the Administrative Agent (as the case may be) may in accordance with normal, reasonable banking procedures purchase the specified currency with such other currency. If the amount of the specified currency so purchased is less than the sum originally due to such Lender or the Administrative Agent, as the case may be, in the specified currency, each Borrower agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender or the Administrative Agent, as the case may be, against such loss, and if the amount of the specified currency so purchased exceeds (a) the sum originally due to any Lender or the Administrative Agent, as the case may be, in the specified currency and (b) any amounts shared with other Lenders as a result of allocations of such excess as a disproportionate payment to such Lender under Section 2.18, such Lender or the Administrative Agent, as the case may be, agrees to remit such excess to such Borrower. SECTION 2.23 Designation of Subsidiary Borrowers. The Initial Subsidiary Borrowers shall continue as Subsidiary Borrowers party to this Agreement until the Company shall have executed and delivered to the Administrative Agent a Borrowing Subsidiary Termination with respect to any such Subsidiary, whereupon such Subsidiary shall cease to be a Subsidiary Borrower and a party to this Agreement. After the Restatement Effective Date, the Company may at any time and from time to time designate any Eligible Subsidiary as a Subsidiary Borrower by delivery to the Administrative Agent of a Borrowing Subsidiary Agreement executed by such Subsidiary and the Company and the satisfaction of the other conditions precedent set forth in Section 4.03, and upon such delivery and satisfaction such Subsidiary shall for all purposes of this Agreement be a Subsidiary Borrower and a party to this Agreement. Each Subsidiary Borrower shall remain a Subsidiary Borrower until the Company shall have executed and delivered to the Administrative Agent a Borrowing Subsidiary Termination with respect to such Subsidiary, whereupon such Subsidiary shall cease to be a Subsidiary Borrower and a party to this Agreement. Notwithstanding the preceding sentence, no Borrowing Subsidiary Termination will become effective as to any Subsidiary Borrower at a time when any principal of or interest on any Loan to such Borrower shall be outstanding hereunder, provided that such Borrowing Subsidiary Termination shall be effective to terminate the right of such Subsidiary Borrower to make further Borrowings under this Agreement. As soon as practicable upon receipt of a Borrowing Subsidiary Agreement, the Administrative Agent shall furnish a copy thereof to each Lender. SECTION 2.24 Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender: 119

(a) fees shall cease to accrue on the unfunded portion of the Commitment of such Defaulting Lender pursuant to Section 2.12(a); (b) any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 7.03 or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 9.08 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any Issuing Bank or the Swingline Lender hereunder; third, to cash collateralize LC Exposure with respect to such Defaulting Lender in accordance with this Section; fourth, as the Company may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Company, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) cash collateralize future LC Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with this Section; sixth, to the payment of any amounts owing to the Lenders, the Issuing Banks or the Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, any Issuing Bank or the Swingline Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement or under any other Loan Document; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to any Borrower as a result of any judgment of a court of competent jurisdiction obtained by such Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement or under any other Loan Document; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or LC Disbursements in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and LC Disbursements owed to, all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or LC Disbursements owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in the Borrowers’ obligations corresponding to such Defaulting Lender’s LC Exposure and Swingline Loans are held by the Lenders pro rata in accordance with the Commitments without giving effect to clause (d) below. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to this Section shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto; (c) the Commitment and Revolving Credit Exposure of such Defaulting Lender shall not be included in determining whether the Required Lenders or the Required Revolving Lenders have taken or may take any action hereunder (including any consent to any amendment, waiver or other modification pursuant to Section 9.02); provided, that any amendment, waiver or other modification requiring the consent of all Lenders or all Lenders directly affected thereby shall not, except as otherwise provided in Section 9.02, require the consent of such Defaulting Lender in accordance with the terms hereof; 120

(d) if any Swingline Exposure or LC Exposure exists at the time such Lender becomes a Defaulting Lender then: (i) all or any part of the Swingline Exposure and LC Exposure of such Defaulting Lender (other than, in the case of a Defaulting Lender that is the Swingline Lender, the portion of such Swingline Exposure referred to in clause (b) of the definition of such term) shall be reallocated among the non-Defaulting Lenders in accordance with their respective Applicable Percentages but only to the extent that (x) the sum of all non-Defaulting Lenders’ Revolving Credit Exposures plus such Defaulting Lender’s Swingline Exposure and LC Exposure does not exceed the total of all non-Defaulting Lenders’ Revolving Commitments and (y) no Event of Default has occurred and is continuing at such time; (ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Company shall within one (1) Business Day following notice by the Administrative Agent (x) first, prepay such Swingline Exposure and (y) second, cash collateralize for the benefit of each Issuing Bank only the Borrowers’ obligations corresponding to such Defaulting Lender’s LC Exposure (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 2.06(j) for so long as such LC Exposure is outstanding; (iii) if the Company cash collateralizes any portion of such Defaulting Lender’s LC Exposure pursuant to clause (ii) above, the Borrowers shall not be required to pay any fees to such Defaulting Lender pursuant to Section 2.12(b) with respect to such Defaulting Lender’s LC Exposure during the period such Defaulting Lender’s LC Exposure is cash collateralized; (iv) if the LC Exposure of the non-Defaulting Lenders is reallocated pursuant to clause (i) above, then the fees payable to the Lenders pursuant to Section 2.12(a) and Section 2.12(b) shall be adjusted in accordance with such non-Defaulting Lenders’ Applicable Percentages; and (v) if all or any portion of such Defaulting Lender’s LC Exposure is neither reallocated nor cash collateralized pursuant to clause (i) or (ii) above, then, without prejudice to any rights or remedies of any Issuing Bank or any other Lender hereunder, all letter of credit fees payable under Section 2.12(b) with respect to such Defaulting Lender’s LC Exposure shall be payable to the relevant Issuing Bank until and to the extent that such LC Exposure is reallocated and/or cash collateralized; and (e) so long as such Lender is a Defaulting Lender, the Swingline Lender shall not be required to fund any Swingline Loan and no Issuing Bank shall be required to issue, amend or increase any Letter of Credit, unless it is satisfied that the related exposure and the Defaulting Lender’s then outstanding LC Exposure will be 100% covered by the Revolving Commitments of the non-Defaulting Lenders and/or cash collateral will be provided by the Company in accordance with Section 2.24(d), and Swingline Exposure related to any such newly made Swingline Loan or LC Exposure related to any newly issued or increased Letter of Credit shall be allocated among non-Defaulting Lenders in a manner consistent with Section 2.24(d)(i) (and such Defaulting Lender shall not participate therein). If (i) a Bankruptcy Event or a Bail-In Action with respect to any Lender Parent shall occur following the Original Effective Date and for so long as such event shall continue or (ii) the Swingline 121

Lender or any Issuing Bank has a good faith belief that any Lender has defaulted in fulfilling its obligations under one or more other agreements in which such Lender commits to extend credit, the Swingline Lender shall not be required to fund any Swingline Loan and no Issuing Bank shall be required to issue, amend or increase any Letter of Credit, unless the Swingline Lender or the relevant Issuing Bank, as the case may be, shall have entered into arrangements with the Company or such Lender, satisfactory to the Swingline Lender or such Issuing Bank, as the case may be, to defease any risk to it in respect of such Lender hereunder. In the event that the Administrative Agent, the Company, the Swingline Lender and each Issuing Bank each agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Swingline Exposure and LC Exposure of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Revolving Commitment and on such date such Lender shall purchase at par such of the Revolving Loans of the other Lenders (other than Swingline Loans) as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Applicable Percentage, whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Company while that Lender was a Defaulting Lender; provided, further, that, except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. SECTION 2.25 Loan Modification Offers. (a) The Company may on one or more occasions, by written notice to the Administrative Agent, make one or more offers (each, a “Loan Modification Offer”) to all the Lenders of one or more Classes (each Class subject to such a Loan Modification Offer, an “Affected Class”) to make one or more Permitted Amendments pursuant to procedures reasonably specified by the Administrative Agent and reasonably acceptable to the Company. Such notice shall set forth (i) the terms and conditions of the requested Permitted Amendment and (ii) the date on which such Permitted Amendment is requested to become effective (which shall not be less than ten (10) Business Days nor more than thirty (30) Business Days after the date of such notice, unless otherwise agreed to by the Administrative Agent). Permitted Amendments shall become effective only with respect to the Loans and Commitments of the Lenders of the Affected Class that accept the applicable Loan Modification Offer (such Lenders, the “Accepting Lenders”) and, in the case of any Accepting Lender, only with respect to such Lender’s Loans and Commitments of such Affected Class as to which such Lender’s acceptance has been made. With respect to all Permitted Amendments consummated by the Company pursuant to this Section 2.25, (i) such Permitted Amendments shall not constitute voluntary or mandatory payments or prepayments for purposes of Section 2.11 and (ii) any Loan Modification Offer, unless contemplating a Maturity Date already in effect hereunder pursuant to a previously consummated Permitted Amendment, must be in a minimum amount of (i) not less than $25,000,000 or €25,000,000 and (ii) an integral multiple of $5,000,000 in excess thereof (or such lesser amount as may be approved by the Administrative Agent in its reasonable discretion); provided that the Company may at its election specify as a condition (a “Minimum Extension Condition”) to consummating any such Permitted Amendment that a minimum amount (to be determined and specified in the relevant Loan Modification Offer in the Company’s sole discretion and which may be waived by the Company) of Commitments or Loans of any or all Affected Classes be extended. (b) A Permitted Amendment shall be effected pursuant to a Loan Modification Agreement executed and delivered by the Company, each applicable Accepting Lender and the 122

Administrative Agent; provided that, no Permitted Amendment shall become effective unless (i) no Event of Default shall have occurred and be continuing on the date of effectiveness thereof, (ii) on the date of effectiveness thereof, the representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct (x) in the case of the representations and warranties qualified as to materiality, in all respects and (y) otherwise, in all material respects, in each case on and as of such date, except in the case of any such representation and warranty that specifically relates to an earlier date, in which case such representation and warranty shall be so true and correct on and as of such earlier date, (iii) the Company shall have delivered to the Administrative Agent (x) such legal opinions, board resolutions, secretary’s certificates, officer’s certificates and other documents as shall reasonably be requested by the Administrative Agent in connection therewith and (y) such reaffirmation agreements and/or such amendments to the Collateral Documents as may be reasonably requested by the Administrative Agent in order to ensure that the Loans and Commitments subject to such Loan Modification Offer are provided with the benefit of the applicable Loan Documents and (iv) any applicable Minimum Extension Condition shall be satisfied (unless waived by the Company). The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Loan Modification Agreement. Each Loan Modification Agreement may, without the consent of any Lender other than the applicable Accepting Lenders (and with the consent of the Administrative Agent), effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to give effect to the provisions of this Section, including any amendments necessary to treat the applicable Loans and/or Commitments of the Accepting Lenders as a new Class of loans and/or commitments hereunder; provided that, in the case of any Loan Modification Offer relating to Revolving Commitments or Revolving Loans, (i) all Borrowings, all prepayments of Loans and all reductions of Commitments shall continue to be made on a ratable basis among all Lenders, based on the relative amounts of their Commitments (i.e., both extended and non-extended), until the repayment of the Loans attributable to the non-extended Commitments (and the termination of the non-extended Commitments) on the relevant Maturity Date, (ii) except as otherwise agreed to by each Issuing Bank and the Swingline Lender, the allocation of the participation exposure with respect to any then-existing or subsequently issued or made Letter of Credit or Swingline Loan as between the commitments of such new Class and the remaining Revolving Commitments shall be made on a ratable basis as between the commitments of such new Class and the remaining Revolving Commitments, (iii) the Availability Period and the Maturity Date, as such terms are used with reference to Letters of Credit or Swingline Loans, may not be extended without the prior written consent of each Issuing Bank or the Swingline Lender, as applicable and (iv) at no time shall there be more than three (3) Classes of Revolving Commitments hereunder, unless otherwise agreed by the Administrative Agent. (c) Without limiting the foregoing, in connection with any Loan Modification Agreement the applicable Loan Parties shall (at their expense) amend (and the Administrative Agent is hereby directed by the Lenders to amend) any Mortgage that has a maturity date prior to the maturity date specified by such Loan Modification Agreement, so that such maturity date referenced therein is extended to the later of the maturity date specified by such Loan Modification Agreement (or such later date as may be advised by local counsel to the Administrative Agent). (d) This Section 2.25 shall supersede any provisions in Section 2.18(c) or Section 9.02 to the contrary. SECTION 2.26 Refinancing Facility. 123

(a) Revolver Refinancing Facility. On one or more occasions after the Restatement Effective Date, the Company may obtain, from any Lender or any other bank, financial institution or other institutional lender or investor (other than an Ineligible Institution) that agrees to provide any portion of any Refinancing Revolving Commitment consisting of Credit Agreement Refinancing Debt, pursuant to a Refinancing Amendment in accordance with this Section 2.26(a) (each, an “Additional Refinancing Revolving Lender”) (provided that the Administrative Agent, each Issuing Bank and the Swingline Lender shall have consented (not to be unreasonably withheld) to such Lender or Additional Refinancing Revolving Lender providing such Refinancing Revolving Commitments, to the extent such consent, if any, would be required under Section 9.04(b) for an assignment of Loans or Commitments, as applicable, to such Lender or Additional Refinancing Revolving Lender), in respect of all or any portion of any Class of Revolving Loans (or unused Revolving Commitments (which, for purposes of this Section, shall include Incremental Revolving Commitments and Refinancing Revolving Commitments)) then outstanding under this Agreement, in the form of Refinancing Revolving Commitments or Refinancing Revolving Loans pursuant to a Refinancing Amendment; provided that, notwithstanding anything to the contrary in this Section 2.26 or otherwise: (i) subject to the provisions of Section 2.25(b) to the extent dealing with Swingline Loans and Letters of Credit which mature or expire after a maturity date when there exist Refinancing Revolving Commitments with a longer maturity date, all Swingline Loans and Letters of Credit shall be participated on a pro rata basis by all Lenders with Commitments in accordance with their percentage of the Revolving Commitments (and except as provided in Section 2.25(b), without giving effect to changes thereto on an earlier maturity date with respect to Swingline Loans and Letters of Credit theretofore incurred or issued); (ii) in the case of any Refinancing Revolving Commitments, substantially concurrently with the effectiveness thereof, all the Revolving Commitments then in effect shall be terminated, and all the Revolving Loans then outstanding, together with all interest thereon, and all other amounts accrued for the benefit of the Revolving Lenders, shall be repaid or paid (it being understood, however, that any Letters of Credit may continue to be outstanding hereunder), and the aggregate amount of such Refinancing Revolving Commitments does not exceed the aggregate amount of the Revolving Commitments so terminated; and (iii) assignments and participations of Refinancing Revolving Commitments and Refinancing Revolving Loans shall be governed by the same assignment and participation provisions applicable to Revolving Commitments and Revolving Loans. (b) Term Loan Refinancing Facility. The Company may, subject to the terms hereof, at any time or from time to time after the Restatement Effective Date, enter into Refinancing Amendment to effect a refinancing or replacement of all or any portion of the Term Loans. Each such refinancing or replacement may, at the Company’s option, be in the form of one or more series of senior secured loans or notes (each of which may be secured by the Collateral on a pari passu or junior basis to the Obligations), or with one or more series of unsecured loans or notes (collectively, the “Term Replacement Financing”, and if in the form of loans “Refinancing Term Loans” and if in the form of notes “Term Refinancing Notes”); provided that (i) Refinancing Term Loans shall consist of Credit Agreement Refinancing Debt, (ii) no such Refinancing Term Loans or Term Refinancing Notes may mature prior to the Latest Maturity Date of, or have a shorter Weighted Average Life to Maturity than, the Term Loans being refinanced; (iii) no Refinancing Term Loans or Term Refinancing Notes may have an obligor that is not an obligor 124 in respect of the Term Loans; (iv) to the extent secured, (A) no Refinancing Term Loans or Term Refinancing Notes may be secured by any assets that do not constitute Collateral and (B) such Refinancing Term Loans or Term Refinancing Notes shall be subject to an Intercreditor Agreement (and, as applicable) such additional intercreditor agreements as reasonably requested by the Administrative Agent in form and substance reasonably acceptable to the Administrative Agent; (v) as reasonably determined by the Company, the other terms and conditions of such Refinancing Term Loans or Term Refinancing Notes (excluding pricing and optional prepayment or redemption terms) must be substantially identical to, or not materially more favorable (taken as a whole) to the lenders or holders providing such Refinancing Term Loans or Term Refinancing Notes, as applicable, than those applicable to the Term Loans being refinanced are to the Term Lenders (except for covenants and other provisions applicable only to periods after the Latest Maturity Date of the Term Loans existing at the time of such refinancing) or must otherwise be reasonably satisfactory to the Administrative Agent or, if such terms are more favorable to the holders of such Term Replacement Financing, an equivalent amendment shall be made to the Loan Documents for the benefit of the existing Term Loans (provided that if such amendment is required and benefits the Term Loans, then it shall be reasonably satisfactory to the Administrative Agent); (vi) the amount of such Refinancing Term Loans or Term Refinancing Notes will be in an amount not in excess of the amount of loans and commitments refinanced plus fees, expenses and premiums payable in connection therewith; and (vii) the proceeds of such Refinancing Term Loans or Term Refinancing Notes shall be applied, substantially concurrently with the incurrence thereof, to the pro rata prepayment of outstanding Loans in respect of the applicable Term Loans being so refinanced; and provided further that in no event shall Refinancing Term Loans or Term Refinancing Notes be permitted to be voluntarily or mandatorily prepaid prior to the repayment in full of all then existing Term Loans, unless accompanied by a ratable prepayment of thesuch Term Loans. (c) The effectiveness of any Refinancing Amendment shall be subject to the satisfaction on the date thereof of each of the conditions set forth in Section 4.02 and, to the extent reasonably requested by the Administrative Agent, receipt by the Administrative Agent of (i) such legal opinions, board resolutions, secretary’s certificates, officer’s certificates and other documents as shall reasonably be requested by the Administrative Agent in connection with any such transaction and (ii) reaffirmation agreements and/or such amendments to the Collateral Documents as may be reasonably requested by the Administrative Agent in order to ensure that such Credit Agreement Refinancing Indebtedness is provided with the benefit of the applicable Loan Documents. Each issuance of Credit Agreement Refinancing Indebtedness under Section 2.26(a) shall be in an aggregate principal amount that is (i) not less than $25,000,000 or €25,000,000 and (ii) an integral multiple of $5,000,000 in excess thereof. (d) Each of the parties hereto hereby agrees that this Agreement and the other Loan Documents may be amended pursuant to a Refinancing Amendment, without the consent of any other Lenders, to the extent (but only to the extent) necessary to (i) reflect the existence and terms of the Credit Agreement Refinancing Indebtedness incurred pursuant thereto and (ii) effect such other amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Company, to effect the provisions of this Section 2.26, including any amendments necessary to treat the applicable Loans and/or Commitments established under the Refinancing Amendment as a new Class of loans and/or commitments hereunder, and the Lenders hereby expressly authorize the Administrative Agent to enter into any such Refinancing Amendment. 125

(e) This Section 2.26 shall supersede any provisions in Section 2.18(c) or Section 9.02 to the contrary. ARTICLE III REPRESENTATIONS AND WARRANTIES The Company and each other Borrower represents and warrants to the Lenders that: SECTION 3.01 Organization; Powers; Subsidiaries. Each of the Company and its Subsidiaries is duly organized, validly existing and in good standing (to the extent such concept is applicable in the relevant jurisdiction) under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing (to the extent such concept is applicable) in, every jurisdiction where such qualification is required. Schedule 3.01A hereto (as supplemented from time to time) identifies each Subsidiary, noting whether such Subsidiary is a Material Subsidiary, the jurisdiction of its incorporation or organization, as the case may be, the percentage of issued and outstanding shares of each class of its capital stock or other equity interests owned by the Company and the other Subsidiaries and, if such percentage is not 100% (excluding directors’ qualifying shares as required by law), a description of each class issued and outstanding. All of the outstanding shares of capital stock and other equity interests of each Subsidiary are validly issued and outstanding and fully paid and nonassessable and all such shares and other equity interests indicated on Schedule 3.01A as owned by the Company or another Subsidiary are owned, beneficially and of record, by the Company or any Subsidiary free and clear of all Liens, other than Liens created under the Loan Documents. Except as described on Schedule 3.01B hereto, there are no outstanding commitments or other obligations of the Company or any Subsidiary to issue, and no options, warrants or other rights of any Person to acquire, any shares of any class of capital stock or other equity interests of the Company or any Subsidiary. The Company and each Subsidiary Borrower incorporated in a European Union jurisdiction represents and warrants to the Lenders that its centre of main interest (as that term is used in Article 3(1) of the Insolvency Regulation) is in its jurisdiction of incorporation and it has no establishment (as that term is used in Article 2(h) of the Insolvency Regulation) in any other jurisdiction. SECTION 3.02 Authorization; Enforceability. The Transactions are within each Loan Party’s organizational powers and have been duly authorized by all necessary organizational actions and, if required, actions by equity holders. The Loan Documents to which each Loan Party is a party have been duly executed and delivered by such Loan Party and constitute a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, examinership, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. SECTION 3.03 Governmental Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except for filings necessary to perfect Liens created pursuant to the Loan Documents, (b) will not violate the charter, by-laws or other organizational documents of the Company or any of its Subsidiaries, (c) will not violate any applicable law or regulation or any order of any Governmental Authority or violate or result in a default under any indenture, agreement or other instrument binding upon the Company or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Company or any of its Subsidiaries, except for violations or defaults that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, and (d) will not 126 result in the creation or imposition of any Lien on any asset of the Company or any of its Subsidiaries, other than Liens created under the Loan Documents. SECTION 3.04 Financial Condition; No Material Adverse Change. (a) The Company has heretofore furnished to the Lenders its consolidated balance sheet and statements of income, stockholders equity and cash flows (i) as of and for the fiscal year ended June 30, 2020 reported on by PricewaterhouseCoopers LLP, independent public accountants, and (ii) as of and for the fiscal quarter and the portion of the fiscal year ended September 30, 2020 and December 31, 2020, certified by its chief financial officer. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Company and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) above. (b) Since June 30, 2020, there has been no material adverse change in the business, assets, operations or financial condition of the Company and its Subsidiaries, taken as a whole. SECTION 3.05 Properties. (a) Each of the Company and its Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes. (b) Each of the Company and its Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and to the knowledge of the Company and its Subsidiaries, the use thereof by the Company and its Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. (c) As of the Restatement Effective Date, the Real Estate listed in Schedule 3.05(c) constitutes all of the Real Estate owned by each Loan Party. Each of the Loan Parties and each of their respective Subsidiaries has good record title in fee simple to all Mortgaged Properties, free and clear of all Liens except for Permitted Encumbrances and, as far as the Real Estate located in the Netherlands is concerned, free of a lease, and except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted and except as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. SECTION 3.06 Litigation, Environmental and Labor Matters. (a) There are no actions, suits, proceedings or investigations by or before any arbitrator or Governmental Authority pending against or, to the knowledge of any Borrower, threatened against or affecting the Company or any of its Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (ii) that involve this Agreement or the Transactions. (b) Except as, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, (i) neither the Company nor any of its Subsidiaries (A) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (B) has become subject to any Environmental Liability, (C) has received notice of any claim with respect to any Environmental Liability, (D) knows of any basis for any Environmental Liability and (E) has caused to occur a Release of Hazardous Materials at, to or from any Mortgaged Property that would reasonably be 127 expected to result in any Environmental Liability and (ii) all Mortgaged Property currently and, to the knowledge of the Company or any Subsidiary, formerly owned, leased, subleased or operated by Company and each Subsidiary is free of contamination by any Hazardous Materials that would reasonably be expected to result in any Environmental Liability. (c) Except as, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, (i) there are no strikes, lockouts or slowdowns against the Company or any of its Subsidiaries pending or, to their knowledge, threatened and (ii) the hours worked by and payments made to employees of the Company and its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law relating to such matters. All material payments due from the Company or any of its Subsidiaries, or for which any claim may be made against the Company or any of its Subsidiaries, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as liabilities on the books of the Company or such Subsidiary. The consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement under which the Company or any of its Subsidiaries is bound. SECTION 3.07 Compliance with Laws and Agreements. (a) Each of the Company and its Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. (b) The entry into by the Company of this Agreement and the performance by the Company of the transactions contemplated hereby and the obligations incurred hereunder does not constitute the provision of financial assistance within the meaning of Section 82 of the Companies Act, 2014 of Ireland. The prohibition contained in Section 239 of the Companies Act, 2014 of Ireland does not apply to this Agreement or the transactions contemplated thereby by reason of the fact that the Company and each other company whose liabilities are hereby guaranteed are members of a group of companies consisting of a holding company and its subsidiaries within the meaning of Section 8 of the Companies Act, 2014 of Ireland. SECTION 3.08 Investment Company Status. Neither the Company nor any of its Subsidiaries is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940. SECTION 3.09 Taxes. Each of the Company and its Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which the Company or such Subsidiary, as applicable, has set aside on its books adequate reserves or (b) to the extent that the failure to do so would not reasonably be expected to result in a Material Adverse Effect. The Company is not required to make any deduction on account of Irish tax from any payment it may make under any Loan Document to a Lender which is an Irish Qualifying Lender. 128

SECTION 3.10 ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. SECTION 3.11 Disclosure. The Company has disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which it or any other Subsidiary is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. Neither the Information Memorandum nor any of the other reports, financial statements, certificates or other information furnished by or on behalf of the Company or any Subsidiary to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, each of the Company and the Borrowers represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. As of the RestatementAmendment No. 2 Effective Date, to the knowledge of the Company, the information included in the Beneficial Ownership Certification delivered by each Borrower to the Administrative Agent as a condition precedent to the effectiveness of the Amendment and Restatement Agreement is true and correct in all respects. SECTION 3.12 Federal Reserve Regulations. No part of the proceeds of any Loan have been used or will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X. SECTION 3.13 Liens. There are no Liens on any of the real or personal properties of the Company or any Subsidiary except for Liens permitted by Section 6.02. SECTION 3.14 No Default. No Default or Event of Default has occurred and is continuing. SECTION 3.15 No Burdensome Restrictions. No Borrower is subject to any Burdensome Restrictions except Burdensome Restrictions permitted under Section 6.08. SECTION 3.16 Compliance with Swiss Non-Bank Rules. (a) The Swiss Borrower is compliant with the Swiss Non-Bank Rules; provided however that the Swiss Borrower shall not be in breach of this Section 3.16 if such number of creditors with a Revolving Loan or Revolving Commitment extended to a Swiss Borrower (which are not Qualifying Banks) is exceeded solely by reason of a breach by one or more Lenders of a confirmation contained in Section 2.17(i) or a failure by one or more Lenders to comply with their obligations and transfer restrictions in Section 9.04. (b) For the purposes of paragraph (a) above, the Swiss Borrower shall assume that the aggregate number of Lenders with a Revolving Loan or Revolving Commitment extended to a Swiss Borrower which are not Qualifying Banks is five (5). SECTION 3.17 Financial Assistance. In respect of each Loan Party, the execution of the Loan Documents and the performance of the transaction contemplated thereby do not involve the giving of any financial assistance by any such Loan Party to a third party in connection with the acquisition of shares in its capital or that of its parent company that is not permitted under any relevant law or regulation. 129

SECTION 3.18 Security Interest in Collateral. Subject to the limitations set forth in Section 10.02 below, the provisions of this Agreement and the other Loan Documents create legal and valid perfected Liens on all the Collateral in favor of the Administrative Agent, on behalf of itself and the other Secured Parties, and such Liens constitute perfected and continuing Liens on the Collateral, securing the Secured Obligations, enforceable against the applicable Loan Party and all third parties as provided by applicable law, and having priority over all other Liens on the Collateral except in the case of (a) Liens permitted by Section 6.02 and (b) Liens perfected only by possession (including possession of any certificate of title) to the extent the Administrative Agent has not obtained or does not maintain possession of such Collateral. SECTION 3.19 USA Patriot Act. (a) Neither the Company nor any of its Subsidiaries or, to the knowledge of the Company and its Subsidiaries, any of their respective Affiliates over which any of the foregoing exercises management control (each, a “Controlled Affiliate”) is a Prohibited Person, and the Company, its Subsidiaries and, to the knowledge of the Company and its Subsidiaries, such Controlled Affiliates are in compliance with all applicable orders, rules and regulations of OFAC. (b) Neither the Company nor any of its Subsidiaries or, to the knowledge of the Company and its Subsidiaries, any of their respective Controlled Affiliates: (i) is targeted by United States or multilateral economic or trade sanctions currently in force; (ii) is owned or controlled by, or acts on behalf of, any Person that is targeted by United States or multilateral economic or trade sanctions currently in force; or (iii) is named, identified or described on any list of Persons with whom United States Persons may not conduct business, including any such blocked persons list, designated nationals list, denied persons list, entity list, debarred party list, unverified list, sanctions list or other such lists published or maintained by the United States, including OFAC, the United States Department of Commerce or the United States Department of State. SECTION 3.20 Anti-Corruption Laws and Sanctions. The Company has implemented and maintains in effect policies and procedures designed to ensure compliance by the Company, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Company, its Subsidiaries and their respective officers and directors and to the knowledge of the Company its employees and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects and, in the case of any Borrower that is a Subsidiary that is not organized or incorporated in the United States, is not knowingly engaged in any activity that could reasonably be expected to result in such Borrower being designated as a Sanctioned Person. None of (a) the Company, any Subsidiary, any of their respective directors or officers or to the knowledge of the Company or such Subsidiary employees, or (b) to the knowledge of the Company, any agent of the Company or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Borrowing or Letter of Credit, use of proceeds or other Transactions will violate any Anti-Corruption Law or applicable Sanctions. SECTION 3.21 Affected Financial Institutions. No Loan Party is an Affected Financial Institution. SECTION 3.22 Solvency. The Company and its Subsidiaries taken as a whole are Solvent as of the RestatementAmendment No. 2 Effective Date. 130

ARTICLE IV CONDITIONS SECTION 4.01 Effectiveness. The effectiveness of the amendment and restatement of the Existing Credit Agreement in the form of this Agreement is subject to the satisfaction of the conditions precedent set forth in Section 3 of the Amendment and Restatement Agreement. SECTION 4.02 Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing, and of the Issuing Banks to issue, amend or extend any Letter of Credit, is subject to the satisfaction of the following conditions: (a) The representations and warranties of each of the Company and the other Borrowers set forth in this Agreement shall be true and correct in all material respects (except to the extent that such representation or warranty is qualified by Material Adverse Effect or other materiality qualification, in which case such representation and warranty shall be true and correct in all respects) on and as of the date of such Borrowing or the date of issuance, amendment or extension of such Letter of Credit, as applicable, except to the extent expressly made as of an earlier date, in which case such representations and warranties shall have been so true and correct as of such earlier date. (b) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment or extension of such Letter of Credit, as applicable, no Default or Event of Default shall have occurred and be continuing. Each Borrowing and each issuance, amendment or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by each of the Company and the other Borrowers on the date thereof as to the matters specified in paragraphs (a) and (b) of this Section; provided, however, that, without limiting the provisions of Section 2.20, hereof, the conditions set forth in this Section 4.02 shall not apply to any Borrowing under any Incremental Facility or Refinancing Indebtedness unless in each case the lenders in respect thereof have required satisfaction of the same in the applicable Incremental Amendment or Refinancing Amendment, as applicable. SECTION 4.03 Designation of a Subsidiary Borrower. The designation of a Subsidiary Borrower pursuant to Section 2.23 is subject to the condition precedent that the Company or such proposed Subsidiary Borrower shall have furnished or caused to be furnished to the Administrative Agent: (a) Copies, certified by the Secretary or Assistant Secretary of such Subsidiary, of its Board of Directors’ resolutions (and resolutions of other bodies, if any are deemed necessary by counsel for the Administrative Agent) approving the Borrowing Subsidiary Agreement and any other Loan Documents to which such Subsidiary is becoming a party and such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of such Subsidiary; (b) An incumbency certificate, executed by the Secretary or Assistant Secretary of such Subsidiary, which shall identify by name and title and bear the signature of the officers of such Subsidiary authorized to request Borrowings hereunder and sign the Borrowing Subsidiary Agreement and the other Loan Documents to which such Subsidiary is becoming a party, upon 131 which certificate the Administrative Agent and the Lenders shall be entitled to rely until informed of any change in writing by the Company or such Subsidiary; (c) Opinions of counsel to such Subsidiary, in form and substance reasonably satisfactory to the Administrative Agent and its counsel, with respect to the laws of its jurisdiction of organization and such other matters as are reasonably requested by counsel to the Administrative Agent and addressed to the Administrative Agent and the Lenders; (d) Any documentation and other information related to such Subsidiary reasonably requested by the Administrative Agent or any Lender under applicable “know your customer” or similar rules and regulations, including the Patriot Act and the Beneficial Ownership Regulation; and (e) Any promissory notes requested by any Lender, and any other instruments and documents reasonably requested by the Administrative Agent. ARTICLE V AFFIRMATIVE COVENANTS Until all of the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees due and payable hereunder shall have been paid in full (other than Obligations expressly stated to survive such payment and termination) and all Letters of Credit shall have expired or terminated (or shall have been cash collateralized or backstopped pursuant to arrangements reasonably satisfactory to the Administrative Agent) and all LC Disbursements shall have been reimbursed, the Company and each other Borrower covenants and agrees with the Lenders that: SECTION 5.01 Financial Statements and Other Information. The Company will furnish to the Administrative Agent, for distribution to each Lender: (a) within ninety (90) days after the end of each fiscal year of the Company (or, if earlier, by the date that the Annual Report on Form 10-K of the Company for such fiscal year would be required to be filed under the rules and regulations of the SEC, giving effect to any automatic extension available thereunder for the filing of such form), its audited consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by PricewaterhouseCoopers LLP or other independent public accountants of recognized national standing (without a “going concern” or like qualification, commentary or exception (other than (i) with respect to or resulting from an upcoming maturity date of any Indebtedness occurring within one year from the time such opinion is delivered or (ii) an actual or prospective breach of any financial covenant, including the covenant set forth in Section 6.11) and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied; (b) within forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year of the Company (or, if earlier, by the date that the Quarterly Report on Form 10-Q of the Company for such fiscal quarter would be required to be filed under the rules and regulations of the SEC, giving effect to any automatic extension available thereunder for the filing of such form), its consolidated balance sheet and related statements of operations and cash 132 flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes; (c) concurrently with any delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer of the Company (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) only if any Revolving Loans were outstanding as of the last day of the applicable fiscal quarter or fiscal year covered by such financial statements and the Company is required to comply with the financial covenant set forth in Section 6.11 in respect of such fiscal quarter, setting forth reasonably detailed calculations in respect of the financial covenant set forth in Section 6.11, (iii) in the case of annual financial statements (commencing with the fiscal year ending June 30, 2022), a calculation of Excess Cash Flow (and the required Excess Cash Flow Prepayment Amount) and (iv) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate, in each case since the date of the most recent report delivered pursuant to this clause (c) (or, in the case of the first such report so delivered, since the Restatement Effective Date); (d) within forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year of the Company and within ninety (90) days of the end of any fiscal year of the Company (or, in each case, such later date as otherwise permitted by the SEC for the filing of materials by the Company that will include the information required by this Section 5.01(d)), a narrative management discussion and analysis of the financial condition and results of operations of the Company and its Subsidiaries for such fiscal quarter or fiscal year, as applicable, but solely to the extent the Company is not required to file, and does not file, periodic reports with the SEC; (e) as soon as available, but in any event not more than sixty (60) days after the end of each fiscal year of the Company, a copy of the plan and forecast (including a projected consolidated balance sheet, income statement and cash flow statement) of the Company for each quarter of the upcoming fiscal year in form reasonably satisfactory to the Administrative Agent; (f) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Company or any Subsidiary with the SEC, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed by the Company to its shareholders generally, as the case may be; and (g) promptly following any request therefor, (x) such other information regarding the operations, business affairs and financial condition of the Company or any Subsidiary, or compliance with the terms of this Agreement, as the Administrative Agent or any Lender may reasonably request and (y) information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your 133 customer” and anti-money laundering rules and regulations, including the Patriot Act and the Beneficial Ownership Regulation. Documents required to be delivered pursuant to this Section 5.01 may be delivered by facsimile or electronic mail. Documents required to be delivered pursuant to Section 5.01(a), (b), (d) or (f) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and, if so delivered, shall be deemed to have been delivered on the date (i) on which such materials are publicly available as posted on the Electronic Data Gathering, Analysis and Retrieval system (EDGAR); or (ii) on which such documents are posted on the Company’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether made available by the Administrative Agent); provided that: (A) upon written request by the Administrative Agent (or any Lender through the Administrative Agent) to the Company, the Company shall deliver paper copies of such documents to the Administrative Agent or such Lender until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (B) solely in the case of clause (ii) above (and not if such materials are publicly available as posted on EDGAR), the Company shall notify the Administrative Agent and each Lender (by telecopier or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Company with any such request by a Lender for delivery, and each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such document to it and maintaining its copies of such documents. The Company represents and warrants that each of it and its Subsidiaries, either (i) has no SEC registered or unregistered, publicly traded securities outstanding, or (ii) files its financial statements with the SEC and/or makes its financial statements available to potential holders of its securities, and, accordingly, the Company hereby (i) authorizes the Administrative Agent to make the financial statements to be provided under Sections 5.01(a) and (b) above, along with the Loan Documents, available to Public-Siders and (ii) agrees that at the time such financial statements are provided hereunder, they shall already have been made available to holders of any such securities. The Company will not request that any other material be posted to Public-Siders without expressly representing and warranting to the Administrative Agent in writing that such materials do not constitute material non-public information within the meaning of the federal securities laws or that the Company and its Subsidiaries have no outstanding SEC registered or unregistered, publicly traded securities. Notwithstanding anything herein to the contrary, in no event shall the Company request that the Administrative Agent make available to Public-Siders budgets or any certificates, reports or calculations with respect to the Company’s compliance with the covenants contained herein; provided that the failure of any Public-Sider to receive any such budgets, certificates, reports or calculations as a result of the foregoing sentence shall not constitute a breach of any obligation of the Company or any of its Subsidiaries hereunder or a Default or Event of Default. SECTION 5.02 Notices of Material Events. The Company will furnish to the Administrative Agent and each Lender prompt written notice of the following: (a) the occurrence of any Default; 134

(b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Company or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect; (d) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect; and (e) any change in the information provided in the Beneficial Ownership Certification delivered by each Borrower to the Administrative Agent as a condition precedent to the effectiveness of the Amendment and Restatement Agreement that would result in a change to the list of beneficial owners identified in parts (1) or (2) of such certification. Each notice delivered under this Section (i) shall be in writing, (ii) shall contain a heading or a reference line that reads “Notice under Section 5.02 of the Cimpress Credit Agreement dated October 21, 2011, as amended and restated” and (iii) shall be accompanied by a statement of a Financial Officer or other executive officer of the Company setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto. SECTION 5.03 Existence; Conduct of Business. The Company will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, qualifications, licenses, permits, privileges, franchises, governmental authorizations and intellectual property rights material to the conduct of its business, and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted; provided that the foregoing shall not prohibit any Disposition, merger, amalgamation, consolidation, liquidation or dissolution permitted under Section 6.03. The Company will, and will cause each Subsidiary incorporated in a European Union jurisdiction to, cause its centre of main interest (as that term is used in Article 3(1) of the Insolvency Regulation) to be situated solely in its jurisdiction of incorporation and shall have an establishment (as that term is used in Article 2(h) of the Insolvency Regulation) situated solely in its jurisdiction of incorporation. SECTION 5.04 Payment of Obligations. The Company will, and will cause each of its Subsidiaries to, pay its obligations, including Tax liabilities, that, if not paid, could result in a Material Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Company or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest would not reasonably be expected to result in a Material Adverse Effect. SECTION 5.05 Maintenance of Properties; Insurance. The Company will, and will cause each of its Subsidiaries to, (a) keep and maintain all property material to the conduct of its business (including for the avoidance of doubt, all Mortgaged Property) in good working order and condition, ordinary wear and tear excepted, and (b) maintain, with financially sound and reputable insurance companies (i) insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations and (ii) all insurance required pursuant to the Collateral Documents. The Company will furnish to the Lenders, upon the request of, and to the extent requested by, the Administrative Agent, information in reasonable detail as to the insurance so maintained. The Company shall deliver to the Administrative Agent endorsements (x) to all 135

“All Risk” physical damage insurance policies on all of the Loan Parties’ tangible personal property and assets insurance policies naming the Administrative Agent as lender loss payee, and (y) to all general liability and other liability policies naming the Administrative Agent an additional insured. Except during the continuation of an Event of Default, all proceeds of such insurance shall be payable to or at the discretion of the Company. In the event the Company or any of its Subsidiaries at any time or times hereafter shall fail to obtain or maintain any of the policies or insurance required herein or to pay any premium in whole or in part relating thereto, then the Administrative Agent, without waiving or releasing any obligations or resulting Default hereunder, may at any time or times thereafter (but shall be under no obligation to do so) obtain and maintain such policies of insurance and pay such premiums and take any other action with respect thereto which the Administrative Agent deems advisable. All sums so disbursed by the Administrative Agent shall constitute part of the Obligations, payable as provided in this Agreement. The Company will furnish to the Administrative Agent and the Lenders prompt written notice of any casualty or other insured damage to any material portion of the Collateral or the commencement of any action or proceeding for the taking of any material portion of the Collateral or interest therein under power of eminent domain or by condemnation or similar proceeding. If any portion of any Mortgaged Property upon which a “Building” (as defined in 12 CFR Chapter 11, Section 339.2) is at any time located in a Special Flood Hazard Area with respect to which flood insurance has been made available under the National Flood Insurance Program, then the Company shall, or shall cause the applicable Loan Party to (i) maintain, or cause to be maintained, with a financially sound and reputable insurer, Flood Insurance in an amount otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to the National Flood Insurance Program and (ii) deliver to the Administrative Agent executed borrower notices as required by the National Flood Insurance Program and evidence of such compliance both in form and substance reasonably acceptable to the Administrative Agent. At any time after the occurrence of and during the continuance of an Event of Default, unless the applicable Loan Party provides the Administrative Agent with evidence of the insurance coverage required by this Agreement (including, without limitation, Flood Insurance) within twenty (20) Business Days after written request therefor, the Administrative Agent may purchase insurance (including, without limitation, Flood Insurance) at the applicable Loan Party’s expense to protect the Administrative Agent’s and Secured Parties’ interests, including interests in such Loan Parties’ properties. SECTION 5.06 Books and Records; Inspection Rights. The Company will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries in all material respects in conformity with GAAP and applicable law are made of all material financial dealings and transactions in relation to its business and activities. The Company will, and will cause each of its Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, including environmental assessment reports and Phase I or Phase II studies and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested; provided that, excluding any such visits and inspections during the continuation of an Event of Default, (a) only the Administrative Agent, acting individually or on behalf of the Lenders, may exercise any rights under this Section 5.06 and (b) the Administrative Agent shall not exercise rights under this Section 5.06 more than once during any calendar year. The Company acknowledges that the Administrative Agent, after exercising its rights of inspection, may prepare and distribute to the Lenders certain reports pertaining to the Company and its Subsidiaries’ assets for internal use by the Administrative Agent and the Lenders. Notwithstanding anything to the contrary herein, none of the Company or any of its Subsidiaries shall be required to disclose, permit the inspection, examination or making of copies or abstracts of, or discussion of, any document, information or other matter (i) that constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure to the Administrative Agent or any Lender (or 136 their respective representatives or contractors) is prohibited by applicable law or any binding agreement or (iii) that is subject to attorney-client or similar privilege or that constitutes attorney work product. SECTION 5.07 Compliance with Laws. The Company will, and will cause each of its Subsidiaries to comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property (including without limitation Environmental Laws), except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. The Company will maintain in effect and enforce policies and procedures designed to ensure compliance by the Company, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions. SECTION 5.08 Use of Proceeds. The proceeds of (i) the Loans (other than the 2024 Refinancing Tranche B-1 Term Loans) will be used only to finance the working capital needs, and for general corporate purposes, of the Company and its Subsidiaries in the ordinary course of business, including acquisitions and repurchases of Equity Interests in the Company, in each case to the extent permitted under this Agreement, and (ii) the 2024 Refinancing Tranche B-1 Term Loans will be used only to (a) refinance the Tranche B-1 Term Loans on the Amendment No. 2 Effective Date, (b) prepay a portion of the Tranche B-2 Term Loans outstanding on the Amendment No. 2 Effective Date and (c) pay accrued interest, fees, premiums (if any) and penalties thereon and fees and expenses associated with such refinancing and prepayment. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X. No Borrower will request any Borrowing or Letter of Credit, and no Borrower shall use, and the Company shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Borrowing or Letter of Credit (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, except to the extent permitted for a Person required to comply with Sanctions or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto. SECTION 5.09 Subsidiary Guarantors; Pledges; Additional Collateral; Further Assurances. (a) Subject to the Agreed Security Principles, promptly and in any event within sixty (60) days (or such later date as may be agreed upon by the Administrative Agent) after (i) in the case of any Individual Material Subsidiary, the first Financial Statement Delivery Date on which such Individual Material Subsidiary initially becomes a Material Subsidiary and (ii) in the case of any Designated Covered Jurisdiction Subsidiary, the applicable Covered Jurisdiction Material Subsidiary Designation Date, the Company shall cause such Material Subsidiary to deliver to the Administrative Agent a joinder to the Guaranty, or, in the case of a Material Subsidiary that is a Foreign Subsidiary, a separate Guaranty governed by the law of the applicable Covered Jurisdiction to the extent so requested by the Administrative Agent (provided that no Foreign Subsidiary that is not organized or incorporated in the United States (or any state thereof or the District of Columbia) shall be required to deliver such a joinder or Guaranty to the extent (A) such action by such Foreign Subsidiary is prohibited or restricted by applicable law or regulation (any such Foreign Subsidiary described in the foregoing clause (A), a “Specified Non-Required Subsidiary”) or (B) the Administrative Agent or its counsel determines that such joinder or Guaranty would not, in light of the cost and expense associated therewith, provide material credit support for the benefit of the Secured Parties pursuant to a legally valid, binding and enforceable guaranty) and, if the Administrative Agent so elects in its reasonable discretion after consultation with the Company, the Security Agreement (in each case in the form contemplated thereby) 137 pursuant to which such Subsidiary agrees to be bound by the terms and provisions thereof, such Guaranty and the Security Agreement (if applicable) to be accompanied by appropriate corporate resolutions, other corporate documentation and legal opinions in form and substance reasonably satisfactory to the Administrative Agent and its counsel. (b) Subject to the Agreed Security Principles, each Loan Party will cause all of its owned personal property (whether tangible, intangible, or mixed) to be subject to first priority, perfected Liens in favor of the Administrative Agent, on behalf of itself and the other Secured Parties, to secure the Secured Obligations in accordance with the terms and conditions of the Collateral Documents, subject in any case to Liens permitted by Section 6.02. Without limiting the generality of the foregoing, and subject to the Agreed Security Principles, each Loan Party will cause the Applicable Pledge Percentage of the issued and outstanding Equity Interests of each Pledge Subsidiary directly owned by such Loan Party to be subject to a first priority, perfected Lien in favor of the Administrative Agent to secure the Secured Obligations in accordance with the terms and conditions of the Collateral Documents or such other pledge and security documents as the Administrative Agent shall reasonably request, all within such time period as is reasonably required by the Administrative Agent. Notwithstanding the foregoing, no such pledge agreement in respect of the Equity Interests of a Foreign Subsidiary that is not organized or incorporated in the United States (or any state thereof or the District of Columbia) shall be required hereunder to the extent the Administrative Agent or its counsel determines that such pledge would not, in light of the cost and expense associated therewith, provide material credit support for the benefit of the Secured Parties pursuant to legally valid, binding and enforceable pledge agreements. (c) Without limiting the foregoing, and subject to the Agreed Security Principles, the Company will, and will cause each Subsidiary to, execute and deliver, or cause to be executed and delivered, to the Administrative Agent such documents, agreements and instruments, and will take or cause to be taken such further actions (including the filing and recording of financing statements and other documents and such other actions or deliveries of the type required by Section 3 of the Amendment and Restatement Agreement, as applicable), which may be required by law or which the Administrative Agent may, from time to time, reasonably request to carry out the terms and conditions of this Agreement and the other Loan Documents and to ensure perfection and priority of the Liens created or intended to be created by the Collateral Documents, all at the expense of the Company. (d) Notwithstanding anything to the contrary in this Agreement, unless otherwise expressly set forth in the applicable Collateral Document, no Loan Party shall bear or otherwise be liable for any stamp, court, documentary, intangible, recording, filing or similar Other Connection Taxes, any execution, amendment, notarial, registration or perfection fees or any other costs, fees or expenses that result solely from, in each case, any assignment or transfer by a Lender (other than an assignment under Section 2.19(a)), and any such costs, fees or expenses shall be paid by the Lender to which such assignment is made. SECTION 5.10 After Acquired Real Estate. (a) United States Real Property. (i) In the event the Company or any other Loan Party acquires any Material Real Property after the Restatement Effective Date in the United States, the Company shall, or shall cause such Loan Party to, promptly notify the Administrative Agent and execute and/or deliver, or cause to be executed and/or delivered, to the Administrative 138

Agent, to the extent requested by the Administrative Agent: (i) to the extent the Administrative Agent reasonably determines that an appraisal is required in order for the Administrative Agent or any Lender to comply with applicable requirements of law, within ninety (90) days following such request (or such longer period as the Administrative Agent may reasonably agree), an appraisal complying with FIRREA, (ii) within ninety (90) days (or such longer period as the Administrative Agent may reasonably agree, but in any event concurrently with the delivery of the related Mortgage pursuant to clause (iii) below) of receipt of notice from the Administrative Agent that Real Estate is located in a Special Flood Hazard Area, Flood Insurance as required by Section 5.05, (iii) within ninety (90) days following such request (or such longer period as the Administrative Agent may reasonably agree), a fully executed Mortgage and proper fixture filings or amendments thereto (if required under the Uniform Commercial Code in the appropriate jurisdiction(s)) creating a valid lien on such Mortgaged Properties, in form and substance reasonably satisfactory to the Company and the Administrative Agent and an opinion of local counsel in each jurisdiction where the Mortgaged Property is located in form and substance reasonably acceptable to the Administrative Agent which address the enforceability of the Mortgages and other matters reasonably required by the Administrative Agent (provided, however, to the extent any Mortgage is granted in a jurisdiction which imposes mortgage, stamp, intangibles or other tax or similar charges, such Mortgage shall only secure an amount not to exceed the fair market value of the subject Real Estate as reasonably determined by the Company in the absence of an appraisal), together with a lender’s title insurance policy (if available at commercially reasonable rates) by a title insurer reasonably satisfactory to the Administrative Agent, in form and substance and reasonably satisfactory to the Administrative Agent and in an amount not to exceed the fair market value of the Mortgaged Property as reasonably determined by the Company in the absence of an appraisal insuring that the Mortgage is a valid and enforceable first priority Lien on the respective property, free and clear of all defects, encumbrances and Liens (other than Permitted Encumbrances or Liens otherwise permitted by the Administrative Agent in the Administrative Agent’s reasonable discretion) and including customary endorsements reasonably requested by the Administrative Agent but only to the extent such endorsements are available at commercially reasonable rates, and (iv) promptly after such request, either (x) an ALTA/NSPS survey of such Mortgaged Property or (y) any existing survey(s) of such Mortgaged Property in possession of the Company or any of its Subsidiaries and an affidavit of no change with reference to such existing survey if required by the title insurance company to issue a lender’s title insurance policy without the standard survey exception. In addition to the obligations set forth in Sections 5.05 and 5.09, within ninety (90) days (or such longer period as the Administrative Agent may reasonably agree) after written notice from Agent to the U.S. Borrower that any Real Estate is located in a Special Flood Hazard Area, the U.S. Borrower shall satisfy the Flood Insurance requirements of Section 5.05. (ii) Without limiting the generality of the foregoing provisions of this Section 5.10(a), to the extent reasonably necessary to maintain the continuing priority of the Lien of any existing Mortgages as security for the Secured Obligations in connection with the incurrence of any Incremental Facility, Refinancing Indebtedness or Loan Modification Agreement, as determined by the Administrative Agent in its reasonable discretion, the applicable Loan Party shall (x) on the date of and after giving effect to such funding or incurrence (or such later date as reasonably agreed by the Administrative Agent), satisfy the Federal Flood Insurance requirements set forth in Section 5.05 and (y) 139 within ninety (90) days of such funding or incurrence (or such later date as reasonably agreed by the Administrative Agent) deliver, to the Administrative Agent either: (A) e-mail confirmation from local counsel in the jurisdiction in which the Mortgaged Property subject to a Mortgage is located substantially to the effect that: (A) the recording of the existing Mortgage is the only filing or recording necessary to give constructive notice to third parties of the Lien created by such mortgage as security for the Secured Obligations, including the Secured Obligations evidenced by any Incremental Facility, Refinancing Indebtedness or Loan Modification Agreement, and (B) no other documents, instruments, filings, recordings, re-recordings, re-filings or other actions are necessary under applicable law in order to maintain the continued enforceability or validity of the Lien created by such Mortgage as security for the Secured Obligations, including the Secured Obligations evidenced by any Incremental Facility, Refinancing Amendment or Loan Modification Agreement; or (B) (I) an amendment to each existing Mortgage (each, a “Mortgage Amendment”) duly executed and acknowledged by the applicable Loan Party, and in form for recording in the recording office where the respective existing Mortgage was recorded in form and substance reasonably satisfactory to the Company and the Administrative Agent; and (II) with respect to each Mortgage Amendment a date-down or modification title insurance endorsement to the policy or policies of title insurance insuring the Lien of each Mortgage (x) insuring that such Mortgage, as amended by such Mortgage Amendment is a valid and enforceable Lien on such Mortgaged Property in favor of the Administrative Agent for the benefit of the Secured Parties free and clear of all Liens except Permitted Encumbrances or Liens otherwise permitted by the Administrative Agent in the Administrative Agent’s reasonable discretion and (y) otherwise in form and substance reasonably satisfactory to the Company and the Administrative Agent. (b) Real Estate in Australia. In the event the Company or any other Loan Party acquires any Material Real Property after the Restatement Effective Date in any state or territory of Australia, the Company shall, or shall cause such Loan Party to, promptly notify the Administrative Agent and, to the extent requested by the Administrative Agent: (i) within ninety (90) days following such request (or such longer period as the Administrative Agent may reasonably agree), execute and/or deliver, or cause to be executed and/or delivered, a fully executed first ranking Mortgage in the appropriate Australian jurisdiction(s) in which the Mortgaged Property is located, in form and substance reasonably satisfactory to the Administrative Agent; (ii) take whatever action as may be necessary or desirable in the reasonable opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid and perfected Liens over such Real Estate including, but not limited to the registration of any Mortgage in respect of the relevant Real Estate on the relevant land titles registry; and (iii) procure the delivery of an opinion of counsel for the owner of the Mortgaged Property in form and substance reasonably acceptable to the Administrative Agent which address, among other things, the due authorization, execution, delivery, and enforceability of the Mortgages and other matters reasonably required by the Administrative Agent in form and substance reasonably satisfactory to the Administrative Agent. 140

(c) Real Estate in Canada. (i) In the event the Company or any other Loan Party acquires (or owns) any Material Real Property on or after the Restatement Effective Date in Canada or any province thereof, the Company shall, or shall cause such Loan Party to, promptly notify the Administrative Agent and execute and/or deliver, or cause to be executed and/or delivered, to the Administrative Agent, to the extent requested by the Administrative Agent, within ninety (90) days following such request (or such longer period as the Administrative Agent may reasonably agree), a fully executed Mortgage, together with any ancillary documents required by the Administrative Agent or its counsel in order to register such Mortgage in any land registry office in the appropriate jurisdiction in which such Mortgaged Property is located, in form and substance reasonably satisfactory to the Administrative Agent (provided, however, to the extent any Mortgage is granted in a jurisdiction which imposes mortgage, stamp, intangibles or other tax or similar charges, such Mortgage shall only secure an amount not to exceed the fair market value of the subject Real Estate as evidenced by an appraisal reasonably satisfactory to the Administrative Agent conducted at commercially reasonable rates by an accredited appraiser reasonably satisfactory to the Administrative Agent (for the purposes of this section, an “acceptable appraisal”)), one or more opinions of counsel in form and substance reasonably acceptable to the Administrative Agent which addresses, among other things, the due authorization, execution, delivery, and enforceability of such Mortgage and other matters reasonably required by the Administrative Agent, together with a lender’s title insurance policy issued at commercially reasonable rates by a title insurer reasonably satisfactory to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, and in an amount not to exceed the fair market value of such Real Estate as evidence by an acceptable appraisal, insuring that the Mortgage is a valid and enforceable first priority Lien on the respective property, free and clear of all defects, encumbrances and Liens (other than Permitted Encumbrances or Liens otherwise permitted by the Administrative Agent in the Administrative Agent’s reasonable discretion) and including all endorsements reasonably requested by the Administrative Agent but only to the extent such endorsements are available at commercially reasonable rates. (ii) Without limiting the generality of the foregoing provisions of this Section 5.10(b), to the extent reasonably necessary to maintain the continuing priority of the Lien in respect of any existing Mortgages as security for the Secured Obligations in connection with the incurrence of any Incremental Facility, Refinancing Indebtedness or Loan Modification Agreement, as determined by the Administrative Agent in its reasonable discretion, the applicable Loan Party shall within ninety (90) days of such funding or incurrence (or such later date as reasonably agreed by the Administrative Agent) deliver, to the Administrative Agent either: (A) e-mail confirmation from local counsel in the jurisdiction in which the Mortgaged Property is located substantially to the effect that: (a) the recording of the existing Mortgage is the only filing or recording necessary to give constructive notice to third parties of the Lien created by such mortgage as security for the Secured Obligations, including the Secured Obligations evidenced by any Incremental Facility, Refinancing Indebtedness or Loan Modification Agreement, and (b) no other documents, instruments, filings, recordings, re-recordings, re-filings or other actions are necessary under applicable law in order to maintain the continued enforceability, validity or 141 priority of the Lien created by such Mortgage as security for the Secured Obligations, including the Secured Obligations evidenced by any Incremental Facility, Refinancing Amendment or Loan Modification Agreement; or (B) (a) an amendment to each existing Mortgage (each, a “Mortgage Amendment”) duly executed and acknowledged by the applicable Loan Party, together with any ancillary documents required by the Administrative Agent or its counsel in order to register such Mortgage Amendment in any land registry office where any existing Mortgage was recorded, in form and substance reasonably satisfactory to the Administrative Agent; and (b) with respect to each Mortgage Amendment a date-down or modification title insurance endorsement to the policy or policies of title insurance insuring that such Mortgage, as amended by such Mortgage Amendment is a valid and enforceable Lien on such Mortgaged Property in favor of the Administrative Agent for the benefit of the Secured Parties free and clear of all Liens except Permitted Encumbrances. (d) Real Estate in Ireland. In the event that the Company or any other Loan Party acquires any Material Real Property after the Restatement Effective Date in the Republic of Ireland, the Company shall, or shall cause such Loan Party to, promptly notify the Administrative Agent and, to the extent requested by the Administrative Agent: (i) within ninety (90) days following such request (or such longer period as the Administrative Agent may reasonably agree), execute and/or deliver, or cause to be executed and/or delivered, a fully executed Mortgage relating to such Real Estate; (ii) take whatever action as may be necessary or desirable in the reasonable opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid and perfected Liens over such Real Estate including, but not limited to: (A) the registration of any Mortgage in respect of the relevant Real Estate at: (1) any relevant property register in the Republic of Ireland, including but not limited to the Irish Land Registry or the Irish Property Registration Authority; and (2) to the extent the relevant Real Estate is acquired by the Company or by a Loan Party incorporated in the Republic of Ireland, the Irish Companies Registration Office; (B) payment of any stamp duty, delivery of any land certificates or title deeds related to such Real Estate to the Administrative Agent (or in any representative of the Administrative Agent designated by it); (iii) without prejudice to the generality of the foregoing, execute a charge in the form of Irish Land Registry Form 52 over all Real Estate which is, or is intended to be, charged by a Mortgage and which is registered or is in the course of being registered in the Irish Land Registry and will provide all appropriate assistance to the 142

Administrative Agent to have the same duly registered in the Irish Land Registry as a burden on the Real Estate thereby affected; and (iv) procure the delivery of an opinion of local counsel in the Republic of Ireland which address, among other things, the due authorization, execution and enforceability of the Mortgage(s) and other matters reasonably required by the Administrative Agent in form and substance reasonably satisfactory to the Administrative Agent. (e) Real Estate in Jamaica. In the event that the Company or any other Loan Party acquires any Material Real Property after the Restatement Effective Date in Jamaica, the Company shall, or shall cause such Loan Party to, promptly notify the Administrative Agent and, to the extent requested by the Administrative Agent, the applicable Loan Party shall (i) issue by way of security to the Administrative Agent, on behalf of the Secured Parties, a Mortgage of such mortgaged premises as provided therein, which is to be stamped for the applicable stamp duty, registered and perfected to the satisfaction of local counsel in Jamaica acting on behalf of the Administrative Agent, (ii) take whatever action as may be necessary or desirable in the reasonable opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid and perfected Liens over such Material Real Property and (iii) procure the delivery of an opinion of counsel for the owner of the Material Real Property in form and substance reasonably acceptable to the Administrative Agent. The Loan Parties shall issue any additional collateral security interest requested by the Administrative Agent upon such all subsequently acquired lands constituting Material Real Property and hereditaments in favour of Administrative Agent, on behalf of the Secured Parties, by way of security for the Secured Obligations, such security interest to contain such terms as the local counsel in Jamaica acting on behalf of the Administrative Agent shall require. (f) Real Estate in the Netherlands. In the event the Company or any other Loan Party acquires any Material Real Property after the Restatement Effective Date in the Netherlands, the Company shall, or shall cause such Loan Party to, promptly notify the Administrative Agent and execute and/or deliver, or cause to be executed and/or delivered, to the Administrative Agent, to the extent requested by the Administrative Agent: (i) to the extent the Administrative Agent reasonably determines that a valuation is required in order for the Administrative Agent or any Lender to comply with applicable requirements of law, within ninety (90) days following such request (or such longer period as the Administrative Agent may reasonably agree), a valuation prepared on the basis of the market value as that term is defined in the then current Statements of Asset Valuation Practice and Guidance Notes issued by the Royal Institution of Chartered Surveyors, (ii) within ninety (90) days following such request (or such longer period as the Administrative Agent may reasonably agree), a fully executed Mortgage for an amount equal to the aggregate principal amount of all Commitments plus 40 per cent. thereof for interest and costs, together with confirmation from the civil law notary who executed the Mortgage that the Mortgage has been filed with the Dutch Land Registry (kadaster) and an opinion as to Dutch law of counsel for the respective Loan Party owning the Mortgaged Property in form and substance reasonably acceptable to the Administrative Agent which address, among other things, the due authorization, execution, and enforceability of the Dutch Mortgages and (iii) evidence that insurances are in place in respect of the Mortgaged Property in the Netherlands that insure such risk as a prudent company or other person in the same business as the relevant Loan Party would insure. (g) Real Estate in the United Kingdom. Subject to the Agreed Security Principles, in the event the Company or any other Loan Party acquires any Material Real Property after the 143

Restatement Effective Date in the United Kingdom (including Scotland), the Company shall, or shall cause such Loan Party to, promptly notify the Administrative Agent and, to the extent requested by the Administrative Agent: (i) Within ninety (90) days following such request (or such longer period as the Administrative Agent may reasonably agree), execute and/or deliver, or cause to be executed and/or delivered, to the Administrative Agent a fully executed first ranking Mortgage relating to such Material Real Property in form and substance reasonably satisfactory to the Administrative Agent; (ii) Take whatever action as may be necessary or desirable in the reasonable opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid and perfected Liens over such Real Estate; and (iii) Procure the delivery of an opinion of counsel for the owner of the Mortgaged Property in form and substance reasonably acceptable to the Administrative Agent which addresses in a customary manner, among other things, the due authorization, execution, delivery, and enforceability of the Mortgages and other matters reasonably required by the Administrative Agent in form and substance reasonably satisfactory to the Administrative Agent. (h) Real Estate in Other Covered Jurisdictions. Subject to the Agreed Security Principles, in the event the Company or any other Loan Party acquires any Material Real Property after the Restatement Effective Date in any other Covered Jurisdiction (other than the jurisdictions specified in clauses (a) through (g) of this Section 5.10), the Company shall, or shall cause such Loan Party to, (i) promptly notify the Administrative Agent and, within ninety (90) days (or such longer period as the Administrative Agent may reasonably agree), (ii) grant the Administrative agent for the benefit of the Secured Parties a Mortgage on such Material Real Property, (iii) take whatever action as may be necessary or desirable in the reasonable opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid and perfected Liens over such Material Real Property and (iv) procure the delivery of an opinion of counsel for the owner of the Mortgaged Property in form and substance reasonably acceptable to the Administrative Agent. (i) Notwithstanding anything herein to the contrary, the Loan Parties shall not be required to take any actions outside the Covered Jurisdictions to (i) create any security interest in Real Estate titled or located outside the Covered Jurisdictions, or (ii) perfect or make enforceable any such security interests. SECTION 5.11 Maintenance of Ratings. The Company shall use commercially reasonable efforts to obtain and maintain: (a) a public corporate family rating of the Company and a rating of the Facilities, in each case from Moody’s and (b) a public corporate credit rating of the Company and a rating of the Facilities, in each case from S&P (it being understood and agreed that “commercially reasonable efforts” shall in any event include the payment by the Company of reasonable and customary rating agency fees and cooperation with reasonable and customary information and data requests by Moody’s and S&P in connection with their ratings process), it being agreed that there is no obligation to maintain any particular ratings at any time. SECTION 5.12 Compliance with Swiss Non-Bank Rules. 144

(a) The Swiss Borrower shall be compliant with the Swiss Non-Bank Rules; provided however that the Swiss Borrower shall not be in breach of this Section 5.12 if such number of creditors with a Revolving Loan or Revolving Commitment extended to a Swiss Borrower (which are not Qualifying Banks) is exceeded solely by reason of a breach by one or more Lenders of a confirmation contained in Section 2.17(i) or a failure by one or more Lenders to comply with their obligations and transfer restrictions in Section 9.04. (b) For the purposes of paragraph (a) above, the Swiss Borrower shall assume that the aggregate number of Lenders with a Revolving Loan or Revolving Commitment extended to a Swiss Borrower which are not Qualifying Banks is five (5). SECTION 5.13 DAC6. The Company will, and will cause each of its Subsidiaries to, supply to the Administrative Agent, for distribution to each Lender: (a) promptly upon the making of such analysis or the obtaining of such advice, any analysis made or advice obtained on whether any transaction contemplated by the Loan Documents or any transaction carried out (or to be carried out) in connection with any transaction contemplated by the Loan Documents contains a hallmark as set out in Annex IV of Council Directive 2011/16/EU; and (b) promptly upon the making of such reporting and to the extent permitted by applicable law and regulation, any reporting made to any governmental or taxation authority by or on behalf of any Group Member or by any adviser to Group Member in relation to the Council Directive of 25 May 2018 (2018/822/EU) amending Directive 2011/16/EU ("DAC6") or any law or regulation which implements DAC6 and any unique identification number issued by any governmental or taxation authority to which any such report has been made (if available). SECTION 5.14 Post-Closing Obligations. Notwithstanding the conditions precedent set forth in Article IV above, the Loan Parties have informed the Administrative Agent that certain of such items required to be delivered to the Administrative Agent or otherwise satisfied as conditions precedent to the effectiveness of this Agreement will not be delivered to Agent as of the Restatement Effective Date. Therefore, with respect to the items set forth on Schedule 5.14 (collectively, the “Outstanding Items”), and notwithstanding anything to the contrary contained herein or in any other Loan Document, the Loan Parties shall deliver or otherwise satisfy each Outstanding Item to the Administrative Agent in the form, manner and time set forth thereon for such Outstanding Item or within such other time as the Administrative Agent may reasonably agree. ARTICLE VI NEGATIVE COVENANTS Until all of the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees due and payable hereunder shall have been paid in full (other than Obligations expressly stated to survive such payment and termination) and all Letters of Credit shall have expired or terminated (or shall have been cash collateralized or backstopped pursuant to arrangements reasonably satisfactory to the Administrative Agent) and all LC Disbursements shall have been reimbursed, the Company and each other Borrower covenants and agrees with the Lenders that: SECTION 6.01 Indebtedness. The Company will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except: 145

(a) the Secured Obligations and any other Indebtedness of any Loan Party under the Loan Documents (including Indebtedness in respect of Incremental Facilities) and any Refinancing Indebtedness; (b) Indebtedness existing on the Restatement Effective Date and, to the extent the aggregate principal amount of such Indebtedness as of the Restatement Effective Date exceeds $5,000,000, set forth in Schedule 6.01 and any Permitted Refinancing Indebtedness in respect of any Indebtedness incurred in reliance on this Section 6.01(b); (c) Indebtedness of the Company to any Subsidiary and of any Subsidiary to the Company or any other Subsidiary; provided that Indebtedness of any Subsidiary that is not a Loan Party to any Loan Party shall be permitted pursuant to Section 6.04; (d) Guarantees by the Company of obligations of any Subsidiary and by any Subsidiary of obligations of the Company or any other Subsidiary; provided, that (i) to the extent any such obligations are subordinated to the Obligations, any such related Guarantee obligations incurred by a Loan Party shall be subordinated to the guarantee of such Loan Party of the Obligations on terms no less favorable to the Lenders than the subordination provisions of the obligations to which such Guarantee obligation relates and (ii) any Guarantee obligations incurred by any Loan Party of obligations of a Subsidiary that is not a Loan Party shall be permitted pursuant to Section 6.04 (other than Section 6.04(e)). (e) (i) Indebtedness of the Company or any Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof; provided that (1) such Indebtedness is incurred prior to or within 180 days after such acquisition or the completion of such construction or improvement and (2) the aggregate principal amount of Indebtedness incurred in reliance on this clause (e), determined as of the date of such incurrence, together with the aggregate principal amount of all other Indebtedness previously incurred and then outstanding in reliance on this clause (e), shall not exceed the greater of $100,000,000 and 30.0% of Consolidated EBITDA for the Test Period ended most recently at the time of the incurrence of such Indebtedness, and (ii) any Permitted Refinancing Indebtedness in respect of Indebtedness incurred in reliance on this Section 6.01(e); (f) Indebtedness of the Company or any Subsidiary as an account party in respect of trade letters of credit; (g) Incremental Equivalent Debt/Permitted Ratio Debt; (h) (i) Indebtedness in respect of a Permitted Securitization in an aggregate amount, determined as of the date of such incurrence, together with the aggregate principal amount of all other Indebtedness previously incurred and then outstanding in reliance on this Section 6.01(h), not to exceed the greater of $75,000,000 and 25% of Consolidated EBITDA for the Test Period ended most recently at the time of the incurrence of such Indebtedness and (ii) any Permitted Refinancing Indebtedness in respect of any Indebtedness incurred in reliance on this Section 6.01(h); (i) Indebtedness under the 2026 Senior Unsecured Notes and any Permitted Refinancing Indebtedness in respect thereof; 146

(j) unsecured Indebtedness in respect of deferred acquisition purchase price, including earnout obligations, in connection with Permitted Acquisitions; (k) assumed Indebtedness of a Subsidiary existing at the time such Person becomes a Subsidiary pursuant to a Permitted Acquisition (provided that such Indebtedness was not incurred by such Person in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary) and Permitted Refinancing Indebtedness in respect thereof; (l) Indebtedness arising under any Swap Agreement permitted by Section 6.05; (m) Indebtedness (other than for borrowed money) that may be deemed to exist pursuant to any guarantees, warranty or contractual service obligations, performance, surety, statutory, appeal, bid, prepayment guarantee, payment (other than payment of Indebtedness) or completion of performance guarantees or similar obligations incurred in the ordinary course of business; (n) Indebtedness in respect of any bankers’ acceptance, bank guarantees, letters of credit, warehouse receipt or similar facilities entered into in the ordinary course of business in respect of workers’ compensation and other casualty claims, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance, social security benefits, unemployment or other insurance obligations, reclamation and statutory obligations or other Indebtedness with respect to reimbursement-type obligations regarding workers’ compensation and other casualty claims, in each case in the ordinary course of business; (o) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds, so long as such Indebtedness is covered or extinguished within five Business Days; (p) Indebtedness consisting of (i) the financing of insurance premiums or self-insurance obligations and (ii) take-or-pay obligations contained in supply or similar agreements in each case in the ordinary course of business; provided that such obligations are incurred in connection with open accounts extended by suppliers on customary trade terms, in each case in the ordinary course of business; (q) Indebtedness in the form of purchase price adjustments (including in respect of working capital), earnouts, deferred compensation, indemnification or other arrangements representing acquisition consideration or deferred payments of a similar nature incurred in connection with any Permitted Acquisitions or other similar Investments permitted under Section 6.04 (other than Investments permitted under Section 6.04(f)) or Dispositions permitted under Section 6.03 (other than Dispositions in connection with a Permitted Securitization); (r) (i) Indebtedness of a Subsidiary that is not a Loan Party in an aggregate principal amount, determined as of the date of such incurrence, together with the aggregate principal amount of all other Indebtedness previously incurred and then outstanding in reliance on this clause (r), not to exceed the greater of $75,000,000 and 25% of Consolidated EBITDA for the Test Period ended most recently at the time of the incurrence of such Indebtedness and (ii) any Permitted Refinancing Indebtedness in respect of any Indebtedness incurred in reliance on this Section 6.01(r); (s) (i) other Indebtedness in an aggregate principal amount, determined as of the date of such incurrence, together with the aggregate principal amount of all other Indebtedness 147 previously incurred and then outstanding in reliance on this clause (s), not to exceed the greater of $100,000,000 and 30.0% of Consolidated EBITDA for the Test Period ended most recently at the time of the incurrence of such Indebtedness, and (ii) any Permitted Refinancing Indebtedness in respect of any Indebtedness incurred in reliance on this Section 6.01(s); and (t) Indebtedness representing deferred compensation to employees or directors of the Company or its Subsidiaries incurred in the ordinary course of business. Without limiting Section 1.03(b), for purposes of determining compliance with this Section 6.01, (A) Indebtedness need not be permitted solely in reliance on one of the above clauses, but may be permitted in reliance in part on any combination thereof and (B) in the event that any Indebtedness satisfies the criteria of more than one of the above clauses, the Company may, in its sole discretion, divide or classify or later divide, classify or reclassify all or a portion of such Indebtedness in any manner that complies with this Section 6.01 and will only be required to include the amount and type of such Indebtedness (or any portion thereof) in reliance on one or more of the above clauses and such Indebtedness shall be deemed created, incurred, assumed and permitted to exist in reliance on only one of such clauses; provided that all Indebtedness outstanding under the Loan Documents and any Refinancing Indebtedness shall all times be deemed to be outstanding in reliance only on Section 6.01(a) and Indebtedness incurred in reliance on Section 6.01(b) may not be reclassified. SECTION 6.02 Liens. The Company will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, except: (a) Liens created pursuant to any Loan Document; (b) any Lien on any property or asset of the Company or any Subsidiary existing on the Restatement Effective Date and, to the extent the such property or asset has a fair market value (as determined by the Company in good faith) as of the Restatement Effective Date in excess of $5,000,000, set forth in Schedule 6.02; provided that (i) such Lien shall not apply to any other property or asset of the Company or any Subsidiary (other than after acquired property that is affixed or incorporated into the property covered by such Lien) and (ii) such Lien shall secure only those obligations which it secures on the Restatement Effective Date and extensions, renewals or replacements thereof (including Permitted Refinancing Indebtedness in respect of such obligations) that do not increase the outstanding principal amount thereof, other than Additional Permitted Amounts; (c) any Lien existing on any property or asset prior to the acquisition thereof by the Company or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary after the Restatement Effective Date prior to the time such Person becomes a Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (ii) such Lien shall not apply to any other property or assets of the Company or any Subsidiary (other than after acquired property that is affixed or incorporated into the property covered by such Lien) and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be, and extensions, renewals or replacements thereof (including Permitted Refinancing Indebtedness in respect of such obligations) that do not increase the outstanding principal amount thereof, other than Additional Permitted Amounts; 148

(d) Liens on fixed or capital assets acquired, constructed or improved by the Company or any Subsidiary; provided that (i) such security interests secure Indebtedness permitted by clause (e) of Section 6.01, (ii) such security interests and the Indebtedness secured thereby are incurred prior to or within 180 days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed the cost of acquiring, constructing or improving such fixed or capital assets or constitutes Permitted Refinancing Indebtedness in respect of such Indebtedness and (iv) such security interests shall not apply to any other property or assets of the Company or any Subsidiary (other than after acquired property that is affixed or incorporated into the property covered by such Lien); (e) Liens securing Indebtedness incurred in reliance on, and subject to the provisions set forth in, Section 6.01(g); provided that any such Lien on the Collateral that is pari passu with or junior to the Lien on the Collateral securing the Secured Obligations that is granted in reliance on this clause (t) shall be subject to an Intercreditor Agreement; (f) Permitted Encumbrances; (g) Liens on Securitization Assets sold or transferred or purported to be sold or transferred to a Securitization Subsidiary in connection with a Securitization; (h) Liens on assets of the Company and its Subsidiaries so long as, at the time of incurrence of any Indebtedness or other obligations secured thereby, the aggregate principal amount of the Indebtedness and other obligations then outstanding and secured by Liens in reliance on this Section 6.02(h), does not exceed the sum of (i) the greater of $100,000,000 and 30.0% of Consolidated EBITDA for the Test Period ended most recently at the time of the incurrence of such Indebtedness or other obligations plus (ii) any Additional Permitted Amount in respect of any applicable Permitted Refinancing Indebtedness; and (i) Liens in favor of any Loan Party so long as, in the case of any Lien granted by a Loan Party, such Liens are junior to the Liens created pursuant to the Collateral Documents. Without limiting Section 1.03(b), for purposes of determining compliance with this Section 6.02, (A) Liens need not be permitted solely in reliance on one of the above clauses, but may be permitted in reliance in part on any combination thereof and (B) in the event that any Lien satisfies the criteria of more than one of the above clauses, the Company may, in its sole discretion, divide or classify or later divide, classify or reclassify all or a portion of such Lien in any manner that complies with this Section 6.02 and will only be required to include the amount and type of such Lien (or any portion thereof) in reliance on one or more of the above clauses and such Lien shall be deemed created, incurred, assumed and permitted to exist in reliance on only one of such clauses; provided that all Liens securing obligations under the Loan Documents and any Refinancing Indebtedness shall all times be deemed to be outstanding in reliance only on Section 6.01(a). SECTION 6.03 Fundamental Changes; Dispositions. (a) The Company will not, and will not permit any Subsidiary to, merge into, amalgamate or consolidate with any other Person, or permit any other Person to merge into, amalgamate or consolidate with it, or Dispose of all or substantially all its assets, property or business, or liquidate or dissolve, except that: (i) any Person (including any Subsidiary) may merge into, amalgamate or consolidate with, or Dispose of all or substantially all its assets, property or business to, the Company in a transaction in which the Company is the surviving corporation; 149

(ii) any Subsidiary may merge into, amalgamate or consolidate with, or Dispose of all or substantially all its assets, property or business to, any other Subsidiary; provided that if any Loan Party is party to such transaction, either such Loan Party shall be the surviving entity or transferee, or substantially simultaneously with the consummation of such transaction the surviving entity or transferee shall become a Loan Party; (iii) any Subsidiary may liquidate or dissolve or change its legal form if (A) the Company determines in good faith that such liquidation, dissolution or merger is in the best interests of the Company and is not materially disadvantageous to the Lenders and (B) any assets, property or business owned or conducted by any Loan Party that are not otherwise Disposed or transferred in accordance with Section 6.03(e), Section 6.04 or Section 6.07, or, in the case of any such business, discontinued, shall be transferred to, or otherwise owned or conducted by any Loan Party or any Person that shall become a Loan Party substantially simultaneously therewith; and (iv) the Company and its Subsidiaries may consummate a Permitted Corporate Reorganization. (b) The Company will not, and will not permit any of its Subsidiaries to, engage to any material extent in any business other than businesses of the type conducted by the Company and its Subsidiaries on Restatement Effective Date and businesses reasonably related, ancillary or complementary thereto. (c) The Company will not, nor will it permit any of its Subsidiaries to, change its fiscal year from the basis in effect on the Restatement Effective Date; provided that (i) the Company may change the fiscal year of any acquired Subsidiary to correspond with the basis of the Company’s fiscal year and (ii) the Company may, upon written notice to the Administrative Agent, change its fiscal year end to any other fiscal year end reasonably acceptable to the Administrative Agent, in which case, the Company and the Administrative Agent will, and are hereby authorized by the Lenders to, make any changes to this Agreement that are necessary to reflect such change in fiscal year end. (d) The Company shall not permit any U.S. Loan Party to acquire any Subsidiary (other than a Subsidiary organized under the laws of the United States or any jurisdiction thereof) except in a transaction otherwise not prohibited under this Agreement and not undertaken for the purpose of evading the collateral and guarantee requirements hereunder and under the other Loan Documents. (e) The Company will not, and will not permit any Subsidiary to, Dispose of any of its assets, property or business (including any Sale and Leaseback Transactions) (excluding, for the avoidance of doubt, any issuance or sale of any Equity Interests of the Company), whether now owned or hereafter acquired, or, solely in the case of any Subsidiary, issue or sell any shares of such Subsidiary’s Equity Interests to any Person, except: (i) any Subsidiary may sell, transfer, lease or otherwise Dispose of its assets to a Loan Party; (ii) the Disposition of surplus, outdated, obsolete or worn out property (other than accounts receivable or inventory) in the ordinary course of business; 150

(iii) Dispositions of inventory, cash and Permitted Investments in the ordinary course of business; (iv) Dispositions of used equipment for value in the ordinary course of business consistent with past practice; (v) Dispositions permitted by Section 6.03(a); (vi) the sale or issuance of any Subsidiary’s Equity Interests to any Loan Party; (vii) Dispositions of accounts receivable in connection with the compromise, settlement or collection thereof in the ordinary course of business and not as part of any accounts receivables financing transaction; (viii) Dispositions of assets (including as a result of like-kind exchanges) to the extent that (A) such assets are exchanged for credit (on a fair market value basis) against the purchase price of similar or replacement assets or (B) such asset is Disposed of for fair market value and the proceeds of such Disposition are promptly applied to the purchase price of similar or replacement assets; (ix) Dispositions resulting from any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any asset of any Group Member; (x) non-exclusive licenses or sublicenses of intellectual property (including licenses of technology) in the ordinary course of business, to the extent that they do not materially interfere with the business of the Company or any Subsidiary; (xi) the abandonment, cancellation, non-renewal or discontinuance of use or maintenance of non-material intellectual property or rights relating thereto that the Company determines in its reasonable judgment to be desirable to the conduct of its business and not materially disadvantageous to the interests of the Lenders; (xii) licenses (other than of intellectual property), leases or subleases entered into in the ordinary course of business, to the extent that they do not materially interfere with the business of the Company or any Subsidiary; (xiii) Dispositions, or the sale or issuance of any Subsidiary’s Equity Interests, to any Group Member; provided that any such Disposition, sale or issuance involving a Subsidiary that is not a Guarantor shall be made in compliance with Sections 6.04 and 6.06; (xiv) (A) Dispositions of assets to the extent that such Disposition constitutes an Investment referred to in and permitted by Section 6.04 (other than Investments referred to in and permitted by 6.04(f)), (B) Dispositions of assets to the extent that such Disposition constitutes a Restricted Payment referred to in and permitted by Section 6.07, (C) Dispositions set forth on Schedule 6.03(e), (D) Dispositions of assets to the extent that such Disposition constitutes a merger, consolidation or amalgamation permitted by Section 6.04(a) and (E) sale and leaseback transactions permitted under Section 6.10; 151

(xv) other Dispositions of assets (including Equity Interests); provided that (i) it shall be for fair market value (reasonably determined by the Company, on the date the legally binding commitment for sale or disposition was entered into, in good faith), provided further that, if the fair market value in respect of any such Disposition exceeds the greater of $50,000,000 and 2.5% of Consolidated Total Assets as of the last day of the most recently ended Test Period at the time of such Disposition, at least 75% of the total consideration (determined on the date the legally binding commitment for sale or disposition was entered into) received by the Company and its Subsidiaries shall be in the form of cash or Permitted Investments, (ii) no Event of Default then exists or would result from such Disposition and (iii) the requirements of Section 2.11(b), to the extent applicable, are complied with in connection therewith; provided, however, that for purposes of clause (i) above, the following shall be deemed to be cash: (A) any liabilities (as shown on the Company’s or such Subsidiary’s most recent balance sheet provided hereunder or in the footnotes thereto) of the Company or such Subsidiary (other than liabilities that are by their terms subordinated to the Secured Obligations) that are assumed by the transferee with respect to the applicable Disposition and for which the Company and its Subsidiaries shall have been validly released by all applicable creditors in writing, (B) any securities received by the Company or such Subsidiary from such transferee that are converted by the Company or such Subsidiary into cash or Permitted Investments (to the extent of the cash or Permitted Investments received in the conversion) within 181 days following the closing of the applicable Disposition and (C) any Designated Non-Cash Consideration received by the Company or any of its Subsidiaries in such Disposition having a fair market value, taken together with all other Designated Non-Cash Consideration received pursuant to this Section 6.03(e)(xv) that is at the time of such Disposition outstanding, not to exceed the greater of (x) $50,000,000 and (y) 2.5% of Consolidated Total Assets as of the last day of the most recently ended Test Period at the time of such Disposition (with the fair market value of each item of Designated Non-Cash Consideration being measured at the time received and without giving effect to subsequent changes in value); (xvi) Dispositions of Securitization Assets to one or more Securitization Subsidiaries in connection with a Permitted Securitization; (xvii) Dispositions of assets with a fair market value not exceeding in any fiscal year of the Company the greater of $50,000,000 and 2.5% of Consolidated Total Assets as of the last day of the Test Period most recently ended at the time of such Disposition; and (xviii) a disposal of assets in connection with the funding of special purpose vehicles or trusts assuming the obligation to fulfil pension obligations, deferred pension obligations or obligations in respect of work time accounts or part-time retirement or similar schemes of the Company or its Subsidiaries (commonly referred to as "contractual trust arrangements" or "CTA"). SECTION 6.04 Investments, Loans, Advances, Guarantees and Acquisitions. The Company will not, and will not permit any of its Subsidiaries to, purchase, hold or acquire (including pursuant to any merger, amalgamation or consolidation with any Person that was not a wholly owned Subsidiary prior to such merger, amalgamation or consolidation) any capital stock, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction 152 or a series of transactions) any Person or any assets of any other Person constituting a business unit (collectively, an “Investment”), except: (a) Permitted Investments; (b) Permitted Acquisitions; (c) Investments by the Company and its Subsidiaries existing on the Restatement Effective Date in the capital stock of its Subsidiaries; (d) Investments made by the Company in or to any Subsidiary and made by any Subsidiary in or to the Company or any other Subsidiary (provided that the amount of any Investment made by Loan Parties in Subsidiaries that are not Loan Parties (or Subsidiaries that do not become Loan Parties within forty-five (45) days (or such later date as may be agreed upon by the Administrative Agent) after the consummation of such Investment) in reliance on this Section 6.04(d), determined as of the date such Investment is made, together with the aggregate amount of all other Investments made by Loan Parties in Subsidiaries that are not Loan Parties (or Subsidiaries that do not become Loan Parties within forty-five (45) days (or such later date as may be agreed upon by the Administrative Agent) after the consummation of such Investment) previously made and then outstanding in reliance on this Section 6.04(d), shall not exceed the greater of $200,000,000 and 50.0% of Consolidated EBITDA for the Test Period ended most recently at the time of the making of such Investment (which amount shall be determined net of any return on capital, repayment of indebtedness, and any Investments by Subsidiaries that are not Loan Parties to a Loan Party) (the limitation set forth in this proviso being referred to as the “Specified Intercompany Investment Limitation”); provided further that (i) intercompany transfers of intangible assets that are solely effected by bookkeeping entries and that do not otherwise represent an exchange or transfer of assets are not deemed to be Investments and are not subject to the Specified Intercompany Investment Limitation hereunder, (ii) Investments made by a Loan Party to a Subsidiary that is not a Loan Party shall not be subject to the Specified Intercompany Investment Limitation hereunder so long as such Subsidiary that is not a Loan Party transfers such Investments, substantially concurrently with the receipt thereof, to a Loan Party, (iii) any Investments that are made to a Subsidiary that is not a Loan Party and that have reduced the availability under the Specified Intercompany Investment Limitation shall no longer reduce such availability from and after the date that such Subsidiary becomes a Loan Party); (e) Guarantees permitted by Section 6.01(d); (f) any Permitted Corporate Reorganization; (g) Investments in joint ventures or other minority interests in a business or line of business permitted with respect to the Loan Parties and the Subsidiaries under this Agreement; provided that the amount of any such Investment in reliance on this clause (g), determined as of the date such Investment is made, together with the aggregate amount of all other Investments previously made and then outstanding in reliance on this clause (g), shall not exceed the greater of $125,000,000 and 35.0% of Consolidated EBITDA for the Test Period ended most recently at the time of the making of such Investment; provided that any Investment made in reliance on this clause (g) in respect of any Person that becomes a Subsidiary shall, to the extent permitted in accordance with the terms thereof, automatically be deemed made in reliance on, at the option of the Borrower, Section 6.04(b) or 6.04(d) and shall not be deemed made in reliance on this clause (g); 153

(h) any Section 403-Declaration in relation to a Subsidiary or any residual liability under such declaration arising pursuant to Section 2:404(2) of the Dutch Civil Code; (i) any joint and several liability and any netting or set-off arrangement arising in each case as a result of a fiscal unity (fiscale eenheid) for Dutch corporate income tax or Dutch value added tax purposes; (j) the Company’s entry into (including payments of premiums in connection therewith), and the performance of obligations under, Swap Agreements permitted under Section 6.05, in each case, in accordance with their terms; (k) Investments existing on the Restatement Effective Date and, to the extent any such Investment exceeds $5,000,000 as of the Restatement Effective Date, identified on Schedule 6.04; (l) payroll, travel and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses for accounting purposes and that are made in the ordinary course of business; (m) loans or advances to employees, officers or directors of the Company or any Subsidiary in the ordinary course of business consistent with past practices in an aggregate amount not in excess of $25,000,000, outstanding at any one time with respect to all loans or advances under this clause (m) (without giving effect to the forgiveness of any such loan); (n) promissory notes and other non-cash consideration received in connection with a Disposition permitted pursuant to Section 6.03(e); (o) any Investment (i) in a Securitization Subsidiary made in connection with a Permitted Securitization; provided that the amount of any Investment by the Company or any Subsidiary in reliance on this clause (i), determined as of the date such Investment is made, together with the aggregate amount of Investments previously made and then outstanding in reliance on this clause (i), shall not exceed the greater of $75,000,000 and 25.0% of Consolidated EBITDA for the Test Period ended most recently at the time of the making of such Investment and (ii) consisting of the Seller’s Retained Interests in a Securitization Subsidiary in connection with a Permitted Securitization; (p) Investments acquired as a result of the purchase or other acquisition by any Group Member in connection with a Permitted Acquisition; provided, that such Investments were not made in contemplation of such Permitted Acquisition and were in existence at the time of such Permitted Acquisition; (q) Investments of a Subsidiary acquired after the Restatement Effective Date or of an entity merged, consolidated, amalgamated or Divided with or into the Company or any Subsidiary, in each case in accordance with Section 6.03 after the Restatement Effective Date, to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger, consolidation, amalgamation or Division and were in existence on the date of such acquisition, merger, consolidation, amalgamation or Division; (r) other Investments, if, at the time of such Investment, the Consolidated Leverage Ratio for the most recently ended Test Period, calculated on a Pro Forma Basis as of the date of such Investment, is not in excess of 3.50 to 1.00 so long as no Event of Default has occurred and 154 is continuing prior to making such Investment pursuant to this clause (r) or would arise after giving effect (including giving effect on a Pro Forma Basis) thereto; (s) Investments in an aggregate amount not to exceed the Available Amount at such time; provided that at the time of the making of any such Investment in reliance on clause (a)(ii) of the definition of Available Amount, (i) no Event of Default has occurred and is continuing and (ii) at the time of the making of any such Investment and immediately after giving effect to such Investment, the Consolidated Leverage Ratio for the most recently ended Test Period, calculated on a Pro Forma Basis as of the date of such Investment, is not in excess of 3.75 to 1.00; (t) any other Investment so long as the amount of such Investment in reliance on this clause (t), determined as of the date such Investment is made, together with the aggregate amount of all other Investments previously made and then outstanding in reliance on this clause (t), does not exceed the greater of $100,000,000 and 30.0% of Consolidated EBITDA for the Test Period ended most recently at the time of the making of such Investment; (u) extensions of trade credit in the ordinary course of business; (v) Investments in assets useful in the business of the Company and its Subsidiaries, other than current assets, with the proceeds of any Reinvestment Deferred Amount; (w) Investments received in connection with the insolvency or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business; (x) Guarantees by the Company or any Subsidiary of leases (other than Capital Lease Obligations) or of other obligations that do not constitute Indebtedness, in each case entered into in the ordinary course of business; (y) Investments made to effect the pledges and deposits described in, and permitted under, clause (c) or (d) of the definition of “Permitted Encumbrances”; (z) Investments by the Company or any Subsidiary that result solely from the receipt by the Borrower or such Subsidiary from any of its Subsidiaries of a dividend or other Restricted Payment in the form of Equity Interests, evidences of Indebtedness or other securities (but not any additions thereto made after the date of the receipt thereof); and (aa) mergers, consolidations, amalgamations or Divisions permitted under Section 6.03(a) that do not involve any Person other than the Company and Subsidiaries that are wholly owned Subsidiaries (other than directors’ qualifying shares). Without limiting Section 1.03(b), for purposes of determining compliance with this Section 6.04, (A) Investments need not be permitted solely in reliance on one of the above clauses, but may be permitted in reliance in part on any combination thereof and (B) in the event that any Investment satisfies the criteria of more than one of the above clauses, the Company may, in its sole discretion, divide or classify or later divide, classify or reclassify all or a portion of such Investment in any manner that complies with this Section 6.04 and will only be required to include the amount and type of such Investment (or any portion thereof) in reliance on one or more of the above clauses and such Investment shall be deemed purchased, held or acquired in reliance on only one of such clauses. 155

SECTION 6.05 Swap Agreements. The Company will not, and will not permit any of its Subsidiaries to, enter into any Swap Agreement, except (a) Swap Agreements entered into to hedge or mitigate risks to which the Company or any Subsidiary has actual, or reasonably forecasted actual, exposure (other than those in respect of Equity Interests of the Company or any of its Subsidiaries, other than as permitted pursuant to Section 6.05(c) below), (b) Swap Agreements entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of the Company or any Subsidiary, and (c) Swap Agreements entered into to acquire Equity Interests of the Company or any of its Subsidiaries, provided however, that (i) the Company is in compliance with the limitations of Section 6.07 as to the purchase price of such Swap Agreement at the time it is entered into and (ii) the Company is in compliance with the limitations of Section 6.07 as to the exercise price thereunder at the time of exercise of such Swap Agreement. SECTION 6.06 Transactions with Affiliates. The Company will not, and will not permit any of its Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) in the ordinary course of business at prices and on terms and conditions not less favorable to the Company or such Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties, (b) transactions between or among the Company and its Subsidiaries not involving any other Affiliate, (c) any Restricted Payment permitted by Section 6.07, (d) the payment of customary directors’ fees and indemnification and reimbursement of expenses to directors, officers or employees, (e) any issuance of securities or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment agreements, stock options and stock ownership plans approved by the Company’s board of directors, (f) any Permitted Corporate Reorganization, (g) Investments permitted pursuant to Section 6.04(m), (h) transactions disclosed in the Company’s filings with the SEC prior to the Restatement Effective Date and (i) the existence or formation of a fiscal unity (fiscale eenheid) for Dutch corporate income tax or Dutch value added tax purposes. SECTION 6.07 Restricted Payments. The Company will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except: (a) the Company may declare and pay dividends with respect to its Equity Interests payable solely in Qualified Equity Interests, (b) Subsidiaries may declare and pay dividends ratably with respect to their Equity Interests, (c) the Company may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Company and its Subsidiaries, (d) so long as no Event of Default shall have occurred and be continuing, the Company and its Subsidiaries may purchase their common stock or common stock options and other equity awards with respect to common stock from present or former officers, directors or employees of any Group Member upon the death, disability or termination of employment of such officer, director or employee or alteration of employment status or pursuant to the terms of any agreement or plan under which such common stock or equity awards were issued, provided, that the aggregate amount of payments under this clause (d) after the Restatement Effective Date (net of any proceeds received by the Company or any such Subsidiary after the Restatement Effective Date in connection with resales of any common stock or common stock options so 156 purchased) shall not exceed $20,000,000 per year (with unused amounts in any calendar year being carried over for one fiscal year (on a non-cumulative basis)), (e) the Company and its Subsidiaries may make cash payments in lieu of the issuance of fractional shares representing insignificant interests in the Company or any such Subsidiary in connection with the exercise of warrants, options or other securities convertible into or exchangeable for Equity Interest in the Company or such Subsidiary, (f) the Company and its Subsidiaries may make Restricted Payments in an aggregate amount not to exceed the greater of (x) $100,000,000 and (y) 30.0% of Consolidated EBITDA for the Test Period ended most recently at the time of the making of such Restricted Payment (the “Restricted Amount”), (g) the Company may on any date make Restricted Payments in an amount equal to the Available Amount on such date; provided that at the time of the making of any such Restricted Payments in reliance on clause (a)(ii) of the definition of Available Amount and immediately after giving effect to such Restricted Payments, (i) the Consolidated Leverage Ratio for the Test Period, calculated on a Pro Forma Basis, is not in excess of 3.50 to 1.00, and (ii) no Event of Default has occurred and is continuing prior to such Restricted Payment pursuant to this clause (g) or would arise after giving effect (including giving effect on a Pro Forma Basis) thereto, (h) the Company and its Subsidiaries may make any other Restricted Payment pursuant to this clause (h) so long as (i) no Event of Default has occurred and is continuing prior to making such Restricted Payment pursuant to this clause (h) or would arise after giving effect (including giving effect on a Pro Forma Basis) thereto and (ii) the Consolidated Leverage Ratio is equal to or less than 3.25 to 1.00 after giving effect (including giving effect on a Pro Forma Basis) to any such Restricted Payment made pursuant to this clause (h), (i) [reserved], (j) the Company may convert or exchange any of its Equity Interests for or into Qualified Equity Interests, and (k) the payment of any dividend or other distribution or the consummation of any irrevocable redemption within 60 days after the declaration of the dividend or other distribution or the giving of the redemption notice, as the case may be, if at the date of declaration or notice, the dividend or other distribution or redemption payment would have complied with the provisions of this Agreement. Without limiting Section 1.03(b), for purposes of determining compliance with this Section 6.07, (A) Restricted Payments need not be permitted solely in reliance on one of the above clauses, but may be permitted in reliance in part on any combination thereof and (B) in the event that any Restricted Payment satisfies the criteria of more than one of the above clauses, the Company may, in its sole discretion, divide or classify or later divide, classify or reclassify all or a portion of such Restricted Payment in any manner that complies with this Section 6.07 and will only be required to include the amount and type of such Restricted Payment (or any portion thereof) in reliance on one or more of the above clauses and such Restricted Payment shall be made in reliance on only one of such clauses. Notwithstanding the foregoing, and for the avoidance of doubt, (i) the conversion by holders of (including any cash payment upon conversion), or required payment of any principal or premium on, or 157 required payment of any interest with respect to, any Permitted Convertible Notes, in each case, in accordance with the terms of the indenture governing such Permitted Convertible Notes, shall not constitute a Restricted Payment; provided that, to the extent both (a) the aggregate amount of cash payable upon conversion or payment of any Permitted Convertible Note (excluding any required payment of interest with respect to such Permitted Convertible Note and excluding any payment of cash in lieu of a fractional share due upon conversion thereof) exceeds the aggregate principal amount thereof and (b) such conversion or payment does not trigger or correspond to an exercise or early unwind or settlement of a corresponding portion of the Bond Hedge Transactions constituting Permitted Call Spread Swap Agreements relating to such Permitted Convertible Note (including, for the avoidance of doubt, the case where there is no Bond Hedge Transaction constituting a Permitted Call Spread Swap Agreement relating to such Permitted Convertible Note), the payment of such excess cash shall constitute a Restricted Payment notwithstanding this clause (i); and (ii) any required payment with respect to, or required early unwind or settlement of, any Permitted Call Spread Swap Agreement, in each case, in accordance with the terms of the agreement governing such Permitted Call Spread Swap Agreement shall not constitute a Restricted Payment; provided that, to the extent cash is required to be paid under a Warrant Transaction as a result of the election of “cash settlement” (or substantially equivalent term) as the “settlement method” (or substantially equivalent term) thereunder by the Company (or its Affiliate) (including in connection with the exercise and/or early unwind or settlement thereof), the payment of such cash shall constitute a Restricted Payment notwithstanding this clause (ii). Notwithstanding the foregoing, the Company may repurchase, exchange or induce the conversion of Permitted Convertible Notes by delivery of shares of the Company’s common stock and/or a different series of Permitted Convertible Notes (which series (x) matures after, and does not require any scheduled amortization or other scheduled payments of principal prior to, the analogous date under the indenture governing the Permitted Convertible Notes that are so repurchased, exchanged or converted and (y) has terms, conditions and covenants that are no less favorable to the Company than the Permitted Convertible Notes that are so repurchased, exchanged or converted (as determined by the board of directors of the Company, or a committee thereof, in good faith)) (any such series of Permitted Convertible Notes, “Refinancing Convertible Notes”) and/or by payment of cash (in an amount that does not exceed the proceeds received by the Company from the substantially concurrent issuance of shares of the Company’s common stock and/or Refinancing Convertible Notes plus the net cash proceeds, if any, received by the Company pursuant to the related exercise or early unwind or termination of the related Permitted Call Spread Swap Agreements pursuant to the immediately following proviso); provided that, substantially concurrently with, or a commercially reasonable period of time before or after, the related settlement date for the Permitted Convertible Notes that are so repurchased, exchanged or converted, the Company shall (and, for the avoidance of doubt, shall be permitted under this Section 6.07 to) exercise or unwind or terminate early (whether in cash, shares or any combination thereof) the portion of the Permitted Call Spread Swap Agreements, if any, corresponding to such Permitted Convertible Notes that are so repurchased, exchanged or converted. SECTION 6.08 Restrictive Agreements. (a)The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon the ability of the Company or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, provided that the foregoing shall not apply to (i) (A) this Agreement, the other Loan Documents and the indenture governing the 2026 Senior Unsecured Notes, (B) any agreement governing any Indebtedness incurred pursuant to Section 6.01 so long as such prohibition or limitation is customary in agreements governing Indebtedness of such type and such agreement is not more restrictive, taken as a whole, than the Loan Documents, taken as a whole, and (C) any agreement governing any Permitted Refinancing Indebtedness in respect of the Loans, the 2026 Senior Unsecured Notes or Indebtedness incurred pursuant to Section 6.01, in each case, with respect to this clause (C), so long as any such agreement is not more restrictive, 158 taken as a whole, than the Loan Documents, the indenture governing the 2026 Senior Unsecured Notes or the documents governing the Indebtedness being refinanced, as applicable, taken as a whole, (ii) any agreements governing any purchase money Liens or Capital Lease Obligations otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed thereby), (iii) any agreement in effect at the time any Person becomes a Subsidiary, so long as such prohibition or limitation applies only to such Subsidiary (and, if applicable, its Subsidiaries) and such agreement was not entered into in contemplation of such Person becoming a Subsidiary, as such agreement may be amended, restated, supplemented, modified extended renewed or replaced, so long as such amendment, restatement, supplement, modification, extension, renewal or replacement does not expand in any material respect the scope of any restriction contemplated by this Section 6.08(a) contained therein, (iv) customary provisions restricting assignments, subletting, sublicensing, pledging or other transfers contained in leases, subleases, licenses or sublicenses, so long as such restrictions are limited to the property or assets subject to such leases, subleases, licenses or sublicenses, as the case may be, (v) customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary or any assets pending such sale, provided that such restrictions or conditions apply only to the Subsidiary or assets that is to be sold and such sale is permitted hereunder and (vi) customary restrictions in the definitive documentation governing any Permitted Securitization, so long as such restrictions relate only to the accounts receivable subject to such arrangement and/or to distributions from any Securitization Subsidiary conducting such arrangement. (b) The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon the ability of any Subsidiary to pay dividends or other distributions with respect to holders of its Equity Interests or to make or repay loans or advances to the Company or any other Subsidiary or to Guarantee Indebtedness of the Company or any other Subsidiary; provided that the foregoing shall not apply to (i) any encumbrances or restrictions existing under (A) this Agreement, the other Loan Documents or the indentures governing the 2026 Senior Unsecured Notes, (B) any agreement governing Indebtedness incurred pursuant to Section 6.01 so long as such encumbrance or restriction is customary in agreements governing Indebtedness of such type and is no more restrictive, taken as a whole, than the Loan Documents, taken as a whole, or (C) any agreement governing any Permitted Refinancing Indebtedness in respect of the Loans, the 2026 Senior Unsecured Notes or any other Indebtedness incurred pursuant to Section 6.01, in each case with respect to this clause (C), so long as any such agreement is not more restrictive, taken as a whole, than the Loan Documents, the indentures governing the 2026 Senior Unsecured Notes or the documents governing the Indebtedness being refinanced, as applicable, taken as a whole, (ii) any encumbrances or restrictions with respect to a Subsidiary imposed pursuant to an agreement that has been entered into in connection with the Disposition of all or substantially all of the Equity Interests or assets of such Subsidiary, (iii) any encumbrance or restriction applicable to a Subsidiary (and, if applicable, its Subsidiaries) under any agreement of such Subsidiary in effect at the time such Person becomes a Subsidiary, so long as such agreement was not entered into in contemplation of such Person becoming a Subsidiary, as such agreement may be amended, restated, supplemented, modified extended renewed or replaced, so long as such amendment, restatement, supplement, modification, extension, renewal or replacement does not expand in any material respect the scope of any restriction contemplated by this Section 6.08(b) contained therein, (iv) customary provisions restricting assignments, subletting, sublicensing, pledging or other transfers contained in leases, subleases, licenses or sublicenses, so long as such restrictions are limited to the property or assets subject to such leases, subleases, licenses or sublicenses, as the case may be, (v) customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary or any assets pending such sale, provided that such restrictions or conditions apply only to the Subsidiary or assets that is to be sold and such sale is permitted hereunder and 159

(vi) customary provisions in the definitive documentation governing any Permitted Securitization, so long as such restrictions relate only to the accounts receivable subject to such arrangement and/or to distributions from any Securitization Subsidiary conducting such arrangement. SECTION 6.09 Junior Indebtedness and Amendments to Junior Indebtedness Documents. (a) The Company will not, and will not permit any Subsidiary to, directly or indirectly, voluntarily prepay, defease or in substance defease, purchase, redeem, retire or otherwise acquire in cash (including by any sinking fund or similar deposit), any Junior Indebtedness or any Indebtedness for borrowed money from time to time outstanding under the Junior Indebtedness Documents (including, for the avoidance of doubt, Indebtedness for borrowed money evidenced by bonds, debentures, notes or similar instruments) (any of the foregoing, a “Restricted Debt Payment”), other than: (i) regularly scheduled payments of principal, interest and fees (including any penalty interest, if applicable) and payments of fees, expenses and obligations as and when due (other than payments with respect to Junior Indebtedness that are prohibited by the intercreditor or subordination provisions thereof); (ii) prepayments, defeasements, purchases, redemptions, retirements or acquisitions of any Junior Indebtedness in an aggregate amount not to exceed the Restricted Amount; (iii) Restricted Debt Payments in an unlimited additional amount so long as, (A) no Event of Default has occurred and is continuing prior thereto or would arise after giving effect (including giving effect on a Pro Forma Basis) thereto and (B) the Consolidated Leverage Ratio is equal to or less than 3.50 to 1.00 after giving effect (including giving effect on a Pro Forma Basis) thereto; (iv) prepayments of intercompany Junior Indebtedness permitted hereunder owed by the Company or any Subsidiary to the Company or any Subsidiary; provided that no prepayment of any Junior Indebtedness owed by any Loan Party to any Subsidiary that is not a Loan Party shall be permitted so long as an Event of Default shall have occurred and be continuing or would result therefrom; (v) Restricted Debt Payments in an amount equal to the Available Amount on such date; provided that at the time of the making of such Restricted Debt Payment in reliance on clause (a)(ii) of the definition of Available Amount and immediately after giving effect to such Restricted Debt Payment, (A) the Consolidated Leverage Ratio for the Test Period, calculated on a Pro Forma Basis, is not in excess of 3.75 to 1.00 and (B) no Event of Default has occurred and is continuing and at the time of the making of any such Restricted Debt Payment; (vi) refinancings of Junior Indebtedness with the proceeds of Permitted Refinancing Indebtedness permitted in respect thereof under Section 6.01; (vii) Restricted Debt Payments of or in respect of Junior Indebtedness made solely with the proceeds from the issuance of Qualified Equity Interests or the conversion of any Junior Indebtedness into Qualified Equity Interests (provided such proceeds are excluded from the calculation of Available Amount); and 160

(viii) any Restricted Debt Payment in respect of the 2026 Senior Unsecured Notes. (b) The Company will not, and will not permit any Subsidiary to, amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms of any Junior Indebtedness or Junior Indebtedness Documents (other than any such amendment, modification, waiver or other change that would not materially and adversely affect the interests of the Lenders so long as no Event of Default has occurred and is continuing or would result therefrom). Without limiting Section 1.03(b), for purposes of determining compliance with Section 6.09(a) , (A) Restricted Debt Payments need not be permitted solely in reliance on one of the clauses of Section 6.09(a), but may be permitted in reliance in part on any combination thereof and (B) in the event that any Restricted Debt Payment satisfies the criteria of more than one of the clauses of Section 6.09(a), the Company may, in its sole discretion, divide or classify or later divide, classify or reclassify all or a portion of such Restricted Debt Payment in any manner that complies with Section 6.09(a) and will only be required to include the amount and type of such Restricted Debt Payment (or any portion thereof) in reliance on one or more of the clauses of Section 6.09(a) and such Restricted Debt Payment shall be made in reliance on only one of such clauses. If any Permitted Convertible Notes constitute Junior Indebtedness, this Section 6.09 will not apply to the conversion of such Permitted Convertible Notes or the election or deemed election of a settlement method by the Company with respect thereto, any transaction effected in accordance with the third paragraph of Section 6.07 or any amendment, modification or supplement to such Permitted Convertible Notes that is expressly required to be made under the terms thereof. SECTION 6.10 Sale and Leaseback Transactions. The Company shall not, nor shall it permit any Subsidiary to, enter into any Sale and Leaseback Transaction, other than Sale and Leaseback Transactions in respect of which the Net Cash Proceeds received in connection therewith in any fiscal year of the Company does not exceed the greater of $100,000,000 and 6% of Consolidated Total Assets as of the last day of the Test Period most recently ended at the time of such transaction. SECTION 6.11 Financial Covenant. Solely with respect to the Revolving Facility, the Company will not permit the First Lien Leverage Ratio, determined as of the last day of any fiscal quarter of the Company (commencing with the fiscal quarter ending September 30, 2021) on which any Revolving Loans are outstanding, to be greater than 3.25 to 1.00. The provisions of Section 6.11 are solely for the benefit of Revolving Lenders and, notwithstanding the provisions of Section 9.02, or any other Section herein, the Required Revolving Lenders may (i) amend or otherwise modify Section 6.11 or, solely for purposes of Section 6.11, the defined terms used, directly or indirectly, therein, or (ii) waive any noncompliance with Section 6.11 or any Event of Default resulting from any such noncompliance, in each case without the consent of any other Lender. SECTION 6.12 Material Intellectual Property. No intellectual property that is material to the business of the Company and the other Loan Parties, taken as a whole, shall be assigned, transferred, or exclusively licensed or exclusively sublicensed to any Subsidiary that is not a Loan Party. 161

ARTICLE VII EVENTS OF DEFAULT SECTION 7.01 Events of Default. If any of the following events (“Events of Default”) shall occur: (a) any Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise; (b) any Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in Section 7.01(a)) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five (5) Business Days; (c) any representation or warranty made or deemed made by or on behalf of the Company, any other Borrower or any Subsidiary, as applicable, in or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect when made or deemed made; (d) the Company or any other Borrower, as applicable, shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02(a), 5.03 (with respect to Company or any Borrower’s existence only), 5.08 or 5.09, in Article VI (other than Section 6.11) or in Article X or Section 6.11; provided that, any failure to comply with Section 6.11 shall not constitute an Event of Default with respect to any Term Loans unless and until the Administrative Agent or the Required Revolving Lenders shall have terminated the Revolving Commitments or exercised remedies with respect to outstanding Revolving Loans and Letters of Credit pursuant to Section 7.02(a) or Section 7.02(b); (e) the Company, any other Borrower or any Subsidiary Guarantor, as applicable, shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in Section 7.01(a), (b) or (d)) or any other Loan Document, and such failure shall continue unremedied for a period of thirty (30) days after notice thereof from the Administrative Agent or the Required Lenders to the Company; (f) the Company or any Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable (after the expiration of any applicable grace or cure periods provided for in the applicable agreement or instrument under which such Indebtedness was created); (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to (i) secured Indebtedness that becomes 162 due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, (ii) any redemption, exchange, repurchase, conversion or settlement with respect to any Permitted Convertible Notes, or satisfaction of any condition giving rise to or permitting the foregoing, pursuant to their terms unless such redemption, repurchase, conversion or settlement results from a default thereunder or an event of the type that constitutes an Event of Default or (iii) any early payment requirement or unwinding or termination with respect to any Permitted Call Spread Swap Agreement, or satisfaction of any condition giving rise to or permitting the foregoing, in accordance with the terms thereof where neither the Company nor any of its Affiliates is the “defaulting party” (or substantially equivalent term) under the terms of such Permitted Call Spread Swap Agreement; (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, examinership, reorganization, administration or other relief in respect of the Company, any other Borrower or any Significant Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, examinership, receivership or similar law now or hereafter in effect, including the Dutch Bankruptcy Code (Faillissementswet) or (ii) the appointment of a receiver, trustee, custodian, administrator, sequestrator, conservator, herstructureringsdeskundige, observatory or similar official for the Company, any other Borrower or any Significant Subsidiary or for a substantial part of its assets, and, in the case of a proceeding commenced or a petition made outside the Netherlands, such proceeding or petition shall continue undismissed for sixty (60) days or an order or decree approving or ordering any of the foregoing shall be entered; provided that in the case of a proceeding commenced or a petition made in the Netherlands, no grace period is applicable, other than in the case of any frivolous or vexatious petitions for which a grace period of fifteen (15) days applies; (i) the Company, any other Borrower or any Significant Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, examinership, reorganization, administration or other relief under any Federal, state or foreign bankruptcy, insolvency, examinership, receivership or similar law now or hereafter in effect, including the Dutch Bankruptcy Code, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in Section 7.01(h), (iii) apply for or consent to the appointment of a receiver, trustee, custodian, administrator, sequestrator, conservator, herstructureringsdeskundige, observatory or similar official for the Company, any other Borrower or any Significant Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) take any action for the purpose of effecting any of the foregoing or (vii) shall become unable, admit in writing its inability or fail generally to pay its debts as they become due; (j) one or more judgments for the payment of money in an aggregate amount (not paid or covered by insurance to the extent the insurer has not disputed coverage) in excess of $50,000,000 shall be rendered against the Company, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of thirty (30) consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Company or any Subsidiary to enforce any such judgment; 163

(k) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect; (l) a Change in Control shall occur; (m) the Guaranty or any Collateral Document for any reason ceases to be valid, binding and enforceable in accordance with its terms (or the Company or any Subsidiary shall challenge the enforceability of the Guaranty or any Collateral Document or shall assert in writing, or engage in any action or inaction based on any such assertion, that any provision of the Guaranty or any Collateral Document has ceased to be or otherwise is not valid, binding and enforceable in accordance with its terms); or (n) any Collateral Document shall for any reason fail to create a valid and perfected first priority security interest in a material portion of the Collateral purported to be covered thereby, except as permitted by the terms of any Loan Document. SECTION 7.02 Remedies Upon an Event of Default. If an Event of Default occurs (other than an event with respect to any Borrower described in Section 7.01(h) or 7.01(i)), and at any time thereafter during the continuance of such Event of Default, the Administrative Agent may with the consent of the Required Lenders, and shall at the request of the Required Lenders, by notice to the Company, take any or all of the following actions, at the same or different times: (a) terminate the Commitments (and the Letter of Credit Commitments), and thereupon the Commitments (and the Letter of Credit Commitments) shall terminate immediately; (b) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other Secured Obligations accrued hereunder and under any other Loan Document, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers and the other Loan Parties; (c) require that the Company provide cash collateral as required in Section 2.06(j); and (d) exercise on behalf of itself, the Lenders and the Issuing Bank all rights and remedies available to it, the Lenders and the Issuing Bank under the Loan Documents and applicable law; provided, however, that upon the occurrence and during the continuance of any Event of Default attributable to a failure to comply with Section 6.11, (x) actions pursuant to Section 7.02(a) or Section 7.02(b) may be taken by the Required Revolving Lenders with respect to the Revolving Loans only (without the requirement for Required Lender action) or by the Administrative Agent at the direction of the Required Revolving Lenders, and (y) only if action has been taken in respect of such Event of Default under Section 7.02(a) or Section 7.02(b) (with respect to the Revolving Loans) by the Required Revolving Lenders or by the Administrative Agent at the direction of the Required Revolving Lenders, then such Event of Default will be deemed to be an 164

Event of Default with respect to all Lenders hereunder and the remedies set forth above may be exercised in respect of all Loans. If an Event of Default described in Section 7.01(h) or 7.01(i) occurs with respect to any Borrower, the Commitments shall automatically terminate and the principal of the Loans then outstanding and cash collateral for the LC Exposure, together with accrued interest thereon and all fees and other Secured Obligations accrued hereunder and under any other Loan Document, shall automatically become due and payable, and the obligation of the Company to cash collateralize the LC Exposure as provided in clause (c) above shall automatically become effective, in each case, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers. In addition to any other rights and remedies granted to the Administrative Agent and the Lenders in the Loan Documents, the Administrative Agent on behalf of the Lenders may exercise all rights and remedies of a secured party under the UCC or any other applicable law. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Loan Party or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived by the Company on behalf of itself and its Subsidiaries), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, or consent to the use by any Loan Party of any cash collateral arising in respect of the Collateral on such terms as the Administrative Agent deems reasonable, and/or may forthwith sell, lease, assign give an option or options to purchase or otherwise dispose of and deliver, or acquire by credit bid on behalf of the Secured Parties, the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Administrative Agent or any Lender or elsewhere, upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery, all without assumption of any credit risk. The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Loan Party, which right or equity is hereby waived and released by the Company on behalf of itself and its Subsidiaries. The Company further agrees on behalf of itself and its Subsidiaries, at the Administrative Agent’s request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at the premises of the Company, another Loan Party or elsewhere. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Article VII, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any other way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as the Administrative Agent may elect, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including Section 9-615(a)(3) of the New York Uniform Commercial Code, need the Administrative Agent account for the surplus, if any, to any Loan Party. To the extent permitted by applicable law, the Company on behalf of itself and its Subsidiaries waives all Liabilities it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. SECTION 7.03 Application of Payments. Notwithstanding anything herein to the contrary, following the occurrence and during the continuance of an Event of Default, and notice thereof to the 165

Administrative Agent by the Company or the Required Lenders (provided, that such notice shall not be required in the case of any Event of Default pursuant to Sections 7.01(h) or (i)): (a) all payments received on account of the Secured Obligations shall, subject to Section 2.24, be applied by the Administrative Agent as follows: (i) first, to payment of that portion of the Secured Obligations constituting fees, indemnities, expenses and other amounts payable to the Administrative Agent (including fees and disbursements and other charges of counsel to the Administrative Agent payable under Section 9.03 and amounts pursuant to Section 2.12(c) payable to the Administrative Agent in its capacity as such); (ii) second, to payment of that portion of the Secured Obligations constituting fees, expenses, indemnities and other amounts (other than principal, reimbursement obligations in respect of LC Disbursements, interest and Letter of Credit fees) payable to the Lenders, the Issuing Bank and the other Secured Parties (including fees and disbursements and other charges of counsel to the Lenders and the Issuing Bank payable under Section 9.03) arising under the Loan Documents, ratably among them in proportion to the respective amounts described in this clause (ii) payable to them; (iii) third, to payment of that portion of the Secured Obligations constituting accrued and unpaid Letter of Credit fees and charges and interest on the Loans and unreimbursed LC Disbursements, ratably among the Lenders and the Issuing Bank in proportion to the respective amounts described in this clause (iii) payable to them; (iv) fourth, (A) to payment of that portion of the Secured Obligations constituting unpaid principal of the Loans and unreimbursed LC Disbursements, (B) to cash collateralize that portion of LC Exposure comprising the undrawn amount of Letters of Credit to the extent not otherwise cash collateralized by the Company pursuant to Section 2.06 or 2.24; provided that (x) any such amounts applied pursuant to subclause (B) above shall be paid to the Administrative Agent for the account of the Issuing Bank to cash collateralize Secured Obligations in respect of Letters of Credit, (y) subject to Section 2.06 or 2.24, amounts used to cash collateralize the aggregate amount of Letters of Credit pursuant to this clause (iv) shall be used to satisfy drawings under such Letters of Credit as they occur and (z) upon the expiration of any Letter of Credit (without any pending drawings), the pro rata share of cash collateral shall be distributed to the other Secured Obligations, if any, in the order set forth in this Section 7.03 and (C) to any other amounts owing with respect to Banking Services Obligations and Swap Obligations, in each case, ratably among the Lenders and the Issuing Bank and any other applicable Secured Parties in proportion to the respective amounts described in this clause (iv) payable to them; (v) fifth, to the payment in full of all other Secured Obligations, in each case ratably among the Administrative Agent, the Lenders, the Issuing Bank and the other Secured Parties based upon the respective aggregate amounts of all such Secured Obligations owing to them in accordance with the respective amounts thereof then due and payable; and (vi) finally, the balance, if any, after all Secured Obligations have been indefeasibly paid in full, to the Company or as otherwise required by law; and 166

(b) if any amount remains on deposit as cash collateral after all Letters of Credit have either been fully drawn or expired (without any pending drawings), such remaining amount shall be applied to the other Secured Obligations, if any, in the order set forth above. (c) Notwithstanding anything contained in this Article VII to the contrary, no payments shall be made in respect of any Loans made to, or any other Secured Obligation incurred solely by or on behalf of, any U.S. Loan Party to the extent such payment would cause a Deemed Dividend Problem. For the avoidance of doubt, the U.S. Loan Parties have no Foreign Subsidiaries as of the Restatement Effective Date (other than 99designs Pty Limited and 99designs GmbH) and therefore the foregoing sentence shall have impact only if and to the extent of payments made by 99designs Pty Limited, 99designs GmbH or other future acquired Foreign Subsidiaries of any U.S. Loan Party (so long as such acquisition is permitted pursuant to the provisions of this Agreement, including under Section 6.03(d)). ARTICLE VIII THE ADMINISTRATIVE AGENT SECTION 8.01 Authorization and Action. (a) Each Lender and each Issuing Bank hereby irrevocably appoints the entity named as Administrative Agent in the heading of this Agreement and its successors and assigns to serve as the administrative agent and collateral agent under the Loan Documents and each Lender and each Issuing Bank authorizes the Administrative Agent to take such actions as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Administrative Agent under such agreements and to exercise such powers as are reasonably incidental thereto. Further, each of the Lenders and the Issuing Banks, on behalf of itself and any of its Affiliates that are Secured Parties, hereby irrevocably empower and authorize JPMorgan Chase Bank, N.A. (in its capacity as Administrative Agent) to execute and deliver the Collateral Documents and all related documents or instruments as shall be necessary or appropriate to effect the purposes of the Collateral Documents. In addition, to the extent required under the laws of any jurisdiction other than within the United States, each Lender and each Issuing Bank hereby grants to the Administrative Agent any required powers of attorney to execute and enforce any Collateral Document governed by the laws of such jurisdiction on such Lender’s or such Issuing Bank’s behalf. Without limiting the foregoing, each Lender and each Issuing Bank hereby authorizes the Administrative Agent to execute and deliver, and to perform its obligations under, each of the Loan Documents to which the Administrative Agent is a party, and to exercise all rights, powers and remedies that the Administrative Agent may have under such Loan Documents. (b) As to any matters not expressly provided for herein and in the other Loan Documents (including enforcement or collection), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the written instructions of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, pursuant to the terms in the Loan Documents), and, unless and until revoked in writing, such instructions shall be binding upon each Lender and each Issuing Bank; provided, however, that the Administrative Agent shall not be required to take any action that (i) the Administrative Agent in good faith believes exposes it to liability unless the Administrative Agent receives an indemnification and is exculpated in a manner satisfactory to it from the Lenders and the Issuing Banks with respect to such action or (ii) is contrary to this Agreement or 167 any other Loan Document or applicable law, including any action that may be in violation of the automatic stay under any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors; provided, further, that the Administrative Agent may seek clarification or direction from the Required Lenders prior to the exercise of any such instructed action and may refrain from acting until such clarification or direction has been provided. Except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Company, any Subsidiary or any Affiliate of any of the foregoing that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity. Nothing in this Agreement shall require the Administrative Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. (c) In performing its functions and duties hereunder and under the other Loan Documents, the Administrative Agent is acting solely on behalf of the Lenders and the Issuing Banks (except in limited circumstances expressly provided for herein relating to the maintenance of the Register), and its duties are entirely mechanical and administrative in nature. Without limiting the generality of the foregoing: (i) the Administrative Agent does not assume and shall not be deemed to have assumed any obligation or duty or any other relationship as the agent, fiduciary or trustee of or for any Lender, any Issuing Bank or any other Secured Party other than as expressly set forth herein and in the other Loan Documents, regardless of whether a Default or an Event of Default has occurred and is continuing (and it is understood and agreed that the use of the term “agent” (or any similar term) herein or in any other Loan Document with reference to the Administrative Agent is not intended to connote any fiduciary duty or other implied (or express) obligations arising under agency doctrine of any applicable law, and that such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties); additionally, each Lender agrees that it will not assert any claim against the Administrative Agent based on an alleged breach of fiduciary duty by the Administrative Agent in connection with this Agreement and/or the transactions contemplated hereby; (ii) where the Administrative Agent is required or deemed to act as a trustee in respect of any Collateral over which a security interest has been created pursuant to a Loan Document expressed to be governed by the laws of any jurisdiction other than the United States of America, or is required or deemed to hold any Collateral “on trust” pursuant to the foregoing, the obligations and liabilities of the Administrative Agent to the Secured Parties in its capacity as trustee shall be excluded to the fullest extent permitted by applicable law; and (iii) nothing in this Agreement or any Loan Document shall require the Administrative Agent to account to any Lender for any sum or the profit element of any sum received by the Administrative Agent for its own account. (d) The Administrative Agent may perform any of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more 168 sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any of their respective duties and exercise their respective rights and powers through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities pursuant to this Agreement. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agent except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agent. (e) None of any Co-Syndication Agent, any Co-Documentation Agent or any Arranger shall have obligations or duties whatsoever in such capacity under this Agreement or any other Loan Document and shall incur no liability hereunder or thereunder in such capacity, but all such persons shall have the benefit of the indemnities provided for hereunder. (f) In case of the pendency of any proceeding with respect to any Loan Party under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, the Administrative Agent (irrespective of whether the principal of any Loan or any reimbursement obligation in respect of any LC Disbursement shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on any Loan Party) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise: (i) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, LC Disbursements and all other Secured Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Banks and the Administrative Agent (including any claim under Sections 2.12, 2.13, 2.15, 2.17 and 9.03) allowed in such judicial proceeding; and (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such proceeding is hereby authorized by each Lender, each Issuing Bank and each other Secured Party to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, the Issuing Banks or the other Secured Parties, to pay to the Administrative Agent any amount due to it, in its capacity as the Administrative Agent, under the Loan Documents (including under Section 9.03). Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or any Issuing Bank any plan of reorganization, arrangement, adjustment or composition affecting the Secured Obligations or the rights of any Lender or any Issuing Bank or to authorize the Administrative Agent to vote in respect of the claim of any Lender or any Issuing Bank in any such proceeding. (g) The provisions of this Article VIII are solely for the benefit of the Administrative Agent, the Lenders and the Issuing Banks, and, except solely to the extent of the Company’s rights to consent pursuant to and subject to the conditions set forth in this Article VIII, none of the Company or any Subsidiary, or any of their respective Affiliates, shall have any rights as a third party beneficiary under any such provisions. Each Secured Party, whether or not a party hereto, will be deemed, by its acceptance of the benefits of the Collateral and of the 169

Guarantees of the Secured Obligations provided under the Loan Documents, to have agreed to the provisions of this Article VIII. SECTION 8.02 Administrative Agent’s Reliance, Limitation of Liability, Etc. (a) Neither the Administrative Agent nor any of its Related Parties shall be (i) liable for any action taken or omitted to be taken by such party, the Administrative Agent or any of its Related Parties under or in connection with this Agreement or the other Loan Documents (x) with the consent of or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in the Loan Documents) or (y) in the absence of its own gross negligence or willful misconduct (such absence to be presumed unless otherwise determined by a court of competent jurisdiction by a final and non-appealable judgment) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document (including, for the avoidance of doubt, in connection with the Administrative Agent’s reliance on any Electronic Signature transmitted by telecopy, emailed pdf, or any other electronic means that reproduces an image of an actual executed signature page) or for any failure of any Loan Party to perform its obligations hereunder or thereunder. (b) The Administrative Agent shall be deemed not to have knowledge of any (i) notice of any of the events or circumstances set forth or described in Section 5.02 unless and until written notice thereof (stating that it is a “notice under Section 5.02” in respect of this Agreement and identifying the specific clause under said Section) is given to the Administrative Agent by the Company or (ii) notice of any Default or Event of Default unless and until written notice thereof (stating that it is a “notice of Default” or a “notice of an Event of Default”) is given to the Administrative Agent by the Company, a Lender or an Issuing Bank. Further, the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document or the occurrence of any Default or Event of Default, (iv) the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items (which on their face purport to be such items) expressly required to be delivered to the Administrative Agent or satisfaction of any condition that expressly refers to the matters described therein being acceptable or satisfactory to the Administrative Agent or (vi) the creation, perfection or priority of Liens on the Collateral or the existence of the Collateral. Notwithstanding anything herein to the contrary, the Administrative Agent shall not be liable for, or be responsible for any Liabilities, costs or expenses suffered by the Company, any Subsidiary, any Lender or any Issuing Bank as a result of, any determination of the Revolving Credit Exposure, any of the component amounts thereof or any portion thereof attributable to each Lender or each Issuing Bank or any Dollar Amount thereof. (c) Without limiting the foregoing, the Administrative Agent (i) may treat the payee of any promissory note as its holder until such promissory note has been assigned in accordance 170 with Section 9.04, (ii) may rely on the Register to the extent set forth in Section 9.04(b), (iii) may consult with legal counsel (including counsel to the Company), independent public accountants and other experts selected by it, and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, (iv) makes no warranty or representation to any Lender or any Issuing Bank and shall not be responsible to any Lender or any Issuing Bank for any statements, warranties or representations made by or on behalf of any Loan Party in connection with this Agreement or any other Loan Document, (v) in determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an Issuing Bank, may presume that such condition is satisfactory to such Lender or such Issuing Bank unless the Administrative Agent shall have received notice to the contrary from such Lender or such Issuing Bank sufficiently in advance of the making of such Loan or the issuance of such Letter of Credit and (vi) shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon, any notice, consent, certificate or other instrument or writing (which writing may be a fax, any electronic message, Internet or intranet website posting or other distribution) or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated by the proper party or parties (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the maker thereof). (d) The Administrative Agent and each Arranger, the Syndication Agent and Co-Documentation Agent hereby informs the Lenders that each such Person is not undertaking to provide investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments, this Agreement and any other Loan Documents, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, arrangement fees, facility fees, commitment fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent fees or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing. SECTION 8.03 Posting of Communications. (a) The Borrowers agree that the Administrative Agent may, but shall not be obligated to, make any Communications available to the Lenders and the Issuing Banks by posting the Communications on IntraLinks™, DebtDomain, SyndTrak, ClearPar or any other electronic platform chosen by the Administrative Agent to be its electronic transmission system (the “Approved Electronic Platform”). (b) Although the Approved Electronic Platform and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Restatement Effective Date, a user ID/password authorization system) and the Approved Electronic Platform is secured through a per-deal authorization method whereby each user may access the Approved Electronic Platform only on a deal-by-deal basis, each of the Lenders, each of the Issuing Banks and the Borrowers acknowledges and agrees that the distribution of material through an electronic medium is not 171 necessarily secure, that the Administrative Agent is not responsible for approving or vetting the representatives or contacts of any Lender that are added to the Approved Electronic Platform, and that there may be confidentiality and other risks associated with such distribution. Each of the Lenders, each of the Issuing Banks and the Borrowers hereby approves distribution of the Communications through the Approved Electronic Platform and understands and assumes the risks of such distribution. (c) THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS ARE PROVIDED “AS IS” AND “AS AVAILABLE”. THE APPLICABLE PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS, OR THE ADEQUACY OF THE APPROVED ELECTRONIC PLATFORM AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE APPLICABLE PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE APPROVED ELECTRONIC PLATFORM. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT, ANY ARRANGER, ANY CO-SYNDICATION AGENT, ANY CO-DOCUMENTATION AGENT OR ANY OF THEIR RESPECTIVE RELATED PARTIES (COLLECTIVELY, “APPLICABLE PARTIES”) HAVE ANY LIABILITY TO ANY LOAN PARTY, ANY LENDER, ANY ISSUING BANK OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY LOAN PARTY’S OR THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET OR THE APPROVED ELECTRONIC PLATFORM. (d) Each Lender and each Issuing Bank agrees that notice to it (as provided in the next sentence) specifying that Communications have been posted to the Approved Electronic Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Loan Documents. Each Lender and each Issuing Bank agrees (i) to notify the Administrative Agent in writing (which could be in the form of electronic communication) from time to time of such Lender’s or such Issuing Bank’s (as applicable) email address to which the foregoing notice may be sent by electronic transmission and (ii) that the foregoing notice may be sent to such email address. (e) Each of the Lenders, each of the Issuing Banks and the Company agrees that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Communications on the Approved Electronic Platform in accordance with the Administrative Agent’s generally applicable document retention procedures and policies. (f) Nothing herein shall prejudice the right of the Administrative Agent, any Lender or any Issuing Bank to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document. SECTION 8.04 The Administrative Agent Individually. With respect to its Commitments, Loans (including Swingline Loans) and Letters of Credit, the Person serving as the Administrative Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender or Issuing Bank, as the case may be. 172

The terms “Issuing Bank”, “Lenders”, “Required Lenders”, “Required Revolving Lenders” and any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity as a Lender, an Issuing Bank or as one of the Required Lenders or the Required Revolving Lenders, as applicable. The Person serving as the Administrative Agent and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of banking, trust or other business with, the Company, any Subsidiary or any Affiliate of any of the foregoing as if such Person was not acting as the Administrative Agent and without any duty to account therefor to the Lenders or the Issuing Banks. SECTION 8.05 Successor Administrative Agent. (a) The Administrative Agent may resign at any time by giving 30 days’ prior written notice thereof to the Lenders, the Issuing Banks and the Company, whether or not a successor Administrative Agent has been appointed. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent’s giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Banks, appoint a successor Administrative Agent, which shall be a bank with an office in New York, New York or an Affiliate of any such bank. In either case, such appointment shall be subject to the prior written approval of the Company (which approval may not be unreasonably withheld and shall not be required while a Specified Event of Default with respect to any Borrower has occurred and is continuing). Upon the acceptance of any appointment as Administrative Agent by a successor Administrative Agent, such successor Administrative Agent shall succeed to, and become vested with, all the rights, powers, privileges and duties of the retiring Administrative Agent. Upon the acceptance of appointment as Administrative Agent by a successor Administrative Agent, the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. Prior to any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the retiring Administrative Agent shall take such action as may be reasonably necessary to assign to the successor Administrative Agent its rights as Administrative Agent under the Loan Documents. (b) Notwithstanding paragraph (a) of this Section, in the event no successor Administrative Agent shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its intent to resign, the retiring Administrative Agent may give notice of the effectiveness of its resignation to the Lenders, the Issuing Banks and the Company, whereupon, on the date of effectiveness of such resignation stated in such notice, (i) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents; provided that, solely for purposes of maintaining any security interest granted to the Administrative Agent under any Collateral Document for the benefit of the Secured Parties, the retiring Administrative Agent shall continue to be vested with such security interest as collateral agent for the benefit of the Secured Parties, and continue to be entitled to the rights set forth in such Collateral Document and Loan Document, and, in the case of any Collateral in the possession of the Administrative Agent, shall continue to hold such Collateral, in each case until such time as a successor Administrative Agent is appointed and accepts such appointment in accordance with this Section (it being understood and agreed that the retiring Administrative Agent shall have no duty or obligation to take any further action under any Collateral Document, including any action required to maintain the perfection of any such security interest) and (ii) the Required Lenders shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent; provided that (A) all payments required to be made hereunder or 173 under any other Loan Document to the Administrative Agent for the account of any Person other than the Administrative Agent shall be made directly to such Person and (B) all notices and other communications required or contemplated to be given or made to the Administrative Agent shall directly be given or made to each Lender and each Issuing Bank. Following the effectiveness of the Administrative Agent’s resignation from its capacity as such, the provisions of this Article VIII and Section 9.03, as well as any exculpatory, reimbursement and indemnification provisions set forth in any other Loan Document, shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent and in respect of the matters referred to in the proviso under clause (i) above. SECTION 8.06 Acknowledgements of Lenders and Issuing Banks. (a) Each Lender and each Issuing Bank represents and warrants that (i) the Loan Documents set forth the terms of a commercial lending facility, (ii) it is engaged in making, acquiring or holding commercial loans and in providing other facilities set forth herein as may be applicable to such Lender or such Issuing Bank, in each case in the ordinary course of business, and not for the purpose of purchasing, acquiring or holding any other type of financial instrument (and each Lender and each Issuing Bank agrees not to assert a claim in contravention of the foregoing), (iii) it has, independently and without reliance upon the Administrative Agent, any Arranger, the Syndication Agent, any Co-Documentation Agent or any other Lender or other Issuing Bank, or any of the Related Parties of any of the foregoing, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement as a Lender, and to make, acquire or hold Loans hereunder and (iv) it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender or such Issuing Bank, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities. Each Lender and each Issuing Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent, any Arranger, the Syndication Agent, any Co-Documentation Agent or any other Lender or any other Issuing Bank, or any of the Related Parties of any of the foregoing, and based on such documents and information (which may contain material, non-public information within the meaning of the United States securities laws concerning the Company and its Affiliates) as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. (b) Each Lender, by delivering its signature page to the Amendment and Restatement Agreement on the Restatement Effective Date, or delivering its signature page to an Assignment and Assumption or any other Loan Document pursuant to which it shall become a Lender hereunder, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or the Lenders on the Restatement Effective Date. (c) (i) Each Lender hereby agrees that (x) if the Administrative Agent notifies such Lender that the Administrative Agent has determined in its sole discretion 174 that any funds received by such Lender from the Administrative Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Lender (whether or not known to such Lender), and demands the return of such Payment (or a portion thereof), such Lender shall promptly, but in no event later than one (1) Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (y) to the extent permitted by applicable law, such Lender shall not assert, and hereby waives, as to the Administrative Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine. A notice of the Administrative Agent to any Lender under this Section 8.06(c) shall be conclusive, absent manifest error. (ii) Each Lender hereby further agrees that if it receives a Payment from the Administrative Agent or any of its Affiliates (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each Lender agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one (1) Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. (iii) The Company and each other Loan Party hereby agrees that (x) in the event an erroneous Payment (or portion thereof) are not recovered from any Lender that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations (or any other Secured Obligations) owed by the Company or any other Loan Party, except, in each case, to the extent such Payment is, and solely with respect to the amount of such Payment that is, comprised of funds received by the Administrative Agent from the Company or any other Subsidiary. (iv) Each party’s obligations under this Section 8.06(c) shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or 175 obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations under any Loan Document. SECTION 8.07 Collateral Matters. (a) Except with respect to the exercise of setoff rights in accordance with Section 9.08 or with respect to a Secured Party’s right to file a proof of claim in an insolvency proceeding, no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce any Guarantee of the Secured Obligations, it being understood and agreed that all powers, rights and remedies under the Loan Documents may be exercised solely by the Administrative Agent on behalf of the Secured Parties in accordance with the terms thereof. In its capacity, the Administrative Agent is a “representative” of the Secured Parties within the meaning of the term “secured party” as defined in the UCC. In the event that any Collateral is hereafter pledged by any Person as collateral security for the Secured Obligations, the Administrative Agent is hereby authorized, and hereby granted a power of attorney, to execute and deliver on behalf of the Secured Parties any Loan Documents necessary or appropriate to grant and perfect a Lien on such Collateral in favor of the Administrative Agent on behalf of the Secured Parties. The Lenders hereby authorize the Administrative Agent, at its option and in its discretion, to release any Lien granted to or held by the Administrative Agent upon any Collateral (i) as described in Section 9.02(d); (ii) as permitted by, but only in accordance with, the terms of the applicable Loan Document; or (iii) if approved, authorized or ratified in writing by the Required Lenders, unless such release is required to be approved by all of the Lenders hereunder. Upon request by the Administrative Agent at any time, the Lenders will confirm in writing the Administrative Agent’s authority to release particular types or items of Collateral pursuant hereto. Upon any sale or transfer of assets constituting Collateral which is permitted pursuant to the terms of any Loan Document, or consented to in writing by the Required Lenders or all of the Lenders, as applicable, and upon at least five (5) Business Days’ prior written request by the Company to the Administrative Agent, the Administrative Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to the Administrative Agent for the benefit of the Secured Parties herein or pursuant hereto upon the Collateral that was sold or transferred; provided, however, that (i) the Administrative Agent shall not be required to execute any such document on terms which, in the Administrative Agent’s reasonable opinion, would expose the Administrative Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Secured Obligations or any Liens upon (or obligations of the Loan Parties in respect of) all interests retained by any Loan Party, including (without limitation) the proceeds of the sale, all of which shall continue to constitute part of the Collateral. Any execution and delivery by the Administrative Agent of documents in connection with any such release shall be without recourse to or warranty by the Administrative Agent. (b) In furtherance of the foregoing and not in limitation thereof, no Banking Services Agreement or Swap Agreement will create (or be deemed to create) in favor of any Secured Party that is a party thereto any rights in connection with the management or release of any Collateral or of the obligations of any Loan Party under any Loan Document. By accepting the benefits of the Collateral, each Secured Party that is a party to any such Banking Services Agreement or Swap Agreement, as applicable, shall be deemed to have appointed the Administrative Agent to serve as administrative agent and collateral agent under the Loan Documents and agreed to be bound by the Loan Documents as a Secured Party thereunder, subject to the limitations set forth in this paragraph. 176

(c) The Secured Parties irrevocably authorize the Administrative Agent, at its option and in its discretion, to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 6.02(b), 6.02(d) or 6.02(g). The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders or any other Secured Party for any failure to monitor or maintain any portion of the Collateral. SECTION 8.08 Credit Bidding. The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Secured Obligations (including by accepting some or all of the Collateral in satisfaction of some or all of the Secured Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code, including under Sections 363, 1123 or 1129 of the Bankruptcy Code, or any similar laws in any other jurisdictions to which a Loan Party is subject, or (b) at any other sale, foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable law. In connection with any such credit bid and purchase, the Secured Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid by the Administrative Agent at the direction of the Required Lenders on a ratable basis (with Secured Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that shall vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) for the asset or assets so purchased (or for the equity interests or debt instruments of the acquisition vehicle or vehicles that are issued in connection with such purchase). In connection with any such bid, (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles and to assign any successful credit bid to such acquisition vehicle or vehicles, (ii) each of the Secured Parties’ ratable interests in the Secured Obligations which were credit bid shall be deemed without any further action under this Agreement to be assigned to such vehicle or vehicles for the purpose of closing such sale, (iii) the Administrative Agent shall be authorized to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or equity interests thereof, shall be governed, directly or indirectly, by, and the governing documents shall provide for, control by the vote of the Required Lenders or their permitted assignees under the terms of this Agreement or the governing documents of the applicable acquisition vehicle or vehicles, as the case may be, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in Section 9.02 of this Agreement), (iv) the Administrative Agent on behalf of such acquisition vehicle or vehicles shall be authorized to issue to each of the Secured Parties, ratably on account of the relevant Secured Obligations which were credit bid, interests, whether as equity, partnership interests, limited partnership interests or membership interests, in any such acquisition vehicle and/or debt instruments issued by such acquisition vehicle, all without the need for any Secured Party or acquisition vehicle to take any further action, and (v) to the extent that Secured Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Secured Obligations assigned to the acquisition vehicle exceeds the amount of Secured Obligations credit bid by the acquisition vehicle or otherwise), such Secured Obligations shall automatically be reassigned to the Secured Parties pro rata with their original interest in such Secured Obligations and the equity interests and/or debt instruments issued by any acquisition vehicle on account of such Secured Obligations shall automatically be cancelled, without 177 the need for any Secured Party or any acquisition vehicle to take any further action. Notwithstanding that the ratable portion of the Secured Obligations of each Secured Party are deemed assigned to the acquisition vehicle or vehicles as set forth in clause (ii) above, each Secured Party shall execute such documents and provide such information regarding the Secured Party (and/or any designee of the Secured Party which will receive interests in or debt instruments issued by such acquisition vehicle) as the Administrative Agent may reasonably request in connection with the formation of any acquisition vehicle, the formulation or submission of any credit bid or the consummation of the transactions contemplated by such credit bid. SECTION 8.09 Certain Foreign Pledge Matters. (a) The Company, on its behalf and on behalf of its Subsidiaries, and each Lender, on its behalf and on the behalf of its affiliated Secured Parties, hereby irrevocably constitute the Administrative Agent as the holder of an irrevocable power of attorney (fondé de pouvoir within the meaning of Article 2692 of the Civil Code of Québec) in order to hold hypothecs and security granted by the Company or any Subsidiary on property pursuant to the laws of the Province of Québec to secure obligations of the Company or any Subsidiary under any bond, debenture or similar title of indebtedness issued by the Company or any Subsidiary in connection with this Agreement, and agree that the Administrative Agent may act as the bondholder and mandatary with respect to any bond, debenture or similar title of indebtedness that may be issued by the Company or any Subsidiary and pledged in favor of the Secured Parties in connection with this Agreement. Notwithstanding the provisions of Section 32 of the An Act respecting the special powers of legal persons (Québec), JPMorgan Chase Bank, N.A. as Administrative Agent may acquire and be the holder of any bond issued by the Company or any Subsidiary in connection with this Agreement (i.e., the fondé de pouvoir may acquire and hold the first bond issued under any deed of hypothec by the Company or any Subsidiary). (b) (i) The Administrative Agent is hereby authorized to execute and deliver any documents necessary or appropriate to create and perfect the rights of pledge for the benefit of the Secured Parties including a right of pledge with respect to the entitlements to profits, the balance left after winding up and the voting rights of the Company as ultimate parent of any Subsidiary of the Company which is organized under the laws of the Netherlands and the Equity Interests of which are pledged in connection herewith (a “Dutch Pledge”). Without prejudice to the provisions of this Agreement and the other Loan Documents, the parties hereto acknowledge and agree with the creation of parallel debt obligations of the Company or any relevant Subsidiary as described in any Dutch Pledge existing prior to the Restatement Effective Date, including that any payment received by the Administrative Agent in respect of such parallel debt obligations will - conditionally upon such payment not subsequently being avoided or reduced by virtue of any provisions or enactments relating to bankruptcy, insolvency, examinership, preference, liquidation or similar laws of general application - be deemed a satisfaction of a pro rata portion of the corresponding amounts of the Secured Obligations, and any payment to the Secured Parties in satisfaction of the Secured Obligations shall - conditionally upon such payment not subsequently being avoided or reduced by virtue of any provisions or enactments relating to bankruptcy, insolvency, examinership, preference, liquidation or similar laws of general application - be deemed as satisfaction of a pro rata portion of the corresponding amount of the Secured Obligations. The parties hereto acknowledge and agree that, for purposes of a Dutch Pledge, any resignation by the Administrative Agent is not effective until its rights under the parallel debt obligations described in such Dutch Pledge are assigned to the successor Administrative Agent. 178

(ii) The Company and each Subsidiary which agree to provide security pursuant to any pledge or security agreement expressed to be governed by the laws of the Netherlands (each such pledge or security agreement a "Dutch Collateral Document" and the Company and each such Subsidiary a “Dutch Collateral Party”) hereby irrevocably and unconditionally undertakes to pay (each such payment undertaking by a Dutch Collateral Party, a “Parallel Debt”) to the Administrative Agent amounts equal to the amounts due by that Dutch Collateral Party in respect of its Corresponding Obligations as they may exist from time to time. The Parallel Debt of each Dutch Collateral Party will be payable in the currency or currencies of the Corresponding Obligations and will become due and payable as and when and to the extent the relevant Corresponding Obligations become due and payable. Each of the parties to this Agreement hereby acknowledges that: (A) each Parallel Debt constitutes an undertaking, obligation and liability to the Administrative Agent which is separate and independent from, and without prejudice to, the Corresponding Obligations of the relevant Dutch Collateral Party; and (B) each Parallel Debt represents the Administrative Agent’s own separate and independent claim to receive payment of the Parallel Debt from the relevant Dutch Collateral Party, it being understood, in each case, that pursuant to this paragraph, the amount which may become payable by each Dutch Collateral Party by way of Parallel Debts shall not exceed at any time the total of the amounts which are payable under or in connection with the Corresponding Obligations of that Dutch Collateral Party at such time. An amount paid by a Loan Party to the Administrative Agent in respect of the Parallel Debt will discharge the liability of the Loan Parties under the Corresponding Obligations in an equal amount. For the purpose of this Article VIII, the Administrative Agent acts in its own name and for itself and not as agent, trustee or representative of any other Secured Party. (iii) for purposes of any Dutch Collateral Document, any resignation by the Administrative Agent is not effective with respect to its rights under the Parallel Debt until all rights and obligations under the Parallel Debt have been assigned to and assumed by the successor administrative agent appointed in accordance with this Agreement. (c) The parties hereto acknowledge and agree for the purposes of taking and ensuring the continuing validity of German law governed pledges (Pfandrechte) with the creation of parallel debt obligations of the Company and its Subsidiaries as will be further described in a separate German law governed parallel debt undertaking. The Administrative Agent shall (i) hold such parallel debt undertaking as fiduciary agent (Treuhänder) and (ii) administer and hold as fiduciary agent (Treuhänder) any pledge created under a German law governed Collateral Document which is created in favor of any Secured Party or transferred to any Secured Party due to its accessory nature (Akzessorietät), in each case of (i) and (ii) in its own name and for the account of the Secured Parties. Each Lender, on its own behalf and on behalf of its Affiliates which are Secured Parties, hereby authorizes the Administrative Agent to enter as its agent (Vertreter) in its name and on its behalf into any German law governed Collateral Document, to accept as its agent in its name and on its behalf any pledge under such Collateral Document and to agree to and execute as agent in its name and on its behalf any amendments, supplements and other alterations to any such Collateral Document and to release any such Collateral Document 179 and any pledge created under any such Collateral Document in accordance with the provisions herein and/or the provisions in any such Collateral Document. For this purpose each Lender incorporated in Germany releases the Administrative Agent to the fullest extent possible from the restrictions of section 181 of the German Civil Code (Bürgerliches Gesetzbuch). If such exemption cannot be legally granted, the relevant Lender shall inform the Administrative Agent accordingly. (d) In relation to the each Collateral Document governed by the laws of Switzerland (the “Swiss Security Documents”) the Administrative Agent shall hold (i) any security created or evidenced or expressed to be created or evidenced under or pursuant to a Swiss Security Document by way of a security assignment (Sicherungsabtretung) or transfer for security purposes (Sicherungsübereignung) or any other non-accessory (nicht akzessorische) security; (ii) the benefit of this paragraph; and (iii) any proceeds and other benefits of such security, as fiduciary (treuhänderisch) in its own name but for the account of all relevant Secured Parties which have the benefit of such security in accordance with this Agreement and the respective Swiss Security Document. Each present and future Secured Party hereby authorises the Administrative Agent (i) to (A) accept and execute as its direct representative (direkter Stellvertreter) any Swiss law pledge or any other Swiss law accessory (akzessorische) security created or evidenced or expressed to be created or evidenced under or pursuant to a Swiss Security Document for the benefit of such Secured Party and (B) hold, administer and, if necessary, enforce any such security on behalf of each relevant Secured Party which has the benefit of such security; (ii) to agree as its direct representative (direkter Stellvertreter) to amendments and alterations to any Swiss Security Document which creates or evidences or expressed to create or evidence a pledge or any other Swiss law accessory (akzessorische) security; (iii) to effect as its direct representative (direkter Stellvertreter) any release of a security created or evidenced or expressed to be created or evidenced under a Swiss Security Document in accordance with this Agreement; and (iv) to exercise as its direct representative (direkter Stellvertreter) such other rights granted to the Administrative Agent hereunder or under the relevant Swiss Security Document. Each present and future Secured Party hereby authorises the Administrative Agent, when acting in its capacity as creditor of the parallel debt obligations, to hold (i) any Swiss law pledge or any other Swiss law accessory (akzessorische) Security; (ii) any proceeds of such security; and (iii) the benefit of the parallel debt obligations, as creditor in its own right but for the benefit of such Secured Parties in accordance with this Agreement. SECTION 8.10 Intercreditor Agreement. Each Lender hereby authorizes and directs the Administrative Agent to enter into any Intercreditor Agreement on its behalf, perform such Intercreditor Agreement on its behalf and take any actions thereunder as determined by the Administrative Agent to be necessary or advisable to protect the interests of the Lenders, and each Lender agrees to be bound by the terms of such Intercreditor Agreement. For this purpose each Lender incorporated in Germany releases the Administrative Agent to the fullest extent possible from the restrictions of section 181 of the German Civil Code (Bürgerliches Gesetzbuch). If such exemption cannot be legally granted, the relevant Lender shall inform the Administrative Agent accordingly. ARTICLE IX MISCELLANEOUS SECTION 9.01 Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other 180 communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows: (i) if to any Borrower, to it c/o Cimpress USA Incorporated, 170 Data Drive, Waltham, Massachusetts 02451 USA, Attention of Jonathan Chevalier, Treasurer (Telecopy No. (781) 652-6098; Telephone No. (781) 652-6771), with a copy to, in the case of a notice of Default, General Counsel (Telecopy No. (781) 652-6092; Telephone No. (781) 652-6541); (ii) if to the Administrative Agent, (A) in the case of Borrowings denominated in Dollars, to JPMorgan Chase Bank, N.A., 10 South Dearborn, Floor 7, Chicago, Illinois 60603, Attention of Susan Thomas (Telecopy No. (888) 303-9732) and (B) in the case of Borrowings denominated in Foreign Currencies, to J.P. Morgan Europe Limited, 25 Bank Street, Canary Wharf, London E14 5JP, Attention of The Manager, Loan & Agency Services (Telecopy No. 44 207 777 2360), (C) in the case of a notification of the DQ List, to JPMDQ_Contact@jpmorgan and (D) for all other notices, to JPMorgan Chase Bank, N.A., 270 Park Avenue, 43rd Floor, New York, New York 10017560 Mission Street, 20th Floor, San Francisco, California 94105, Attention of Daglas Panchal (Telecopy No. (917) 464-8969Richard Ong Pho (Email: richard.ongpho@jpmorgan.com); (iii) if to JPMorgan Chase Bank, N.A. in its capacity as an Issuing Bank, to it at JPMorgan Chase Bank, N.A., 10 South Dearborn, Floor 7, Chicago, Illinois 60603, Attention of Cristie Pisowicz (Telecopy No. (877) 242-0410); (iv) if to the Swingline Lender, to it at JPMorgan Chase Bank, N.A., 10 South Dearborn, Floor 7, Chicago, Illinois 60603, Attention of Susan Thomas (Telecopy No. (888) 303-9732); and (v) if to any other Lender or Issuing Bank, to it at its address (or telecopy number) set forth in its Administrative Questionnaire. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through Approved Electronic Platforms, to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph (b). (b) Notices and other communications to any Loan Party, the Lenders and the Issuing Banks hereunder may be delivered or furnished by using Approved Electronic Platforms pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or the Company may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. (c) Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” 181 function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient. (d) Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. (e) Each Public-Sider agrees to cause at least one individual at or on behalf of such Public-Sider to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Approved Electronic Platform in order to enable such Public-Sider or its delegate, in accordance with such Public-Sider’s compliance procedures and applicable law, including United States federal securities laws, to make reference to communications that are not made available through the “Public Side Information” portion of the Approved Electronic Platform and that may contain material non-public information with respect to the Company or any of their respective securities for purposes of United States federal securities laws. SECTION 9.02 Waivers; Amendments. (a) No failure or delay by the Administrative Agent, any Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Banks and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time. (b) Except as provided in Section 2.20 with respect to an Incremental Amendment, Section 2.25 with respect to Loan Modification Agreements and Section 2.26 with respect to a Refinancing Amendment or as provided in Section 2.14(b) and Section 2.14(c) or in the immediately succeeding proviso, which shall only require the consent of the Lenders expressly set forth therein and not the Required Lenders or any other majority or required percentage of Lenders of any Class of Loans or Commitments, neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrowers and the Required Lenders or by the Borrowers and the Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender directly affected thereby (except that neither (A) any amendment or modification of any financial covenant or test (including the First Lien Leverage Ratio) in this Agreement (or defined terms 182 used in any financial covenant in this Agreement) or (B) the waiver or reduction of any Borrower to pay interest or fees at the applicable default rate set forth in Section 2.13(d) shall constitute a reduction in the rate of interest or fees for purposes of this clause (ii)), (iii) postpone the scheduled date of payment of the principal amount of any Loan or LC Disbursement (other than as a result of any waiver or amendment of any Default, Event of Default or mandatory prepayment), or any interest thereon (other than interest payable at the applicable default rate set forth in Section 2.13(d)), or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender directly affected thereby (other than any reduction of the amount of, or any extension of the payment date for, the mandatory prepayments required under Section 2.11, in each case which shall only require the approval of the Required Lenders), (iv) change Section 2.09(c) or 2.18(b) or (d) in a manner that would alter the ratable reduction of Commitments or the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) change the payment waterfall provisions of Section 2.18(b) or 7.03 without the written consent of each Lender, (vi) waive any condition set forth in Section 4.02 in respect of the making of a Revolving Loan without the written consent of the Required Revolving Lenders, (vii) change any of the provisions of this Section or the definition of “Required Lenders”, “Required Revolving Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender (it being understood that, solely with the consent of the parties prescribed by Section 2.20 to be parties to an Incremental Amendment, Lenders providing any Incremental Facility may be included in the determination of Required Lenders on substantially the same basis as the Commitments and the Loans are included on the Restatement Effective Date), (viii) release the Company or all or substantially all of the Subsidiary Guarantors from their obligations under Article X or the Guaranty, in each case without the written consent of each Lender, (ix) except as provided in clause (d) of this Section or in any Collateral Document, release all or substantially all of the Collateral, without the written consent of each Lender, (x) subordinate the Lien on a material portion of the Collateral, taken as a whole, securing the Secured Obligations to the Lien securing any other Indebtedness (other than any Lien permitted pursuant to Section 6.02(b), 6.02(d) or 6.02(g)), without the written consent of each Lender directly affected thereby (provided that no such Lender’s consent shall be required pursuant to this Section 9.02(b)(x) if such Lender is offered a reasonable, bona fide opportunity to participate on a pro rata basis in any priming indebtedness (including any fees payable in connection therewith) permitted to be issued as a result of such waiver, amendment or modification) or (xi) subordinate the Secured Obligations (or any Class thereof) in right of payment to any other Indebtedness, without the written consent of each Lender directly affected thereby (provided that no such Lender’s consent shall be required pursuant to this Section 9.02(b)(xi) if such Lender is offered a reasonable, bona fide opportunity to participate on a pro rata basis in any priming indebtedness (including any fees payable in connection therewith) permitted to be issued as a result of such waiver, amendment or modification); provided further that (A) no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, any Issuing Bank or the Swingline Lender hereunder without the prior written consent of the Administrative Agent, such Issuing Bank or the Swingline Lender, as the case may be (it being understood that any change to Section 2.24 shall require the consent of the Administrative Agent, the Issuing Banks and the Swingline Lender); and provided further that no such agreement shall amend or modify the provisions of Section 2.06 without the prior written consent of the Administrative Agent and such Issuing Bank, (B) any amendment or waiver that by its terms affects the rights or duties of Lenders holding Loans or Commitments of a particular Class (but not the Lenders holding Loans or Commitments of any other Class) will require only the requisite percentage in interest of the affected Class of Lenders that would be required to consent thereto if such Class of Lenders were 183 the only Class of Lenders; and (C) only the Required Revolving Lenders may (x) amend or otherwise modify Section 6.11 or, solely for purposes of Section 6.11, the defined terms used, directly or indirectly, therein, or (y) waive any noncompliance with Section 6.11 or any Event of Default resulting from any such noncompliance, in each case without the consent of any other Lenders. Notwithstanding the foregoing, no consent with respect to any amendment, waiver or other modification of this Agreement shall be required of any Defaulting Lender, except with respect to any amendment, waiver or other modification referred to in clause (i), (ii) or (iii) of the first proviso of this paragraph and then only in the event such Defaulting Lender shall be directly affected by such amendment, waiver or other modification. (c) Notwithstanding the foregoing, this Agreement and any other Loan Document may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Borrowers (x) to add one or more credit facilities (in addition to the Incremental Term Loans pursuant to an Incremental Term Loan Amendment and any Refinancing Indebtedness pursuant to any Refinancing Amendment) to this Agreement and to permit extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Revolving Loans, the Initial Term Loans, Incremental Term Loans and the accrued interest and fees in respect thereof and (y) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders and Lenders. (d) The Lenders hereby irrevocably authorize the Administrative Agent, at its option and in its sole discretion, to release any Liens granted to the Administrative Agent by the Loan Parties on any Collateral (i) upon the satisfaction of the Final Release Conditions, (ii) constituting property being sold or disposed of if the Company certifies to the Administrative Agent that the sale or disposition is made in compliance with the terms of this Agreement (and the Administrative Agent may rely conclusively on any such certificate, without further inquiry), (iii) constituting property leased to the Company or any Subsidiary under a lease which has expired or been terminated in a transaction permitted under this Agreement, or (iv) as required to effect any sale or other disposition of such Collateral in connection with any exercise of remedies of the Administrative Agent and the Lenders pursuant to Article VII. Any such release shall not in any manner discharge, affect, or impair the Secured Obligations or any Liens (other than those expressly being released) upon (or obligations of the Loan Parties in respect of) all interests retained by the Loan Parties, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral. In addition, each of the Lenders, on behalf of itself and any of its Affiliates that are Secured Parties, irrevocably authorizes the Administrative Agent, at its option and in its discretion, (i) to subordinate any Lien on any assets granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 6.02(b), 6.02(d) or 6.02(g) or (ii) in the event that the Company shall have advised the Administrative Agent that, notwithstanding the use by the Company of commercially reasonable efforts to obtain the consent of such holder (but without the requirement to pay any sums to obtain such consent) to permit the Administrative Agent to retain its liens (on a subordinated basis as contemplated by clause (i) above), the holder of such other Indebtedness requires, as a condition to the extension of such credit, that the Liens on such assets granted to or held by the Administrative Agent under any Loan Document be released, to release the Administrative Agent’s Liens on such assets. Notwithstanding anything to the contrary herein or in any other Loan Document, no Loan Party shall be released from its obligations under the Loan Documents solely by virtue of no longer being a wholly-owned direct or indirect Subsidiary of the Company unless (1) the relevant transaction is permitted hereunder and for a bona fide legitimate business purpose of the Company and its Subsidiaries and not for the purpose of evading the collateral and guarantee requirements hereunder and under the Loan 184

Documents; (2) the Company or its applicable Subsidiary that is the holder of the Equity Interests of such Subsidiary shall be deemed to have made an Investment in such Subsidiary in the amount of its outstanding Investment therein at such time and such Investment is permitted under Section 6.04 at such time and (3) such Subsidiary does not continue to be wholly-owned by the Company and/or one or more Affiliates. (e) If, in connection with any proposed amendment, waiver or consent requiring the consent of “each Lender” or “each Lender directly affected thereby,” the consent of the Required Lenders is obtained, but the consent of other necessary Lenders is not obtained (any such Lender whose consent is necessary but not obtained being referred to herein as a “Non-Consenting Lender”), then the Company may elect to replace a Non-Consenting Lender as a Lender party to this Agreement, provided that, concurrently with such replacement, (i) another bank or other entity which is reasonably satisfactory to the Company and the Administrative Agent shall agree, as of such date, to purchase for cash the Loans and other Obligations due to the Non-Consenting Lender pursuant to an Assignment and Assumption and to become a Lender for all purposes under this Agreement and to assume all obligations of the Non-Consenting Lender to be terminated as of such date and to comply with the requirements of clause (b) of Section 9.04, (ii) each Borrower shall pay to such Non-Consenting Lender in same day funds on the day of such replacement (1) all interest, fees and other amounts then accrued but unpaid to such Non-Consenting Lender by such Borrower hereunder to and including the date of termination, including without limitation payments due to such Non-Consenting Lender under Sections 2.15 and 2.17, and (2) an amount, if any, equal to the payment which would have been due to such Lender on the day of such replacement under Section 2.16 had the Loans of such Non-Consenting Lender been prepaid on such date rather than sold to the replacement Lender and (iii) such Non-Consenting Lender shall have received the outstanding principal amount of its Loans and participations in LC Disbursements. Each party hereto agrees that (i) an assignment required pursuant to this paragraph may be effected pursuant to an Assignment and Assumption executed by the Company, the Administrative Agent and the assignee (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and such parties are participants), and (ii) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to and be bound by the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender, provided that any such documents shall be without recourse to or warranty by the parties thereto. (f) Notwithstanding anything to the contrary herein the Administrative Agent may, with the consent of the Borrowers only, amend, modify or supplement this Agreement or any of the other Loan Documents (i) to cure any ambiguity, omission, mistake, defect or inconsistency or correct any typographical error or other manifest error in any Loan Document, (ii) to comply with local law or advice of local counsel in any jurisdiction the laws of which govern any Collateral Document or that are relevant to the creation, perfection, protection and/or priority of any Lien in favor of the Administrative Agent, (iii) to effect the granting, perfection, protection, expansion or enhancement of any security interest in any Collateral or additional property to become Collateral for the benefit of the Secured Parties and (iv) in the case of any Mortgage, as may be necessary or appropriate in the reasonable opinion of the Administrative Agent. SECTION 9.03 Expenses; Indemnity; Damage Waiver. (a) The Company shall pay (i) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, the Arrangers and their Affiliates, including the reasonable and documented out-of-pocket fees, charges and 185 disbursements of one primary counsel and one local counsel in each applicable non-U.S. jurisdiction for the Administrative Agent, in connection with the syndication and distribution (including, without limitation, via the internet or through a service such as Intralinks) of the credit facilities provided for herein and the preparation and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Banks in connection with the issuance, amendment, or extension of any Letter of Credit or any demand for payment thereunder and (iii) all reasonable out-of-pocket expenses incurred by the Administrative Agent, any Issuing Bank or any Lender, including the reasonable and documented out-of-pocket fees, charges and disbursements of one primary counsel and one local counsel in each applicable non-U.S. jurisdiction for the Administrative Agent, any Issuing Bank or any Lender (and in the event of an actual or reasonably perceived conflict of interests (as reasonably determined by the Administrative Agent or applicable Lender) one additional firm of counsel for each group of similarly affected persons), in connection with the enforcement or protection of its rights in connection with this Agreement and any other Loan Document, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit. (b) The Company shall indemnify the Administrative Agent, each Arranger, each Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all Liabilities and expenses (including reasonable and documented out-of-pocket fees, disbursements and other charges and disbursement of a single firm as primary counsel and a single firm of local counsel in each applicable jurisdiction for the Administrative Agent and its Related Parties and for all other Indemnities, and in the event of an actual or reasonably perceived conflict of interest (as reasonably determined by the applicable Indemnitees), on additional firm of counsel to each group of similarly affected Indemnitees) incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of any actual or prospective claim, litigation, investigation, arbitration or proceeding relating to any of the foregoing, whether or not such claim, litigation, investigation, arbitration or proceeding is brought by the Company or any other Loan Party or its or their respective equity holders, Affiliates, creditors or any other third Person and whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto relating to (i) the execution or delivery of any Loan Document or any agreement or instrument contemplated thereby, the performance by the parties hereto of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by any Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), or (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Company or any of its Subsidiaries, or any Environmental Liability related in any way to the Company or any of its Subsidiaries; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such Liabilities or expenses (A) are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from (x) the gross negligence or willful misconduct of such Indemnitee or any of its Controlled Related Parties or (y) a breach in bad faith by such Indemnitee of its material obligations under the applicable Loan Documents or (B) result from any dispute solely among Indemnitees (not arising from any act or omission of the Company, its Subsidiaries or any of its Affiliates) other than claims against an Indemnitee acting in its capacity as, or in fulfilling its role as, the Administrative Agent, an Arranger, the Swingline Lender, an Issuing Bank or similar roles under this Agreement or the other Loan Documents. As used above, a “Controlled Related Party” of an 186

Indemnitee means (1) any Controlling Person or Controlled Affiliate of such Indemnitee, (2) the respective directors, officers, or employees of such Indemnitee or any of its Controlling Persons or Controlled Affiliates and (3) the respective agents or representatives of such Indemnitee or any of its Controlling Persons or Controlled Affiliates, in the case of this clause (3), acting at the instructions of such Indemnitee, Controlling Person or Controlled Affiliate; provided that each reference to a Controlling Person, Controlled Affiliate, director, officer or employee in this sentence pertains to a Controlling Person, Controlled Affiliate, director, officer or employee involved in the arrangement, negotiation or syndication of the credit facilities evidenced by this Agreement. This Section 9.03(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims or damages arising from any non-Tax claim. (c) To the extent that the Company fails to pay any amount required to be paid by it to the Administrative Agent, any Issuing Bank or the Swingline Lender under paragraph (a) or (b) of this Section, (i) each Lender severally agrees to pay to the Administrative Agent and (ii) each Revolving Lender severally agrees to pay to such Issuing Bank or the Swingline Lender, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount (it being understood that the Company’s failure to pay any such amount shall not relieve the Company of any default in the payment thereof); provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent, such Issuing Bank or the Swingline Lender in its capacity as such. (d) To the extent permitted by applicable law, neither the Company nor any other Borrower shall assert, and the Company and each other Borrower hereby waive, any claim against any Lender-Related Person (i) for any damages arising from the use by others of information or other materials obtained through telecommunications, electronic or other information transmission systems (including the Internet), or (ii) on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof. (e) All amounts due under this Section shall be payable not later than thirty (30) days after written demand therefor. SECTION 9.04 Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit), except that (i) except in connection with any transaction permitted pursuant to Section 6.03, neither the Company nor any other Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Company or any other Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Banks and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. 187

(b) (i) Subject to the conditions set forth in paragraph (b)(ii) below (and, with respect to an assignment to the Company, any Subsidiary and any of their respective Affiliates, subject to the limitations set forth in Section 9.04(g)), any Lender may assign to one or more Persons (other than an Ineligible Institution) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments, participations in Letters of Credit and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld, conditioned or delayed) of: (A) the Company (provided that the Company shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof); provided, further, that no consent of the Company shall be required (1) for an assignment of Term Loans to a Lender, an Affiliate of a Lender or an Approved Fund, (2) for an assignment of Revolving Loans or Revolving Commitments to a Revolving Lender, an Affiliate of a Revolving Lender or an Approved Fund of a Revolving Lender or (3) if Specified Event of Default has occurred and is continuing, any other assignee; (B) the Administrative Agent; provided that no consent of the Administrative Agent shall be required for an assignment of all or any portion of a Term Loan to a Lender, an Affiliate of a Lender or an Approved Fund; (C) the Issuing Banks; provided that no consent of the Issuing Banks shall be required for an assignment of all or any portion of a Term Loan; and (D) the Swingline Lender; provided that no consent of the Swingline Lender shall be required for an assignment of all or any portion of a Term Loan. (ii) Assignments shall be subject to the following additional conditions: (A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 (in the case of Revolving Commitments and Revolving Loans) or $1,000,000 (in the case of a Term Loan) unless each of the Company and the Administrative Agent otherwise consent, provided that (i) no such consent of the Company shall be required if Specified Event of Default has occurred and is continuing and (ii) such amounts shall be aggregated in respect of each Lender and its Affiliates or Approved Funds, if any; (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement, provided that this clause shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender’s rights and obligations in respect of one Class of Commitments or Loans; (C) the parties to each assignment shall execute and deliver to the Administrative Agent (x) an Assignment and Assumption or (y) to the extent 188 applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and the parties to the Assignment and Assumption are participants, together with a processing and recordation fee of $3,500, such fee to be paid by either the assigning Lender or the assignee Lender or shared between such Lenders; and (D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Company and its Affiliates and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including federal and state securities laws; (E) assignment to any Person of Commitments or Loans with respect to a Dutch Borrower shall only be permitted if the person to whom the Commitments or Loans are assigned is a Dutch Non-Public Lender at all times; (F) in the case of any assignment of a Revolving Commitment or Revolving Loan extended to a Swiss Borrower, such assignment shall require the prior written consent of each Swiss Borrower, if the assignee is not a Qualifying Bank (such consent not to be unreasonably withheld or delayed); provided that no Swiss Borrower shall consent to an assignment that would be in violation of the Swiss Non-Bank Rules; provided, further, that that no consent of any Swiss Borrower shall be required if any Specified Event of Default has occurred and is continuing; and (G) no assignment shall be made (x) except pursuant to Section 9.04(g) below, to the Company or any of the Company’s Affiliates or Subsidiaries or (y) to a natural person. For the purposes of this Section 9.04(b), the terms “Approved Fund” and “Ineligible Institution” have the following meanings: “Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Ineligible Institution” means (a) a natural person, (b) a Defaulting Lender or its Lender Parent, (c) a company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person or relative(s) thereof or (d) a Disqualified Institution. (iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released 189 from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03). Subject to Section 9.04(e), any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section. (iv) The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of each Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount (and stated interest) of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrowers, the Administrative Agent, the Issuing Banks and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Company, any Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice. Notwithstanding anything to the contrary contained in this Agreement, the Loans are registered obligations, the right, title and interest of the Lenders and its assignees in and to such Loans shall be transferable only upon notation of such transfer in the Register and no assignment thereof shall be effective until recorded therein. This Section shall be construed so that the Loans are at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code and any related regulations (and any successor provisions). (v) Upon its receipt of (x) a duly completed Assignment and Assumption executed by an assigning Lender and an assignee or (y) to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and the parties to the Assignment and Assumption are participants, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that if either the assigning Lender or the assignee shall have failed to make any payment required to be made by it pursuant to Section 2.05(c), 2.06(d) or (e), 2.07(b), 2.18(e) or 9.03(b), the Administrative Agent shall have no obligation to accept such Assignment and Assumption and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph. (c) Any Lender may, without the consent of the Company or any other Borrower, the Administrative Agent, the Issuing Banks or the Swingline Lender, sell participations to one or more banks or other entities (a “Participant”), other than an Ineligible Institution, the Company, any of the Company’s Subsidiaries or any of the Company’s Affiliates in all or a 190

portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged; (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations; (C) the Company, the other Borrowers, the Administrative Agent, the Issuing Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement; and (D) each Participant of a Revolving Loan or Revolving Commitment extended to a Swiss Borrower shall be a Qualifying Bank or, if not, the prior written consent of each Swiss Borrower has been obtained (such consent not to be unreasonably withheld or delayed; provided that no Swiss Borrower shall consent to a participation that would be in violation of the Swiss Non-Bank Rules; provided, further, that no consent of any Swiss Borrower shall be required if any Specified Event of Default has occurred and is continuing). Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. The Company and each other Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 (subject to the requirements and limitations therein, including the requirements under Section 2.17(f) (it being understood that the documentation required under Section 2.17(f) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Sections 2.18 and 2.19 as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Sections 2.15 or 2.17, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Company’s request and expense, to use reasonable efforts to cooperate with the Company to effectuate the provisions of Section 2.19(b) with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.18(d) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans, Letters of Credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letter of Credit or other obligation is in registered form under Treasury Regulations Section 5f.103-1(c) and Proposed Treasury Regulations Section 1.163-5(b) (or any amended or successor version). The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without 191 limitation any pledge or assignment to secure obligations to a Federal Reserve Bank or other central banking authority having jurisdiction over such Lender, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (e) Disqualified Institutions. (i) No assignment or participation shall be made to any Person that was a Disqualified Institution as of the date (the “Trade Date”) on which the assigning Lender entered into a binding agreement to sell and assign or grant a participation in all or a portion of its rights and obligations under this Agreement to such Person (unless the Company has consented to such assignment or participation in writing in its sole and absolute discretion, in which case such Person will not be considered a Disqualified Institution for the purpose of such assignment or participation). For the avoidance of doubt, with respect to any assignee or Participant that becomes a Disqualified Institution after the applicable Trade Date (including as a result of the delivery of a written supplement to the list of “Disqualified Institutions” referred to in, the definition of “Disqualified Institution”), (x) such assignee or Participant shall not retroactively be disqualified from becoming a Lender or Participant and (y) the execution by the Company of an Assignment and Assumption with respect to such assignee will not by itself result in such assignee no longer being considered a Disqualified Institution. Any assignment or participation in violation of this clause (e)(i) shall not be void, but the other provisions of this clause (e) shall apply. (ii) If any assignment or participation is made to any Disqualified Institution without the Company’s prior written consent in violation of clause (i) above, or if any Person becomes a Disqualified Institution after the applicable Trade Date, the Company may, at its sole expense and effort, upon notice to the applicable Disqualified Institution and the Administrative Agent, require such Disqualified Institution to assign, without recourse (in accordance with and subject to the restrictions contained in this Section 9.04), all of its interest, rights and obligations under this Agreement to one or more Persons (other than an Ineligible Institution and, in the case of the Revolving Facility, the Company, any of the Company’s Subsidiaries or any of the Company’s Affiliates) at the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Institution paid to acquire such interests, rights and obligations in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder. (iii) Notwithstanding anything to the contrary contained in this Agreement, Disqualified Institutions to whom an assignment or participation is made in violation of clause (i) above (A) will not have the right to (x) receive information, reports or other materials provided to Lenders by the Company, the Administrative Agent or any other Lender, (y) attend or participate in meetings attended by the Lenders and the Administrative Agent, or (z) access any electronic site established for the Lenders or confidential communications from counsel to or financial advisors of the Administrative Agent or the Lenders and (B) (x) for purposes of any consent to any amendment, waiver or modification of, or any action under, and for the purpose of any direction to the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) under this Agreement or any other Loan Document, each Disqualified Institution will be deemed to have consented in the same proportion as the Lenders that are not 192

Disqualified Institutions consented to such matter and (y) for purposes of voting on any plan of reorganization, each Disqualified Institution party hereto hereby agrees (1) not to vote on such plan of reorganization, (2) if such Disqualified Institution does vote on such plan of reorganization notwithstanding the restriction in the foregoing clause (1), such vote will be deemed not to be in good faith and shall be “designated” pursuant to Section 1126(e) of the Bankruptcy Code (or any similar provision in any other applicable laws), and such vote shall not be counted in determining whether the applicable class has accepted or rejected such plan of reorganization in accordance with Section 1126(c) of the Bankruptcy Code (or any similar provision in any other applicable laws) and (3) not to contest any request by any party for a determination by the Bankruptcy Court (or other applicable court of competent jurisdiction) effectuating the foregoing clause (2). (iv) The Administrative Agent shall have the right, and the Company hereby expressly authorizes the Administrative Agent, to (A) post the list of Disqualified Institutions provided by the Company and any updates thereto from time to time (collectively, the “DQ List”) on an Approved Electronic Platform, including that portion of such Approved Electronic Platform that is designated for “public side” Lenders and/or (B) provide the DQ List to each Lender or potential Lender requesting the same. (v) The Administrative Agent and the Lenders shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Institutions. Without limiting the generality of the foregoing, neither the Administrative Agent nor any Lender shall (x) be obligated to ascertain, monitor or inquire as to whether any other Lender or Participant or prospective Lender or Participant is a Disqualified Institution or (y) have any liability with respect to or arising out of any assignment or participation of Loans, or disclosure of confidential information, by any other Person to any Disqualified Institution. (f) [Reserved]. (g) Notwithstanding anything to the contrary contained in this Agreement, any Lender may assign all or a portion of its Term Loans to any Purchasing Borrower Party in accordance with this Section 9.04(g) (which assignment shall not constitute a prepayment of Loans for any purposes of this Agreement and the other Loan Documents); provided that: (i) no Event of Default has occurred and is continuing or would result therefrom; (ii) such assignment shall be made pursuant to (i) an open market purchase or (ii) an Auction Purchase Offer open to all Lenders of the applicable Class conducted in accordance with the Auction Procedures; (iii) any Term Loans assigned to any Purchasing Borrower Party shall, without further action by any Person, be automatically and permanently cancelled for all purposes and no longer outstanding (and may not be resold by any Purchasing Borrower Party), it being understood and agreed that any gains or losses by any Purchasing Borrower Party upon purchase or acquisition and cancellation of such Term Loans shall not be taken into account in the calculation of Excess Cash Flow, Consolidated Net Income or Consolidated EBITDA; 193

(iv) in no event shall any Purchasing Borrower Party be entitled to vote hereunder in connection with the assigned Term Loans; (v) no more than one (1) Auction Purchase Offer with respect to any Class may be ongoing at any one time, no more than four (4) Auction Purchase Offers (regardless of Class) may be made in any one year and any Auction Purchase Offer with respect to any Class shall be offered to all Term Lenders holding Term Loans of such Class on a pro rata basis; (vi) no Purchasing Borrower Party may use the proceeds from Revolving Loans or Swingline Loans to purchase any Term Loans; and (vii) the aggregate outstanding principal amount of the Term Loans of the applicable Class shall be deemed reduced by the full par value of the aggregate principal amount of the Term Loans purchased pursuant to this Section 9.04(g) and each principal repayment installment with respect to the Term Loans of such Class shall be reduced pro rata by the aggregate principal amount of Term Loans purchased; provided that any such assignment shall not constitute a voluntary or mandatory prepayment for any other purpose under this Agreement or the other Loan Documents. In connection with any Term Loans assigned and cancelled pursuant to this Section 9.04(g), the Administrative Agent is authorized to make appropriate entries in the Register to reflect any such cancellation. Any payment made by any Purchasing Borrower Party in connection with an assignment permitted by this Section 9.04(g) shall not be subject to any of the pro rata payment or sharing requirements of this Agreement. Notwithstanding anything to the contrary contained herein, the Administrative Agent shall not (a) be required to serve as the auction agent for, or have any other obligations to participate in (other than mechanical administrative duties), or to facilitate any, Dutch auction unless it is reasonably satisfied with the terms and restrictions of such auction or (b) have any obligation to participate in, arrange, sell or otherwise facilitate, and will have no liability in connection with, any open market purchases by the Company or any Subsidiary. Each Purchasing Borrower Party waives any rights to bring any action in connection with this Agreement against the Administrative Agent in its capacity as such, including, without limitation, with respect to any duties or obligations or alleged duties or obligations of such agent under the Loan Documents. SECTION 9.05 Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement or any other Loan Document is outstanding and unpaid (except for Unliquidated Obligations) or any Letter of Credit is outstanding (unless such Letter of Credit has been cash collateralized or backstopped pursuant to arrangements reasonably satisfactory to the Administrative Agent) and so long as the Commitments have not expired or terminated. The provisions of Sections 2.15, 2.16, 2.17 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the 194

Letters of Credit and the Commitments or the termination of this Agreement or any other Loan Document or any provision hereof or thereof. SECTION 9.06 Counterparts; Integration; Electronic Execution; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to (i) fees payable to the Administrative Agent and (ii) the reduction of the Letter of Credit Commitment of any Issuing Bank constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective on the Restatement Effective Date and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of (x) this Agreement, (y) any other Loan Document and/or (z) any document, amendment, approval, consent, information, notice (including, for the avoidance of doubt, any notice delivered pursuant to Section 9.01), certificate, request, statement, disclosure or authorization related to this Agreement, any other Loan Document and/or the transactions contemplated hereby and/or thereby (each an “Ancillary Document”) that is an Electronic Signature transmitted by telecopy, emailed pdf, or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement, such other Loan Document or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement, any other Loan Document and/or any Ancillary Document (but in the case of any Loan Document or any Ancillary Document governed by laws other than those of the United States, any state thereof or the District of Columbia, to the extent permitted under applicable law) shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf, or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that (i) each party hereto shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of each other party hereto without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (ii) upon the request of any party hereto, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, each party hereto hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders, the Company and the other Loan Parties, Electronic Signatures transmitted by telecopy, emailed pdf, or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement, any other Loan Document and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (ii) agrees that any party hereto may, at its option, create one or more copies of this Agreement, any other Loan Document and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (iii) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Loan Document and/or any Ancillary Document based solely on the lack of paper original copies of this Agreement, such other Loan Document and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and (iv) waives any claim against any other party for any Liabilities arising solely from the such party’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf, or any other electronic means that reproduces an image of an actual executed signature page, including any Liabilities arising as a result of 195 the failure of any party to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature. SECTION 9.07 Severability. Any provision of any Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. SECTION 9.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final and in whatever currency denominated) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Company, any other Borrower or any Subsidiary Guarantor against any of and all of the Secured Obligations held by such Lender, irrespective of whether or not such Lender shall have made any demand under the Loan Documents and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have. Each Lender and each Issuing Bank agrees to notify the Company and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application. SECTION 9.09 Governing Law; Jurisdiction; Consent to Service of Process. (a) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN ANY SUCH OTHER LOAN DOCUMENT) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. (b) Each of the Lenders and the Administrative Agent hereby irrevocably and unconditionally agrees that, notwithstanding the governing law provisions of any applicable Loan Document, any claims brought against the Administrative Agent by any Secured Party relating to this Agreement, any other Loan Document, the Collateral or the consummation or administration of the transactions contemplated hereby or thereby shall be construed in accordance with and governed by the law of the State of New York. (c) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States District Court for the Southern District of New York sitting in the Borough of Manhattan (or if such court lacks subject matter jurisdiction, the Supreme Court of the State of New York sitting in the Borough of Manhattan), and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may (and any such claims, cross-claims or third party claims brought against the Administrative Agent or any of its Related Parties may only) be heard and determined in such Federal (to the extent permitted by law) or New York State court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Loan Document shall affect any right that the Administrative Agent, any Issuing Bank or any Lender may otherwise have to commence any action or proceeding 196 relating to this Agreement or any other Loan Document against any Loan Party or its properties in the courts of any jurisdiction in which Collateral is located. (d) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (c) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (e) Each of the parties hereto hereby irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law. (f) The Company and each other Borrower hereby irrevocably designates, appoints and empowers the Service of Process Agent, with offices on the Restatement Effective Date at 19 West 44th Street, Suite 200, New York, New York 10036, as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such action or proceeding. If for any reason such designee, appointee and agent shall cease to be available to act as such, The Company and each other Borrower agree to designate a new designee, appointee and agent in New York City on the terms and for the purposes of this provision reasonably satisfactory to the Administrative Agent under this Agreement. Each Obligor irrevocably waives, to the fullest extent permitted by law, all claim of error by reason of any such service in such manner and agrees that such service shall be deemed in every respect effective service of process upon such Obligor in any such suit, action or proceeding and shall, to the fullest extent permitted by law, be taken and held to be valid and personal service upon and personal delivery to such Obligor. To the extent any Obligor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether from service or notice, attachment prior to judgment, attachment in aid of execution of a judgment, execution or otherwise), each Obligor hereby irrevocably waives such immunity in respect of its obligations under the Loan Documents. SECTION 9.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. 197

SECTION 9.11 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. SECTION 9.12 Confidentiality. Each of the Administrative Agent, the Issuing Banks and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); provided that the disclosing Administrative Agent, Issuing Bank or Lender, as applicable, shall be responsible for compliance by such Persons with the provisions of this Section 9.12, (b) to the extent requested by any Governmental Authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners) purporting to have jurisdiction over the Administrative Agent, Issuing Bank, the applicable Lender or its or their applicable Affiliates, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process (provided that the Administrative Agent or such Lender, as applicable, agrees that it will, to the extent practicable and other than with respect to any audit or examination conducted by bank accountants or any governmental bank regulatory authority exercising examination or regulatory authority, notify the Company promptly thereof, unless such notification is prohibited by law, rule or regulation), (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies under this Agreement or any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (1) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement (it being understood that the DQ List may be disclosed to any assignee or Participant, or prospective assignee or Participant, in reliance on this clause (f)) or (2) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to any Borrower and its obligations, (g) with the consent of the Company, (h) to the extent such Information (1) becomes publicly available other than as a result of a breach of this Section or (2) becomes available to the Administrative Agent, any Issuing Bank or any Lender on a non-confidential basis from a source other than the Company, (i) on a confidential basis to (1) any rating agency in connection with rating any Borrower or its Subsidiaries or the credit facilities provided for herein or (2) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers or other market identifiers with respect to the credit facilities provided for herein or (j) to the extent that preventing that disclosure would otherwise cause any transaction contemplated by this Agreement or any transaction carried out in connection with the transaction contemplated by this Agreement to become an arrangement described in Part II A 1 of Annex IV of the Council Directive 2011/16/EU (“DAC6”). For the purposes of this Section, “Information” means all information received from the Company relating to the Company or its business, other than any such information that is available to the Administrative Agent, any Issuing Bank or any Lender on a non-confidential basis prior to disclosure by the Company and other than information pertaining to this Agreement routinely provided by arrangers to data service providers, including league table providers, that serve the lending industry. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. EACH LENDER ACKNOWLEDGES THAT INFORMATION AS DEFINED IN THE IMMEDIATELY PRECEDING PARAGRAPH FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING THE COMPANY AND ITS RELATED PARTIES OR THEIR RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE 198

USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS. ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS, FURNISHED BY THE COMPANY OR THE ADMINISTRATIVE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION ABOUT THE COMPANY, THE OTHER LOAN PARTIES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES. ACCORDINGLY, EACH LENDER REPRESENTS TO THE COMPANY AND THE ADMINISTRATIVE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW. SECTION 9.13 USA PATRIOT Act and Beneficial Ownership Regulation. Each Lender that is subject to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”) and the Beneficial Ownership Regulation hereby notifies each Loan Party that pursuant to the requirements of the Act and the Beneficial Ownership Regulation, it is required to obtain, verify and record information that identifies such Loan Party, which information includes the name, address and tax identification number of such Loan Party and other information that will allow such Lender to identify such Loan Party in accordance with the Act and the Beneficial Ownership Regulation and other applicable “know your customer” and anti-money laundering rules and regulations. The Company and each other Borrower agree to cooperate with each Lender and provide true, accurate and complete information to such Lender in response to any such request. SECTION 9.14 Releases of Subsidiary Guarantors. (a) A Subsidiary Guarantor shall automatically be released from its obligations under the Loan Documents upon the consummation of any transaction permitted by this Agreement as a result of which such Subsidiary Guarantor ceases to be a Subsidiary; provided that, if so required by this Agreement, the Required Lenders shall have consented to such transaction and the terms of such consent shall not have provided otherwise. In connection with any termination or release pursuant to this Section, the Administrative Agent shall (and is hereby irrevocably authorized by each Lender to) execute and deliver to any Loan Party, at such Loan Party’s expense, all documents that such Loan Party shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section shall be without recourse to or warranty by the Administrative Agent. (b) Further, the Administrative Agent may (and is hereby irrevocably authorized by each Lender to), upon the request of the Company, release any Subsidiary Guarantor from its obligations under the Guaranty (i) if such Subsidiary Guarantor is no longer a Material Subsidiary or (ii) such release is approved, authorized or ratified by the requisite Lenders pursuant to Section 9.02. (c) At such time as the principal and interest on the Loans, all LC Disbursements, the fees, expenses and other amounts payable under the Loan Documents and the other Secured Obligations (other than Banking Services Obligations not yet due and payable, Swap Obligations not yet due and payable, Unliquidated Obligations for which no claim has been made and other 199

Obligations expressly stated to survive such payment and termination) shall have been paid in full in cash, the Commitments shall have been terminated and no Letters of Credit shall be outstanding (or any outstanding Letters of Credit shall have been cash collateralized or backstopped pursuant to arrangements reasonably satisfactory to the Administrative Agent) (the foregoing, collectively, the “Final Release Conditions”), the Guaranty and all obligations (other than those expressly stated to survive such termination) of each Subsidiary Guarantor thereunder shall automatically terminate, all without delivery of any instrument or performance of any act by any Person. (d) Notwithstanding anything to the contrary herein or in any other Loan Document, no Loan Party shall be released from its obligations under the Loan Documents solely by virtue of no longer being a wholly-owned direct or indirect Subsidiary of the Company unless (1) the relevant transaction is permitted hereunder and for a bona fide legitimate business purpose of the Company and its Subsidiaries and not for the purpose of evading the collateral and guarantee requirements hereunder and under the Loan Documents; (2) the Company or its applicable Subsidiary that is the holder of the Equity Interests of such Subsidiary shall be deemed to have made an Investment in such Subsidiary in the amount of its outstanding Investment therein at such time and such Investment is permitted under the Investment covenant at such time and (3) such Subsidiary does not continue to be wholly-owned by the Company and/or one or more Affiliates. SECTION 9.15 Attorney Representation. If the Company or a Dutch Borrower is represented by an attorney in connection with the signing and/or execution of the Agreement and/or any other Loan Document it is hereby expressly acknowledged and accepted by the parties to the Agreement and/or any other Loan Document that the existence and extent of the attorney’s authority and the effects of the attorney’s exercise or purported exercise of his or her authority shall be governed by the laws of the Netherlands. SECTION 9.16 Appointment for Perfection. Each Lender hereby appoints each other Lender as its agent for the purpose of perfecting Liens, for the benefit of the Administrative Agent, on behalf of itself and the other Secured Parties, in assets which, in accordance with Article 9 of the UCC or any other applicable law (including any personal property security laws of Canada or any province thereof) can be perfected only by possession or control. Should any Lender (other than the Administrative Agent) obtain possession or control of any such Collateral, such Lender shall notify the Administrative Agent thereof, and, promptly upon the Administrative Agent’s request therefor shall deliver such Collateral to the Administrative Agent or otherwise deal with such Collateral in accordance with the Administrative Agent’s instructions. SECTION 9.17 Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the applicable Overnight Rate to the date of repayment, shall have been received by such Lender. 200

SECTION 9.18 No Advisory or Fiduciary Responsibility. Each Borrower acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that no Credit Party will have any obligations except those obligations expressly set forth herein and in the other Loan Documents and each Credit Party is acting solely in the capacity of an arm’s length contractual counterparty to such Borrower with respect to the Loan Documents and the transactions contemplated herein and therein and not as a financial advisor or a fiduciary to, or an agent of, such Borrower or any other person. Each Borrower agrees that it will not assert any claim against any Credit Party based on an alleged breach of fiduciary duty by such Credit Party in connection with this Agreement and the transactions contemplated hereby. Additionally, each Borrower acknowledges and agrees that no Credit Party is advising such Borrower as to any legal, tax, investment, accounting, regulatory or any other matters in any jurisdiction. Each Borrower shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated herein or in the other Loan Documents, and the Credit Parties shall have no responsibility or liability to any Borrower with respect thereto. Each Borrower further acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that each Credit Party, together with its Affiliates, is a full service securities or banking firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, any Credit Party may provide investment banking and other financial services to, and/or acquire, hold or sell, for its own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of, such Borrower, its Subsidiaries and other companies with which such Borrower or any of its Subsidiaries may have commercial or other relationships. With respect to any securities and/or financial instruments so held by any Credit Party or any of its customers, all rights in respect of such securities and financial instruments, including any voting rights, will be exercised by the holder of the rights, in its sole discretion. In addition, each Borrower acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that each Credit Party and its Affiliates may be providing debt financing, equity capital or other services (including financial advisory services) to other companies in respect of which such Borrower or any of its Subsidiaries may have conflicting interests regarding the transactions described herein and otherwise. No Credit Party will use confidential information obtained from any Borrower by virtue of the transactions contemplated by the Loan Documents or its other relationships with such Borrower in connection with the performance by such Credit Party of services for other companies, and no Credit Party will furnish any such information to other companies. Each Borrower also acknowledges that no Credit Party has any obligation to use in connection with the transactions contemplated by the Loan Documents, or to furnish to such Borrower or any of its Subsidiaries, confidential information obtained from other companies. SECTION 9.19 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and 201

(b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. SECTION 9.20 Termination of Dutch CIT Fiscal Unity. (a) If, at any time, a Dutch Loan Party is part of a fiscal unity (fiscale eenheid) for Dutch corporate income tax purposes (a “Dutch CIT Fiscal Unity”) and such Dutch CIT Fiscal Unity is terminated (beëindigd) in respect of such Dutch Loan Party as a result of or in connection with the Administrative Agent enforcing its rights under any Collateral Document, such Dutch Loan Party shall, together with the parent (moedermaatschappij) or deemed parent (aangewezen moedermaatschappij) of the Dutch CIT Fiscal Unity, for no consideration file a request with the relevant Governmental Authority in accordance with article 15af, paragraph 3, of the Dutch CITA to allocate and surrender any tax losses (verliezen) as meant in Article 20 of the Dutch CITA, to the Dutch Loan Party leaving the Dutch CIT Fiscal Unity, to the extent that pursuant to article 15af of the Dutch CITA such tax losses are attributable (toerekenbaar) to such Dutch Loan Party. (b) For purposes of this Section 9.20, the term “Dutch Loan Party” includes any Loan Party carrying on a business through a permanent establishment or deemed permanent establishment taxable in the Netherlands. SECTION 9.21 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of the Plan Asset Regulations) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, 202 administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing among the Company, the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto that none of the Administrative Agent, or the Arrangers, the Syndication Agent, the Co-Documentation Agents or any of their respective Affiliates is a fiduciary with respect to the Collateral or the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). SECTION 9.22 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Agreements or any other agreement or instrument that is a QFC (such support “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit 203

Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. SECTION 9.23 Joint and Several. Each Initial Term Loan Borrower hereby unconditionally and irrevocably agrees it is jointly and severally liable to the Administrative Agent and the Tranche B Term Lenders for the Tranche B Term Loans (including, without limitation, all principal, interest, fees and all other amounts owing in respect thereof) (collectively “Tranche B Term Loan Obligations”). In furtherance thereof, each Initial Term Loan Borrower agrees that wherever in this Agreement it is provided that an Initial Term Loan Borrower is liable for a payment, such obligation is the joint and several obligation of each Initial Term Loan Borrower. Each Initial Term Loan Borrower acknowledges and agrees that its joint and several liability under this Agreement and the Loan Documents is absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever by the Administrative Agent, any Tranche B Term Lender or any other Person. Each Initial Term Loan Borrower’s liability for the Tranche B Term Loan Obligations shall not in any manner be impaired or affected by who receives or uses the proceeds of the credit extended hereunder or for what purposes such proceeds are used, and each Initial Term Loan Borrower waives notice of borrowing requests issued by, and loans or other extensions of credit made to, the other Initial Term Loan Borrower. Each Initial Term Loan Borrower hereby agrees not to exercise or enforce any right of exoneration, contribution, reimbursement, recourse or subrogation available to such Initial Term Loan Borrower against any party liable for payment under this Agreement and the Loan Documents unless and until the Administrative Agent, and each Tranche B Term Lender has been paid in full and all of the Tranche B Term Loan Obligations are satisfied and discharged following termination or expiration of all commitments of the Tranche B Term Lenders to extend credit to the Initial Term Loan Borrowers. Each Initial Term Loan Borrower’s joint and several liability hereunder with respect to the Tranche B Term Loan Obligations shall, to the fullest extent permitted by applicable law, be the unconditional liability of such Initial Term Loan Borrower irrespective of (i) the validity, enforceability, avoidance or subordination of any of the Tranche B Term Loan Obligations or of any other document evidencing all or any part of the Tranche B Term Loan Obligations, (ii) the absence of any attempt to collect any of the Tranche B Term Loan Obligations from any other Loan Party or any Collateral or other security therefor, or the absence of any other action to enforce the same, (iii) the amendment, modification, waiver, consent, extension, forbearance or granting of any indulgence by the Administrative Agent or any Tranche B Term Lender with respect to any provision of any instrument executed by any other Loan Party evidencing or securing the payment of any of the Tranche B Term Loan Obligations, or any other agreement now or hereafter executed by any other Loan Party and delivered to the Administrative Agent, (iv) the failure by the Administrative Agent or any Tranche B Term Lender to take any steps to perfect or maintain the perfected status of its Lien upon, or to preserve its rights to, any of the Collateral or other security for the payment or performance of any of the Tranche B Term Loan Obligations or the Administrative Agent’s release of any Collateral or of its Liens upon any Collateral, (v) the release or compromise, in whole or in part, of the liability of any other Loan Party for the payment of any of the Tranche B Term Loan Obligations, (vi) any increase in the amount of the Tranche B Term Loan Obligations beyond any limits imposed herein or in the amount of any interest, fees or other charges payable in connection therewith, in each case, if consented to by any other Initial Term Loan Borrower, or any decrease in the same, or (vii) any other circumstance that might constitute a legal or equitable discharge or defense of any Loan Party. After the occurrence and during the continuance of any Event of Default, the Administrative Agent may proceed directly and at once, without notice to any Initial Term Loan Borrower, against any or all of Loan Parties to collect and recover all or any part of the Tranche B Term Loan Obligations, without first proceeding against any other Loan Party or against any Collateral 204 or other security for the payment or performance of any of the Tranche B Term Loan Obligations, and each Initial Term Loan Borrower waives any provision that might otherwise require the Administrative Agent or the Tranche B Term Lenders under applicable law to pursue or exhaust its remedies against any Collateral or other Loan Party before pursuing such Initial Term Loan Borrower or its property. Each Initial Term Loan Borrower consents and agrees that neither the Administrative Agent nor any Tranche B Term Lender shall be under no obligation to marshal any assets in favor of any Loan Party or against or in payment of any or all of the Tranche B Term Loan Obligations. ARTICLE X CROSS-GUARANTEE SECTION 10.01 Cross Guarantee. (a) In order to induce the Lenders to extend credit to each Borrower hereunder, each Obligor hereby irrevocably and unconditionally guarantees, as a primary obligor and not merely as a surety, the payment when and as due of the Secured Obligations of such other Obligor. Each Obligor further agrees that the due and punctual payment of such Secured Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee hereunder notwithstanding any such extension or renewal of any such Secured Obligation. (b) Each Obligor waives presentment to, demand of payment from and protest to any Obligor of any of the Secured Obligations, and also waives notice of acceptance of its obligations and notice of protest for nonpayment. The obligations of each Obligor hereunder shall not be affected by (a) the failure of the Administrative Agent, any Issuing Bank or any Lender to assert any claim or demand or to enforce any right or remedy against any Obligor under the provisions of this Agreement, any other Loan Document or otherwise; (b) any extension or renewal of any of the Secured Obligations; (c) any rescission, waiver, amendment or modification of, or release from, any of the terms or provisions of this Agreement, or any other Loan Document or agreement; (d) any default, failure or delay, willful or otherwise, in the performance of any of the Secured Obligations; (e) the failure of the Administrative Agent to take any steps to perfect and maintain any security interest in, or to preserve any rights to, any security or collateral for the Secured Obligations, if any; (f) any change in the corporate, partnership or other existence, structure or ownership of any Obligor or any other guarantor of any of the Secured Obligations; (g) the enforceability or validity of the Secured Obligations or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto or with respect to any collateral securing the Secured Obligations or any part thereof, or any other invalidity or unenforceability relating to or against any Obligor or any other guarantor of any of the Secured Obligations, for any reason related to this Agreement, any Swap Agreement, any Banking Services Agreement, any other Loan Document, or any provision of applicable law, decree, order or regulation of any jurisdiction purporting to prohibit the payment by such Obligor or any other guarantor of the Secured Obligations, of any of the Secured Obligations or otherwise affecting any term of any of the Secured Obligations; or (h) any other act, omission or delay to do any other act which may or might in any manner or to any extent vary the risk of such Obligor or otherwise operate as a discharge of a guarantor as a matter of law or equity or which would impair or eliminate any right of such Obligor to subrogation. (c) Each Obligor further agrees that its agreement hereunder constitutes a guarantee of payment when due (whether or not any bankruptcy or similar proceeding shall have stayed the accrual or collection of any of the Secured Obligations or operated as a discharge thereof) and 205 not merely of collection, and waives any right to require that any resort be had by the Administrative Agent, any Issuing Bank or any Lender to any balance of any deposit account or credit on the books of the Administrative Agent, any Issuing Bank or any Lender in favor of any Obligor or any other Person. (d) The obligations of each Obligor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever, by reason of the invalidity, illegality or unenforceability of any of the Secured Obligations, any impossibility in the performance of any of the Secured Obligations or otherwise. (e) Each Obligor further agrees that its obligations hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Secured Obligation (including a payment effected through exercise of a right of setoff) is rescinded, or is or must otherwise be restored or returned by the Administrative Agent, any Issuing Bank or any Lender upon the insolvency, examinership, bankruptcy or reorganization of any Obligor or otherwise (including pursuant to any settlement entered into by a Secured Party in its discretion). (f) In furtherance of the foregoing and not in limitation of any other right which the Administrative Agent, any Issuing Bank or any Lender may have at law or in equity against any Obligor by virtue hereof, upon the failure of any other Obligor to pay any Secured Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Obligor hereby promises to and will, upon receipt of written demand by the Administrative Agent, any Issuing Bank or any Lender, forthwith pay, or cause to be paid, to the Administrative Agent, any Issuing Bank or any Lender in cash an amount equal to the unpaid principal amount of the Secured Obligations then due, together with accrued and unpaid interest thereon. Each Obligor further agrees that if payment in respect of any Secured Obligation shall be due in a currency other than Dollars and/or at a place of payment other than New York, Chicago or any other Foreign Currency Payment Office and if, by reason of any Change in Law, disruption of currency or foreign exchange markets, war or civil disturbance or other event, payment of such Secured Obligation in such currency or at such place of payment shall be impossible or, in the reasonable judgment of the Administrative Agent, any Issuing Bank or any Lender, disadvantageous to the Administrative Agent, any Issuing Bank or any Lender in any material respect, then, at the election of the Administrative Agent, such Obligor shall make payment of such Secured Obligation in Dollars (based upon the Dollar Amount thereof on the date of payment) and/or in New York, Chicago or such other Foreign Currency Payment Office as is designated by the Administrative Agent and, as a separate and independent obligation, shall indemnify the Administrative Agent, any Issuing Bank and any Lender against any losses or reasonable out-of-pocket expenses that it shall sustain as a result of such alternative payment. (g) Upon payment by any Obligor of any sums as provided above, all rights of such Obligor against any Obligor arising as a result thereof by way of right of subrogation or otherwise shall in all respects be subordinated and junior in right of payment to the prior indefeasible payment in full in cash of all the Secured Obligations owed by such Obligor to the Administrative Agent, the Issuing Banks and the Lenders. (h) Nothing shall discharge or satisfy the liability of any Obligor hereunder except the full performance and payment in cash of the Secured Obligations. 206

(i) Notwithstanding anything contained in this Article X to the contrary, no Obligor shall be liable hereunder for any of the Loans made to, or any other Secured Obligation incurred solely by or on behalf of, any U.S. Loan Party to the extent such guaranty by such Obligor would cause a Deemed Dividend Problem. SECTION 10.02 Swiss Limitation Language for Swiss Borrowers. (a) If and to the extent that a payment in fulfilling the liabilities under Section 10.01, under any joint and several liabilities or that the use of the proceeds from the enforcement of Collateral of any Swiss Borrower would, at the time payment is due or the Collateral is enforced, under Swiss law and practice (inter alia, prohibiting capital repayments or restricting profit distributions) not be permitted, in particular if and to the extent that such Swiss Borrower guarantees obligations other than obligations of one of its direct or indirect subsidiaries (i.e. obligations of its direct or indirect parent companies (up-stream guarantee) or sister companies (cross-stream guarantee)) (“Restricted Obligations”), then such obligations, payment amounts and the use of the proceeds from the enforcement of such Collateral shall from time to time be limited to the amount of the freely disposable equity in accordance with Swiss law; provided that such limited amount shall at no time be less than such Swiss Borrower’s profits and reserves available for the distribution as dividends (being the balance sheet profits and any reserves available for this purpose, in each case in accordance with art. 675(2) and art. 671(1) and (2), no. 3, of the Swiss Federal Code of Obligations) at the time or times payment under or pursuant to the Loan Documents is requested from such Swiss Borrower, and further provided that such limitation (as may apply from time to time or not) shall not (generally or definitively) free such Swiss Borrower from payment obligations hereunder in excess thereof, but merely postpone the payment date therefor until such times as payment is again permitted notwithstanding such limitation. Any and all indemnities and guarantees contained in the Loan Documents including, in particular, Section 18(A)(iv) of the Guaranty shall be construed in a manner consistent with the provisos herein contained. (b) In respect of Restricted Obligations, each Swiss Borrower shall: (i) use its best endeavours to procure that the fulfilment of the Restricted Obligations can be made without deduction of Swiss Federal Withholding Tax by discharging the liability of such tax by notification pursuant to applicable law (including applicable double tax treaties) rather than payment of the tax; (ii) if the notification procedure pursuant to sub-paragraph (i) above does not apply (or does only apply partially) and if and to the extent required by applicable law (including applicable double tax treaties) in force at the relevant time: (A) deduct Swiss anticipatory tax (Verrechnungssteuer; Swiss Federal Withholding Tax) at the rate of 35% (or such other rate as in force from time to time) from any payment made by it in respect of Restricted Obligations; (B) pay any such deduction to the Swiss Federal Tax Administration; and (C) notify (or ensure that the Company notifies) the Administrative Agent that such a deduction has been made and provide the Administrative 207

Agent with evidence that such a deduction has been paid to the Swiss Federal Tax Administration, all in accordance with Section 18(A)(i) of the Guaranty; and (iii) shall use its best endeavours to procure that any person who is entitled to a full or partial refund of the Swiss Federal Withholding Tax deducted pursuant to this Section 10.02: (A) request a refund of the Swiss Federal Withholding Tax under applicable law (domestic law and applicable double tax treaties) as soon as possible; and (B) pay to the Lenders upon receipt any amount so refunded to cover any outstanding part of the Restricted Obligations; and (iv) to the extent such a deduction is made, not be obliged to either gross-up, in particular, in accordance with Section 18(A)(i) of the Guaranty or indemnify each Recipient, in particular, in accordance with Section 18(A)(iv) of the Guaranty in relation to any such payment made by it in respect of Restricted Obligations unless such gross-up or tax indemnity payment is permitted under the laws of Switzerland then in force. (c) If and to the extent requested by the Administrative Agent and if and to the extent this is from time to time required under Swiss law (restricting profit distributions), in order to allow the Administrative Agent to obtain a maximum benefit under the Loan Documents, each Swiss Borrower undertakes to promptly implement all such measures and/or to promptly obtain the fulfillment of all prerequisites allowing it to promptly perform its obligations and make the requested payment(s) thereunder from time to time, including the following: (i) preparation of an up-to-date audited balance sheet of such Swiss Borrower; (ii) confirmation of the auditors of such Swiss Borrower that the relevant amount represents the maximum freely distributable profits; (iii) approval by a shareholders’ or a quotaholders’ meeting (as applicable) of such Swiss Borrower of the resulting profit distribution; and (iv) all such other measures necessary or useful to allow such Swiss Borrower to make the payments and perform the obligations agreed under the Loan Documents with a minimum of limitations. SECTION 10.03 Limitation on Guaranty of Certain Swap Obligations. No Obligor hereunder shall be, or shall be deemed to be, a guarantor of any Swap Obligations if such Obligor is not an ECP, to the extent that the providing of such guaranty by such Obligor would violate the ECP Rules or any other applicable law or regulation. This paragraph shall not affect any guaranteed Secured Obligations other than Swap Obligations, nor shall it affect the guaranteed Secured Obligations of any Obligor who qualifies as an ECP. SECTION 10.04 Keepwell. Without in any way limiting the obligations of any Obligor under this Agreement (including under this Article X) or the other Loan Documents, each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Obligor to honor all of its 208 obligations under this Guaranty in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 10.04 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 10.04, or otherwise under this Article X, as it relates to such other Obligor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until a discharge of such Qualified ECP Guarantor’s obligations under this Article X in accordance with the terms hereof. Each Qualified ECP Guarantor intends that this Section 10.04 constitute, and this Section 10.04 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Obligor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. [Signature Pages Intentionally Omitted] 209